                                [HARTFORD LOGO]


              ANNUAL REPORT
              DECEMBER 31, 2002

              -        MANAGER  DISCUSSIONS
              -        FINANCIALS

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS
       Manager Discussions                                                     1

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets or Statement of Assets and Liabilities as of December 31, 2002:

            Hartford Global Communications HLS Fund                           31
            Hartford Global Financial Services HLS Fund                       32
            Hartford Global Health HLS Fund                                   34
            Hartford Global Technology HLS Fund                               36
            Hartford International Small Company HLS Fund                     37
            Hartford SmallCap Growth HLS Fund (formerly Fortis Aggressive
            Growth Series)                                                    40
            Hartford Growth Opportunities HLS Fund (formerly Fortis Growth
            Stock Series)                                                     43
            Hartford Small Company HLS Fund                                   45
            Hartford MidCap HLS Fund                                          47
            Hartford International Capital Appreciation HLS Fund              50
            Hartford Capital Appreciation HLS Fund                            52
            Hartford Value Opportunities HLS Fund (formerly Fortis Value
            Series)                                                           55
            Hartford Growth HLS Fund                                          57
            Hartford MidCap Value HLS Fund                                    59
            Hartford Focus HLS Fund                                           61
            Hartford Global Leaders HLS Fund                                  62
            Hartford International Opportunities HLS Fund                     64
            Hartford Stock HLS Fund                                           67
            Hartford Growth and Income HLS Fund                               69
            Hartford Index HLS Fund                                           71
            Hartford Value HLS Fund                                           77
            Hartford Dividend and Growth HLS Fund                             79
            Hartford Global Advisers HLS Fund                                 81
            Hartford Advisers HLS Fund                                        90
            Hartford High Yield HLS Fund                                      97
            Hartford Bond HLS Fund                                           105
            Hartford Mortgage Securities HLS Fund                            112
            Hartford U.S. Government Securities HLS Fund (formerly Fortis
            U.S. Government Securities Series)                               115
            Hartford Money Market HLS Fund                                   117

         Statements of Operations for the Period Ended December 31, 2002     120

         Statements of Changes in Net Assets for the Period Ended
         December 31, 2002                                                   126

         Statements of Changes in Net Assets for the Period Ended
         December 31, 2001                                                   132

         Notes to Financial Statements                                       138

         Financial Highlights                                                172

         Report of Independent Auditors                                      190

         Tax Information Notice (Unaudited)                                  191

         Boards of Directors and Officer Information (Unaudited)             192

         Shareholder Meeting Results (Unaudited)                             196

         Privacy Policy                                                      202



       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Global Communications HLS Fund (1),(2)
Hartford Global Financial Services HLS Fund  (1),(2)
Hartford Global Health HLS Fund (1),(2)
Hartford Global Technology HLS Fund (1),(2)
Hartford International Small Company HLS Fund (1),(2)
Hartford SmallCap Growth HLS Fund (3)
Hartford Growth Opportunities HLS Fund (3)
Hartford Small Company HLS Fund (2),(4)
Hartford MidCap HLS Fund (2),(5)
Hartford International Capital Appreciation HLS Fund (1),(2)
Hartford Capital Appreciation HLS Fund (2),(4)
Hartford Value Opportunities HLS Fund (3)
Hartford Growth HLS Fund (1)
Hartford MidCap Value HLS Fund (1),(2)
Hartford Focus HLS Fund (1),(2)
Hartford Global Leaders HLS Fund (1),(2)
Hartford International Opportunities HLS Fund (2),(4)
Hartford Stock HLS Fund (2),(4)
Hartford Growth and Income HLS Fund (1),(2)
Hartford Index HLS Fund (2),(5)
Hartford Value HLS Fund (1),(2)
Hartford Dividend and Growth HLS Fund (2),(4)
Hartford Global Advisers HLS Fund (2),(5)
Hartford Advisers HLS Fund (2),(4)
Hartford High Yield HLS Fund (1),(2)
Hartford Bond HLS Fund (2),(4)
Hartford Mortgage Securities HLS Fund (2),(5)
Hartford U.S. Government Securities HLS Fund (3)


(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 30, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

(4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

(5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance.

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S & P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

S & P BARRA VALUE INDEX is an unmanaged capitalization weighted index of all the stocks in the S & P 500 that have low price-to-book ratios.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI FINANCIAL EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

MSCI EAFE - the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance; excluding the U.S. and Canada.

EAFE GDP - the Morgan Stanley Europe, Australia, Far East GDP Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

SSB BROAD MARKET EURO-PACIFIC <$2b INDEX takes the entire international universe of all stocks, and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry. This represents roughly the bottom 20% of the international equity market.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companieswith higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND inception 12/27/2000

PERFORMANCE OVERVIEW 12/27/00 - 12/31/02
Growth of a $10,000 investment(1)



                                  [LINE GRAPH]



-       GLOBAL COMMUNICATIONS IA
        $10,000 starting value
        $4,530 ending value

--      S & P 500 INDEX
        $10,000 starting value
        $6,821 ending value

---     MSCI AC WORLD FREE TELECOMMUNICATION SERVICES INDEX
        $10,000 starting value
        $5,468 ending value

PORTFOLIO MANAGEMENT TEAM
ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst
Wellington Management Company, LLP

DAVID NINCIC, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                                1 YEAR   SINCE INCEPTION
Global Comm IA                 -29.36%      -32.55%
Global Comm IB                 -29.50%      -32.68%


Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund returned -29.36% for the 12 months ended December 31, 2002. The Fund under-performed both the Morgan Stanley Capital International (MSCI) All Country World Free Telecommunication Services Index, which returned -27.57 and the S&P 500 Index, which returned -22.10% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

The telecommunications sector suffered steep loses during the twelve-month period ended December 31, 2002 as the market continued to punish this sector for the unrealistic projections of customer demand and the lofty valuations that were borne out of the Internet craze.

The Fund's underperformance versus its market benchmark can be substantially accounted for by the poor performance of Sprint PCS Group (communications), a wireless holding which failed to meet the market's expectations for new customer additions. Over the year, we were underweight integrated telecommunications companies overall versus the benchmark. However, our overweight of European companies, such as Telecom Austria AG (communications) and Telecom Italia S.p.A. (communications) strongly benefited relative performance, owing to a better competitive landscape and the strong wireless positioning that the European incumbents have in less competitive markets. Relative to its competitors, the Fund meaningfully exceeded the Lipper peer group average due in large part to the strong absolute performance of holdings such as Citizens Communications Co. (communications), Nextel Communications, Inc., Class A (communications), and Sprint Corp. (communications).

WHAT IS THE OUTLOOK FOR 2003?

While a return to health will be a multi-year process for telecommunication service companies, we believe that the process is underway. Many viable businesses with non-viable balance sheets have de-levered their capital structures and are now fiscally strong. In much of the world, wireless pricing seems to be stable. Global wireless financials results for the second half of the year was characterized by strong operating margins. Nonetheless, we expect some telecom sectors to continue to deteriorate. For instance, US wireline companies should continue to lose minutes to wireless carriers while also facing deteriorating wholesale rates for local wireline access. However, we believe there are compelling investment opportunities in the telecom sector, and we intend for the Fund to participate in many of them. Among wireline companies, our primary focus continues to be free cash flow. The companies that generate the most cash consistently will have the ability to reduce debt, buyback stock, and issue higher dividends.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND inception 12/27/2000



PERFORMANCE OVERVIEW 12/27/00 - 12/31/02
Growth of a $10,000 investment(1)

                                  [LINE GRAPH]


-       GLOBAL FINANCIAL SERVICES IA
        $10,000 starting value
        $7,643 ending value

--      S & P 500 INDEX
        $10,000 starting value
        $6,821 ending value


---     MSCI FINANCE EX REAL ESTATE INDEX
        $10,000 starting value
        $7,097 ending value

PORTFOLIO MANAGEMENT TEAM
MARK T. LYNCH, CFA
Senior Vice President, Partner, Portfolio Coordinator,
Global Industry Analyst
Wellington Management Company, LLP

THEODORE SHASTA, CFA
Senior Vice President, Partner, Global Industry Analyst
Wellington Management Company, LLP

MARK D. MANDEL, CFA
Senior Vice President, Partner, Director of
Global Industry Research, Global Industry Analyst
Wellington Management Company, LLP

ERIC HALET
Vice President, Global Industry Analyst
Wellington Management Company, LLP


AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)


                                1 YEAR   SINCE INCEPTION
Global Financial Services IA   -18.87%      -12.51%
Global Financial Services IB   -19.04%      -12.69%


 Please see page 1 for important additional information including inception dates and expenses.


HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund returned -18.87% for the 12 months ended December 31, 2002. The Fund outperformed the S&P 500 Index, which returned -22.10% over the same period. The Fund underperformed the Morgan Stanley Capital International (MSCI) Finance ex-Real Estate Index, which returned -16.28% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

We add value by taking a differentiated market view, by investing more in complicated mid cap companies instead of predominantly clear-cut large cap companies that dominate the benchmark. The market environment in 2002 did not reward this type of approach, as only the more easily understood companies benefited from share price appreciation.

During the period, banks continued to be hurt by defaults in the telecom sector and European financial institutions performed poorly due to their significant leverage to severe declines in equity markets. Our holding in Credit Suisse Group was the largest detractor from Fund performance for the full year. Conversely, the Fund benefited from holding Belgian bank Dexia, French bank Societe Generale, and Spain's Banca Popolare di Milanio SCRL.

Among insurance holdings, our concerns over Annuity and Life Re's ability to execute their strategic plan caused us to re-evaluate it as a holding, and we eliminated it during the fourth quarter. In the insurance sector, we favor property/casualty companies over the European life insurers and reinsurers.

WHAT IS THE OUTLOOK FOR 2003?

We have a defensive view of U.S. banks, and do not expect strong revenue growth occurring in 2003. The risks of these stocks outweigh the potential rewards. We will implement this posture by focusing on retail defensive names and avoiding the higher beta names. We feel favorably toward the insurance sector, which is currently experiencing a "hard" pricing environment with rising premiums in the property/casualty business. Overly generous policy terms have become a thing of the past, benefiting policy writers. The damage done to the companies' capital in the last few years by claims and investment losses will force insurance companies to keep their prices firm, allowing revenues to grow. Earnings will take time to recover, however, as insurers are still writing off losses incurred in the 1990's.

HARTFORD GLOBAL HEALTH HLS FUND inception 5/1/2000

PERFORMANCE OVERVIEW 5/1/00 - 12/31/02
Growth of a $10,000 investment(1)

                                  [LINE GRAPH]

-        GLOBAL HEALTH IA
         $10,000 starting value
         $12,554 ending value

--       S & P 500 INDEX
         $10,000 starting value
         $6,223 ending value

---      GOLDMAN SACHS HEALTH CARE INDEX
         $10,000 starting value
         $9,002 ending value


PORTFOLIO MANAGEMENT TEAM
JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator,
Global Industry Analyst
Wellington Management Company, LLP

JEAN M. HYNES, CFA
Senior Vice President, Partner, Global Industry Analyst
Wellington Management Company, LLP

ANN C. GALLO
Vice President, Global Industry Analyst
Wellington Management Company, LLP

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP


AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                                1 YEAR   SINCE INCEPTION

Global Health IA               -16.97%       8.90%
Global Health IB               -17.16%       8.68%


Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund returned -16.97% for the 12 months ended December 31, 2002. The Fund outperformed both the Goldman Sachs Health Care Index, which returned -21.03% and the S&P 500 Index, which returned -22.10% over the period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

Good stock selection among our pharmaceutical and biotechnology holdings was a primary driver of outperformance relative to the Goldman Sachs Health Care Index. The key absolute contributors within the portfolio during this time period included Amylin Pharmaceuticals, Inc. (research & testing facilities), Amgen, Inc. (drugs) and Pharmacia Corp. (drugs).

In the first half of the year, we trimmed exposure to health care services stocks that had been strong out performers. The Fund's position in pharmaceutical and biotechnology stocks was increased to an in-line position relative to the benchmark, with an emphasis on biotechnology. We were of the belief that valuations in that sub-sector did not adequately reflect the potential of new product pipelines which have been building in recent years reflecting technological developments within the biotechnology and genomics arena. These moves served us very well in October and November as investors flocked back to the most beaten down areas of the market overall and high beta sectors, including biotechnology, outperformed.

WHAT IS THE OUTLOOK FOR 2003?

The noise arising from the national debate about our health care system will start to build in late 2003, as we approach the next set of presidential primaries and election. Representing the largest part of he U.S. economy, and relentlessly increasing, the tightening budget squeeze caused by higher health care spending will again capture the attention of politicians and investors. Meanwhile, fundamentals remain strong and valuations are reasonable.

We remain very enthusiastic about the outlook for the health care sector, because it is a natural global growth sector. Technological innovation, powerful aging demographic trends for the populations of the U.S., Europe and Japan, and increasing penetration of less mature foreign markets, combined, create attractive long-term investment opportunities for investors.

HARTFORD GLOBAL TECHNOLOGY HLS FUND inception 5/1/2000

PERFORMANCE OVERVIEW 5/1/00 - 12/31/02
Growth of a $10,000 investment(1)


                                  [LINE GRAPH]


-        GLOBAL TECHNOLOGY IA
         $10,000 starting value
         $2,969 ending value

--       S & P 500 INDEX
         $10,000 starting value
         $6,223 ending value

---      GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
         $10,000 starting value
         $2,508 ending value

PORTFOLIO MANAGEMENT TEAM
Scott E. Simpson
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

BRUCE L. GLAZER
Vice President, Global Industry Analyst
Wellington Management Company, LLP

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP




AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                                1 YEAR   SINCE INCEPTION
Global Technology IA           -38.59%      -36.56%
Global Technology IB           -38.69%      -36.67%


Please see page 1 for important additional information including inception dates and expenses.


HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund returned -38.59% for the 12 months ended December 31, 2002. The Fund outperformed the Goldman Sachs Technology Index, which returned -40.29% over the same period. The Fund underperformed the S&P 500 Index, which returned -22.10% over the same time period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

The last twelve months continued to be difficult for technology stocks as disappointing earnings reports dovetailed with continuing concerns regarding consumer spending and investor confidence, creating a volatile investment climate. The IT spending environment remained very weak, and competition throughout the industry was intense. The impetus for improved IT spending will be improved corporate profits and an improving U.S. economy; nonetheless we do not expect a robust recovery.

Given the volatile investment environment, the Fund continued to be positioned defensively. In particular, the Fund maintained overweight positions in IT services stocks and underweight positions in semiconductors. Within IT services stocks held for the full year, our overweight position in First Data Corp. (software & services) was a top contributor. Our overweight in computer storage & peripherals was also beneficial, as Lexmark International, Inc. (computers & office equipment), a manufacturer and supplier of printing products, contributed positively to the Fund on an absolute basis, as well as versus the benchmark. We cut our holding in this company as it reached our price target. Our position in Sabre Holdings Corp. (transportation) was the largest detractor from Fund performance for the full year.

WHAT IS THE OUTLOOK FOR 2003?

We expect the PC industry to experience normal seasonality with moderate acceleration in unit growth in 2003. The outlook for corporate PC upgrades looks favorable based on the age of the installed base and migration to new operating systems, particularly if corporate profits improve. Software companies are cautiously optimistic; while 4Q02 will reflect a modest increase in purchases, it is unclear whether this represents seasonality or a more sustainable improvement in demand. We expect an upturn in unit growth for the handset industry next year, however the trend in wireless infrastructure spending is still down for 2003. The telecom equipment sector looks more appealing as expectations are set low enough that these companies are likely to beat earnings estimates. We do not expect to see a meaningful recovery in capital expenditure until 2004. Long term, we continue to believe that technology will continue to provide good investment opportunities.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND inception 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 12/31/02
Growth of a $10,000 investment(1)



                                  [LINE GRAPH]

-        INTERNATIONAL SMALL CO IA $10,000 starting value $8,924 ending value

--- SSB Euro Pacific [less than] $2b Index $10,000 starting value $8,345 ending value

PORTFOLIO MANAGER
EDWARD L. MAKIN
Vice President
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                                  1 YEAR   SINCE INCEPTION
International Small Company IA   -5.08%       -6.58%
International Small Company IB   -5.30%       -6.78%


Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund returned -5.08% for the 12 months ended December 31, 2002. The fund outperformed the Lipper International VA-UF Average, which returned -16.54% over the same period. The Fund underperformed the Salomon Smith Barney Broad Market Euro-Pacific Less Than $2 billion Index, which returned -4.72% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's return benefited from strong stock selection within the health care and industrials sectors. Within industrials, an overweight position in several capital goods companies contributed positively to performance in 2002. These companies include TOWA Pharmaceutical Co., Ltd. (drugs, japan), Sumida Electric (electrical equipment, japan), and Volker Wessel Stevin N.V (construction, netherlands). Relative outperformance in the health care sector was also generated primarily from strong stock selection. In particular, overweight positions in several companies in the pharmaceuticals industry added value to the Fund. The top contributing names were Virbac (drugs, france), Hokuriku Seiyaku (drugs, japan) and Nippon Shinyaku Co., Ltd. (drugs, japan). However, stock selection in the information technology sector hurt overall Fund performance. Specifically, overweight positions in two German software and services companies, Ceyoniq and PSI AG, were the largest contributors to the Fund's underperformance in 2002.

WHAT IS THE OUTLOOK FOR 2003?

The global growth environment remains fragile. Uncertainty about the lingering conflict with Iraq, high oil prices, and weak equity markets are weighing on consumers and corporations. Bankruptcies and de-leveraging are restraining the economy as well, but are part of the required healing process needed to generate stronger growth in the future. At the country level, Germany, Japan, and Brazil stand out as meaningful sources of economic weakness. While the global economy has emerged from the 2001 recession, 2003 will be the second consecutive year of sluggish growth. With low inflation in place globally, governments and central banks are trying hard to stimulate growth. The European Central Bank lowered its policy rate by 50 basis points this quarter to 2.75% in response to deteriorating growth prospects in the Euro area and a stronger Euro. It still has room to cut rates further. The Bank of Japan has resorted to unconventional policy tools such as the purchase of domestic equities to aid its ailing financial system. In the U.S., massive liquidity has been injected into the system by monetary and fiscal means in an attempt to stave off recession. This has meant extra financial leverage for the government and a weaker dollar as concerns mount about trade and budget deficits in the U.S.

HARTFORD SMALLCAP GROWTH HLS FUND inception 5/2/1994

PERFORMANCE OVERVIEW 5/2/94 - 12/31/02
Growth of a $10,000 investment(3)


                                  [LINE GRAPH]


-        SMALLCAP GROWTH IA $10,000 starting value $17,018 ending value

--       RUSSELL 2000 $10,000 starting value $17,146 ending value

---      RUSSELL 2000 Growth Index* $10,000 starting value $11,895 ending value

PORTFOLIO MANAGERS
DAVID J. ELLIOTT, CFA
Vice President
Wellington Management Company, LLP

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP


AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                           1 YEAR     5 YEARS     SINCE INCEPTION

SmallCap Growth IA         -28.83%      4.11%        6.32%
SmallCap Growth IB(3)      -26.51%      3.86%        6.06%

 Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the Fund.

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund returned -28.83% for the 12 months ended December 31, 2002. The Fund outperformed both the Lipper Small Cap Growth VA-UF Average, which returned -30.82% and the Russell 2000 Growth Index, which returned -30.27% over the same period. The Fund underperformed the Russell 2000 Index, which returned -20.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund started out in 2002 with strong relative performance, but lost ground during the second quarter when investor concerns over issues of accounting transparency, corporate governance, and the pace of the economic recovery intensified. We found stock selection particularly challenging in this environment as these developments resulted in dramatic market reactions. We finished the second half of the year strongly as stock selection within information technology and health care contributed to outperformance. Among the most negative contributors to the Fund's performance for the year were audio and video electronics retailer Tweeter Home Entertainment Group, Inc. (retail), genomics tool provider Incyte Genomics, Inc. (research & testing facilities), and Stillwater Mining Co. (metal, minerals & mining). Among the most positive contributors were specialty medical products provider Polymedica Corp. (medical instruments & supplies), drug producer for diabetes and other metabolic disorders Amylin Pharmaceuticals, Inc. (research & testing facilities), and ITT Educational Services, Inc. (education), a provider of post-secondary education.

WHAT IS THE OUTLOOK FOR 2003?

We remain cautiously optimistic on the outlook for the U.S. economy. We are anticipating positive but below-trend GDP growth until 2004. We expect that business capital expenditures will be slow in recovering, muting growth for the technology sector. We are also looking for gradual improvements in the labor market. Within the Fund, we will continue to apply our systematic investment process, which combines fundamental bottom-up stock selection with a quantitative overlay to help us identify the companies with the most upside potential while maintaining our risk disciplines.

HARTFORD GROWTH OPPORTUNITIES HLS FUND inception 3/24/1987

PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(3)


                                  [LINE GRAPH]


-        GROWTH OPPORTUNITIES IA $10,000 starting value $18,932 ending value

--       S&P MIDCAP 400 INDEX $10,000 starting value $30,946 ending value

---      RUSSELL 3000 GROWTH INDEX* $10,000 starting value $18,413 ending value

AVERAGE ANNUAL RETURNS (as of 12/31/2002)


                                                    1 YEAR     5 YEARS      10 YEARS

Growth Opportunities IA                             -27.65%     1.40%        6.59%
Growth Opportunities IB(3)                          -22.65%     1.14%        6.33%



Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.


PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Vice President
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities Fund returned -27.65% for the 12 months ended December 31, 2002. The Fund outperformed the Russell 3000 Growth Index, which returned -28.04% over the same period. The Fund underperformed both the S&P MidCap 400 Index, which returned -14.51% and the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the twelve-month period the global growth environment remained fragile. Weak equity markets, high oil prices, and lingering uncertainty about the conflict with Iraq were all weighting on consumers and corporations. Bankruptcies and de-leveraging were restraining the economy as well, but they are part of the required healing process needed to generate stronger growth in the future.

The Fund's outperformance versus the Russell 3000 Growth Index resulted from a sector allocation rather than stock selection. The Fund's large overweight position in the consumer discretionary sector proved to be beneficial as it was one of the better performing sectors over the twelve-month period. The Fund's significant underweight positions in economically sensitive sectors such as financials also positively contributed to performance.

The top three contributors to the Fund's overall performance over this twelve-month period were Nextel Communications, Inc. (communications), Accenture Ltd., Class A (business services) and Pacific Sunwear of California, Inc. (retail), and three detractors were Cendant Corp. (business services), Sanmina-SCI Corp. (electronics) and Adelphia Communications Corp.
(communications).

WHAT IS YOUR OUTLOOK FOR 2003?

There has been a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. In the third quarter, real GDP grew by 3.2% versus a year ago and S&P 500 operating earnings rose 10%. We expect similar growth rates in 2003. The consumer has been the mainstay of growth, but is expected to moderate. Over the past few months, spending has been helped by record "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow moving jobs recovery, decelerating wage gains, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004.

HARTFORD SMALL COMPANY HLS FUND inception 8/9/1996

PERFORMANCE OVERVIEW 8/9/96 - 12/31/02
Growth of a $10,000 investment(4)

                                  [LINE GRAPH]

-        SMALL COMPANY IA
         $10,000 starting value
         $12,109 ending value

--       RUSSELL 2000 INDEX
         $10,000 starting value
         $12,751 ending value

---      RUSSELL 2000 GROWTH INDEX*
         $10,000 starting value
         $8,665 ending value


PORTFOLIO MANAGER
STEVEN C. ANGELI, CFA
Senior Vice President, Partner
Wellington Management Company, LLP



AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)


                     1 YEAR     5 YEARS    SINCE INCEPTION
Small Company IA     -30.23%      -0.92%       3.04%
Small Company IB(4)  -30.39%      -1.12%       2.83%


Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.



HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -30.23% for the 12 months ended December 31, 2002. The Fund outperformed the Russell 2000 Growth Index, which returned -30.27% over the same period. The Fund under performed both the Russell 2000 Index, which returned -20.48% and the Lipper Small Company Growth VA-UF Average, which returned -18.99% over the same period.

Why did the Fund perform this way?

This was a difficult year for small growth funds, as every sector posted negative returns except financials. Unfortunately, the Fund was hurt by its underweight position in financials. The Fund benefited, however, from its underweight in the poorly performing telecom sector. Moreover, stock selection was excellent in the sector, with the Fund's few holdings in the sector performing well. During the third quarter, we increased the Fund's weight in health care stocks, and unfortunately this was one of the worst performing sectors in the fourth quarter. The markets staged a significant year-end rally, dominated by high-beta technology stocks. Technology stocks were among the Fund's best and worst performers. The Fund benefited from a sizable position in Rational Software Corp. (software & services), which was acquired by International Business Machines Corp. (computers & office equipment) for a 28% premium. Other strong contributors included Western Digital Corp. (computers & office equipment) and Hyperion Solutions Corp. (software & services). However, the poor performance of software firms, PracticeWorks, Inc. (software & services) and Actuate Corp. (software & services), more than offset these gains.

WHAT IS THE OUTLOOK FOR THE 2003?

On the one hand, we foresee below-consensus profits, slowing consumer spending, and continuing geopolitical risks. On the other hand, we anticipate an eventual, albeit slow, recovery with modest inflation and 3% GDP growth. And with the S&P 500 at 18x projected 2003 earnings, we see little room for multiple expansion. Therefore, we believe 2003 will be a stock-pickers environment, where individual stock selection will shine over sector allocation. We are not particularly excited about any one sector. We are starting 2003 with a meaningful overweight in Consumer Discretionary and underweight in Financials. We do own companies leveraged to an economic rebound, but we also maintain positions in more stable growth companies (e.g., health care stocks) that should deliver steady earnings and solid cash flow over the next three to six months.

HARTFORD MIDCAP HLS FUND* INCEPTION 7/14/1997

PERFORMANCE OVERVIEW 7/14/97 - 12/31/02
Growth of a $10,000 investment(5)

                                  [LINE GRAPH]



- MIDCAP IA                                 S&P  MidCap  400 Index
  $10,000 starting value                    $10,000 starting value
  $22,676 ending value                      $15,211 ending value


PORTFOLIO MANAGER
PHILLIP H. PERELMUTER, CFA

Senior Vice President, Partner Wellington Management Company, LLP


HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund returned -14.22% for the 12 months ended December 31, 2002. The Fund outperformed both the S&P MidCap 400 Index, which returned -14.52% and the Lipper Mid-Cap Core VA-UF Average, which return -17.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The past year has been another disappointing year of negative returns for all market capitalization segments of the domestic equity market. However, over the last twelve months mid-cap stocks have outperformed both small-cap stocks, as measured by the Russell 2000, and large cap stocks, as measured by the S&P 500. The Fund's out-performance can be traced largely to positive stock selection across most industries, with sector allocation having little impact on performance. Three of the most positive contributors during this period were Williams-Sonoma, Inc. (retail), Anthem, Inc. (insurance), and Ryanair Holdings PLC, ADR (transportation).

WHAT IS THE OUTLOOK FOR 2003?

The economic environment continues to be mixed, and we do not expect a dramatic recovery in 2003. From a macroeconomic standpoint every positive development appears to be counterbalanced by an equally discouraging negative development. The Fed continues to be aggressive in their monetary policy, but with 90-day T-bill rates at close to 1% and negative real interest rates the central bank's leverage going forward is diminishing. Prospects for fiscal stimulus are encouraging, but likely to be delayed by the inevitable jawboning in Congress. Auto sales are robust, but driven by extremely aggressive incentive programs. Housing sales remain at record levels, but long-term rates have started to tick up. Manufacturing inventories are low, but companies continue to be plagued by excess capacity and under-funded pensions. Employment appears to have stabilized, but looming state and municipal budget deficits are increasing the likelihood of additional layoffs.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)


                 1 YEAR        5 YEARS     SINCE INCEPTION
MidCap IA        -14.22%       14.78%      16.15%
MidCap IB(5)     -14.42%       14.53%      15.90%

Please see page 1 for important additional information including inception dates and expenses.

* Hartford MidCap HLS Fund was closed to new and subsequent premium payments along with transfers of contract value as of the close of the New York Stock Exchange on June 29, 2001.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND INCEPTION 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 12/31/02
Growth of a $10,000 investment(1)

                                  [LINE GRAPH]

- INTERNATIONAL CAPITAL APPRECIATION IA     ---   MSCI EAFE
  $10,000 starting value                          $10,000 starting value
  $ 7,121 ending value                            $ 7,194 ending value



PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund returned -17.21% for the 12 months ended December 31, 2002. The Fund underperformed both the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -15.64%, and the Lipper International VA-UF Average, which returned -16.54% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

This was a difficult year for equities, particularly those with a growth bias such as the ones in which this Fund invests. The market continues to be volatile and unforgiving, punishing those companies that miss widely disseminated sales or earnings targets. While we missed many disasters during 2002, our growth focus resulted in an overweight position in technology, which performed poorly, and underweight positions in utilities and consumer staples, which performed relatively well. Our stock selection in the technology sector was excellent, however, with holdings such as Nortel Networks Corp. (communications, canada) and SAP AG (software & services, germany) among the top contributors to fund returns. Japanese clothing retailer, Fast Retailing Co., Ltd. (retail), and Russian oil giant, Yukos ADR (energy & services), were also among the top performers in the Fund. On the negative side, the Fund was hurt by the poor performance of several of our industrial companies, including Capita Group PLC (business services, united kingdom) and Invensys PLC (electrical equipment, united kingdom). Successful stock picking continues to be the primary focus of the market as well as of our process, with our sector and country weights being a residual result of where we find the best opportunities. As of year-end the Fund was most overweight in technology and consumer discretionary and most underweight in the financial sector.

WHAT IS THE OUTLOOK FOR 2003?

2002 marks the third consecutive down year in global markets. In Europe, this was the worst year since 1974. Clearly, we are now closer to the bottom of the market than the top. With the bubble now burst, valuations globally are in line with growth prospects. For these reasons, we are optimistic about the future. Going forward, while market volatility continues, stock picking is critical, playing right into our style and process. Moreover, global leaders tend to perform better during these periods due to their global dominance. We have confidence in our ability to achieve superior returns in such an environment.


AVERAGE ANNUAL RETURNS(2)        (as of 12/31/2002)

                                              1 YEAR    SINCE INCEPTION
International Capital Appreciation IA         -17.21%     -18.38%

International Capital Appreciation IB         -17.40%     -18.55%

Please see page 1 for important additional information including inception dates and expenses.

HARTFORD CAPITAL APPRECIATION HLS FUND INCEPTION 4/2/1984

PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

                                  [LINE GRAPH]


- CAPITAL APPRECIATION IA              --- S&P 500 INDEX
  $10,000 starting value                   $10,000 starting value
  $31,987 ending value                     $24,409 ending value



PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned -19.70% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% for the same time period. The Fund underperformed the Composite Index (S&P 500 Index 40%: Russell 2500 Index 60%), which returned -19.43% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the 12-month period, ended December 31, 2002, value outperformed growth and mid-cap stocks fared better than small- and large-caps, but there were very few places to hide as all market caps, styles and sectors posted negative returns for the year.

The Fund benefited from strong stock selection in health care, industrials and energy, but these relative gains were largely offset by the negative stock selection in financials, utilities and consumer discretionary. The Fund's holdings in Adelphia Communications Corp. (communications) in the media industry and WorldCom, Inc, (communications) in telecommunication services detracted significantly from Fund performance during this twelve-month period. In each case, the position was eliminated before the final act unfolded in the situations, but it was too late to escape the effects entirely. Despite these setbacks, the Fund was able to outperform its Lipper peer group average due largely to the strength of our holdings in Nextel Communications, Inc., Class A (communications), Boston Scientific Corp. (medical instruments & supplies) and YUKOS, ADR (energy & services).

WHAT IS THE OUTLOOK FOR 2003?

It probably goes without saying that the geo-political environment is tenuous. The potential ramifications of a conflict in Iraq, a showdown with North Korea, or another terrorist attack are challenging to forecast and to factor into an investment strategy. Nevertheless, such concerns, along with investor mistrust, high corporate debt, and excess capacity have weighed heavily on the market. It will take some more time to work through the excesses, but much is being done to set the stage for a return to modest economic growth. Currently, borrowing costs remain low, balance sheets are being repaired, and President Bush's second economic stimulus package sits before Congress. The economy is exhibiting signs of a modest recovery, and this should continue.

In this environment, we would not be surprised to see some upside earnings surprises in the near-term. Ironically, however, we are not convinced that the market's long-term expectations are low enough to reflect the moderate, long-term, earnings-growth environment that we envision. Given this conundrum and the valuation of the market at what we would describe as a reasonable level, intensive research and an opportunistic approach to portfolio construction should be important to investing success going forward.

AVERAGE ANNUAL RETURNS(2)        (as of 12/31/2002)


                             1 YEAR   5 YEARS      10 YEARS
Capital Appreciation IA     -19.70%    6.08%        12.33%

Capital Appreciation IB(4)  -19.88%    5.87%        12.08%

Please see page 1 for important additional information including inception dates and expenses.

HARTFORD VALUE OPPORTUNITIES HLS FUND inception 5/1/1996
PERFORMANCE OVERVIEW 5/1/96 - 12/31/02
Growth of a $10,000 investment(3)

[LINE CHART]

-  VALUE OPPORTUNITIES IA               --- RUSSELL 3000 VALUE INDEX*
   $10,000 starting value                   $10,000 starting value
   $14,455 ending value                     $16,385 ending value

-- S&P BARRA VALUE INDEX
   $10,000 starting value
   $14,138 ending value

PORTFOLIO MANAGERS                      JAMES N. MORDY                          DAVID R. FASSNACHT, CFA
JAMES H. AVERILL                        Senior Vice President, Partner          Senior Vice President, Partner
Senior Vice President, Partner          Wellington Management Company, LLP      Wellington Management Company, LLP
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                                1 YEAR    5 YEARS    SINCE INCEPTION
Value Opportunities IA          -24.95%    0.70%          5.68%
Value Opportunities IB(3)       -19.74%    0.45%          5.42%

Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund returned -24.95% for the 12 months ended December 31, 2002. The Fund underperformed both the Russell 3000 Value Index, which returned -15.19% and the S&P Barra Value Index, which returned -20.85%, as well as, the Lipper Multi Cap Value VA-UF average, which returned -18.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Hartford Value Opportunities HLS Fund underperformed during the 12-month period primarily due to stock selection in the telecommunication services and consumer discretionary sectors. Driving these sectors' poor results were positions in Adelphia Communications Corp. (communications) and Worldcom, Inc. (communications), which were the Fund's greatest detractors from relative performance. However, strong stock selection in health care and financials helped offset some of the drag from the detractors. The Fund's top contributors to performance were global reinsurance and insurance provider RenaissanceRe Holdings Ltd. (insurance), national discount retailer Ross Stores, Inc. (retail), and commercial insurer and asset management provider St Paul Cos., Inc. (The) (insurance). As of the end of December, the Fund's largest overweight positions are in consumer discretionary and health care, and the largest underweight is in consumer staples.

WHAT IS THE OUTLOOK FOR 2003?

There has been a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. The consumer has been the mainstay of growth, but is expected to moderate. Over the past few months, spending has been helped by a record number of "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow moving jobs recovery, decelerating wage gains, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004. For the moment, a sluggish consumer will be partially offset by a modest recovery in capital equipment spending. A combination of better profits and slowly improving corporate balance sheets should lead to positive investment spending in 2003, after two consecutive years of decline. Still, overcapacity and corporate de-leveraging will limit the rebound.

HARTFORD GROWTH HLS FUND inception 4/30/2002
PERFORMANCE OVERVIEW 4/30/02 - 12/31/02
Growth of a $10,000 investment(1)

- GROWTH IA                            --- RUSSELL 1000 GROWTH INDEX
  $10,000 starting value                   $10,000 starting value
  $ 8,657 ending value                     $ 8,061 ending value

PORTFOLIO MANAGER
ANDREW J. SHILLING, CFA
Vice President
Wellington Management Company, LLP

CUMULATIVE ANNUAL RETURNS (as of 12/31/2002)

                              SINCE INCEPTION
Growth IA                        -13.43%
Growth IB                        -13.57%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Growth HLS Fund (inception 4/30/02) returned -13.43% for the 8 months ended December 31, 2002. The Fund overperformed both the Russell 1000 Growth Index, which returned -19.39%, and the Lipper Large Cap Growth VA-UF Average, which returned -20.86% over the same time period.

WHY DID THE FUND PERFORM THIS WAY?

While 2002 was a difficult year in terms of absolute performance for the major broad market indices, the Fund's outperformance was attributable primarily to stock selection. Stock selection was particularly strong in three areas: consumer discretionary, information technology and financial stocks. Positive contributors to performance for the year included Pharmacia Corp. (drugs), Omnicom Group, Inc. (business services) and Cisco Systems, Inc. (computers & office equipment). In contrast, stock selection within the consumer staples sector was a detractor. Three detractors from performance included: CVS Corp. (retail), General Electric Co. (electronics) and AOL Time Warner, Inc. (software & services).

In terms of industry weightings, the Fund was positively impacted by a large underweight position in technology, which continued to struggle relative to other sectors, and an overweight position in health care, a relative out-performer for the period. This impact was somewhat offset by an underweight in the relatively stable consumer staples area.

WHAT IS THE OUTLOOK FOR 2003?

We continue to see excellent opportunities to purchase high-quality growth companies at attractive valuations. Valuation levels throughout the market have largely converged, meaning higher growth and higher quality companies do not command the same premium over lower growth and lower quality companies as they have in the past several years. This appears to be a favorable environment for us as we follow our large cap growth investment style.

HARTFORD MIDCAP VALUE HLS FUND inception 4/30/2001
PERFORMANCE OVERVIEW 4/30/01 - 12/31/02
Growth of a $10,000 investment(1)

- MIDCAP VALUE IA                --- RUSSELL 2500 VALUE INDEX
  $10,000 starting value             $10,000 starting value
  $ 8,663 ending value               $ 9,546 ending value

PORTFOLIO MANAGER
JAMES N. MORDY
Senior Vice President, Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
MidCap Value IA                -13.02%         -8.23%
MidCap Value IB                -13.21%         -8.41%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford MidCap Value HLS Fund returned - 13.02% for the 12 months ended December 31, 2002. The Fund underperformed both the Russell 2500 Value Index, which returned - 9.88% and the Lipper Mid Cap Value VA-UF Average, which returned - 10.81% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In 2002, mid-cap value stocks held up relatively well, with our Russell 2500 Value Index outperforming every other broad U.S. market segment index. During the year, the Fund's underperformance can be largely attributed to our position in Adolph Communications Corp. (communications), where management fraud drove the company into bankruptcy. The Fund's overweight position and stock selection in the technology sector dragged on performance for most of the year; however, this positioning was rewarded during the fourth quarter when Tech stocks staged a turnaround. Strong stock selection combined with an overweight position in energy helped the Fund's relative performance, as the natural gas market has tightened and oil prices have run up due to the possibility of war with Iraq and strike disruptions in Venezuela. Strong stock selection in health care also provided a boost to relative performance during the year. The Fund's top three relative contributors were Harman International Industries, Inc. (electronics), Rent-A-Center, Inc. (business services), and ITT Industries, Inc. (transportation). The bottom three stocks were Adelphia Communications Corp. (communications), Arrow Electronics, Inc. (consumer durables), and Bally Total Fitness Holding Corp. (health services).

WHAT IS THE OUTLOOK FOR 2003?

We expect 2003 to be a year of tempered recovery, and look to the corporate sector to provide more of the thrust than the consumer. While the corporate healing process continues, we believe business spending is poised for recovery once we get any war with Iraq successfully behind us. Corporate profits are improving, capacity utilization, while still less-than-desired, is improving, inventories are very low, considerable balance sheet repair has already occurred with credit expanding, and we think there are pent-up needs for IT spending. Consumer spending, unlike most recoveries, will likely remain sluggish given a slow-moving jobs recovery, decelerating wage gains, geopolitical concerns, higher energy prices and a likely end to the refinancing boom. We view equity valuations as attractive relative to other alternatives.

HARTFORD FOCUS HLS FUND inception 4/30/2001
PERFORMANCE OVERVIEW 4/30/01 - 12/31/02
Growth of a $10,000 investment(1)

- FOCUS IA                        --- S&P 500 INDEX
  $10,000 starting value              $10,000 starting value
  $ 7,838 ending value                $ 7,228 ending value


PORTFOLIO MANAGER                            ASSOCIATE PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA                       MAYA K. BITTAR, CFA
Senior Vice President, Partner               Vice President
Wellington Management Company, LLP           Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Focus IA                       -24.59%         -13.56%
Focus IB                       -24.76%         -13.74%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund returned -24.59% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned -23.45% and the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2002 was a very disappointing year for equity investors. The S&P 500 fell for the third straight year as a multitude of real or perceived problems led investors to abandon equities and seek shelter in cash, fixed income securities, real estate and even gold. Terrorism, war with Iraq, nuclear weapons in North Korea, Wall Street chicanery, corporate malfeasance, accounting irregularities, bankruptcies, options accounting and pension under funding, the list could go on and on. And yet, what 2002 was really all about was a collapse in corporate earnings. The economic recovery that was supposed to materialize in 2002 driven by lower interest rates, government spending and a resilient consumer never translated into strong corporate profit performance. Toward the end of the year, the S&P 500 rebounded somewhat during the fourth quarter on the news of a further cut in interest rates by the Fed, the potential for more fiscal stimulus by a firmly in control Republican administration, the hope of a relatively peaceful solution to the Iraq problems and a sense that business conditions had stopped deteriorating for most companies. The best performing industry groups during the year included: consumer staples, energy and basic materials. The worst performing sectors included: technology, consumer discretionary and health care. Value stocks outperformed growth stocks and mid cap stocks outperformed both large cap and small caps stocks. 2002 was a disappointing year for the Hartford Focus HLS Fund. Although the fourth quarter was a relatively strong one, it failed to make up for the Fund's weak performance during the first three quarters of the year. The primary reason for our underperformance in 2002 can be traced to our holdings in two companies, AOL Time Warner, Inc. (software & services) and Tyco International Ltd. (consumer non-durables). We have eliminated Tyco form our portfolio because too many questions remain unanswered about the company's management and accounting practices over the last few years. On the other hand, we have added to our position in AOL in the belief that the majority of the company's underlying businesses are strong enough to carry it while new management resizes AOL to the current marketplace.

WHAT IS THE OUTLOOK FOR 2003?

Going forward, we continue to believe that the combination of very low interest rates coupled with continued fiscal stimulus will lead to a pick up in economic growth both here in the U.S. and abroad. Although terrorism and the Iraq and North Korea problems may continue to temper investors appetites, we firmly believe that the investment environment is improving and that the Hartford Focus HLS Fund is well positioned to benefit from that improvement.

HARTFORD GLOBAL LEADERS HLS FUND inception 9/30/1998
PERFORMANCE OVERVIEW 9/30/98 - 12/31/02
Growth of a $10,000 investment(1)

- GLOBAL LEADERS IA               --- MSCI WORLD INDEX
  $10,000 starting value              $10,000 starting value
  $12,375 ending value                $ 8,886 ending value

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Global Leaders IA              -19.51%          5.14%
Global Leaders IB              -19.70%          4.94%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund returned - 19.51% for the 12 months ended December 31, 2002. The Fund outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned - 19.56% over the same time period. The Fund under-performed the Lipper Global Funds VA-UF Average, which returned - 18.36% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

This was a difficult year for global equities, particularly those with a growth bias such as the "global leaders" in which this Fund invests. The market continues to be volatile and unforgiving, punishing those companies that miss widely disseminated sales or earnings targets. While we missed many disasters during 2002, our growth focus resulted in an overweight position in technology, which performed poorly, and underweight positions in utilities and consumer staples, which performed relatively well. The Fund's stock selection in technology was excellent, however, adding value with holdings such as Nortel Networks Corp. (communications), SAP AG (software & services), and STMicroelectronics N.V. (electronics). On the negative side, the Fund was hurt by the poor performance of several of our Financial companies, including American Express Co. (banks) and ING Group N.V. (insurance). Successful stock picking continues to be the primary focus of the market as well as of our process, with our sector and country weights being a residual result of where we find the best opportunities. As of year-end the Fund was most overweight in technology and most underweight in the Financial sector. The Fund's year-end U.S. weight was 51%.

WHAT IS THE OUTLOOK FOR THE 2003?

2002 marks the third consecutive down year, only the sixth time in U.S. history that this has happened. Clearly, we are now closer to the bottom of the market than the top. With the bubble now burst, valuations globally are in line with growth prospects. For these reasons, we are optimistic about the future. Going forward, while market volatility continues, stock picking is critical, playing right into our style and process. Moreover, global leaders tend to perform better during these periods due to their global dominance. We have confidence in our ability to achieve superior returns in such an environment.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND inception 7/2/1990
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

-  INTERNATIONAL OPPORTUNITIES IA          --- MSCI AC WORLD FREE EX US INDEX*
   $10,000 starting value                      $10,000 starting value
   $14,814 ending value                        $15,045 ending value

-- MSCI EAFE GDP**
   $10,000 starting value
   $17,325 ending value

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity Strategies Wellington Management Company, LLP'

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                                1 YEAR      5 YEARS    10 YEARS
International Opp. IA           -17.93%     -2.63%       4.01%
International Opp. IB(4)        -18.12%     -2.82%       3.78%

Please see page 1 for important additional information including inception dates and expenses.

* The Fund has changed its benchmark from the MSCI EAFE GDP Index to the MSCI AC World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.

**    The Morgan Stanley Europe Australia Far East GDP index.

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned - 17.93% for the 12 months ended December 31, 2002. The Fund under-performed both the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned
- 14.68% and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) GDP Index, which returned - 15.57%, as well as the Lipper International VA-UF Average, which returned - 16.54% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets fell for the third year in a row in 2002, as investors struggled to digest the combination of corporate malfeasance, global terrorism and geopolitical fears, a very sluggish economic recovery and the lingering aftermath of the late 1990s capital expenditure and consumer bubbles. Most equity markets regained some of their losses on a sharp rebound in October and November, helped by the end of forced selling by European financial institutions and bargain hunting amidst the wreckage of the worst bear market since the early 1970s. At the beginning of the fourth quarter, valuations had gotten to the point where they were pricing in more realistic, post-bubble growth expectations. The strongest stocks in the fourth quarter were those that had been hit the hardest in the previous quarters, including technology, media and telecommunications ("TMT") stocks, and selected financials.

Within the Fund, stock selection was strongest in telecommunications services, helped by holdings such as Koninklijke KPN N.V. (communications, netherlands), Telekom Austria AG (communications, austria), and Korea Telecom (communications, korea), all diversified telecommunication companies. Stock selection in the materials sector also helped performance. Anglogold Ltd., ADR (metals, minerals & mining, South Africa), Companhia Vale do Rico Doce ADR (metals, minerals & mining, brazil), and Posco ADR (metals, minerals & mining, south korea) all assisted performance. Stock selection was weakest in financials, hurt by Credit Suisse Group (banks, switzerland), HypoVereinsbank (banks, germany), and ING Group N.V. (insurance, netherlands).

WHAT IS THE OUTLOOK FOR 2003?

Our global economic outlook calls for economic growth over the next 12-18 months to be quite modest in comparison to prior recoveries as economies around the globe recover from the excesses of the 1990s bubble era. That being said, we don't expect a relapse into recession either. While corporate spending has been below trend levels for the last two years and could see modest improvement in coming quarters, consumer spending has only recently begun to slow and will likely require a significantly longer period of softness before recovering to trend rates of growth as consumers de-lever their balance sheets. Within this environment we are tempering our optimism and overweight in Europe, which is caught in a policy bind. Although we are underweighted in Japan, we are looking opportunistically at adding to our Japan position as it has recently underperformed. We retain our positive bias regarding developed Asia ex-Japan and the emerging markets. From a sector perspective, we continue to favor the telecommunications services sector, as the companies continue to cut debt, reduce spending, shed unnecessary assets and focus on their core businesses. We also like the pharmaceuticals, where the market has already taken into account many of the imminent drug patent expirations. We like selected names in the technology sector, as growth expectations remain relatively modest, but are looking to reduce our consumer discretionary exposure due to slower consumer spending. We are only slightly underweight, overall, as we believe that the market has largely priced in our slow growth outlook.

HARTFORD STOCK HLS FUND inception 8/31/1977
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

STOCK IA                       S&P 500 INDEX
$10,000 starting value         $10,000 starting value
$24,285 ending value           $24,409 ending value

PORTFOLIO MANAGER                             ASSOCIATE PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA                        MAYA K. BITTAR, CFA
Senior Vice President, Partner                Vice President
Wellington Management Company, LLP            Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                 1 YEAR        5 YEARS      10 YEARS
Stock IA         -24.25%       -0.24%         9.28%
Stock IB(4)      -24.42%       -0.43%         9.04%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -24.25% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned -23.45% and the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2002 was a very disappointing year for equity investors. The S&P 500 fell for the third straight year as a multitude of real or perceived problems led investors to abandon equities and seek shelter in cash, fixed income securities, real estate and even gold.

Terrorism, war with Iraq, nuclear weapons in North Korea, Wall Street chicanery, corporate malfeasance, accounting irregularities, bankruptcies, options accounting and pension under funding, the list could go on and on. And yet, what 2002 was really all about was a collapse in corporate earnings. The economic recovery that was supposed to materialize in 2002 driven by lower interest rates, government spending and a resilient consumer never translated into strong corporate profit performance. Toward the end of the year, the S&P 500 rebounded somewhat during the fourth quarter on the news of a further cut in interest rates by the Fed, the potential for more fiscal stimulus by a firmly in control Republican administration, the hope of a relatively peaceful solution to the Iraq problems and a sense that business conditions had stopped deteriorating for most companies. The best performing industry groups during the year included: consumer staples, energy and basic materials. The worst performing sectors included were: technology, consumer discretionary and health care. Value stocks outperformed growth stocks and mid cap stocks outperformed both large cap and small caps stocks. The Fund under performed the index due to our emphasis on large caps, our under weights in consumer staples and consumer discretionary and significant declines in a few of our major holdings such as AOL Time Warner, Inc. (software & services), Tyco International Ltd. (consumer non-durables), Wyeth (drugs), WorldCom, Inc. (communications), and Safeway, Inc. (consumer non-durables). The Fund continues to be positioned to benefit from resurgence in economic growth brought about by lower interest rates and fiscal stimulus. Unfortunately, the U.S. economy has yet to respond in a robust way to such stimulus as confidence in the future has been undermined by threats of war and continuing corporate governance and accounting problems.

WHAT IS THE OUTLOOK FOR 2003?

Going forward, we continue to believe that the combination of very low interest rates coupled with continued fiscal stimulus will lead to a pick up in economic growth both here in the U.S. and abroad. While the Middle East and Iraq remain problematic, we believe that some positive resolution of the Iraqi situation may occur over the next six to twelve months. With the yield on equities now higher than the yield on money market instruments, and with most large companies now reporting that profits have at least stabilized, we believe that the large cap, high quality companies that make up the Fund should provide very competitive returns over the next twelve months.

HARTFORD GROWTH AND INCOME HLS FUND inception 5/29/1998
PERFORMANCE OVERVIEW 5/29/98 - 12/31/02
Growth of a $10,000 investment(1)

[LINE CHART]

- GROWTH AND INCOME IA         --- S&P 500 INDEX
  $10,000 starting value           $10,000 starting value
  $ 9,484 ending value             $ 8,586 ending value

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
Growth and Income IA           -24.65%     -1.15%
Growth and Income IB           -24.85%     -1.36%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund returned -24.65% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 Index, which returned -22.10% and the Lipper Large Cap Core VA-UF Average, which returned -23.45% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

2002 was a very disappointing year for equity investors. The S&P 500 fell for the third straight year as a multitude of real or perceived problems led investors to abandon equities and seek shelter in cash, fixed income securities, real estate and even gold. The economic recovery that was supposed to materialize in 2002, driven by lower interest rates, government spending and a resilient consumer, never translated into strong corporate profit performance.

The Fund underperformed during the period primarily due to stock selection in the consumer discretionary, industrials and consumer staples sectors. An overweight position in Tyco International Ltd. (consumer non-durables) accounted for approximately half of the Fund's underperformance relative to the Index during the period. Additionally, the Fund's exposure to General Electric Co. (electronics), Intel, Inc. (software & services), WorldCom, Inc. (communications), Safeway, Inc. (consumer non-durables) and Home Depot, Inc.
(The) (retail) also negatively impacted performance. Despite these detractors, we had some successes particularly with Lockheed Martin Corp. (metals, minerals & mining), Proctor & Gamble Co. (The) (consumer non-durables) and Qwest Communications International, Inc. (communications).

WHAT IS YOUR OUTLOOK FOR 2003?

We expect that the strengthening of the U.S. economy will continue in 2003. While the consumer has been the mainstay of growth due in part to high levels of mortgage refinancing, we believe spending will moderate amid slow employment growth, decelerating wage gains, geopolitical concerns, and higher oil prices. However, a sluggish consumer will be partially offset by a modest recovery in capital equipment spending. In addition, a war with Iraq appears increasingly likely, and while we expect quick resolution from a military perspective, the outcome is fraught with uncertainty from a political and economic perspective.

HARTFORD INDEX HLS FUND inception 5/1/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(5)

[LINE CHART]

- INDEX IA                     --- S&P 500 INDEX
  $10,000 starting value           $10,000 starting value
  $23,123 ending value             $24,409 ending value

PORTFOLIO MANAGER
RODGER METZGER
Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                 1 YEAR        5 YEARS      10 YEARS
Index IA         -22.45%       -1.03%       8.74%
Index IB(5)      -22.63%       -1.24%       8.49%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund returned -22.45% for the 12 months ended December 31, 2002. The Fund underperformed both the S&P 500 index, which returned -22.10% and the Lipper S&P 500 Index Objective VA-UF Average, which returned -22.43% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund tracked the S&P 500 index for the year. The slight difference was due to the volatility associated with futures trading and the commissions paid for trading securities.

WHAT IS YOUR OUTLOOK FOR 2003?

The big question for 2003 concerns the economy and whether its recovery continues. The majority of the spending thus far has been done by the consumer. Because they have not curtailed their spending during the recession, there is little pent up demand which typically drives up the economy during the first phase of the recovery. This in turn has placed companies in a bind: unsure of consumers spending levels for the year, companies have been unwilling to increase capital expenditures. Without corporate spending, the economy will find it very difficult to continue its recovery. While the federal government will do its part (deficit spending will be with us for the next several years), how much of this will be offset by increased taxes and reduced services at the state and local level will remain to be seen. A wild card is the Iraq situation and its impact on overall investor confidence.

Flows into the equity market should come from the corporate side, underfunded pension plans and reallocation of existing assets from bonds to stocks should provide a backstop against large retail mutual fund outflows. Our expectation for the year is one of modest gains as the economy recovers. By the end of 2003 as people forecast 2004 economic activity, the equity market should be in better shape.

HARTFORD VALUE HLS FUND inception 4/30/2001
PERFORMANCE OVERVIEW 4/30/01 - 12/31/02
Growth of a $10,000 investment(1)

[LINE CHART]

- VALUE IA                       --- RUSSELL 1000 VALUE INDEX
  $10,000 starting value             $10,000 starting value
  $ 7,741 ending value               $ 8,076 ending value

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
                               ------      ---------------
Value IA                       -22.64%     -14.21%
Value IB                       -22.81%     -14.38%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Value HLS Fund returned -22.64% for the 12 months ended December 31, 2002. The Fund underperformed both the Russell 1000 Value Index, which returned -15.52% and the Lipper Large-Cap Value VA-UF Average, which returned -18.57% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed primarily due to steep declines in consumer discretionary and telecommunication services holdings. Stocks that detracted were Adelphia Communications Corp. (communications), Worldcom, Inc. (communications) and Alcoa, Inc. (metal, minerals & mining). For most of the year, the Fund's consumer discretionary sector was underweighted. The Fund's telecomm position was slightly underweight until the fourth quarter when it switched to a slim overweight position ahead of the telecomm turnaround. Utilities holdings were down sharply for the period, however, the Fund posted positive returns in this sector, which helped to offset losses sustained elsewhere. Despite weakness in the Fund's telecomm holdings, communication services provider SBC Communications, Inc. (communications) added the most to the Fund's relative performance during the year. Other top relative performers over the period were pharmaceutical manufacturer Pharmacia Corp. (drugs) and cereal maker Kellogg Co. (food, beverage & tobacco).

WHAT IS THE OUTLOOK FOR 2003?

In the fourth quarter of 2002, as in the beginning of the year, the investment environment was characterized by growth in economic activity and recovery in corporate earnings, which are the normal ingredients of a stock market expansion. Stock prices and business news, however, were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion. During the final quarter, the general stock market bounced back strongly from a very deep sell-off in the third quarter, but the relatively safe, lower growth, mature, above-average dividend paying stocks continued to be the focus of investor attention, which is atypical of most economic recoveries.

As we head into 2003, the threat of war in Iraq continues to exert a negative influence on investor sentiment. In this environment, it is clear that the Bush economic team is shifting toward growth and deficit spending, and the global monetary authorities either remain very accommodative or are shifting toward accommodation. The current business mentality could be characterized as cautious. Capital spending remains depressed, inventories are being held in check, and balance sheet attention and repair are primary. On the positive side, we think earnings quality has greatly improved. Our outlook for the Fund is based on our assumptions that stocks are at or near their bottom and investor expectations are low. If there is a turn, it is likely to be to the positive side, so we are gearing the portfolio toward a better environment. We are also building our telephone position, taking off the negative bet and adding to positions in Verizon Communications, Inc. (communications) and SBC Communications, Inc. (communications).

HARTFORD DIVIDEND AND GROWTH HLS FUND inception 3/9/1994
PERFORMANCE OVERVIEW 3/9/94 - 12/31/02
Growth of a $10,000 investment(4)

[LINE CHART]

- DIVIDEND AND GROWTH IA         --- S&P 500 INDEX
  $10,000 starting value             $10,000 starting value
  $25,237 ending value               $22,027 ending value

PORTFOLIO MANAGER
EDWARD P. BOUSA,CFA
Vice President
Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                          1 YEAR    5 YEARS    SINCE INCEPTION
Dividend and Growth IA    -14.23%     2.29%         11.07%
Dividend and Growth       -14.42%     2.09%         10.83%
IB(4)

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -14.23% for the 12 months ended December 31, 2002. The Fund outperformed both the Lipper Equity Income VA-UF Average, which returned -16.84% and the S&P 500 Index, which returned -22.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the 12-month period ended December 31, 2002, the economy continued to grow slowly, with no sign of a stronger rebound apparent. Corporate spending was under pressure from low stock prices, balance sheet concerns, and recently pension fund cash infusions are becoming common. The weaker dollar has helped the basic materials industry, as pricing is holding up despite the weak economy. The airline industry, which employs hundreds of thousands of people, has been facing major bankruptcies. Finally, the consumer has slowed spending as seen in poor Christmas sales.

With respect to the Fund's relative performance, strong stock selection in the industrials and utilities sectors were the greatest contributors. The Fund continued to be significantly underweight in the information technology sector. This underweight position relative to the S&P 500 Index also helped performance. Among the stocks that positively contributed to performance of the Fund were Omnicom Group, Inc. (business services), Halliburton Co. (construction), Exelon Corp. (utilities), Procter & Gamble Co. (The) (consumer non-durables) and Pharmacia Corp. (drugs). The Fund also had a few disappointments during the 12-month period including Alcoa, Inc. (metals, minerals & mining), International Business Machines Corp. (computers & office equipment), McDonald's Corp. (retail), Safeway, Inc. (consumer non-durables) and Delta Air Lines, Inc. (transportation).

WHAT IS YOUR OUTLOOK FOR 2003?

The weakness in consumer spending is likely to continue as higher energy prices, more state and local taxes and the weaker dollar put pressure on paychecks. However, the weaker dollar could help U.S.-manufacturing including materials, capital goods and aerospace. Some consumer and pharmaceutical companies would benefit as well. With the stock market recovery in the fourth quarter, valuations suggest only modest upside. With the possibility of war in the first quarter, we may see continued volatility in the first half of 2003.

HARTFORD GLOBAL ADVISERS HLS FUND inception 3/1/1995
PERFORMANCE OVERVIEW 3/1/95 - 12/31/02
Growth of a $10,000 investment(5)

[LINE CHART]

-  GLOBAL ADVISERS IA             --- LEHMAN BROTHERS AGGREGATE
   $10,000 starting value             $10,000 starting value
   $15,204 ending value               $19,091 ending value

-- MSCI WORLD INDEX
   $10,000 starting value
   $14,707 ending value

PORTFOLIO MANAGERS
ANDREW S. OFFIT                               ROBERT EVANS
Senior Vice President, Partner                Senior Vice President, Partner
Wellington Management Company, LLP            Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                          1 YEAR     5 YEARS     SINCE INCEPTION
Global Advisers IA        -8.95%     2.16%            5.49%
Global Advisers IB(5)     -9.15%     1.94%            5.25%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Global Advisers HLS Fund returned -8.95% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Global Flexible VA-UF Average, which returned -8.51% and the Composite Index (Morgan Stanley Capital International (MSCI) World Index 55%, Lehman Brothers Global Aggregate Index 35% and 90 day Treasury Bills 10%), which returned -8.02% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The investment environment in the fourth quarter was one marked by increased optimism about the global economy as corporate profits showed signs of improvement and the incidence of accounting scandals declined from earlier in 2002. However, uncertainty remained, as the risk of conflict with Iraq and rising oil prices weighed heavily on investors and the economy. In this environment, optimism about the economy was prevalent and equity markets rebounded, although their strong fourth-quarter performance was not sufficient to overcome significant losses posted earlier in 2002. This marked the third straight year of negative returns for the equity markets, which has not occurred since 1939-1941. On the other hand, the global bond markets experienced another year of strong returns with the LB Global Aggregate Hedged finishing up 8.45%.

The Fund's underweight to the U.S. dollar versus European and Asian currencies was the key contributor to performance. Superior security selection within the credit sector also contributed positively to portfolio returns, as the Fund successfully avoided the many poorly performing corporate issues. Country spread positions, such as long German Bonds versus UK Gilts, also contributed positively to performance. Partially offsetting these positives were negative contributions from short duration positions in the U.S. and Japan.

WHAT IS THE OUTLOOK FOR 2003?

This is a fascinating time for participants in the global bond and currency markets. The outlook for the global economy and geo-political environment, the corporate sector, and thus the financial and commodity markets is extraordinary uncertain. Thankfully, a highly uncertain environment creates volatility from which springs opportunity. While we believe the global economy should continue on its improving, albeit sub-par, recovery trend, the distribution of potential outcomes is exceptionally wide. There is a high probability of both positive and negative surprises or "fat tail distributions." Accordingly, we are building a Fund that should perform well in an environment that could experience both significant positive and negative surprises.

HARTFORD ADVISERS HLS FUND inception 3/31/1983
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

[LINE CHART]

-    ADVISERS IA                             --- S&P 500 INDEX
     $10,000 starting value                      $10,000 starting value
     $22,878 ending value                        $24,409 ending value

---- LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
     $10,000 starting value
     $20,633 ending value

PORTFOLIO MANAGERS
RAND L. ALEXANDER, CFA                  PAUL D. KAPLAN
Senior Vice President, Partner          Senior Vice President, Partner, Director of Fixed Income
Wellington Management Company, LLP      Wellington Management Company, LLP

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                 1 YEAR        5 YEARS      10 YEARS
Stock IA         -13.79%        2.38%         8.63%
Stock IB(4)      -13.99%        2.18%         8.39%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -13.79% for the 12 months ended December 31, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -10.32% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned -8.75% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For both the fourth quarter and the year, the most obvious factor affecting the bond market was the continued decline in the general level of interest rates. Low inflation, modest economic growth, and geopolitical uncertainty provided the backdrop against which investors were happy to accept historically low yields from their fixed income investments. As is typically the case in an environment such as the one we experienced during 2002, yields fell most dramatically for short- and intermediate- maturity securities and less for those of the longest maturities. The result was that the fixed income markets as broadly measured achieved another year of double-digit total returns.

During the year, we trimmed our positions in bonds in order to take advantage of attractive equity valuations. Within the fixed income portion of the Fund, we were overweight in U.S. mortgage backed securities and commercial mortgages. Looking forward, we expect interest rates to stabilize and remain low mitigating mortgage prepayment risk and volatility in the near term. We have been underweight U.S. government and agencies and overweight investment grade credits in anticipation of an economic recovery, which we believe will gather steam as the new year unfolds.

WHAT IS THE OUTLOOK FOR 2003?

Interest rates are quite low by any historical measure. These yield levels are the result of low inflation, modest growth, and economic uncertainty, and it would be overly optimistic to believe that all of these factors will continue to favor the bond market during 2003. Our best guess is that economic growth will accelerate, that geopolitical uncertainty will diminish, and that inflation fears, if not actual inflation will worsen somewhat. This analysis would argue that interest rates are likely to be somewhat higher at the end of 2003 than they are today. We also believe that Treasury securities are likely to be the poorest-performing sector of the bond market this year. The corporate bond market is poised for recovery as scandal and credit problems abate. The rebuilding of balance sheets that we expect argues for a more stable credit environment and that more stable environment should bring investors back to corporates. Mortgages will benefit from stable to rising interest rates and the diminution of refinancing fears. In addition, mortgages still offer yields that seem attractive given their credit quality.

HARTFORD HIGH YIELD HLS FUND inception 9/30/1998
PERFORMANCE OVERVIEW 9/30/98 - 12/31/02
Growth of a $10,000 investment(1)

[LINE CHART]

- HIGH YIELD IA                  --- LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX
  $10,000 starting value             $10,000 starting value
  $10,487 ending value               $10,218 ending value

PORTFOLIO MANAGER                         ASSOCIATE PORTFOLIO MANAGER
ALISON D. GRANGER, CFA                    CHRISTINE MOZONSKI, CFA
Senior Vice President                     Vice President
Hartford Investment Management Company    Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR      SINCE INCEPTION
High Yield IA                  -6.89%           1.12%
High Yield IB                  -7.14%           0.93%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund returned -6.89% for the 12 months ended December 31, 2002. The Fund underperformed both the Lehman Brothers High Yield Corporate Index, which returned -1.40% and the Lipper High Current Yield VA-UF Average, which returned -0.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from an overweight to technology and wireline sectors, as they were the major providers of return for the quarter, supplemented by the underweight positions in the automotive and gaming sectors. Underweight to cable and wireless sectors however, caused a drag on performance. Additionally, the higher than average cash positions required for liquidity dampened the Fund's return.

The Fund performed poorly through the early part of the third quarter as issuers with "perceived" risk were further punished. The high yield market did stage a sold turnaround in the fourth quarter, posting the best performance in this asset class in more than a decade.

WHAT IS YOUR OUTLOOK FOR 2003?

As the U.S. economy works its way through this difficult environment, Hartford Investment Management Company remains positive on the high yield market for a number of reasons. Credit measures of both high grade and high yield issuers show an improvement in cash flow generation as companies reduce capital expenditures and leverage. As a result we expect the number of ratings downgrades to slow (fewer large investment grade issuers entering the high yield market) and default rates to further decline. Additionally, we anticipate the Federal Reserve to remain in an accommodative mode throughout 2003. Clearly geopolitical tensions remain a detracting factor.

Specifically, we remain focused on undervalued industries and issuers demonstrating the greatest willingness to recapitalize balance sheets and generate free cash flow. We continue to favor select communications-related issuers who reflect this profile and indeed, this second consecutive quarter of strong performance indicates that such actions continue to be rewarded.

Apart from communications, we remain overweight to a variety of cyclical industries and select issuers whose operating prospects have leverage to an economic recovery. Credit profiles of such issuers will improve with an increase in capital investment activity combined with deficit spending by the government. We remain underweight to the consumer cyclical industries given the relatively low yields available from such issues. Our view remains that the consumer will not provide a significant source of growth to the U.S. economic recovery.

HARTFORD BOND HLS FUND inception 8/31/1977
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(4)

[LINE CHART]

-  BOND IA                        --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX*
   $10,000 starting value             $10,000 starting value
   $20,532 ending value               $20,633 ending value

-- LEHMAN BROTHERS GOVT./CREDIT BOND
   $10,000 starting value
   $20,828 ending value

PORTFOLIO MANAGER
ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                 1 YEAR        5 YEARS      10 YEARS
Bond IA          10.08%         7.26%         7.46%
Bond IB(4)        9.83%         7.05%         7.22%

Please see page 1 for important additional information including inception dates and expenses.

*     The Fund has changed its benchmark from the Lehman Brothers
      Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 10.08% for the 12 months ended December 31, 2002. The Fund outperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 8.19% over the same period. The Fund underperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 10.26% and the Lehman Brothers Government/Credit Bond Index, which returned 11.04% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last couple of months, the Fund has benefited both in terms of yield and price appreciation from its increased weighting to longer-duration corporate bonds and an underweight to mortgage issues. We continue to see a sharper focus on corporations working to improve the health of their balance sheets. The reduction in our mortgage exposure was based on high levels of refinancing and the premium pricing of mortgage pass-throughs.

The Fund's modest exposure in non-dollar-denominated, developed-government, short-maturity Treasuries has also contributed positively to returns since these issues yield significantly more than equivalent maturity U.S. Treasury issues. The Fund's position in government debt, denominated in a combination of pound sterling, the Australian dollar and the Euro have been favorable as these currencies have performed well versus the U.S. dollar of late, providing added price appreciation to the Fund.

WHAT IS YOUR OUTLOOK FOR 2003?

In the near term, we believe that war fears will dominate valuations of many fixed income instruments, particularly Treasury securities. We expect these concerns to lend volatility to the market. Apart from this consideration, we are seeing growing signs that certain corporations are focused on reducing leverage and improving their financial flexibility. Yields are currently at attractive levels relative to U.S. Treasury securities. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals. We expect these industries to lead the U.S. economy toward higher growth. We are not emphasizing finance and consumer-sensitive securities, as we expect the consumer to lag any economic recovery produced by a rise in capital spending.

HARTFORD MORTGAGE SECURITIES HLS FUND inception 1/1/1985
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(5)

[LINE CHART]

- MORTGAGE SECURITIES IA          --- LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX
  $10,000 starting value              $10,000 starting value
  $19,333 ending value                $20,186 ending value

PORTFOLIO MANAGER
PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                               1 YEAR   5 YEARS    10 YEARS
Mortgage Securities IA          8.15%    6.79%      6.81%
Mortgage Securities             7.89%    6.54%      6.56%
IB(5)

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund returned 8.15% for the 12 months ended December 31, 2002. The Fund underperformed both the Lehman Mortgage-Backed Securities Index, which returned 8.75% and the Lipper U.S. Mortgage VA-UF Average, which returned 8.51% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

High quality fixed income securities had a banner year in 2002, driven by the Treasury market rally with the 10-year yield declining by almost 1.25% and the 5-year by over 1.5%. Mortgage rates dropped in line with the Treasury market, and the Freddie Mac 30-year Commitment Rate ended the year below 6.0% - the lowest since the survey began back in 1971. The low rates supported a robust housing market, as well as creating, yet another, refinancing boom. The refinancing index broke records and remained at very high levels starting in July through the end of the year. The supply from loan origination and refinancing hit an all time high at the end of the year, but was met with even greater demand. Although Fannie Mae and Freddie Mac remain the two largest investors of mortgage-backed securities, it was bank demand driving spreads in. With the steep yield curve, mortgages remained well bid. Overall for the year, mortgage out-paced comparable duration Treasuries by about 1.75%.

The Fund underperformed for several reasons. The Fund was positioned for a pickup in the economy and Treasury rates, in the beginning of 2002. As Spring approached, the economy showed signs of weakening and rates dropped. Therefore, the Fund which had less interest rate sensitivity, did not increase in value as much as its benchmark. The performance was also hindered by the whole loan securities held in the fund. These securities are backed by Jumbo mortgage loans, which tend to be very efficient at refinancing, forcing the Fund to reinvest at lower rates.

WHAT IS YOUR OUTLOOK FOR 2003?

With the environment of low rates, the mortgage market begins 2003 in the middle of a significant supply wave driven by the refinancing wave. Although the economy is gaining some footing, the recovery is unlikely to be robust. The Federal Open Market is not expected to raise the Fed Funds target rate anytime soon, leaving the front end of the Treasury curve anchored. Although the intermediate and longer end of the Treasury curve is likely to rise, mortgages should perform well. A slightly higher rate environment, would cause the prepay wave to slow, increasing the yield of mortgages.

The mortgage market continues to be fully priced for the high volatility in the market. However, strong demand will continue as investors seek higher yielding securities with low interest rate risk. We continue to move the Fund into more prepayment sensitive securities, as they are likely to outperform in an economic recovery. We have also added a moderate exposure to home equity asset-backed securities. These are backed by lower quality borrowers, and have cheapened significantly in the past few months. We will continue to look for similar opportunities to increase the total return potential of the Fund, while picking up incremental yield.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND inception 3/24/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(3)

[LINE CHART]

- U.S. GOVERNMENT SECURITIES IA    --- LEHMAN BROTHERS INTERMEDIATE GOV'T BOND INDEX
  $10,000 starting value               $10,000 starting value
  $19,271 ending value                 $19,516 ending value

PORTFOLIO MANAGER
PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                               1 YEAR    5 YEARS    10 YEARS
U.S. Gov't Securities IA       10.73%     7.28%       6.78%
U.S. Gov't Securities IB(3)     7.96%     7.02%       6.52%

Please see page 1 for important additional information including inception dates and expenses.

HOW DID THE FUND PERFORM?

Hartford U.S Government Securities HLS Fund returned 10.73% for the 12 months ended December 31, 2002. The Fund outperformed both the Lehman Brothers Intermediate Government Bond Index, which returned 9.63% and the Lipper General U.S. Government VA-UF Average, which returned 10.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the third year in a row, the Government market has had a strong performance. 2002 was defined by significant volatility in the capital markets, driven by many factors. The prospects of war, the fear of terrorism, a broad mistrust of corporate leaders, an uncertain recovery, and the fear of deflation have increased demand for safe, high quality assets. The Treasury market had a broad-based rally, with the 5-year Treasury yield declining by 1.5%. After leaving the Fed Funds Target rate at 1.75% for the first 3 quarters of the year, the Federal Open Market Committee dropped rates by 50 basis points in November. The move was presented as an insurance move toward economic recovery, and made it clear that the FOMC would do whatever it took to prevent a deflationary spiral. The Treasury Inflation Indexed Securities had a strong 2002, and ended the year as it began projecting about 1.5% inflation for the next ten years.

The Fund's strong performance for the year was driven by curve positioning and sector selection. The Fund had more exposure to the 5-10 year part of the Treasury curve, which performed the best in 2002. The allocation to Mortgage Backed Securities increased the yield and added significantly to the total return of the Fund. Although Treasuries had a strong year, mortgages outpaced comparable duration Treasuries by about 1.75%. The Fund also benefited from a core position in Treasury Inflation Indexed Securities.

WHAT IS YOUR OUTLOOK FOR 2003?

The new year starts with a soft economy that appears to be recovering slowly. The housing market, helped by low interest rates, continues to be strong. The manufacturing portion of the economy is showing signs of bottoming, with capital spending starting to pick up in portions of the economy. The labor market remains weak, with the unemployment rate at 6.0% and layoff announcements continuing. Overhanging the macroeconomic environment is the geopolitical risks. With the likelihood of a war with Iraq increasing, and tensions with North Korea increasing, there is a great deal of risk to the economy. Although it is a matter of debate as to what is currently priced into the fixed income markets, there is significant headline risk and volatility will likely persist in the near term.

With the current expectation that 2003 will not see lower rates than 2002, the Fund will continue to concentrate on adding higher yielding securities without increasing the interest rate sensitivity of the portfolio. The Fund will maintain a large exposure to the mortgage market, which offer higher yields relative to other Government securities. Also, we will maintain an allocation to Treasury Inflation Indexed Securities, which still offer good long-term value.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 91.8%
            COMMUNICATIONS -- 84.8%
    +16     AT&T Corp. .......................................  $   421
   *+55     AT&T Wireless Services, Inc. .....................      309
    617     Cable & Wireless PLC..............................      442
   *+96     Citizens Communications Co. ......................    1,017
     20     Hellenic Telecommunications Organization S.A. ....      221
     *8     KT Freetel........................................      200
     66     Koninklijke KPN N.V. .............................      426
    @@0     NTT DoCoMo, Inc. .................................      218
   *+46     Nextel Communications, Inc., Class A..............      529
   *+87     Nextel Partners, Inc. ............................      527
    @@0     Nippon Telegraph & Telephone Corp. ...............      381
   +261     Olivetti S.p.A. ..................................      266
    137     Qwest Communications International, Inc. .........      683
     16     SBC Communications, Inc. .........................      431
     26     Sprint Corp. .....................................      382
   *+94     Sprint PCS Group..................................      410
   +107     Telecom Italia S.p.A. ............................      541
    @89     Telekom Austria AG................................      899
    505     Vodafone Group PLC................................      924
                                                                -------
                                                                  9,227
                                                                -------
            CONSUMER SERVICES -- 2.7%
    *17     China Telecom Corp., Ltd., ADR....................      299
                                                                -------
            MEDIA & ENTERTAINMENT -- 4.3%
    *20     Comcast Corp., Class A............................      470
                                                                -------
            Total common stocks...............................  $ 9,996
                                                                =======
PRINCIPAL
AMOUNT
---------
CORPORATE NOTES V -- 3.7%
            COMMUNICATIONS -- 3.7%
  $ 630     Qwest Capital Funding, Inc. (Ba2 Moodys)
              7.25% due 02/15/11..............................  $   403
                                                                -------
            Total corporate notes.............................  $   403
                                                                =======
SHARES
---------
SHORT-TERM SECURITIES -- 28.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.7%
  2,361     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 2,361
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 7.0%
  $ 757     Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $   757
                                                                -------
            Total short-term securities.......................  $ 3,118
                                                                =======

                                                            MARKET
                                                             VALUE
                                                            -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $9,702).................   91.8%  $ 9,996
Total corporate notes (cost $368)                     3.7       403
Total short-term securities (cost $3,118).........   28.7     3,118
                                                    -----   -------
Total investment in securities (total cost
  $13,188) -- including $2,175 of securities
  loaned (See Note 2(i))..........................  124.2    13,517
Cash, receivables and other assets................    0.2        27
Payable for securities purchased..................   (2.1)     (237)
Payable for Fund shares redeeemed.................   (0.4)      (39)
Dividends payable.................................   (0.2)      (23)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (21.7)   (2,361)
                                                    -----   -------
Net assets........................................  100.0%  $10,884
                                                    =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 2,434 shares outstanding......................  $     2
Paid in capital.............................................   17,666
Accumulated net investment loss.............................       (8)
Accumulated net realized loss on investments................   (7,105)
Unrealized appreciation on securities.......................      329
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................       --
                                                              -------
Net assets..................................................  $10,884
                                                              =======

Class IA
  Net asset value per share ($8,177 / 1,828 shares
    outstanding) (600,000 shares authorized)......  $4.47
                                                    =====
Class IB
  Net asset value per share ($2,707 / 606 shares
    outstanding) (200,000 shares authorized)......  $4.47
                                                    =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $899 or 8.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

    V  The bond ratings are unaudited.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)              $137               $137           1/6/2003               $--
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 98.3%
            BANKS -- 50.4%
     34     Allied Irish Banks PLC............................  $   466
     24     Australia & New Zealand Banking Group.............      232
      8     Banco Latinoamericano de Exportaciones S.A.,
              E Shares........................................       35
     14     Bank One Corp. ...................................      501
     33     Bank of Bermuda Ltd. .............................    1,049
     32     Bank of Hawaii Corp. .............................      982
     29     Citigroup, Inc. ..................................    1,022
     54     Dexia.............................................      675
      6     Fannie Mae........................................      367
      6     Freddie Mac.......................................      360
     75     HSBC Holdings PLC.................................      832
     20     Household International, Inc. ....................      567
     30     KeyCorp. .........................................      759
    @@0     Mitsubishi Tokyo Financial Group, Inc. ...........      310
    +14     PNC Financial Services Group......................      570
     79     Royal Bank of Scotland Group PLC..................    1,884
      8     Societe Generale..................................      454
                                                                -------
                                                                 11,065
                                                                -------
            FINANCIAL SERVICES -- 18.9%
     32     ABN AMRO Holdings N.V. ...........................      522
    *19     Investment Technology Group, Inc. ................      428
     27     Merrill Lynch & Co., Inc. ........................    1,013
     12     Morgan Stanley Dean Witter & Co. .................      475
     14     Promise Co., Ltd. ................................      488
   +304     UniCredito Italiano S.p.A. .......................    1,216
                                                                -------
                                                                  4,142
                                                                -------
            INSURANCE -- 29.0%
     29     Ace Ltd. .........................................      851
     21     Aegon N.V. .......................................      275
     12     Ambac Financial Group, Inc. ......................      689
     17     American International Group, Inc. ...............      955
     25     Cincinnati Financial Corp. .......................      954
    *37     Clark/Bardes, Inc. ...............................      705
     11     MBIA, Inc. .......................................      491
     20     Marsh & McLennan Cos., Inc. ......................      943
    +19     Reinsurance Group of America, Inc. ...............      512
                                                                -------
                                                                  6,375
                                                                -------
            Total common stocks...............................  $21,582
                                                                =======
SHORT-TERM SECURITIES -- 11.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.6%
  1,662     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 1,662
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            REPURCHASE AGREEMENT -- 4.0%
 $  884     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $   884
                                                                -------
            Total short-term securities.......................  $ 2,546
                                                                =======

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $23,609)........   98.3%  $21,582
Total short-term securities (cost
  $2,546).................................   11.6     2,546
                                            -----   -------
Total investment in securities (total cost
  $26,155) -- including $1,580 of
  securities loaned (See Note 2(i)).......  109.9    24,128
Cash, receivables and other assets........    0.6       125
Payable for securities purchased..........   (2.5)     (546)
Dividends payable.........................   (0.4)      (80)
Securities lending collateral payable to
  brokers (See Note 2(i)).................   (7.6)   (1,662)
Other liabilities.........................   (0.0)       (2)
                                            -----   -------
Net assets................................  100.0%  $21,963
                                            =====   =======


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 2,926 shares outstanding....  $     3
Paid in capital..................................   27,195
Accumulated net investment loss..................       (6)
Accumulated net realized loss on investments.....   (3,201)
Unrealized depreciation on securities............   (2,027)
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@..........       --
Unrealized depreciation on other assets and
  liabilities in foreign currencies..............       (1)
                                                   -------
Net assets.......................................  $21,963
                                                   =======


Class IA
  Net asset value per share ($15,486 / 2,062 shares
    outstanding) (600,000 shares authorized).......  $7.51
                                                     =====
Class IB
  Net asset value per share ($6,477 / 864 shares
    outstanding) (200,000 shares authorized).......  $7.50
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.


The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)          $  5               $  5           1/3/2003              $ --
British Pound (Buy)                61                 61           1/3/2003                --
EURO (Buy)                          6                  6           1/3/2003                --
EURO (Buy)                         36                 36           1/6/2003                --
EURO (Buy)                        105                105           1/7/2003                --
EURO (Sell)                        82                 82           1/3/2003                --
Japanese Yen (Buy)                 16                 16           1/8/2003                --
                                                                                         ----
                                                                                         $ --
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 98.0%
            BUSINESS SERVICES -- 0.6%
      64    NDCHealth Corp. ..................................  $  1,270
                                                                --------
            CHEMICALS -- 0.5%
      56    Bayer AG..........................................     1,169
                                                                --------
            CONSUMER NON-DURABLES -- 3.3%
     268    McKesson Corp. ...................................     7,252
                                                                --------
            DRUGS -- 57.3%
     350    Abbott Laboratories...............................    13,984
   *+224    Abgenix, Inc. ....................................     1,654
     *72    Amgen, Inc. ......................................     3,502
     306    AstraZeneca PLC, ADR..............................    10,729
     *62    AtheroGenics, Inc. ...............................       456
     102    Aventis S.A., ADR.................................     5,517
    *+70    Cephalon, Inc. ...................................     3,402
     *73    Connetics Corp. ..................................       882
   *+412    Elan Corp., ADR...................................     1,013
     154    Eli Lilly & Co. ..................................     9,804
     *34    Forest Laboratories, Inc. ........................     3,320
     199    Fujisawa Pharmaceutical Co., Ltd. ................     4,553
     @18    Fujisawa Pharmaceutical Co., Ltd. ................       412
    *269    Genzyme Corp. ....................................     7,960
     *90    Gilead Sciences, Inc. ............................     3,046
    *+61    IDEC Pharmaceuticals Corp. .......................     2,023
     *97    Ilex Oncology, Inc. ..............................       681
   *+166    Medicines Co. (The)...............................     2,656
      76    Novartis AG.......................................     2,756
    *+36    OSI Pharmaceuticals, Inc. ........................       590
     277    Pharmacia Corp. ..................................    11,570
   *+111    SangStat Medical Corp. ...........................     1,258
     571    Schering-Plough Corp. ............................    12,678
      10    Serono S.A., Class B..............................     5,385
     308    Shionogi & Co., Ltd. .............................     4,355
    *101    Vertex Pharmaceuticals, Inc. .....................     1,596
    *101    Watson Pharmaceuticals, Inc. .....................     2,850
     207    Wyeth.............................................     7,727
                                                                --------
                                                                 126,359
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.6%
    *+95    Molecular Devices Corp. ..........................     1,556
     *90    Waters Corp. .....................................     1,954
                                                                --------
                                                                   3,510
                                                                --------
            HEALTH SERVICES -- 6.9%
    *175    Coventry Health Care, Inc. .......................     5,092
      71    HCA, Inc. ........................................     2,926
    *204    Human Genome Sciences, Inc. ......................     1,796
    *137    Laboratory Corp. of American Holdings.............     3,172
    *132    Tenet Healthcare Corp. ...........................     2,162
                                                                --------
                                                                  15,148
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 15.3%
     185    Baxter International, Inc. .......................  $  5,177
     126    Beckman Coulter, Inc. ............................     3,714
     128    Becton, Dickinson & Co. ..........................     3,913
     185    Chugai Pharmaceutical Co., Ltd. ..................     1,764
     183    Eisai Co., Ltd. ..................................     4,110
    +696    Gambro AB, B Shares...............................     3,866
    *164    Guidant Corp. ....................................     5,069
     *98    St. Jude Medical, Inc. ...........................     3,881
    *148    Viasys Healthcare, Inc. ..........................     2,198
                                                                --------
                                                                  33,692
                                                                --------
            RESEARCH & TESTING FACILITIES -- 10.7%
   *+315    Amylin Pharmaceuticals, Inc. .....................     5,091
    *267    Applera Corp. -- Celera Genomics Group............     2,545
   *+148    CV Therapeutics, Inc. ............................     2,697
    *212    Ciphergen Biosystems, Inc. .......................       732
   *+371    Exelixis, Inc. ...................................     2,970
     153    Monsanto Co. .....................................     2,936
     *86    Quintiles Transnational Corp. ....................     1,043
   *+123    Regeneron Pharmeceuticals, Inc. ..................     2,277
    *215    Ribapharm, Inc. ..................................     1,411
    *211    Rigel Oharmaceutical, Inc. .......................       230
    *134    Telik, Inc. ......................................     1,561
                                                                --------
                                                                  23,493
                                                                --------
            RETAIL -- 1.3%
     117    CVS Corp. ........................................     2,926
                                                                --------
            SOFTWARE & SERVICES -- 0.5%
    *+44    Carner Corp. .....................................     1,382
                                                                --------
            Total common stocks...............................  $216,201
                                                                ========
SHORT-TERM SECURITIES -- 10.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.4%
  18,591    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 18,591
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.1%
 $ 4,735    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $  4,735
                                                                --------
            Total short-term securities.......................  $ 23,326
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $247,857)...      98.0%  $216,201
Total short-term securities (cost
  $23,326)............................      10.5     23,326
                                        --------   --------
Total investment in securities
  (total cost $271,183) -- including
  $17,553 of securities loaned (See
  Note 2(i))..........................     108.5    239,527
Cash, receivables and other assets....       0.1        206
Payable for securities purchased......      (0.2)      (552)
Payable for Fund shares redeeemed.....      (0.0)       (65)
Dividends payable.....................      (0.0)       (18)
Securities lending collateral payable
  to brokers (See Note 2(i))..........      (8.4)   (18,591)
                                        --------   --------
Net assets............................     100.0%  $220,507
                                        ========   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 18,532 shares outstanding.....................  $     19
Paid in capital.............................................   250,497
Accumulated net investment income...........................       270
Accumulated net realized gain on investments................     1,377
Unrealized depreciation on securities.......................   (31,656)
                                                              --------
Net assets..................................................  $220,507
                                                              ========
Class IA
  Net asset value per share ($172,037 / 14,443 shares
  outstanding) (600,000 shares authorized)..................  $  11.91
                                                              ========
Class IB
  Net asset value per share ($48,470 / 4,089 shares
  outstanding) (200,000 shares authorized)..................  $  11.85
                                                              ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $412 or 0.2% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 97.1%
            BUSINESS SERVICES -- 8.1%
   *125     Accenture Ltd., Class A...........................  $ 2,245
   *204     Cendant Corp. ....................................    2,136
    *74     Concord EFS, Inc. ................................    1,157
                                                                -------
                                                                  5,538
                                                                -------
            COMMUNICATIONS -- 10.5%
    188     Alcatel Alsthom CGE, ADR..........................      836
    188     Nokia Corp., ADR..................................    2,914
   *541     Nortel Networks Corp. ............................      871
    *38     QUALCOMM, Inc. ...................................    1,372
    *60     UTStarcom, Inc. ..................................    1,184
                                                                -------
                                                                  7,177
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 32.5%
   *154     Brocade Communications Systems, Inc. .............      635
   *363     Cisco Systems, Inc. ..............................    4,759
   *122     Dell Computer Corp. ..............................    3,254
   *224     EMC Corp. ........................................    1,378
    *53     Emulex Corp. .....................................      981
    199     Hewlett-Packard Co. ..............................    3,459
     42     International Business Machines Corp. ............    3,240
    *23     Lexmark International, Inc. ......................    1,398
   *600     Maxtor Corp. .....................................    3,035
                                                                -------
                                                                 22,139
                                                                -------
            CONSUMER DURABLES -- 1.0%
    *50     Genesis Microchip, Inc. ..........................      646
                                                                -------
            ELECTRONICS -- 10.5%
   *262     Agere Systems, Inc., Class A......................      377
   *311     Agere Systems, Inc., Class B......................      436
   *146     Applied Micro Circuits Corp. .....................      539
    *48     Fairchild Semiconductor International Corp.,
              Class A.........................................      514
    176     Intel Corp. ......................................    2,745
    *55     Intersil Holding Corp. ...........................      761
    +92     STMicroelectronics N.V. ..........................    1,797
                                                                -------
                                                                  7,169
                                                                -------
            SOFTWARE & SERVICES -- 32.4%
   *213     AOL Time Warner, Inc. ............................    2,785
   *+57     CheckFree Corp. ..................................      906
    *31     Cognos, Inc. .....................................      720
    *13     Computer Sciences Corp. ..........................      441
   *100     Edwards (J.D.) & Co. .............................    1,131
    114     First Data Corp. .................................    4,026
   *140     Microsoft Corp. ..................................    7,259
   *165     Oracle Corp. .....................................    1,783
   *256     Red Hat, Inc. ....................................    1,511
   *123     Sun Microsystems, Inc. ...........................      383
   *145     VeriSign, Inc. ...................................    1,163
                                                                -------
                                                                 22,108
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            TRANSPORTATION -- 2.1%
    *81     Sabre Holdings Corp. .............................  $ 1,461
                                                                -------
            Total common stocks...............................  $66,238
                                                                =======
SHORT-TERM SECURITIES -- 8.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.0%
  2,755     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 2,755
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.8%
 $3,245     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 3,245
                                                                -------
            Total short-term securities.......................  $ 6,000
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $73,708)........    97.1%  $66,238
Total short-term securities (cost
  $6,000).................................     8.8     6,000
                                            ------   -------
Total investment in securities (total cost
  $79,708) -- including $2,656 of
  securities loaned (See Note 2(i)).......   105.9    72,238
Cash, receivables and other assets........     0.3       189
Payable for securities purchased..........    (2.2)   (1,461)
Securities lending collateral payable to
  brokers (See Note 2(i)).................    (4.0)   (2,755)
Other liabilities.........................    (0.0)       (6)
                                            ------   -------
Net assets................................   100.0%  $68,205
                                            ======   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 22,607 shares
  outstanding..................................  $      23
Paid in capital................................    178,496
Accumulated net realized loss on investments...   (102,844)
Unrealized depreciation on securities..........     (7,470)
                                                 ---------
Net assets.....................................  $  68,205
                                                 =========

Class IA
  Net asset value per share ($54,596 / 18,079
    shares outstanding) (600,000 shares
    authorized)....................................  $3.02
                                                     =====
Class IB
  Net asset value per share ($13,609 / 4,528 shares
    outstanding) (200,000 shares authorized).......  $3.01
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 98.4%
            AUSTRALIA -- 1.5%
    112     Australian Pipeline Trust (Metals, Minerals &
              Mining).........................................  $   168
   +279     David Jones Ltd. (Retail).........................      169
                                                                -------
                                                                    337
                                                                -------
            BRAZIL -- 0.2%
    *21     Cia de Concessoes Rodoviarias (Transportation)....       45
                                                                -------
            CHINA -- 1.7%
  1,684     Beijing Capital International Airport Co., Ltd.
              (Transportation)................................      378
                                                                -------
            DENMARK -- 1.6%
     17     Novozymes AS, B Shares (Health Services)..........      347
                                                                -------
            FINLAND -- 3.2%
     52     Elisa Communications Oyi (Communications).........      312
     25     Pohjola Group PLC (Insurance).....................      392
                                                                -------
                                                                    704
                                                                -------
            FRANCE -- 14.0%
      2     CEGID (Business Services).........................       78
      3     Camaieu (Apparel & Textile).......................      129
      7     Cededim S.A. (Business Services)..................      303
    +10     Clarins (Consumer Non-Durables)...................      434
    +16     Dassault Systems S.A. (Computers & Office
              Equipment)......................................      334
      4     Eiffage (Construction)............................      307
    *42     Generale De Sante (Medical Instruments &
              Supplies).......................................      478
    +31     NRJ Group (Media & Entertainment).................      467
      6     Remy Cointreau S.A. (Food, Beverage & Tobacco)....      184
     10     Societe BIC S.A. (Consumer Durables)..............      341
                                                                -------
                                                                  3,055
                                                                -------
            GERMANY -- 3.3%
     18     GFK AG (Business Services)........................      233
     19     Jungheinrich AG (Machinery).......................      187
     +3     Krones AG (Machinery).............................      128
     +7     Vossloh AG (Electrical Equipment).................      169
                                                                -------
                                                                    717
                                                                -------
            HONG KONG -- 1.4%
    362     Cosco Pacific Ltd. (Consumer Services)............      297
                                                                -------
            ITALY -- 4.6%
    +82     Banca Popolare di Milano SCRL (Banks).............      299
    +59     Caltagirone Editore S.p.A. (Media &
              Entertainment)..................................      351
     17     Ericsson S.p.A. (Communications)..................      356
                                                                -------
                                                                  1,006
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            JAPAN -- 31.4%
    +18     Alpine Electronics, Inc. (Communications).........  $   221
     11     Asatsu-dk, Inc. (Business Services)...............      200
     13     BML, Inc. (Research & Testing Facilities).........      237
     49     Banyu Pharmaceutical Co. (Drugs)..................      460
    +58     Chugoku Bank Ltd. (The) (Banks)...................      349
     14     Fujimi, Inc. (Chemicals)..........................      248
     82     Higo Bank Ltd. (The) (Banks)......................      331
     30     Hokuetsu Paper Mills Ltd. (Forest & Paper
              Products).......................................      149
      6     Hutech Norin Co., Ltd. (Transportation)...........       60
    +52     Ines Corp. (Software & Services)..................      316
     39     Kikkoman Corp. (Food, Beverage & Tobacco).........      270
    +21     Kirin Beverage Corp. (Food, Beverage & Tobacco)...      328
     31     Kissei Pharmaceutical Co., Ltd. (Drugs)...........      441
   +146     Meiji Seika Kaisha Ltd. (Food, Beverage &
              Tobacco)........................................      429
     68     Mitsui-Soko Co., Ltd. (Transportation)............      122
     19     N.I.C. Corp. (Business Services)..................      219
     13     Nagaileben Co., Ltd. (Banks)......................      282
    +85     Nippon Shinyaku Co., Ltd. (Drugs).................      447
     49     Nippon Zeon (Rubber & Plastics Products)..........      185
    +36     SRL, Inc. (Health Services).......................      310
    +26     Santen Pharmaceutical Co., Ltd. (Drugs)...........      240
    +25     Shimano, Inc. (Retail)............................      376
     13     TSURUHA Co., Ltd. (Consumer Durables).............      259
     27     Towa Pharmaceutical Co., Ltd. (Drugs).............      382
                                                                -------
                                                                  6,861
                                                                -------
            NETHERLANDS -- 5.5%
      8     IHC Caland N.V. (Energy & Services)...............      407
     17     Koninklijke Numico N.V. (Food, Beverage &
              Tobacco)........................................      213
   *+19     SNT Group N.V. (Business Services)................      239
     18     Volker Wessels Stevin N.V. (Construction).........      353
                                                                -------
                                                                  1,212
                                                                -------
            NEW ZEALAND -- 1.0%
   +201     Tower Ltd. (Financial Services)...................      221
                                                                -------
            PAPUA NEW GUINEA -- 0.9%
   *246     Lihir Gold Ltd. (Metals, Minerals & Mining).......      199
                                                                -------
            PORTUGAL -- 0.7%
     21     Vodafone Telecel-Comunicacoes Pessoais S.A.
              (Communications)................................      160
                                                                -------
            SINGAPORE -- 1.8%
     47     Fraser & Neave Ltd. (Food, Beverage & Tobacco)....      211
   *267     MobileOne (Asia) Ltd. (Communications)............      188
                                                                -------
                                                                    399
                                                                -------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SOUTH KOREA -- 3.9%
     *3     Cheil Communications, Inc. (Business Services)....  $   214
    *52     Koram Bank (Banks)................................      324
     *3     Nong Shim Co., Ltd. (Food, Beverage & Tobacco)....      164
     *1     Shinsegae Co., Ltd. (Retail)......................      156
                                                                -------
                                                                    858
                                                                -------
            SPAIN -- 1.8%
   +126     Telefonica Publicidad e Informacion S.A.
              (Communications)................................      400
            SWEDEN -- 4.6%
    @42     Alfa Laval AB (Business Services).................      339
     15     Autoliv, Inc. (Business Services).................      304
     31     Eniro AB (Media & Entertainment)..................      197
    *14     Gambro AB (Consumer Services).....................       64
      5     Munters AB (Business Services)....................      110
                                                                -------
                                                                  1,014
                                                                -------
            SWITZERLAND -- 0.8%
      3     Actelion Ltd. (Drugs).............................      144
                                                                -------
            UNITED KINGDOM -- 14.5%
     71     Abbot Group PLC (Energy & Services)...............      154
     72     Alvis PLC (Aerospace & Defense)...................      178
   *219     Arm Holdings PLC (Electronics)....................      170
     74     Croda International (Chemicals)...................      290
     72     Firstgroup PLC (Transportation)...................      267
    132     Informa Group PLC (Media & Entertainment).........      356
     47     Kelda Group PLC (Utilities).......................      317
     61     Logica PLC (Energy & Services)....................      147
    *22     NDS Group PLC, ADR (Software & Services)..........      164
    126     RM PLC (Software & Services)......................      183
     73     Sage Group PLC (The) (Software & Services)........      157
    180     Securicor PLC (Consumer Services).................      243
    145     Shanks Group PLC (Energy & Services)..............      238
     25     UMECO PLC (Aerospace & Defense)...................      112
     22     Ultra Electronic Holdings PLC (Electrical
              Equipment)......................................      163
                                                                -------
                                                                  3,139
                                                                -------
            Total common stocks...............................  $21,493
                                                                =======
PREFERRED STOCKS -- 0.6%
            GERMANY -- 0.6%
      3     Hornbach Holding AG (Retail)......................  $   130
                                                                -------
            Total preferred stocks............................  $   130
                                                                =======
SHORT-TERM SECURITIES -- 22.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.4%
  4,667     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 4,667
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            REPURCHASE AGREEMENT -- 0.7%
 $  158     Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $   158
                                                                -------
            Total short-term securities.......................  $ 4,825
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $22,158)........   98.4%  $21,493
Total preferred stocks (cost $159)........    0.6       130
Total short-term securities (cost
  $4,825).................................   22.1     4,825
                                            -----   -------
Total investment in securities (total cost
  $27,142) -- including $4,423 of
  securities loaned (See Note 2(i)).......  121.1    26,448
Cash, receivables and other assets........    1.5       328
Payable for securities purchased..........   (1.1)     (245)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (21.4)   (4,667)
Other liabilities.........................   (0.1)      (12)
                                            -----   -------
Net assets................................  100.0%  $21,852
                                            =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 2,461 shares outstanding....  $     2
Paid in capital..................................   24,975
Accumulated net investment loss..................       (1)
Accumulated net realized loss on investments.....   (2,430)
Unrealized depreciation on securities............     (694)
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@..........       --
                                                   -------
Net assets.......................................  $21,852
                                                   =======

Class IA
  Net asset value per share ($16,722 / 1,882 shares
    outstanding) (600,000 shares authorized).......  $8.89
                                                     =====
Class IB
  Net asset value per share ($5,130 / 579 shares
    outstanding) (200,000 shares authorized).......  $8.86
                                                     =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION BY INDUSTRY
Aerospace & Defense........................   1.3%  $   290
Apparel & Textile..........................   0.6       129
Banks......................................   7.3     1,585
Business Services..........................  10.2     2,239
Chemicals..................................   2.5       538
Communications.............................   7.5     1,637
Computers & Office Equipment...............   1.5       334
Construction...............................   3.0       660
Consumer Durables..........................   2.7       600
Consumer Non-Durables......................   2.0       434
Consumer Services..........................   2.8       604
Drugs......................................   9.7     2,114
Electrical Equipment.......................   1.5       332
Electronics................................   0.8       170
Energy & Services..........................   4.3       946
Financial Services.........................   1.0       221
Food, Beverage & Tobacco...................   8.2     1,799
Forest & Paper Products....................   0.7       149
Health Services............................   3.0       657
Insurance..................................   1.8       392
Machinery..................................   1.4       315
Media & Entertainment......................   6.3     1,371
Medical Instruments & Supplies.............   2.2       478
Metals, Minerals & Mining..................   1.7       367
Research & Testing Facilities..............   1.1       237
Retail.....................................   3.2       701
Rubber & Plastics Products.................   0.8       185
Software & Services........................   3.8       820
Transportation.............................   4.0       872
Utilities..................................   1.5       317
                                             ----   -------
    Total common stocks....................  98.4%  $21,493
                                             ====   =======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
       December 31, 2002, the market value of these securities amounted to $339 or 1.6% of net assets.

           @@@FORWARD FOREIGN CURRENCY CONTRACTS AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)             $36                $36            1/2/2003              $--
EURO (Buy)                        48                 47            1/2/2003                1
EURO (Buy)                         4                  4            1/6/2003               --
EURO (Buy)                        75                 75            1/7/2003               --
EURO (Sell)                       19                 19            1/2/2003               --
EURO (Sell)                       13                 12            1/3/2003               (1)
EURO (Sell)                       15                 15            1/3/2003               --
Japanese Yen (Sell)               29                 29            1/6/2003               --
Japanese Yen (Sell)                9                  9            1/6/2003               --
Japanese Yen (Sell)               26                 26            1/7/2003               --
Swedish Krona (Sell)               3                  3            1/2/2003               --
                                                                                         ---
                                                                                         $--
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.5%
            AEROSPACE & DEFENSE -- 0.9%
    *20     DRS Technologies, Inc. ...........................  $    611
    *58     Esterline Technologies Corp. .....................     1,025
                                                                --------
                                                                   1,636
                                                                --------
            APPAREL & TEXTILE -- 1.0%
    *23     Columbia Sportswear Co. ..........................       999
    *47     Genesco, Inc. ....................................       883
                                                                --------
                                                                   1,882
                                                                --------
            BANKS -- 7.0%
    +29     American Capital Strategies Ltd. .................       620
     52     Brookline Bancorp, Inc. ..........................       613
     33     Citizens Banking Corp. ...........................       820
     39     Downey Financial Corp. ...........................     1,513
     34     FNB Corp. ........................................       938
    *27     Financial Federal Corp. ..........................       676
     26     First Bancorp Puerto Rico.........................       590
     22     Hancock Holding Co. ..............................       978
    *34     Hanmi Financial Corp. ............................       570
   +200     Metris Cos., Inc. ................................       494
   *205     NetBank, Inc. ....................................     1,986
     12     Pacific Northwest Bancorp.........................       300
     40     People's Bank.....................................     1,006
     15     S&T Bancorp, Inc. ................................       376
     30     Staten Island Bancorp, Inc. ......................       594
     10     Texas Regional Bancshares, Inc., Class A..........       370
     26     Whitney Holding Corp. ............................       880
                                                                --------
                                                                  13,324
                                                                --------
            BUSINESS SERVICES -- 6.5%
   *+76     Catalina Marketing Corp. .........................     1,402
   *129     Doubleclick, Inc. ................................       730
    *48     Maximus, Inc. ....................................     1,250
    *14     Overture Services, Inc. ..........................       380
   *110     PRG-Schultz International, Inc. ..................       979
    *77     Per-Se Technologies, Inc. ........................       686
   *185     Right Management Consultants......................     2,451
   *838     UnitedGlobalCom, Inc., Class A....................     2,011
     42     Viad Corp. .......................................       939
    *70     Watson Wyatt & Co. Holdings, Class A..............     1,523
                                                                --------
                                                                  12,351
                                                                --------
            CHEMICALS -- 0.5%
     17     Cambrex Corp. ....................................       523
    *15     FMC Corp. ........................................       410
                                                                --------
                                                                     933
                                                                --------
            COMMUNICATIONS -- 3.0%
   *185     General Communication, Class A....................     1,241
    *35     IDT Corp. ........................................       612
    *36     IDT Corp., Class B................................       561
   *141     Powerwave Technologies, Inc. .....................       760
    *62     REMEC, Inc. ......................................       241
   *124     Tekelec...........................................     1,298
   *209     TeleCommunication Systems, Inc., Class A..........       420

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            COMMUNICATIONS -- (CONTINUED)
   *178     US Unwired, Inc. .................................  $     87
   *421     Visual Networks, Inc. ............................       611
                                                                --------
                                                                   5,831
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.8%
     31     Black Box Corp. ..................................     1,366
   *189     Cirrus Logic, Inc. ...............................       543
   *399     Maxtor Corp. .....................................     2,018
   *231     Western Digital Corp. ............................     1,477
                                                                --------
                                                                   5,404
                                                                --------
            CONSTRUCTION -- 1.1%
     21     Granite Construction, Inc. .......................       321
    *51     Jacobs Engineering Group, Inc. ...................     1,823
                                                                --------
                                                                   2,144
                                                                --------
            CONSUMER DURABLES -- 1.5%
   *+37     Cabot Microelectronics Corp. .....................     1,728
    *37     Furniture Brands International, Inc. .............       871
    *20     Genesis Microchip, Inc. ..........................       262
                                                                --------
                                                                   2,861
                                                                --------
            CONSUMER NON-DURABLES -- 1.7%
     80     Callaway Golf Co. ................................     1,059
    *44     Hain Celestial Group, Inc. .......................       664
  *+110     Nautilus Group, Inc. .............................     1,463
                                                                --------
                                                                   3,186
                                                                --------
            CONSUMER SERVICES -- 0.2%
    *18     Coinstar, Inc. ...................................       414
                                                                --------
            DRUGS -- 5.0%
    *96     Abgenix, Inc. ....................................       708
   *229     Genzyme Molecular Oncology........................       401
   *109     Guilford Pharmaceuticals, Inc. ...................       433
    *47     Ilex Oncology, Inc. ..............................       328
    *39     NPS Pharmaceuticals, Inc. ........................       977
    *19     Neurocrine Biosciences, Inc. .....................       877
    *71     OSI Pharmaceuticals, Inc. ........................     1,161
    *94     Perrigo Co. ......................................     1,136
   *176     Praecis Pharmacueticals, Inc. ....................       572
   *127     SangStat Medical Corp. ...........................     1,434
   *101     Vertex Pharmaceuticals, Inc. .....................     1,595
                                                                --------
                                                                   9,622
                                                                --------
            EDUCATION -- 0.9%
    *69     ITT Educational Services, Inc. ...................     1,632
                                                                --------
            ELECTRICAL EQUIPMENT -- 4.4%
    *34     Credence Systems Corp. ...........................       319
    *91     Fisher Scientific International...................     2,737
    *16     Flir Systems, Inc. ...............................       776
    *81     Molecular Devices Corp. ..........................     1,341
     24     Roper Industries, Inc. ...........................       860
    *55     Therma-Wave, Inc. ................................        58
    *60     Varian, Inc. .....................................     1,727
    *82     Zygo Corp. .......................................       575
                                                                --------
                                                                   8,393
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 ELECTRONICS -- 5.2%
    *88     Actel Corp. ......................................  $  1,419
    *30     Benchmark Electronics, Inc. ......................       868
     34     CTS Corp. ........................................       266
    *23     Dupont Photomasks, Inc. ..........................       544
   *147     ESS Technology....................................       925
    *72     Exar Corp. .......................................       889
   *484     MRV Communications, Inc. .........................       517
   *211     Manufacturers' Services Ltd. .....................     1,171
   *105     Mattson Technology, Inc. .........................       299
     50     Methode Electronics, Inc., Class A................       553
    *22     Moog, Inc., Class A...............................       686
    *72     Rayovac Corp. ....................................       961
    *85     Silicon Storage Technology, Inc...................       342
    *27     Stratos Lightwave, Inc. ..........................       117
   *104     Triquint Semiconductor, Inc. .....................       441
                                                                --------
                                                                   9,998
                                                                --------
            ENERGY & SERVICES -- 3.0%
    *22     Atwood Oceanics, Inc. ............................       668
     52     Cabot Oil & Gas Corp. ............................     1,294
    120     Chesapeake Energy Corp. ..........................       930
     53     Patina Oil & Gas Corp. ...........................     1,673
    *44     Unit Corp. .......................................       812
     11     XTO Energy, Inc. .................................       269
                                                                --------
                                                                   5,646
                                                                --------
            FINANCIAL SERVICES -- 1.2%
    *86     Investment Technology Group, Inc. ................     1,929
      9     Jefferies Group, Inc. ............................       382
                                                                --------
                                                                   2,311
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
    *92     Constellation Brands, Inc., Class A...............     2,174
     45     Sensient Technologies Corp. ......................     1,002
                                                                --------
                                                                   3,176
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.4%
     33     Schweitzer-Mauduit international, Inc. ...........       796
                                                                --------
            HEALTH SERVICES -- 1.9%
    *80     Coventry Health Care, Inc. .......................     2,328
   *127     MedCath Corp. ....................................     1,273
                                                                --------
                                                                   3,601
                                                                --------
            INSURANCE -- 2.9%
    *37     Amerigroup Corp. .................................     1,106
   *116     Clark/Bardes, Inc. ...............................     2,237
     82     Reinsurance Group of America, Inc. ...............     2,221
                                                                --------
                                                                   5,564
                                                                --------
            MACHINERY -- 0.3%
     20     Graco, Inc. ......................................       564
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDIA & ENTERTAINMENT -- 2.2%
   *125     Argosy Gaming Co. ................................  $  2,359
    *58     Beasley Broadcast Group, Inc., ADR, Class A.......       698
    *57     Hollywood Entertainment Corp. ....................       859
   *306     Hollywood Media Corp. ............................       306
                                                                --------
                                                                   4,222
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
   *106     Armor Holdings, Inc. .............................     1,458
     10     Artisan Components, Inc. .........................       423
    *59     Conmed Corp. .....................................     1,148
     32     Invacare Corp. ...................................     1,062
   *+17     Invision Technologies, Inc. ......................       448
    *47     Ocular Sciences, Inc. ............................       733
     45     Owens & Minor, Inc. ..............................       731
   *+71     PolyMedica Corp. .................................     2,190
    *56     Respironics, Inc. ................................     1,698
    *58     Viasys Healthcare, Inc. ..........................       861
                                                                --------
                                                                  10,752
                                                                --------
            METALS, MINERALS & MINING -- 1.1%
  *+108     Global Power Equipment Group, Inc. ...............       530
   *+49     Shaw Group, Inc. (The)............................       798
   *133     Stillwater Mining Co. ............................       709
                                                                --------
                                                                   2,037
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 3.0%
     54     Arden Realty, Inc. ...............................     1,196
     33     Camden Property Trust ............................     1,092
     46     Chelsea Property Group, Inc. .....................     1,546
     32     PS Business Parks, Inc. ..........................     1,018
     26     Sun Communities, Inc. ............................       962
                                                                --------
                                                                   5,814
                                                                --------
            RESEARCH & TESTING FACILITIES -- 5.8%
    *16     Advisory Board Co. (The)..........................       484
    *77     Amylin Pharmaceuticals, Inc. .....................     1,249
    *72     CV Therapeutics, Inc. ............................     1,308
   *267     Ciphergen Biosystems, Inc. .......................       920
   *141     Exelixis, Inc. ...................................     1,124
   *104     Gene Logic, Inc. .................................       655
   *240     Genzyme Corp. ....................................       612
   *315     Incyte Genomics, Inc. ............................     1,435
    *45     Neurogen Corp. ...................................       162
    *99     Pharmacopeia, Inc. ...............................       881
    *82     Regeneron Pharmeceuticals, Inc. ..................     1,520
  *+363     Sequenom, Inc. ...................................       653
                                                                --------
                                                                  11,003
                                                                --------
            RETAIL -- 8.3%
   *111     AFC Enterprises...................................     2,333
    *58     AnnTaylor Stores Corp. ...........................     1,178
    *18     CEC Entertaining, Inc. ...........................       550
    *95     Chico's FAS, Inc. ................................     1,798
    *64     Hot Topic, Inc. ..................................     1,460
    *62     J Jill Group, Inc. (The)..........................       864
   *102     Pacific Sunwear of California, Inc. ..............     1,802
    *40     RARE Hospitality International, Inc. .............     1,105

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
   x*30     Sonic Corp. ......................................  $    607
   *121     Too, Inc. ........................................     2,844
   *101     Tweeter Home Entertainment Group, Inc. ...........       583
     66     Wild Oats Markets, Inc. ..........................       685
                                                                --------
                                                                  15,809
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
    *28     Reebok International Ltd. ........................       835
   *125     Vans, Inc. .......................................       712
                                                                --------
                                                                   1,547
                                                                --------
            SOFTWARE & SERVICES -- 13.8%
    *42     Activision, Inc. .................................       606
   *349     Actuate Corp. ....................................       618
    *99     Agile Software Corp. .............................       764
    *60     CSG Systems International, Inc. ..................       824
    *38     Caminus Corp. ....................................        89
   *116     Carner Corp. .....................................     3,629
    *73     CheckFree Corp. ..................................     1,173
   *119     Dendrite International, Inc. .....................       889
    *67     Electronics for Imaging, Inc. ....................     1,096
    *78     Filenet Corp. ....................................       950
   *239     Gartner Group, Inc., Class A......................     2,200
   *128     IDX Systems Corp. ................................     2,176
    *39     Intrado, Inc. ....................................       383
    *37     Kronos, Inc. .....................................     1,380
   *142     Mentor Graphics Corp. ............................     1,115
   *150     Numerical Technologies, Inc. .....................       519
    *58     PracticeWorks, Inc. ..............................       457
   *200     Quovadx, Inc. ....................................       485
   *161     Radiant Systems, Inc. ............................     1,551
   *100     Roxio, Inc. ......................................       477
   *+39     THQ, Inc. ........................................       514
    *15     Take-Two Interactive Software, Inc. ..............       350
   *377     Trizetto Group....................................     2,316
   *997     Vignette Corp. ...................................     1,223
   *679     i2 Technologies, Inc. ............................       781
                                                                --------
                                                                  26,565
                                                                --------
            TRANSPORTATION -- 2.8%
   *157     AirTran Holdings, Inc. ...........................       611
    *40     Atlantic Coast Airlines Holdings, Inc. ...........       478
    *50     ExpressJet Holdings, Inc. ........................       508
    *35     Kansas City Southern..............................       424
     13     Polaris Industries, Inc. .........................       733
    *17     SCS Transportation, Inc. .........................       170
     26     USFreightways Corp. ..............................       756
     39     Werner Enterprises, Inc. .........................       832
    *38     Yellow Corp. .....................................       957
                                                                --------
                                                                   5,469
                                                                --------
            Total common stocks...............................  $184,487
                                                                ========
                                                                 MARKET
SHARES                                                           VALUE
 ------                                                         --------
      X
SHORT-TERM SECURITIES -- 8.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.0%
  2,037     Evergreen Cash Management Money Market Fund.......  $  2,037
  7,447     Evergreen Institutional Money Market Fund.........     7,447
                                                                --------
                                                                   9,484
                                                                --------
PRINCIPAL
AMOUNT
 ------
            REPURCHASE AGREEMENT -- 3.1%
 $5,856     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  5,856
                                                                --------
            U.S. TREASURY BILLS -- 0.4%
    900     1.552% due 01/09/03...............................       900
                                                                --------
            Total short-term securities.......................  $ 16,240
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $230,623)......   96.5%  $184,487
Total short-term securities (cost
  $16,240)...............................    8.5     16,240
                                           -----   --------
Total investment in securities (total
  cost $246,863) -- including $8,386 of
  securities loaned (See Note 2(i))......  105.0    200,727
Cash, receivables and other assets.......    1.9      3,555
Payable for securities purchased.........   (1.9)    (3,558)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (5.0)    (9,484)
Other liabilities........................   (0.0)       (28)
                                           -----   --------
Net assets...............................  100.0%  $191,212
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 16,346 shares
  outstanding...................................  $    163
Paid in capital.................................   331,382
Accumulated net realized loss on investments....   (94,027)
Unrealized depreciation on securities...........   (46,136)
Unrealized depreciation on futures contracts
  ++............................................      (170)
                                                  --------
Net assets......................................  $191,212
                                                  ========
Class IA
  Net asset value per share ($184,062 / 15,736
    shares outstanding) (187,500 shares
    authorized).................................  $  11.70
                                                  ========
Class IB
  Net asset value per share ($7,150 / 610 shares
    outstanding) (12,500 shares authorized).....  $  11.73
                                                  ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.

   ++  The Fund had 29 Russell 2000 March 2003 Futures contracts open as of
       December 31, 2002. These contracts had a value of $5,556 as of December
       31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $900.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 94.6%
            AEROSPACE & DEFENSE -- 1.3%
  *222      Garmin Ltd. ......................................  $   6,490
                                                                ---------
            APPAREL & TEXTILE -- 1.3%
*1,759      Burberry Group PLC................................      6,357
                                                                ---------
            BANKS -- 4.4%
   162      Capital One Financial Corp. ......................      4,812
   179      Fannie Mae........................................     11,489
    81      Freddie Mac.......................................      4,795
                                                                ---------
                                                                   21,096
                                                                ---------
            BUSINESS SERVICES -- 7.6%
  *636      Accenture Ltd., Class A...........................     11,443
*1,340      Cendant Corp. ....................................     14,039
  *329      Lamar Advertising Co., Class A....................     11,054
                                                                ---------
                                                                   36,536
                                                                ---------
            COMMUNICATIONS -- 11.4%
   185      AT&T Corp. .......................................      4,818
  *568      Citizens Communications Co. ......................      5,989
    89      Global Payments, Inc. ............................      2,849
  *771      Nextel Communications, Inc., Class A..............      8,904
   719      Nokia Corp., ADR..................................     11,149
  *158      QUALCOMM, Inc. ...................................      5,757
  *453      UTStarcom, Inc. ..................................      8,989
   362      Vodafone Group PLC, ADR...........................      6,565
                                                                ---------
                                                                   55,020
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
 *+164      Palm, Inc. .......................................      2,570
                                                                ---------
            CONSUMER DURABLES -- 1.2%
   198      Newell Rubbermaid, Inc. ..........................      6,011
                                                                ---------
            CONSUMER NON-DURABLES -- 3.0%
  *372      Fossil, Inc. .....................................      7,558
   250      McKesson Corp. ...................................      6,751
                                                                ---------
                                                                   14,309
                                                                ---------
            CONSUMER SERVICES -- 0.6%
  *+74      FTI Consulting, Inc. .............................      2,979
                                                                ---------
            DRUGS -- 16.3%
  *162      Cephalon, Inc. ...................................      7,865
    97      Eli Lilly & Co. ..................................      6,172
   *37      Forest Laboratories, Inc. ........................      3,673
  *209      Genzyme Corp. ....................................      6,171
  *203      Gilead Sciences, Inc. ............................      6,899
   *89      IDEC Pharmaceuticals Corp. .......................      2,949
  *753      Millennium Pharmaceuticals, Inc. .................      5,980
   *91      Neurocrine Biosciences, Inc. .....................      4,160
   304      Pfizer, Inc. .....................................      9,296
   509      Schering-Plough Corp. ............................     11,293
  *+49      Scios, Inc. ......................................      1,600
   175      Serono S.A., ADR..................................      2,376
  *358      Watson Pharmaceuticals, Inc. .....................     10,129
                                                                ---------
                                                                   78,563
                                                                ---------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            EDUCATION -- 0.9%
  *104      Career Education Corp. ...........................  $   4,144
                                                                ---------
            ELECTRICAL EQUIPMENT -- 1.9%
  *258      Thermo Electron Corp. ............................      5,199
  *135      Varian, Inc. .....................................      3,879
                                                                ---------
                                                                    9,078
                                                                ---------
            ELECTRONICS -- 4.0%
  *324      ASM Lithography Holding N.V., NY Shares...........      2,706
   *74      Cymer, Inc. ......................................      2,374
   137      Harman International Industries, Inc. ............      8,134
   *88      Novellus Systems, Inc. ...........................      2,460
 *+446      Skyworks Solutions, Inc. .........................      3,848
                                                                ---------
                                                                   19,522
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 2.6%
   211      Bunge Ltd. .......................................      5,077
   157      General Mills, Inc. ..............................      7,390
                                                                ---------
                                                                   12,467
                                                                ---------
            HEALTH SERVICES -- 4.8%
  *324      Edwards Lifesciences Corp. .......................      8,250
   158      HCA, Inc. ........................................      6,536
  *294      Human Genome Sciences, Inc. ......................      2,591
  *252      Laboratory Corp. of American Holdings.............      5,866
                                                                ---------
                                                                   23,243
                                                                ---------
            HOTELS & GAMING -- 1.8%
  *356      Station Casinos, Inc. ............................      6,294
 *+200      Wynn Resorts, Ltd. ...............................      2,619
                                                                ---------
                                                                    8,913
                                                                ---------
            MACHINERY -- 0.9%
   197      AGCO Corp. .......................................      4,351
                                                                ---------
            MEDIA & ENTERTAINMENT -- 2.3%
   *94      Clear Channel Communications, Inc. ...............      3,487
  *196      USA Networks, Inc. ...............................      4,483
  *125      Univision Communications, Inc., Class A...........      3,063
                                                                ---------
                                                                   11,033
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.0%
  *362      St. Jude Medical, Inc. ...........................     14,395
  *332      Viasys Healthcare, Inc. ..........................      4,949
                                                                ---------
                                                                   19,344
                                                                ---------
            RESEARCH & TESTING FACILITIES -- 1.3%
  *457      Applera Corp. -- Celera Genomics Group............      4,362
  *184      Telik, Inc. ......................................      2,150
                                                                ---------
                                                                    6,512
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            RETAIL -- 9.7%
  *101      Advance Auto Parts, Inc. .........................  $   4,914
  *286      AnnTaylor Stores Corp. ...........................      5,844
   591      Foot Locker, Inc. ................................      6,200
   667      Gap, Inc. (The)...................................     10,347
  *525      Pacific Sunwear of California, Inc. ..............      9,290
  *189      Williams-Sonoma, Inc. ............................      5,137
   *76      eBay, Inc. .......................................      5,120
                                                                ---------
                                                                   46,852
                                                                ---------
            SOFTWARE & SERVICES -- 6.3%
  *183      BISYS Group, Inc. (The)...........................      2,908
  *157      Cognos, Inc. .....................................      3,684
   291      First Data Corp. .................................     10,318
   *71      Intuit, Inc. .....................................      3,322
  *201      Microsoft Corp. ..................................     10,381
                                                                ---------
                                                                   30,613
                                                                ---------
            TRANSPORTATION -- 6.5%
   192      Carnival Corp., Class A...........................      4,783
  *+91      JetBlue Airways Corp. ............................      2,453
    54      Northrop Grumman Corp. ...........................      5,257
  +276      Royal Carrribean Cruises Ltd. ....................      4,616
 *+234      Ryanair Holdings PLC, ADR.........................      9,163
  *188      Yellow Corp. .....................................      4,736
                                                                ---------
                                                                   31,008
                                                                ---------
            Total common stocks...............................  $ 457,011
                                                                =========
SHORT-TERM SECURITIES -- 11.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.3%
25,858      Boston Global Investment Trust....................  $  25,858
                                                                ---------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.9%
$28,678     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  28,678
                                                                ---------
            Total short-term securities.......................  $  54,536
                                                                =========

                                                   MARKET
                                                    VALUE
                                                  ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $460,893).....   94.6%  $ 457,011
Total short-term securities (cost
  $54,536)..............................   11.2      54,536
                                          -----   ---------
Total investment in securities (total
  cost $515,429) -- including $24,165 of
  securities loaned (See Note 2(i)).....  105.8     511,547
Cash, receivables and other assets......    0.0         147
Payable for securities purchased........   (0.5)     (2,427)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (5.3)    (25,858)
Other liabilities.......................   (0.0)        (77)
                                          -----   ---------
Net assets..............................  100.0%  $ 483,332
                                          =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 29,480 shares
  outstanding..................................  $     295
Paid in capital................................    712,499
Accumulated net investment loss................        (16)
Accumulated net realized loss on investments...   (225,564)
Unrealized depreciation on securities..........     (3,882)
                                                 ---------
Net assets.....................................  $ 483,332
                                                 =========


Class IA
  Net asset value per share ($478,045 / 29,157
    shares outstanding) (187,500 shares
    authorized)...................................  $16.40
                                                    ======
Class IB
  Net asset value per share ($5,287 / 323 shares
    outstanding) (12,500 shares authorized).......  $16.37
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 93.6%
            AEROSPACE & DEFENSE -- 1.9%
     *358   Garmin Ltd. ......................................  $  10,495
                                                                ---------
            AGRICULTURE & FISHING -- 1.0%
     *391   VCA Antech, Inc. .................................      5,872
                                                                ---------
            APPAREL & TEXTILE -- 3.6%
     *352   Quiksilver, Inc. .................................      9,377
     *339   Steven Madden Ltd. ...............................      6,130
     *129   Timberland Co. (The)..............................      4,579
                                                                ---------
                                                                   20,086
                                                                ---------
            BANKS -- 3.0%
      166   FNB Corp. ........................................      4,570
     +142   First Niagara Financial Group, Inc. ..............      3,714
   *1,335   Providian Financial Corp. ........................      8,663
                                                                ---------
                                                                   16,947
                                                                ---------
            BUSINESS SERVICES -- 0.7%
    *+615   Administaff, Inc. ................................      3,689
                                                                ---------
            COMMUNICATIONS -- 2.0%
  *+2,057   American Tower Corp., Class A.....................      7,259
    *+621   Nextel Partners, Inc. ............................      3,768
                                                                ---------
                                                                   11,027
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
      *52   Fargo Electronics.................................        450
   *1,279   Scientific Games Corp., Class A...................      9,289
   *1,065   Western Digital Corp. ............................      6,804
                                                                ---------
                                                                   16,543
                                                                ---------
            CONSTRUCTION -- 0.1%
       27   ElkCorp. .........................................        475
                                                                ---------
            CONSUMER DURABLES -- 0.8%
    @ 366   Dalsa Corp. ......................................      4,228
                                                                ---------
            CONSUMER NON-DURABLES -- 3.5%
     *137   Kenneth Cole Productions, Inc., Class A...........      2,781
     *106   Leapfrog Enterprises, Inc. .......................      2,661
   *1,198   Lexar Media, Inc. ................................      7,514
     *511   Pinnacle Systems, Inc. ...........................      6,955
                                                                ---------
                                                                   19,911
                                                                ---------
            CONSUMER SERVICES -- 0.7%
      108   G & K Services, Inc., Class A.....................      3,831
                                                                ---------
            DRUGS -- 7.7%
     *814   Abgenix, Inc. ....................................      5,999
     *765   Array BioPharma, Inc. ............................      4,246
    *+135   Intermune, Inc. ..................................      3,445
     *179   Medicines Co. (The)...............................      2,874
     *314   Millennium Pharmaceuticals, Inc. .................      2,496
     *259   NPS Pharmaceuticals, Inc. ........................      6,516
     *203   OSI Pharmaceuticals, Inc. ........................      3,336
     *579   OraSure Technologies, Inc. .......................      3,157
     *394   SangStat Medical Corp. ...........................      4,447
      *86   Scios, Inc. ......................................      2,815
     *246   Vertex Pharmaceuticals, Inc. .....................      3,905
                                                                ---------
                                                                   43,236
                                                                ---------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            EDUCATION -- 0.5%
      *71   Career Education Corp. ...........................  $   2,824
                                                                ---------
            ELECTRICAL EQUIPMENT -- 2.2%
      *79   Photon Dynamics, Inc. ............................      1,811
     *332   Rudolf Technologies, Inc. ........................      6,370
     *141   Varian, Inc. .....................................      4,048
                                                                ---------
                                                                   12,229
                                                                ---------
            ELECTRONICS -- 4.5%
   *1,464   ASE Test Ltd. ....................................      5,854
      121   Harman International Industries, Inc. ............      7,187
     *599   MEMC Electronic Materials, Inc. ..................      4,534
     *904   Pericom Semiconductor Corp. ......................      7,515
                                                                ---------
                                                                   25,090
                                                                ---------
            ENERGY & SERVICES -- 4.7%
     +695   Chesapeake Energy Corp. ..........................      5,377
     +168   Helmerich & Payne, Inc. ..........................      4,695
      206   Patina Oil & Gas Corp. ...........................      6,528
     *388   Wilbros Group, Inc. ..............................      3,186
      264   XTO Energy, Inc. .................................      6,525
                                                                ---------
                                                                   26,311
                                                                ---------
            EXCHANGE TRADED FUNDS -- 1.6%
      222   iShares Russell 2000 Growth Index Fund............      8,924
                                                                ---------
            FINANCIAL SERVICES -- 1.3%
      160   Federated Investors, Inc., Class B................      4,071
     *144   Investment Technology Group, Inc. ................      3,223
                                                                ---------
                                                                    7,294
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 2.8%
      367   Bunge Ltd. .......................................      8,825
       45   Interstate Bakeries Corp. ........................        691
     *421   Peet's Coffee & Tea, Inc. ........................      5,952
                                                                ---------
                                                                   15,468
                                                                ---------
            HEALTH SERVICES -- 5.2%
     *174   AmSurg Corp. .....................................      3,550
     *191   Coventry Health Care, Inc. .......................      5,558
     *353   Edwards Lifesciences Corp. .......................      8,987
     *660   Human Genome Sciences, Inc. ......................      5,815
     *641   Option Care, Inc. ................................      5,105
                                                                ---------
                                                                   29,015
                                                                ---------
            HOTELS & GAMING -- 2.3%
     *506   Station Casinos, Inc. ............................      8,960
    *+300   Wynn Resorts, Ltd. ...............................      3,937
                                                                ---------
                                                                   12,897
                                                                ---------
            INSURANCE -- 4.6%
     *390   Amerigroup Corp. .................................     11,833
     *261   Arch Capital Group Ltd. ..........................      8,127
   *1,462   HealthExtras, Inc. ...............................      5,922
                                                                ---------
                                                                   25,882
                                                                ---------
            MACHINERY -- 2.7%
      387   AGCO Corp. .......................................      8,561
      405   Pall Corp. .......................................      6,759
                                                                ---------
                                                                   15,320
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
MEDIA & ENTERTAINMENT -- 4.9%
     *569   AMC Entertainment, Inc. ..........................  $   5,032
     *306   Cumulus Media, Inc., Class A......................      4,552
      *59   Entercom Communications Corp. ....................      2,746
     *696   Hollywood Entertainment Corp. ....................     10,508
    *+162   Multimedia Games, Inc. ...........................      4,442
                                                                ---------
                                                                   27,280
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.3%
       67   DENTSPLY International, Inc. .....................      2,490
     *252   Orthofix International N.V. ......................      7,067
     *428   Steris Corp. .....................................     10,381
    *+473   Therasense, Inc. .................................      3,950
                                                                ---------
                                                                   23,888
                                                                ---------
            METALS, MINERALS & MINING -- 1.1%
     +360   Harmony Gold Mining Co., Ltd., ADR................      6,046
                                                                ---------
            RESEARCH & TESTING FACILITIES -- 2.2%
    *+256   CV Therapeutics, Inc. ............................      4,670
     *646   Quintiles Transnational Corp. ....................      7,818
                                                                ---------
                                                                   12,488
                                                                ---------
            RETAIL -- 4.6%
      *54   Blue Rhino Corp. .................................        943
    *+349   Chicago Pizza & Brewery, Inc. ....................      2,408
     *455   J Jill Group, Inc. (The)..........................      6,363
     *616   Pacific Sunwear of California, Inc. ..............     10,891
     *156   Panera Bread Co. .................................      5,435
                                                                ---------
                                                                   26,040
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
     *221   Applied Films Corp. ..............................      4,422
                                                                ---------
            SOFTWARE & SERVICES -- 11.2%
   *2,342   Actuate Corp. ....................................      4,145
     *720   Borland Software Corp. ...........................      8,851
     *445   CheckFree Corp. ..................................      7,113
     *131   Cognos, Inc. .....................................      3,061
     *324   Filenet Corp. ....................................      3,956
     *253   Hyperion Solutions Corp. .........................      6,483
     *512   Networks Associates, Inc. ........................      8,237
    *+227   PracticeWorks, Inc. ..............................      1,795
     *731   Rational Software Corp. ..........................      7,597
   *1,328   Red Hat, Inc. ....................................      7,848
     *527   VeriSign, Inc. ...................................      4,227
                                                                ---------
                                                                   63,313
                                                                ---------
            TRANSPORTATION -- 4.2%
      223   CNF Transportation, Inc. .........................      7,409
    *+317   JetBlue Airways Corp. ............................      8,565
     *332   Yellow Corp. .....................................      8,360
                                                                ---------
                                                                   24,334
                                                                ---------
            Total common stocks...............................  $ 525,405
                                                                =========
SHORT-TERM SECURITIES -- 16.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.7%
   48,928   Boston Global Investment Trust....................  $  48,928
                                                                ---------
PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
            REPURCHASE AGREEMENT -- 7.3%
$  41,230   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  41,230
                                                                ---------
            Total short-term securities.......................  $  90,158
                                                                =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $560,563).....   93.6%  $ 525,405
Total short-term securities (cost
  $90,158)..............................   16.0      90,158
                                          -----   ---------
Total investment in securities (total
  cost $650,721) -- including $45,267 of
  securities loaned (See Note 2(i)).....  109.6     615,563
Cash, receivables and other assets......    0.0         148
Payable for securities purchased........   (0.8)     (4,605)
Payable for Fund shares redeemed........   (0.1)       (682)
Payable for accounting services.........   (0.0)         (1)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (8.7)    (48,928)
Other liabilities.......................   (0.0)        (43)
                                          -----   ---------
Net assets..............................  100.0%  $ 561,452
                                          =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  1,500,000 shares authorized; 60,461 shares
  outstanding..................................  $   6,046
Paid in capital................................    992,565
Accumulated net investment loss................        (34)
Accumulated net realized loss on investments...   (401,973)
Unrealized depreciation on securities..........    (35,158)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          6
                                                 ---------
Net assets.....................................  $ 561,452
                                                 =========

Class IA
  Net asset value per share ($495,074 / 53,269
    shares outstanding) (1,125,000 shares
    authorized)....................................  $9.29
                                                     =====
Class IB
  Net asset value per share ($66,378 / 7,192 shares
    outstanding) (375,000 shares authorized).......  $9.23
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $4,228 or 0.8% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.7%
            APPAREL & TEXTILE -- 1.8%
  *3,367    Burberry Group PLC................................  $   12,170
   *+249    Mohawk Industries, Inc. ..........................      14,181
                                                                ----------
                                                                    26,351
                                                                ----------
            BANKS -- 11.7%
     717    Astoria Financial Corp. ..........................      19,459
    +442    Bank of Hawaii Corp. .............................      13,430
    +429    Capital One Financial Corp. ......................      12,738
     547    Countrywide Credit Industries, Inc. ..............      28,258
     312    Golden West Financial Corp. ......................      22,433
     934    Hibernia Corp., Class A...........................      17,983
    +621    Hudson City Bancorp, Inc. ........................      11,566
    +177    M&T Bank Corp. ...................................      14,084
  +1,038    Sovereign Bancorp, Inc. ..........................      14,577
     316    UnionBanCal Corp. ................................      12,393
                                                                ----------
                                                                   166,921
                                                                ----------
            BUSINESS SERVICES -- 3.4%
   *+830    Lamar Advertising Co., Class A....................      27,929
    +646    Manpower, Inc. ...................................      20,596
                                                                ----------
                                                                    48,525
                                                                ----------
            CHEMICALS -- 0.6%
     244    Rohm & Haas Co. ..................................       7,940
                                                                ----------
            COMMUNICATIONS -- 4.0%
 *+2,640    American Tower Corp., Class A.....................       9,318
 *+1,895    Citizens Communications Co. ......................      19,994
    *949    Network Appliance, Inc. ..........................       9,485
  *1,540    Nextel Communications, Inc., Class A..............      17,785
                                                                ----------
                                                                    56,582
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 1.4%
    +219    Diebold, Inc. ....................................       9,007
   1,258    Symbol Technologies, Inc. ........................      10,342
                                                                ----------
                                                                    19,349
                                                                ----------
            CONSTRUCTION -- 0.5%
    +151    Lennar Corp. .....................................       7,802
                                                                ----------
            CONSUMER DURABLES -- 0.9%
     426    Newell Rubbermaid, Inc. ..........................      12,922
                                                                ----------
            CONSUMER NON-DURABLES -- 4.6%
  +1,173    Callaway Golf Co. ................................      15,545
   1,514    Mattel, Inc. .....................................      28,986
     786    McKesson Corp. ...................................      21,236
                                                                ----------
                                                                    65,767
                                                                ----------
            DRUGS -- 5.5%
   *+370    Cephalon, Inc. ...................................      18,011
   *+213    IDEC Pharmaceuticals Corp. .......................       7,062
 *+2,143    Millennium Pharmaceuticals, Inc. .................      17,019
   *+609    Vertex Pharmaceuticals, Inc. .....................       9,655
    *948    Watson Pharmaceuticals, Inc. .....................      26,790
                                                                ----------
                                                                    78,537
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRICAL EQUIPMENT -- 2.4%
  *1,593    Teradyne, Inc. ...................................  $   20,725
    *636    Waters Corp. .....................................      13,861
                                                                ----------
                                                                    34,586
                                                                ----------
            ELECTRONICS -- 2.1%
    *587    Analog Devices, Inc. .............................      14,009
  *1,953    Flextronics International Ltd. ...................      15,997
                                                                ----------
                                                                    30,006
                                                                ----------
            ENERGY & SERVICES -- 5.9%
     641    EOG Resources, Inc. ..............................      25,569
     747    GlobalSantaFe Corp. ..............................      18,160
    *277    Nabors Industries Ltd. ...........................       9,786
    *283    Noble Corp. ......................................       9,938
     631    Sunoco, Inc. .....................................      20,930
                                                                ----------
                                                                    84,383
                                                                ----------
            FINANCIAL SERVICES -- 2.9%
    *324    Blackrock, Inc. ..................................      12,762
   *+449    Investment Technology Group, Inc. ................      10,041
     389    Legg Mason, Inc. .................................      18,867
                                                                ----------
                                                                    41,670
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.5%
     146    Kellogg Co. ......................................       5,001
     649    Pepsi Bottling Group, Inc. (The)..................      16,677
                                                                ----------
                                                                    21,678
                                                                ----------
            FOREST & PAPER PRODUCTS -- 4.1%
   2,730    Abitibi-Consolidated, Inc. .......................      21,050
     614    Bowater, Inc. ....................................      25,775
    *754    Smurfit-Stone Container Corp. ....................      11,611
                                                                ----------
                                                                    58,436
                                                                ----------
            HEALTH SERVICES -- 3.6%
     793    Health Management Associates, Inc., Class A.......      14,196
  *1,239    Human Genome Sciences, Inc. ......................      10,915
    *953    Laboratory Corp. of American Holdings.............      22,138
    *258    Tenet Healthcare Corp. ...........................       4,236
                                                                ----------
                                                                    51,485
                                                                ----------
            HOTELS & GAMING -- 1.0%
   *+427    MGM Grand, Inc. ..................................      14,078
                                                                ----------
            INSURANCE -- 3.8%
     162    Ambac Financial Group, Inc. ......................       9,095
    *344    Anthem, Inc. .....................................      21,648
   *+494    Arch Capital Group Ltd. ..........................      15,401
    *269    IPC Holdings Ltd. ................................       8,473
                                                                ----------
                                                                    54,617
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 5.1%
     545    AGCO Corp. .......................................  $   12,047
    *259    American Standard Cos., Inc. .....................      18,418
     227    Ingersoll Rand Co. ...............................       9,796
    *884    Lam Research Corp. ...............................       9,551
     510    Parker-Hannifin Corp. ............................      23,544
                                                                ----------
                                                                    73,356
                                                                ----------
            MEDIA & ENTERTAINMENT -- 5.8%
    *302    Harrah's Entertainment, Inc. .....................      11,951
     404    Knight-Ridder, Inc. ..............................      25,522
     214    Scripps (E.W.) Co. (The), Class A.................      16,457
   *+564    USA Networks, Inc. ...............................      12,889
   *+668    Univision Communications, Inc., Class A...........      16,356
                                                                ----------
                                                                    83,175
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.8%
    +314    Beckman Coulter, Inc. ............................       9,262
     405    Becton, Dickinson & Co. ..........................      12,415
    *787    Guidant Corp. ....................................      24,270
    *566    St. Jude Medical, Inc. ...........................      22,494
                                                                ----------
                                                                    68,441
                                                                ----------
            METALS, MINERALS & MINING -- 0.1%
      50    Precision Castparts Corp. ........................       1,217
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 1.7%
  *2,807    Host Marriott Corp. ..............................      24,845
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.9%
   *+682    Applera Corp. -- Celera Genomics Group............       6,510
   *+316    Regeneron Pharmeceuticals, Inc. ..................       5,857
                                                                ----------
                                                                    12,367
                                                                ----------
            RETAIL -- 3.4%
  *1,079    Aramark Corp., Class B............................      25,366
    *541    Borders Group, Inc. ..............................       8,717
    *542    Williams-Sonoma, Inc. ............................      14,720
                                                                ----------
                                                                    48,803
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 2.3%
     419    NIKE, Inc., Class B...............................      18,612
   *+401    Sealed Air Corp. .................................      14,957
                                                                ----------
                                                                    33,569
                                                                ----------
            SOFTWARE & SERVICES -- 5.7%
    *529    BISYS Group, Inc. (The)...........................       8,409
  *1,915    Cadence Design Systems, Inc. .....................      22,578
    *355    GTECH Holdings Corp. .............................       9,890
    *865    Gartner Group, Inc., Class A......................       7,957
    *150    Intuit, Inc. .....................................       7,049
    *305    Symantec Corp. ...................................      12,333
  *1,671    VeriSign, Inc. ...................................      13,399
                                                                ----------
                                                                    81,615
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            TRANSPORTATION -- 5.0%
     345    CNF Transportation, Inc. .........................  $   11,467
     630    CSX Corp. ........................................      17,824
     508    Exel PLC..........................................       5,577
     324    PACCAR, Inc. .....................................      14,942
   *+544    Ryanair Holdings PLC, ADR.........................      21,302
                                                                ----------
                                                                    71,112
                                                                ----------
            UTILITIES -- 3.2%
     640    Cinergy Corp. ....................................      21,591
     103    Energy East Corp. (The)...........................       2,277
     196    KeySpan Corp. ....................................       6,919
     246    PPL Corp. ........................................       8,545
     121    Pinnacle West Capital Corp. ......................       4,121
      83    Wisconsin Energy Corp. ...........................       2,079
                                                                ----------
                                                                    45,532
                                                                ----------
            Total common stocks...............................  $1,425,667
                                                                ==========
SHORT-TERM SECURITIES -- 11.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 11.6%
 165,665    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  165,665
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.2%
  $2,273    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $    2,273
                                                                ----------
            Total short-term securities.......................  $  167,938
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,500,335).............   99.7%  $1,425,667
Total short-term securities (cost $167,938).......   11.8      167,938
                                                    -----   ----------
Total investment in securities (total cost
  $1,668,273) -- including $158,737 of securities
  loaned (See Note 2(i)...........................  111.5    1,593,605
Cash, receivables and other assets................    0.4        5,931
Payable for securities purchased..................   (0.3)      (3,914)
Payable for Fund shares redeemed..................   (0.0)        (266)
Payable for accounting services...................   (0.0)          (2)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (11.6)    (165,665)
Other liabilities.................................   (0.0)         (88)
                                                    -----   ----------
Net assets........................................  100.0%  $1,429,601
                                                    =====   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share; 2,400,000 shares
  authorized; 79,741 shares outstanding.....................  $    7,974
Paid in capital.............................................   1,687,287
Accumulated net investment income...........................       1,214
Accumulated net realized loss on investments................    (192,204)
Unrealized depreciation on securities.......................     (74,668)
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................           2
Unrealized depreciation on other assets and liabilities in
  foreign currencies........................................          (4)
                                                              ----------
Net assets..................................................  $1,429,601
                                                              ==========

Class IA
  Net asset value per share ($1,340,265 / 74,733
    shares outstanding) (1,800,000 shares
    authorized)...................................  $17.93
                                                    ======
Class IB
  Net asset value per share ($89,336 / 5,008
    shares outstanding) (600,000 shares
    authorized)...................................  $17.84
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)              $276               $275           1/2/2003               $1
British Pound (Buy)               275                274           1/3/2003                1
                                                                                          --
                                                                                          $2
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 94.7%
            AUSTRALIA -- 0.9%
     50     Woolworths Ltd. (Food, Beverage & Tobacco)........  $   319
                                                                -------
            AUSTRIA -- 1.6%
    @55     Telekom Austria AG (Communications)...............      559
                                                                -------
            CANADA -- 5.6%
    *40     Alimentation Couche-Tard, Inc., Class B (Food,
              Beverage & Tobacco).............................      340
    +21     Molson, Inc. (Food, Beverage & Tobacco)...........      445
  *+744     Nortel Networks Corp. (Communications)............    1,198
                                                                -------
                                                                  1,983
                                                                -------
            CHINA -- 1.2%
 *1,797     China Telecom Corp., Ltd. (Communications)........      316
   *244     Hainan Meilan Airport Co., Ltd. (Business
              Services).......................................      115
                                                                -------
                                                                    431
                                                                -------
            FINLAND -- 2.9%
     64     Nokia Oyj (Communications)........................    1,016
                                                                -------
            FRANCE -- 16.4%
     74     AXA (Financial Services)..........................      991
   +156     Alcatel S.A. (Communications).....................      684
     21     Essilor International S.A. (Retail)...............      844
      8     Renault S.A. (Transportation).....................      381
      9     Rodriguez Group (Construction)....................      476
      2     TotalFinaElf S.A., B Shares (Energy & Services)...      286
     11     Unibail (Real Estate).............................      804
     43     Vivendi S.A. (Media & Entertainment)..............      701
   *136     Wanadoo (Communications)..........................      609
                                                                -------
                                                                  5,776
                                                                -------
            GERMANY -- 1.1%
      5     Adidas AG (Apparel & Textile).....................      382
                                                                -------
            GHANA -- 1.0%
     59     Ashanti Goldfields Co., Ltd. , GDR (Metals,
              Minerals & Mining)..............................      345
                                                                -------
            HONG KONG -- 3.1%
  *+706     China Unicom Ltd. (Communications)................      480
    469     Cnooc Ltd. (Energy & Services)....................      610
                                                                -------
                                                                  1,090
                                                                -------
            INDIA -- 1.1%
     32     Ranbaxy Laboratories GDR (Drugs)..................      395
                                                                -------
            IRELAND -- 1.7%
   *+15     Ryanair Holdings PLC, ADR (Transportation)........      595
                                                                -------
            ISRAEL -- 1.2%
    +11     Teva Pharmaceutical Industries Ltd., ADR
              (Drugs).........................................      432
                                                                -------
            ITALY -- 1.4%
    +65     Mediaset S.p.A. (Media & Entertainment)...........      498
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            JAPAN -- 5.3%
     31     Fast Retailing Co., Ltd. (Retail).................  $ 1,103
   *238     Hainan Meilan Airport Co., Ltd. (Business
              Services).......................................      112
     91     Nikko Cordial Corp. (Financial Services)..........      307
     42     Nissan Motor Co., Ltd. (Transportation)...........      329
                                                                -------
                                                                  1,851
                                                                -------
            NETHERLANDS -- 9.0%
     95     Aegon N.V. (Insurance)............................    1,221
    220     Koninklijke KPN N.V. (Communications).............    1,434
      8     Unilever N.V., NY Shares (Consumer
              Non-Durables)...................................      501
                                                                -------
                                                                  3,156
                                                                -------
            NORWAY -- 1.1%
     59     Tomra Systems ASA (Machinery).....................      387
                                                                -------
            RUSSIA -- 4.2%
     20     JSC Mining and Smelting Co., ADR (Metals, Minerals
              & Mining).......................................      404
    +11     Lukoil ADR (Metals, Minerals & Mining)............      694
    +24     Surgutneftegaz ADR (Energy & Services)............      380
                                                                -------
                                                                  1,478
                                                                -------
            SOUTH AFRICA -- 1.2%
     13     AngloGold Ltd., ADR (Metals, Minerals & Mining)...      432
                                                                -------
            SOUTH KOREA -- 5.2%
    *25     LG Electronics, Inc. (Electronics)................      870
     @6     Samsung Electronics Co., Ltd., GDR
              (Electronics)...................................      786
      1     Samsung Electronics Co., Ltd., GDR
              (Electronics)...................................      160
                                                                -------
                                                                  1,816
                                                                -------
            SPAIN -- 2.4%
     36     Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................      848
                                                                -------
            SWEDEN -- 2.2%
    +29     SFK AB (Metals, Minerals & Mining)................      764
                                                                -------
            SWITZERLAND -- 4.7%
     38     Credit Suisse Group (Banks).......................      830
   *+21     Logitech International S.A. (Computers & Office
              Equipment)......................................      615
      3     Roche Holdings AG (Drugs).........................      227
                                                                -------
                                                                  1,672
                                                                -------
            TAIWAN -- 1.6%
    543     Compal Electronics, Inc. (Computers & Office
              Equipment)......................................      562
                                                                -------
            UNITED KINGDOM -- 15.5%
      9     AstraZeneca PLC (Drugs)...........................      303
    *73     British Sky Broadcasting PLC (Media &
              Entertainment)..................................      749
    135     Capita Group PLC (Business Services)..............      536
     72     Compass Group PLC (Food, Beverage & Tobacco)......      379
     66     Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................    1,123
     41     P&O Princess Cruises PLC (Transportation).........      283

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     45     Reed International PLC (Media & Entertainment)....  $   384
    767     Vodafone Group PLC (Communications)...............    1,401
   *432     mm02 PLC (Communications).........................      307
                                                                -------
                                                                  5,465
                                                                -------
            UNITED STATES OF AMERICA -- 3.1%
    +29     Bunge Ltd. (Food, Beverage & Tobacco).............      693
     10     Schlumberger Ltd. (Energy & Services).............      429
                                                                -------
                                                                  1,122
                                                                -------
            Total common stocks...............................  $33,374
                                                                =======
SHORT-TERM SECURITIES -- 18.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.7%
  4,824     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 4,824
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.2%
 $1,840     Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $ 1,840
                                                                -------
            Total short-term securities.......................  $ 6,664
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $31,433)................   94.7%  $33,374
Total short-term securities (cost $6,664).........   18.9     6,664
                                                    -----   -------
Total investment in securities (total cost
  $38,097) -- including $4,404 of securities
  loaned (See Note 2(i))..........................  113.6    40,038
Cash, receivables and other assets................    0.8       292
Payable for securities purchased..................   (0.7)     (241)
Payable for Fund shares redeemed..................   (0.0)       (4)
Dividends payable.................................   (0.0)       (6)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (13.7)   (4,824)
Other liabilities.................................   (0.0)       (9)
                                                    -----   -------
Net assets........................................  100.0%  $35,246
                                                    =====   =======

                                                              MARKET
                                                               VALUE
                                                              -------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 4,976 shares outstanding......................  $     5
Paid in capital.............................................   40,211
Accumulated net realized loss on investments................   (6,913)
Unrealized appreciation on securities.......................    1,941
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................       --
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................        2
                                                              -------
Net assets..................................................  $35,246
                                                              =======

Class IA
  Net asset value per share ($21,368 / 3,015
    shares outstanding) (600,000 shares
    authorized)...................................  $7.09
                                                    =====
Class IB
  Net asset value per share ($13,878 / 1,961
    shares outstanding) (200,000 shares
    authorized)...................................  $7.08
                                                    =====

DIVERSIFICATION BY INDUSTRY
Apparel & Textile.................................   3.5%  $ 1,230
Banks.............................................   2.4       830
Business Services.................................   2.2       763
Communications....................................  22.7     8,004
Computers & Office Equipment......................   3.3     1,177
Construction......................................   1.4       476
Consumer Non-Durables.............................   1.4       501
Drugs.............................................   3.9     1,357
Electronics.......................................   5.2     1,816
Energy & Services.................................   4.8     1,705
Financial Services................................   3.7     1,298
Food, Beverage & Tobacco..........................   9.4     3,299
Insurance.........................................   3.5     1,221
Machinery.........................................   1.1       387
Media & Entertainment.............................   6.6     2,332
Metals, Minerals & Mining.........................   7.5     2,639
Real Estate.......................................   2.3       804
Retail............................................   5.4     1,947
Transportation....................................   4.4     1,588
                                                    ----   -------
    Total common stocks...........................  94.7%  $33,374
                                                    ====   =======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $1,345 or 3.8% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Hong Kong Dollar (Buy)           $89                $89            1/3/2003             $  --
EURO (Buy)                        59                 59            1/3/2003                --
                                                                                        -----
                                                                                        $  --
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
COMMON STOCKS -- 91.4%
             BANKS -- 5.2%
    +2,723   Capital One Financial Corp. ......................  $    80,913
    +5,727   Citigroup, Inc. ..................................      201,526
     1,000   Golden West Financial Corp. ......................       71,810
                                                                 -----------
                                                                     354,249
                                                                 -----------
             BUSINESS SERVICES -- 4.0%
   *+4,155   Concord EFS, Inc. ................................       65,393
    +2,500   Manpower, Inc. ...................................       79,750
    +1,948   Omnicom Group, Inc. ..............................      125,854
                                                                 -----------
                                                                     270,997
                                                                 -----------
             CHEMICALS -- 1.9%
     2,250   Air Products & Chemicals, Inc. ...................       96,188
     1,000   Rohm & Haas Co. ..................................       32,480
                                                                 -----------
                                                                     128,668
                                                                 -----------
             COMMUNICATIONS -- 6.7%
     2,030   AT&T Corp. .......................................       52,992
  *+19,767   Nextel Communications, Inc., Class A..............      228,310
  *+47,421   Nortel Networks Corp. ............................       76,348
    +5,350   Vodafone Group PLC, ADR...........................       96,933
                                                                 -----------
                                                                     454,583
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 5.5%
    +2,000   3M Co. ...........................................      246,600
    *7,639   Cisco Systems, Inc. ..............................      100,067
    *1,200   Dell Computer Corp. ..............................       32,088
                                                                 -----------
                                                                     378,755
                                                                 -----------
             CONSTRUCTION -- 1.7%
     6,350   Halliburton Co. ..................................      118,806
                                                                 -----------
             CONSUMER NON-DURABLES -- 4.4%
     5,085   McKesson Corp. ...................................      137,450
     9,362   Tyco International Ltd. ..........................      159,910
                                                                 -----------
                                                                     297,360
                                                                 -----------
             DRUGS -- 5.8%
    +1,013   AstraZeneca PLC, ADR..............................       35,543
      +531   Eli Lilly & Co. ..................................       33,738
     6,165   Schering-Plough Corp. ............................      136,863
    +4,715   Shionogi & Co., Ltd. .............................       66,670
    +1,200   Teva Pharmaceutical Industries Ltd., ADR..........       46,332
    *2,714   Watson Pharmaceuticals, Inc. .....................       76,730
                                                                 -----------
                                                                     395,876
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.7%
    *2,500   Thermo Electron Corp. ............................       50,300
                                                                 -----------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
             ELECTRONICS -- 4.5%
    *1,605   ASM Lithography Holding N.V., ADR.................  $    13,418
      *657   Analog Devices, Inc. .............................       15,675
      *425   Broadcom Corp., Class A...........................        6,402
    +2,917   General Electric Co. .............................       71,027
       704   Samsung Electronics...............................      186,330
   *12,669   Tawain Semiconductor Manufacturing Co., Ltd. .....       15,522
                                                                 -----------
                                                                     308,374
                                                                 -----------
             ENERGY & SERVICES -- 8.3%
       806   Amerada Hess Corp. ...............................       44,343
     2,500   Burlington Resources, Inc. .......................      106,625
     2,901   Canadian Natural Resources Ltd. ..................       85,949
    +9,500   Sasol Ltd., ADR...................................      118,940
    +2,308   Valero Energy Corp. ..............................       85,265
     3,076   XTO Energy, Inc. .................................       75,965
      +365   YUKOS, ADR........................................       51,439
                                                                 -----------
                                                                     568,526
                                                                 -----------
             FINANCIAL SERVICES -- 1.0%
     1,639   Morgan Stanley Dean Witter & Co. .................       65,433
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 1.1%
    +3,200   Bunge Ltd. .......................................       76,992
                                                                 -----------
             FOREST & PAPER PRODUCTS -- 2.0%
   *+9,000   Smurfit-Stone Container Corp. ....................      138,519
                                                                 -----------
             HEALTH SERVICES -- 1.6%
    *5,811   HEALTH SOUTH Corp. ...............................       24,405
    *5,139   Tenet Healthcare Corp. ...........................       84,271
                                                                 -----------
                                                                     108,676
                                                                 -----------
             HOTELS & GAMING -- 0.4%
   *+2,043   Wynn Resorts, Ltd. ...............................       26,789
                                                                 -----------
             INSURANCE -- 4.8%
    +6,929   Ace Ltd. .........................................      203,309
     2,135   American International Group, Inc. ...............      123,481
                                                                 -----------
                                                                     326,790
                                                                 -----------
             MACHINERY -- 2.4%
     2,525   Deere & Co. ......................................      115,771
     2,752   Pall Corp. .......................................       45,907
                                                                 -----------
                                                                     161,678
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 5.1%
    *1,400   Clear Channel Communications, Inc. ...............       52,206
    *5,701   Comcast Corp. ....................................      128,786
    *9,427   Liberty Media Corp., Class A......................       84,279
   *+3,553   USA Networks, Inc. ...............................       81,217
                                                                 -----------
                                                                     346,488
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
     3,000   Becton, Dickinson & Co. ..........................       92,070
   *+1,316   Guidant Corp. ....................................       40,605
                                                                 -----------
                                                                     132,675
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                            VALUE
----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
             xMetals, Minerals & Mining -- 4.4%
    +3,400   Alcoa, Inc. ......................................  $    77,452
      +984   AngloGold Ltd., ADR...............................       33,695
     1,796   Engelhard Corp. ..................................       40,138
    +6,651   Gold Fields Ltd., ADR.............................       92,841
    +1,538   JSC Mining and Smelting Co., ADR..................       31,099
      +402   Potash Corp. of Saskatchewan, Inc. ...............       25,550
                                                                 -----------
                                                                     300,775
                                                                 -----------
             RESEARCH & TESTING FACILITIES -- 1.2%
     *+700   CV Therapeutics, Inc. ............................       12,754
     2,103   Monsanto Co. .....................................       40,489
   *+1,400   Regeneron Pharmeceuticals, Inc. ..................       25,914
                                                                 -----------
                                                                      79,157
                                                                 -----------
             RETAIL -- 2.1%
    *1,000   Cheesecake Factory, Inc. (The)....................       36,150
     1,404   Dollar General Corp. .............................       16,772
     2,042   McDonald's Corp. .................................       32,834
   *+1,830   Neiman Marcus Group, Inc., Class A................       55,620
                                                                 -----------
                                                                     141,376
                                                                 -----------
             RUBBER & PLASTICS PRODUCTS -- 0.1%
      *341   Reebok International Ltd. ........................       10,017
                                                                 -----------
             SOFTWARE & SERVICES -- 5.3%
   *+7,441   AOL Time Warner, Inc. ............................       97,472
    *2,385   Computer Sciences Corp. ..........................       82,149
        43   First Data Corp. .................................        1,530
   *+2,193   Microsoft Corp. ..................................      113,383
      *184   Symantec Corp. ...................................        7,427
     *+201   VERITAS Software Corp. ...........................        3,141
   *+5,990   VeriSign, Inc. ...................................       48,041
    *8,400   i2 Technologies, Inc. ............................        9,660
                                                                 -----------
                                                                     362,803
                                                                 -----------
             TRANSPORTATION -- 6.6%
     2,220   Bombardier, Inc., Class B.........................        7,475
     4,100   Delphi Corp. .....................................       33,005
    *1,030   Kia Motors Corp. .................................        7,639
    +2,673   Northrop Grumman Corp. ...........................      259,252
     4,854   Toyota Motor Corp. ...............................      130,479
       565   Werner Enterprises, Inc. .........................       12,154
                                                                 -----------
                                                                     450,004
                                                                 -----------
             UTILITIES -- 2.7%
    +1,110   FPL Group, Inc. ..................................       66,726
     1,168   TXU Corp. ........................................       21,809
     4,354   Waste Management, Inc. ...........................       99,796
                                                                 -----------
                                                                     188,331
                                                                 -----------
             Total common stocks...............................  $ 6,242,997
                                                                 ===========

PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
----------                                                       -----------
CORPORATE NOTESV -- 0.8%
             COMMUNICATIONS -- 0.8%
$   20,700   Qwest Capital Funding, Inc. (B2 Moodys)
               7.90% due 08/15/10..............................  $    13,455
    60,300   Qwest Capital Funding, Inc. (Ba2 Moodys)
               7.25% due 02/15/11..............................       38,592
                                                                      52,047
                                                                 -----------
             Total corporate notes.............................  $    52,047
                                                                 ===========
  SHARES
----------
        IX
SHORT-TERM SECURITIES -- 18.8%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 10.4%
   314,434   UBS Private Money Market Fund.....................      314,434
    84,116   UBS Select Money Market Fund......................       84,116
     1,598   Federated Prime Cash..............................        1,598
   102,682   Federated Prime Obligation........................      102,682
   207,354   Provident Temp Cash...............................      207,354
       @@0   Provident Temp Fund...............................           --
                                                                 -----------
                                                                 $   710,184
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
             XREPURCHASE AGREEMENT -- 8.4%
$  576,395   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $   576,395
                                                                 -----------
             Total short-term securities.......................  $ 1,286,579
                                                                 ===========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,797,357).........................   91.4%  $ 6,242,997
Total corporate notes (cost
  $48,995)............................    0.8        52,047
Total short-term securities (cost
  $1,286,579).........................   18.8     1,286,579
Total investment in securities (total
  cost $8,132,931) -- including
  $674,993 of securities loaned (See
  Note 2(i))..........................  111.0     7,581,623
Cash, receivables and other assets....    1.3        89,599
Payable for securities purchased......   (1.9)     (129,420)
Payable for Fund shares redeemed......   (0.0)       (1,942)
Payable for accounting services.......   (0.0)           (7)
Securities lending collateral payable
  to brokers (See Note 2(i))..........  (10.4)     (710,184)
Other liabilities.....................   (0.0)         (797)
                                        -----   -----------
Net assets............................  100.0%  $ 6,828,872
                                        =====   ===========

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  5,000,000 shares authorized; 215,459 shares
  outstanding.................................  $    21,546
Paid in capital...............................    8,977,127
Accumulated net investment income.............        1,931
Accumulated net realized loss on
  investments.................................   (1,620,216)
Unrealized depreciation on securities.........     (551,308)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@.......         (264)
Unrealized appreciation on other assets and
  liabilities in foreign currencies...........           56
                                                -----------
Net assets....................................  $ 6,828,872
                                                ===========

Class IA
  Net asset value per share ($6,240,859 / 196,868
    shares outstanding) (4,250,000 shares
    authorized)...................................  $31.70
                                                    ======
Class IB
  Net asset value per share ($588,013 / 18,591
    shares outstanding) (750,000 shares
    authorized)...................................  $31.63
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    V  The bond ratings are unaudited.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Canadian Dollars (Buy)         $   296            $   298          1/2/2003             $  (2)
Canadian Dollars (Buy)             652                653          1/3/2003                (1)
Canadian Dollars (Buy)           1,550              1,558          1/6/2003                (8)
EURO (Sell)                     18,021             17,589          1/2/2003              (432)
Japanese Yen (Buy)               4,123              4,079          1/6/2003                44
Japanese Yen (Buy)              12,476             12,348          1/7/2003               128
Japanese Yen (Buy)               8,975              8,968          1/8/2003                 7
                                                                                        -----
                                                                                        $(264)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.8%
            BANKS -- 17.9%
     34     Astoria Financial Corp. ..........................  $    912
    104     CIT Group, Inc. ..................................     2,029
    136     Citigroup, Inc. ..................................     4,789
     54     Fannie Mae........................................     3,474
     23     Freddie Mac.......................................     1,364
     96     Hibernia Corp., Class A...........................     1,851
     52     UnionBanCal Corp. ................................     2,058
                                                                --------
                                                                  16,477
                                                                --------
            BUSINESS SERVICES -- 1.2%
    *73     BearingPoint, Inc. ...............................       500
   *236     UnitedGlobalCom, Inc., Class A....................       565
                                                                --------
                                                                   1,065
                                                                --------
            CHEMICALS -- 1.2%
      8     Air Products & Chemicals, Inc. ...................       321
     75     IMC Global, Inc. .................................       795
                                                                --------
                                                                   1,116
                                                                --------
            COMMUNICATIONS -- 0.2%
  *+221     McLeodUSA, Inc., Class A..........................       185
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
    *39     Cisco Systems, Inc. ..............................       511
     29     International Business Machines Corp. ............     2,271
   *142     Solectron Corp. ..................................       505
                                                                --------
                                                                   3,287
                                                                --------
            CONSTRUCTION -- 2.6%
    *14     Beazer Homes USA, Inc. ...........................       873
    *41     Clayton Homes, Inc. ..............................       501
    *52     Toll Brothers, Inc. ..............................     1,052
                                                                --------
                                                                   2,426
                                                                --------
            CONSUMER DURABLES -- 1.7%
    *80     Arrow Electronics, Inc. ..........................     1,019
     16     Lafarge North America, Inc. ......................       519
                                                                --------
                                                                   1,538
                                                                --------
            CONSUMER NON-DURABLES -- 4.3%
    230     Tyco International Ltd. ..........................     3,934
                                                                --------
            DRUGS -- 5.3%
     24     Abbott Laboratories...............................       956
     16     Aventis S.A., ADR.................................       856
     50     Pharmacia Corp. ..................................     2,086
     26     Wyeth.............................................       976
                                                                --------
                                                                   4,874
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.3%
     26     Rockwell Automation, Inc. ........................       545
    *51     Teradyne, Inc. ...................................       665
                                                                --------
                                                                   1,210
                                                                --------
            ELECTRONICS -- 2.6%
     10     Ametek, Inc. .....................................       385
    *48     Fairchild Semiconductor International Corp., Class
              A...............................................       509

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- (CONTINUED)
    *73     Micron Technology, Inc. ..........................  $    714
    *71     Vishay Intertechnology, Inc. .....................       796
                                                                --------
                                                                   2,404
                                                                --------
            ENERGY & SERVICES -- 7.1%
     40     Devon Energy Corp. ...............................     1,841
     29     EnCana Corp. .....................................       905
     48     GlobalSantaFe Corp. ..............................     1,170
     18     IHC Caland N.V. ..................................       929
     39     Petroleo Brasileiro S.A., ADR.....................       580
     24     Royal Dutch Petroleum Co., NY Shares..............     1,074
                                                                --------
                                                                   6,499
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.4%
    263     Abitibi-Consolidated, Inc. .......................     2,025
    *71     Smurfit-Stone Container Corp. ....................     1,088
                                                                --------
                                                                   3,113
                                                                --------
            INSURANCE -- 15.0%
     50     Ace Ltd. .........................................     1,452
     13     CIGNA Corp. ......................................       543
    *56     Health Net, Inc. .................................     1,486
     20     MBIA, Inc. .......................................       895
    *72     Oxford Health Plans, Inc. ........................     2,613
    *21     Platinum Underwriters Holdings Ltd. ..............       548
     92     RenaissanceRe Holdings Ltd. ......................     3,659
     44     St. Paul Cos., Inc. (The).........................     1,508
     *6     Travelers Property Casualty Corp., Class A........        88
    *65     Travelers Property Casualty Corp., Class B........       956
     *1     WellChoice, Inc. .................................        31
                                                                --------
                                                                  13,779
                                                                --------
            MACHINERY -- 3.6%
   *142     Axcelis Technologies, Inc. .......................       799
     17     Eaton Corp. ......................................     1,320
    *80     Flowserve Corp. ..................................     1,177
                                                                --------
                                                                   3,296
                                                                --------
            MEDIA & ENTERTAINMENT -- 7.0%
     33     Blockbuster, Inc., Class A .......................       408
    *51     COX Communications, Inc. .........................     1,434
   *205     Comcast Corp. ....................................     4,633
                                                                --------
                                                                   6,475
                                                                --------
            METALS, MINERALS & MINING -- 3.4%
    125     Alcoa, Inc. ......................................     2,845
     12     Engelhard Corp. ..................................       264
                                                                --------
                                                                   3,109
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.3%
     15     Monsanto Co. .....................................       285
                                                                --------
            RETAIL -- 9.7%
    *47     BJ's Wholesale Club, Inc. ........................       867
     61     Foot Locker, Inc. ................................       638
   *124     Kroger Co. (The)..................................     1,917
     27     Pier 1 Imports, Inc. .............................       505

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     48     Ross Stores, Inc. ................................  $  2,018
    153     TJX Cos., Inc. (The)..............................     2,987
                                                                --------
                                                                   8,932
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.1%
     29     Compagnie Generale des Etablissements Michelin,
              Class B.........................................     1,000
                                                                --------
            SOFTWARE & SERVICES -- 2.1%
   *100     AOL Time Warner, Inc. ............................     1,307
    *47     Sybase, Inc. .....................................       626
                                                                --------
                                                                   1,933
                                                                --------
            TRANSPORTATION -- 1.7%
     12     Canadian National Railway Co. ....................       482
   *+44     Continental Airlines, Inc., Class B...............       318
    *79     ExpressJet Holdings, Inc. ........................       807
                                                                --------
                                                                   1,607
                                                                --------
            UTILITIES -- 1.5%
     12     CMS Energy Corp. .................................       112
     14     FirstEnergy Corp. ................................       465
     11     PPL Corp. ........................................       364
     11     Progress Energy, Inc. ............................       486
                                                                --------
                                                                   1,427
                                                                --------
            Total common stocks...............................  $ 89,971
                                                                ========
SHORT-TERM SECURITIES -- 2.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.8%
    706     Boston Global Investment Trust....................  $    706
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.9%
 $1,731     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  1,731
                                                                --------
            Total short-term securities.......................  $  2,437
                                                                --------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $101,032)......   97.8%  $ 89,971
Total short-term securities (cost
  $2,437)................................    2.7      2,437
                                           -----   --------
Total investment in securities (total
  cost $103,469) -- including $435 of
  securities loaned (See Note 2(i))......  100.5     92,408
Cash, receivables and other assets.......    0.5        417
Payable for securities purchased.........   (0.2)      (159)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (0.8)      (706)
Other liabilities........................   (0.0)        (7)
                                           -----   --------
Net assets...............................  100.0%  $ 91,953
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share; 200,000 shares
  authorized; 8,467 shares outstanding......................  $     85
Paid in capital.............................................   122,061
Accumulated net investment income...........................       618
Accumulated net realized loss on investments................   (19,750)
Unrealized depreciation on securities.......................   (11,061)
                                                              --------
Net assets..................................................  $ 91,953
                                                              ========

Class IA
  Net asset value per share ($88,793 / 8,176
    shares outstanding) (187,500 shares
    authorized)...................................  $10.86
                                                    ======
Class IB
    Net asset value per share ($3,160 / 291 shares
      outstanding) (12,500 shares authorized).....  $10.84
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
COMMON STOCKS -- 96.2%
            BANKS -- 6.7%
     4      Capital One Financial Corp. ......................   $   128
    23      Citigroup, Inc. ..................................       827
     4      Countrywide Credit Industries, Inc. ..............       225
     4      Freddie Mac.......................................       257
                                                                 -------
                                                                   1,437
                                                                 -------
            BUSINESS SERVICES -- 4.6%
   *14      Accenture Ltd., Class A...........................       257
    11      Omnicom Group, Inc. ..............................       733
                                                                 -------
                                                                     990
                                                                 -------
            COMMUNICATIONS -- 0.5%
    *8      Nextel Communications, Inc., Class A..............        97
                                                                 -------
            COMPUTERS & OFFICE EQUIPMENT -- 5.6%
   *34      Dell Computer Corp. ..............................       900
    *5      Lexmark International, Inc. ......................       296
                                                                 -------
                                                                   1,196
                                                                 -------
            CONSUMER NON-DURABLES -- 2.2%
    10      McKesson Corp. ...................................       277
     7      SYSCO Corp. ......................................       197
                                                                 -------
                                                                     474
                                                                 -------
            DRUGS -- 25.5%
    10      Abbott Laboratories...............................       388
    *2      Amgen, Inc. ......................................       109
    18      AstraZeneca PLC, ADR .............................       621
    12      Eli Lilly & Co. ..................................       784
    *5      Forest Laboratories, Inc. ........................       464
    *5      Genentech, Inc. ..................................       157
   *10      Genzyme Corp. ....................................       294
    *5      Gilead Sciences, Inc. ............................       163
    *3      IDEC Pharmaceuticals Corp. .......................       103
    21      Pharmacia Corp. ..................................       874
    49      Schering-Plough Corp. ............................     1,091
    12      Serono S.A., ADR..................................       164
     7      Wyeth.............................................       245
                                                                 -------
                                                                   5,457
                                                                 -------
            ELECTRONICS -- 4.3%
   *18      Analog Devices, Inc. .............................       437
    11      General Electric Co. .............................       262
     1      Samsung Electronics Co., Ltd., GDR................       113
    @1      Samsung Electronics Co., Ltd., GDR................       117
                                                                 -------
                                                                     929
                                                                 -------
            FINANCIAL SERVICES -- 1.2%
     7      Merrill Lynch & Co., Inc. ........................       247
                                                                 -------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
     6      Philip Morris Cos., Inc. .........................       255
                                                                 -------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                        -------
            HEALTH SERVICES -- 3.2%
     5      HCA, Inc..........................................   $   197
   *10      Laboratory Corp. of American Holdings.............       239
   *15      Tenet Healthcare Corp. ...........................       244
                                                                 -------
                                                                     680
                                                                 -------
            INSURANCE -- 6.7%
    12      American International Group, Inc. ...............       694
    *3      Anthem, Inc. .....................................       208
    10      St. Paul Cos., Inc. (The).........................       335
    *3      Wellpoint Health Networks, Inc. ..................       206
                                                                 -------
                                                                   1,443
                                                                 -------
            MEDIA & ENTERTAINMENT -- 8.1%
    *9      Clear Channel Communications, Inc. ...............       343
    *9      Comcast Corp. ....................................       212
   *11      EchoStar Communications Corp., Class A............       234
   *26      Liberty Media Corp., Class A......................       232
   *22      Univision Communications, Inc., Class A...........       544
    *4      Viacom, Inc., Class B.............................       163
                                                                 -------
                                                                   1,728
                                                                 -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
   *11      Guidant Corp. ....................................       336
   *10      St. Jude Medical, Inc. ...........................       381
                                                                 -------
                                                                     717
                                                                 -------
            METALS, MINERALS & MINING -- 1.2%
     5      Lockheed Martin Corp. ............................       266
                                                                 -------
            RETAIL -- 10.0%
   *10      Aramark Corp., Class B............................       233
    *3      AutoZone, Inc. ...................................       187
    *7      Bed Bath & Beyond, Inc. ..........................       229
    15      CVS Corp. ........................................       383
    19      Gap, Inc. (The)...................................       296
     7      Lowe's Cos., Inc. ................................       251
    14      TJX Cos., Inc. (The)..............................       264
    *4      eBay, Inc. .......................................       288
                                                                 -------
                                                                   2,131
                                                                 -------
            SOFTWARE & SERVICES -- 10.3%
    *2      Computer Sciences Corp. ..........................        62
    25      First Data Corp. .................................       869
    *4      Intuit, Inc. .....................................       208
   *21      Microsoft Corp. ..................................     1,069
                                                                 -------
                                                                   2,208
                                                                 -------
            TRANSPORTATION -- 1.5%
     3      Northrop Grumman Corp. ...........................       330
                                                                 -------
            Total common stocks...............................   $20,585
                                                                 =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
AMOUNT                                                           VALUE
---------                                                        -------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT -- 3.7%
  $797      Joint Repurchase Agreement (See Note 2(d))           $   797
              1.10% due 01/02/03..............................
                                                                 -------
            Total short-term securities.......................   $   797
                                                                 =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $20,809)........   96.2%  $20,585
Total short-term securities (cost $797)...    3.7       797
                                            -----   -------
Total investment in securities (total cost
  $21,606)................................   99.9    21,382
Cash, receivables and other assets........    0.6       120
Payable for securities purchased..........   (0.5)     (113)
                                            -----   -------
Net assets................................  100.0%  $21,389
                                            =====   =======


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 2,472 shares outstanding....  $     2
Paid in capital..................................   22,209
Accumulated net realized loss on investments.....     (598)
Unrealized depreciation on securities............     (224)
                                                   -------
Net assets.......................................  $21,389
                                                   =======

Class IA
  Net asset value per share ($13,452 / 1,554 shares
    outstanding) (600,000 shares authorized).......  $8.66
                                                     =====
Class IB
  Net asset value per share ($7,937 / 918 shares
    outstanding) (200,000 shares authorized).......  $8.64
                                                     =====

    *  Non-income producing during the period.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $117 or 0.5% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 94.2%
            APPAREL & TEXTILE -- 0.6%
     *62    V. F. Corp. ......................................  $  2,224
                                                                --------
            BANKS -- 8.5%
      73    Astoria Financial Corp. ..........................     1,990
     200    CIT Group, Inc. ..................................     3,922
     204    Charter One Financial, Inc. ......................     5,861
     309    Hibernia Corp., Class A...........................     5,947
     188    UnionBanCal Corp. ................................     7,375
     195    Webster Financial Corp. ..........................     6,779
                                                                --------
                                                                  31,874
                                                                --------
            BUSINESS SERVICES -- 4.6%
    *735    BearingPoint, Inc. ...............................     5,072
   *+127    Rent-A-Center, Inc. ..............................     6,339
   *+362    United Rentals (North America), Inc. .............     3,890
    *843    UnitedGlobalCom, Inc., Class A....................     2,023
                                                                --------
                                                                  17,324
                                                                --------
            CHEMICALS -- 1.6%
     +65    Cambrex Corp. ....................................     1,964
     370    IMC Global, Inc. .................................     3,947
                                                                --------
                                                                   5,911
                                                                --------
            COMMUNICATIONS -- 0.0%
    *+63    McLeodUSA, Inc., Class A..........................        53
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
   *+882    Solectron Corp. ..................................     3,131
                                                                --------
            CONSTRUCTION -- 2.0%
    *+28    Beazer Homes USA, Inc. ...........................     1,703
   *+127    Clayton Homes, Inc. ..............................     1,543
     208    Granite Construction, Inc. .......................     3,219
    *+48    Toll Brothers, Inc. ..............................       972
                                                                --------
                                                                   7,437
                                                                --------
            CONSUMER DURABLES -- 2.7%
    *458    Arrow Electronics, Inc. ..........................     5,857
      52    BorgWarner, Inc. .................................     2,612
      47    Lafarge North America, Inc. ......................     1,528
                                                                --------
                                                                   9,997
                                                                --------
            CONSUMER NON-DURABLES -- 4.4%
    +251    Callaway Golf Co. ................................     3,330
   *+173    Dean Foods Co. ...................................     6,411
    *239    United Stationers, Inc. ..........................     6,875
                                                                --------
                                                                  16,616
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.0%
     121    Rockwell Automation, Inc. ........................     2,496
   *+379    Teradyne, Inc. ...................................     4,928
                                                                --------
                                                                   7,424
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 9.1%
     145    Ametek, Inc. .....................................  $  5,577
    *435    Fairchild Semiconductor International Corp., Class
              A...............................................     4,657
     540    Flextronics International Ltd. ...................     4,423
     210    Harman International Industries, Inc. ............    12,483
    *611    Vishay Intertechnology, Inc. .....................     6,834
                                                                --------
                                                                  33,974
                                                                --------
            ENERGY & SERVICES -- 7.4%
      88    Devon Energy Corp. ...............................     4,053
     118    IHC Caland N.V. ..................................     6,210
     *25    Noble Corp. ......................................       861
     260    Ocean Energy, Inc. ...............................     5,198
     114    Petro-Canada......................................     3,538
      76    Valero Energy Corp. ..............................     2,815
     203    XTO Energy, Inc. .................................     5,017
                                                                --------
                                                                  27,692
                                                                --------
            FINANCIAL SERVICES -- 2.5%
   *+203    Converium Holding AG, ADR.........................     4,890
      92    Legg Mason, Inc. .................................     4,451
                                                                --------
                                                                   9,341
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.3%
     248    Bunge Ltd. .......................................     5,964
    *196    Constellation Brands, Inc., Class A...............     4,645
     238    Sensient Technologies Corp. ......................     5,352
                                                                --------
                                                                  15,961
                                                                --------
            FOREST & PAPER PRODUCTS -- 4.3%
     611    Abitibi-Consolidated, Inc. .......................     4,709
    *210    Pactiv Corp. .....................................     4,588
    *438    Smurfit-Stone Container Corp. ....................     6,747
                                                                --------
                                                                  16,044
                                                                --------
            HEALTH SERVICES -- 1.5%
   *+520    Bally Total Fitness Holding Corp. ................     3,688
     *89    Laboratory Corp. of American Holdings.............     2,061
                                                                --------
                                                                   5,749
                                                                --------
            INSURANCE -- 11.0%
     134    Ace Ltd. .........................................     3,943
     186    Ambac Financial Group, Inc. ......................    10,442
    *158    Health Net, Inc. .................................     4,172
    *142    Oxford Health Plans, Inc. ........................     5,176
    +371    Reinsurance Group of America, Inc. ...............    10,044
     103    RenaissanceRe Holdings Ltd. ......................     4,087
      99    St. Paul Cos., Inc. (The).........................     3,381
                                                                --------
                                                                  41,245
                                                                --------
            MACHINERY -- 3.9%
    *832    Axcelis Technologies, Inc. .......................     4,666
     149    Black & Decker Corp. (The)........................     6,369
    *248    Flowserve Corp. ..................................     3,668
                                                                --------
                                                                  14,703
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.0%
    *100    Argosy Gaming Co. ................................  $  1,889
     136    Blockbuster, Inc. Class A.........................     1,665
     255    Reader's Digest Association, Inc. (The),
              Class A.........................................     3,843
                                                                --------
                                                                   7,397
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.2%
      77    Bard (C.R.), Inc. ................................     4,449
     103    DENTSPLY International, Inc. .....................     3,839
                                                                --------
                                                                   8,288
                                                                --------
            METALS, MINERALS & MINING -- 1.7%
    *239    AK Steel Holding Corp. ...........................     1,914
     158    Engelhard Corp. ..................................     3,534
      72    Grupo IMSA S.A., ADR..............................       873
                                                                --------
                                                                   6,321
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 1.5%
      75    Rouse Co. (The)...................................     2,374
      97    Sl Green Realty Corp. ............................     3,072
                                                                --------
                                                                   5,446
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.8%
     147    Monsanto Co. .....................................     2,832
                                                                --------
            RETAIL -- 0.7%
     234    Foot Locker, Inc. ................................     2,459
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.5%
      56    Compagnie Generale des Etablissements Michelin,
              Class B.........................................     1,940
                                                                --------
            SOFTWARE & SERVICES -- 1.6%
    *455    Sybase, Inc. .....................................     6,101
                                                                --------
            TRANSPORTATION -- 4.6%
     125    CNF Transportation, Inc. .........................     4,152
     115    Canadian National Railway Co. ....................     4,767
    *+61    Continental Airlines, Inc., Class B...............       442
    *353    ExpressJet Holdings, Inc. ........................     3,614
      16    ITT Industries, Inc. .............................       965
    +150    Werner Enterprises, Inc. .........................     3,225
                                                                --------
                                                                  17,165
                                                                --------
            UTILITIES -- 7.4%
    +100    CMS Energy Corp. .................................       943
     139    Cinergy Corp. ....................................     4,670
      33    FPL Group, Inc. ..................................     1,996
      75    FirstEnergy Corp. ................................     2,469
     196    PPL Corp. ........................................     6,811

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
      44    Progress Energy, Inc. ............................  $  1,920
    *437    Republic Services, Inc. ..........................     9,160
                                                                --------
                                                                  27,969
                                                                --------
            Total common stocks...............................  $352,618
                                                                ========
SHORT-TERM SECURITIES -- 11.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.1%
  30,415    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 30,415
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.5%
 $13,257    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $ 13,257
                                                                --------
            Total short-term securities.......................  $ 43,672
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $389,389)......   94.2%  $352,618
Total short-term securities (cost
  $43,672)...............................   11.6     43,672
                                           -----   --------
Total investment in securities (total
  cost $433,061) -- including $29,046 of
  securities loaned (See Note 2(i))......  105.8    396,290
Cash, receivables and other assets.......    3.9     14,657
Payable for securities purchased.........   (1.6)    (6,005)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (8.1)   (30,415)
Other liabilities........................   (0.0)        (7)
                                           -----   --------
Net assets...............................  100.0%  $374,520
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,200,000 shares authorized; 43,415 shares
  outstanding...................................  $     43
Paid in capital.................................   423,990
Accumulated net realized loss on investments....   (12,742)
Unrealized depreciation on securities...........   (36,771)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@.........        --
                                                  --------
Net assets......................................  $374,520
                                                  ========

Class IA
  Net asset value per share ($275,556 / 31,930
    shares outstanding)(800,000 shares
    authorized)....................................  $8.63
                                                     =====
Class IB
  Net asset value per share ($98,964 / 11,485
    shares outstanding)(400,000 shares
    authorized)....................................  $8.62
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Buy)                       $158               $158           1/6/2003              $ --
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD FOCUS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.7%
            BANKS -- 11.2%
      70    Citigroup, Inc. ..................................  $ 2,463
      25    Fannie Mae........................................    1,608
      70    Household International, Inc. ....................    1,947
                                                                -------
                                                                  6,018
                                                                -------
            COMMUNICATIONS -- 3.3%
      65    SBC Communications, Inc. .........................    1,749
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 5.6%
      84    Hewlett-Packard Co. ..............................    1,460
      20    International Business Machines Corp. ............    1,535
                                                                -------
                                                                  2,995
                                                                -------
            CONSUMER NON-DURABLES -- 3.5%
     *80    Safeway, Inc. ....................................    1,869
                                                                -------
            DRUGS -- 18.1%
      30    Abbott Laboratories...............................    1,200
     *35    Genzyme Corp. ....................................    1,035
     *42    IDEC Pharmaceuticals Corp. .......................    1,387
      83    Pfizer, Inc. .....................................    2,531
      80    Schering-Plough Corp. ............................    1,776
      47    Wyeth.............................................    1,762
                                                                -------
                                                                  9,691
                                                                -------
            ELECTRONICS -- 6.9%
     100    General Electric Co. .............................    2,432
      80    Intel Corp. ......................................    1,246
                                                                -------
                                                                  3,678
                                                                -------
            ENERGY & SERVICES -- 2.7%
      22    ChevronTexaco Corp. ..............................    1,443
                                                                -------
            FINANCIAL SERVICES -- 2.7%
      38    Merrill Lynch & Co., Inc. ........................    1,446
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 5.3%
      30    General Mills, Inc. ..............................    1,409
      55    Pepsi Bottling Group, Inc. (The)..................    1,411
                                                                -------
                                                                  2,820
                                                                -------
            FOREST & PAPER PRODUCTS -- 3.3%
      36    Weyerhaeuser Co. .................................    1,752
                                                                -------
            HEALTH SERVICES -- 3.3%
      43    HCA, Inc. ........................................    1,764
                                                                -------
            INSURANCE -- 7.1%
      36    American International Group, Inc. ...............    2,083
    *116    Travelers Property Casualty Corp., Class B........    1,699
                                                                -------
                                                                  3,782
                                                                -------
            MEDIA & ENTERTAINMENT -- 2.9%
     *65    Comcast Corp., Class A............................    1,541
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
      50    Baxter International, Inc. .......................  $ 1,403
                                                                -------
            RETAIL -- 2.7%
      60    CVS Corp. ........................................    1,498
                                                                -------
            SOFTWARE & SERVICES -- 12.3%
    *209    AOL Time Warner, Inc. ............................    2,739
     *53    Computer Sciences Corp. ..........................    1,816
     *40    Microsoft Corp. ..................................    2,068
                                                                -------
                                                                  6,623
                                                                -------
            TRANSPORTATION -- 3.2%
      18    Northrop Grumman Corp. ...........................    1,775
                                                                -------
            Total common stocks...............................  $51,847
                                                                =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.0%
            REPURCHASE AGREEMENT -- 3.0%
  $1,616    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 1,616
                                                                -------
            Total short-term securities.......................  $ 1,616
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $59,479)........   96.7%  $51,847
Total short-term securities (cost
  $1,616).................................    3.0     1,616
                                            -----   -------
Total investment in securities (total cost
  $61,095)................................   99.7    53,463
Cash, receivables and other assets........    0.3       135
                                            -----   -------
Net assets................................  100.0%  $53,598
                                            =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 6,935 shares outstanding....  $     7
Paid in capital..................................   66,548
Accumulated net investment income................      166
Accumulated net realized loss on investments.....   (5,491)
Unrealized depreciation on securities............   (7,632)
                                                   -------
Net assets.......................................  $53,598
                                                   =======

Class IA
  Net asset value per share ($35,237 / 4,555 shares
    outstanding) (600,000 shares authorized).......  $7.74
                                                     =====
Class IB
  Net asset value per share ($18,361 / 2,380 shares
    outstanding) (200,000 shares authorized).......  $7.71
                                                     =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.8%
       38   Adidas AG.........................................  $  3,230
      318   Industria de Diseno Textil S.A. ..................     7,516
                                                                --------
                                                                  10,746
                                                                --------
            BANKS -- 7.4%
       43   Bank One Corp. ...................................     1,568
      118   Bank of America Corp. ............................     8,188
      501   Citigroup, Inc. ..................................    17,633
      783   Credit Suisse Group...............................    16,998
                                                                --------
                                                                  44,387
                                                                --------
            BUSINESS SERVICES -- 1.0%
    1,486   Capita Group PLC..................................     5,909
                                                                --------
            CHEMICALS -- 1.9%
      262   du Pont (E.I.) de Nemours & Co. ..................    11,113
                                                                --------
            COMMUNICATIONS -- 16.4%
   +2,077   Alcatel S.A. .....................................     9,109
  *19,268   China Telecom Corp., Ltd. ........................     3,385
  *+6,338   China Unicom Ltd. ................................     4,307
      237   Deutsche Telekom AG...............................     3,038
    2,848   Koninklijke KPN N.V. .............................    18,527
    1,415   Nokia Oyj.........................................    22,503
  *+9,396   Nortel Networks Corp. ............................    15,127
    9,710   Vodafone Group PLC................................    17,743
  *+1,047   Wanadoo...........................................     4,693
                                                                --------
                                                                  98,432
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.0%
      123   3M Co. ...........................................    15,154
     *651   Dell Computer Corp. ..............................    17,418
      198   Hewlett-Packard Co. ..............................     3,429
                                                                --------
                                                                  36,001
                                                                --------
            CONSTRUCTION -- 0.9%
      298   Halliburton Co. ..................................     5,566
                                                                --------
            CONSUMER NON-DURABLES -- 2.8%
      268   Unilever N.V., NY Shares..........................    16,533
                                                                --------
            DRUGS -- 10.0%
      *63   Amgen, Inc. ......................................     3,050
       85   AstraZeneca PLC...................................     3,035
      230   Eli Lilly & Co. ..................................    14,605
      598   Pfizer, Inc. .....................................    18,290
      774   Schering-Plough Corp. ............................    17,172
      100   Teva Pharmaceutical Industries Ltd., ADR..........     3,876
                                                                --------
                                                                  60,028
                                                                --------
            ELECTRONICS -- 5.6%
      720   General Electric Co. .............................    17,534
      @88   Samsung Electronics Co., Ltd., GDR................    11,713
       32   Samsung Electronics Co., Ltd., GDR................     4,211
                                                                --------
                                                                  33,458
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 7.0%
   +5,682   Cnooc Ltd. .......................................  $  7,395
      678   Exxon Mobil Corp. ................................    23,679
      155   Schlumberger Ltd. ................................     6,537
       31   TotalFinaElf S.A., B Shares.......................     4,384
                                                                --------
                                                                  41,995
                                                                --------
            FINANCIAL SERVICES -- 4.6%
      873   AXA...............................................    11,721
       35   Goldman Sachs Group, Inc. (The)...................     2,390
      213   Merrill Lynch & Co., Inc. ........................     8,095
    1,556   Nikko Cordial Corp. ..............................     5,245
                                                                --------
                                                                  27,451
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 7.3%
      189   Coca-Cola Co. (The)...............................     8,264
    1,201   Compass Group PLC.................................     6,362
       34   Groupe Danone.....................................     4,534
    1,231   Imperial Tobacco Group PLC........................    20,854
      598   Woolworths Ltd. ..................................     3,836
                                                                --------
                                                                  43,850
                                                                --------
            INSURANCE -- 1.9%
      864   Aegon N.V. .......................................    11,110
                                                                --------
            MACHINERY -- 2.8%
     *118   American Standard Cos., Inc. .....................     8,380
      149   Deere & Co. ......................................     6,850
      222   Tomra Systems ASA.................................     1,442
                                                                --------
                                                                  16,672
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.1%
     *355   British Sky Broadcasting PLC......................     3,655
   +1,087   Mediaset S.p.A. ..................................     8,283
     +118   Societe Television Francaise 1....................     3,155
     *112   Viacom, Inc., Class B.............................     4,553
     +696   Vivendi S.A. .....................................    11,234
                                                                --------
                                                                  30,880
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
      218   Medtronic, Inc. ..................................     9,941
                                                                --------
            METALS, MINERALS & MINING -- 4.2%
      150   AngloGold Ltd., ADR...............................     5,122
       51   Lukoil ADR........................................     3,127
      @49   Lukoil Holdings ADR...............................     2,992
      214   Newmont Mining Corp. .............................     6,198
     +311   SFK AB............................................     8,067
                                                                --------
                                                                  25,506
                                                                --------
            RETAIL -- 4.3%
      351   Fast Retailing Co., Ltd. .........................    12,374
       12   Wal-Mart Stores, Inc. ............................       616
     *190   eBay, Inc. .......................................    12,886
                                                                --------
                                                                  25,876
                                                                --------
            SOFTWARE & SERVICES -- 3.1%
     *373   Microsoft Corp. ..................................    19,274
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 0.1%
      134   P&O Princess Cruises PLC..........................  $    926
                                                                --------
            Total common stocks...............................  $575,654
                                                                ========
SHORT-TERM SECURITIES -- 13.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.4%
   44,577   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 44,577
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
  $34,911   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 34,911
                                                                --------
            Total short-term securities.......................  $ 79,488
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $553,008)......   95.9%  $575,654
Total short-term securities (cost
  $79,488)...............................   13.2     79,488
                                           -----   --------
Total investment in securities (total
  cost $632,496) -- including $40,310 of
  securities loaned (See Note 2(i))......  109.1    655,142
Cash, receivables and other assets.......    0.2      1,320
Payable for securities purchased.........   (1.5)    (9,002)
Payable for Fund shares redeemed.........   (0.4)    (2,487)
Payable for accounting services..........   (0.0)        (1)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (7.4)   (44,577)
Other liabilities........................   (0.0)       (73)
                                           -----   --------
Net assets...............................  100.0%  $600,322
                                           =====   ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,200,000 shares authorized; 52,214 shares
  outstanding..................................  $      52
Paid in capital................................    876,406
Accumulated net investment income..............      1,132
Accumulated net realized loss on investments...   (299,895)
Unrealized appreciation on securities..........     22,646
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (9)
Unrealized depreciation on other assets and
  liabilities in foreign currencies............        (10)
                                                 ---------
Net assets.....................................  $ 600,322
                                                 =========
Class IA
  Net asset value per share ($544,901 / 47,382
    shares outstanding) (3,000,000 shares
    authorized)................................     $11.50
                                                 =========
Class IB
  Net asset value per share ($55,421 / 4,832
    shares outstanding) (200,000 shares
    authorized)................................     $11.47
                                                 =========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $14,705 or 2.4% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $1,128             $1,124          1/3/2003              $  4
British Pound (Buy)                602                603          1/6/2003                (1)
EURO (Buy)                       1,513              1,511          1/3/2003                 2
EURO (Buy)                       3,421              3,420          1/6/2003                 1
EURO (Buy)                       1,907              1,904          1/7/2003                 3
Norwegian Krone (Sell)             750                732          1/2/2003               (18)
                                                                                         ----
                                                                                         $ (9)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- 97.8%
            AUSTRALIA -- 0.8%
     815    News Corp., Ltd. (The) (Media & Entertainment)....   $  5,265
                                                                 --------
            AUSTRIA -- 1.1%
    @707    Telekom Austria AG (Communications)...............      7,159
                                                                 --------
            BELGIUM -- 1.2%
     451    Fortis (Financial Services).......................      7,877
                                                                 --------
            BRAZIL -- 0.8%
     177    Companhia Vale do Rio Doce ADR (Metals, Minerals &
              Mining).........................................      5,113
                                                                 --------
            CANADA -- 2.6%
     196    Canadian National Railway Co. (Transportation)....      8,125
    *221    Celestica, Inc. (Electronics).....................      3,119
    +292    National Bank of Canada (Banks)...................      5,970
                                                                 --------
                                                                   17,214
                                                                 --------
            FINLAND -- 2.8%
     912    Nokia Oyj (Communications)........................     14,499
    +137    UPM-Kymmene Oyj (Forest & Paper Products).........      4,401
                                                                 --------
                                                                   18,900
                                                                 --------
            FRANCE -- 11.4%
     367    AXA (Financial Services)..........................      4,929
     249    Aventis S.A. (Drugs)..............................     13,544
    +228    BNP Paribas S.A. (Banks)..........................      9,290
     +85    Carrefour S.A. (Retail)...........................      3,773
    +118    Peugeot Citroen S.A. (Transportation).............      4,824
      69    Sanofi-Synthelabo S.A. (Medical Instruments &
              Supplies).......................................      4,205
      65    Schneider Electric S.A. (Electrical Equipment)....      3,071
    +324    Suez S.A. (Energy & Services).....................      5,622
     153    TotalFinaElf S.A., B Shares (Energy & Services)...     21,825
    +256    Vivendi Environnement (Transportation)............      5,960
                                                                 --------
                                                                   77,043
                                                                 --------
            GERMANY -- 6.7%
     +79    Adidas AG (Apparel & Textile).....................      6,714
     217    BASF AG (Chemicals)...............................      8,171
    +269    Metro AG (Retail).................................      6,502
     165    RWE AG (Utilities)................................      4,234
      59    SAP AG (Software & Services)......................      4,640
     227    Veba AG (Utilities)...............................      9,139
      95    Wella AG (Consumer Durables)......................      5,644
                                                                 --------
                                                                   45,044
                                                                 --------
            HONG KONG -- 0.4%
     427    Sun Hung Kai Properties (Real Estate).............      2,530
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            IRELAND -- 2.4%
     539    Allied Irish Banks PLC (Banks)....................   $  7,379
  *1,254    Ryanair Holdings PLC (Transportation).............      8,897
                                                                 --------
                                                                   16,276
                                                                 --------
            ITALY -- 3.4%
    +421    ENI S.p.A. (Energy & Services)....................      6,694
    +816    Mediaset S.p.A. (Media & Entertainment)...........      6,218
    +850    Telecom Italia Mobile S.p.A. (Communications).....      3,880
   1,516    UniCredito Italiano S.p.A. (Financial Services)...      6,061
                                                                 --------
                                                                   22,853
                                                                 --------
            JAPAN -- 14.3%
    +105    Canon, Inc. (Computers & Office Equipment)........      3,955
    +448    Citizen Watch Co., Ltd. (Retail)..................      1,997
      +1    DDI Corp. (Communications)........................      2,745
       1    East Japan Railway Co. (Transportation)...........      4,929
     107    Fast Retailing Co., Ltd. (Retail).................      3,776
     203    Fujisawa Pharmaceutical Co., Ltd. (Drugs).........      4,629
     171    Honda Motor Co., Ltd. (Transportation)............      6,318
      36    Hoya Corp. (Medical Instruments & Supplies).......      2,521
    +291    Kao Corp. (Consumer Non-Durables).................      6,388
    +285    Mitsubishi Estate Co., Ltd. (Real Estate).........      2,171
     128    Murata Manufacturing Co., Ltd. (Electronics)......      5,023
      +2    NTT DoCoMo, Inc. (Communications).................      4,412
     788    Nikko Cordial Corp. (Financial Services)..........      2,657
      51    Nintendo Co., Ltd. (Consumer Non-Durables)........      4,738
       1    Nippon Unipac Holding (Forest & Paper Products)...      2,313
    +194    Pioneer Corp. (Electronics).......................      3,637
     149    Promise Co., Ltd. (Financial Services)............      5,307
      13    Rohm Co., Ltd (Electronics).......................      1,706
      *6    SKY Perfect Communications, Inc.
              (Communications)................................      4,880
     +77    Secom Co., Ltd. (Electronics).....................      2,624
    +531    Shionogi & Co., Ltd. (Drugs)......................      7,508
      92    Sony Corp. (Electronics)..........................      3,846
     *+1    Sumitomo Mitsui Financia (Banks)..................      2,849
    +365    Tostem Inax Holding Corp. (Construction)..........      5,536
                                                                 --------
                                                                   96,465
                                                                 --------
            MALAYSIA -- 0.7%
   1,906    Resort World Berhad (Hotels & Gaming).............      4,690
                                                                 --------
            NETHERLANDS -- 8.6%
     677    Aegon N.V. (Insurance)............................      8,707
     605    ING Group N.V. (Insurance)........................     10,246
   1,606    Koninklijke KPN N.V. (Communications).............     10,448
     312    Philips Electronics N.V. (Electronics)............      5,468

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- (CONTINUED)
            NETHERLANDS -- (CONTINUED)
    +400    Royal Dutch Petroleum Co. (Energy & Services).....   $ 17,626
     328    TNT Post Group N.V. (Consumer Services)...........      5,313
                                                                 --------
                                                                   57,808
                                                                 --------
            NEW ZEALAND -- 0.5%
  o1,497    Telecom Corp. of New Zealand Ltd.
              (Communications)................................      3,547
                                                                 --------
            SINGAPORE -- 1.4%
     @@0    Haw Par Corp., Ltd. (Financial Services)..........         --
     477    Singapore Press Holding (Media & Entertainment)...      5,005
     694    United Overseas Bank Ltd. (Financial Services)....      4,721
                                                                 --------
                                                                    9,726
                                                                 --------
            SOUTH AFRICA -- 0.7%
     142    AngloGold Ltd., ADR (Metals, Minerals & Mining)...      4,851
            SOUTH KOREA -- 3.3%
    *301    Kia Motors Corp. (Transportation).................      2,231
     *50    Kookmin Bank (Banks)..............................      1,773
    @385    Korea Tobacco & Ginseng Corp., GDR (Food, Beverage
              & Tobacco)......................................      2,560
     *44    SK Telecom Co., Ltd., ADR (Communications)........      8,530
      28    Samsung Electronics (Electronics).................      7,312
                                                                 --------
                                                                   22,406
                                                                 --------
            SPAIN -- 1.0%
     274    Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................      6,465
                                                                 --------
            SWEDEN -- 3.6%
     876    Gambro AB, A Shares (Medical Instruments &
              Supplies).......................................      4,874
     145    SFK AB (Metals, Minerals & Mining)................      3,759
     317    Svenska Handelsbanken, Inc. (Banks)...............      4,220
   1,119    Swedish Match AB (Consumer Non-Durables)..........      8,798
   3,408    Telefonaktiebolaget LM Ericcson AB, B Shares, ADR
              (Communications)................................      2,386
                                                                 --------
                                                                   24,037
                                                                 --------
            SWITZERLAND -- 6.7%
      83    Ciba Speciality Chemicals (Chemicals).............      5,793
     327    Credit Suisse Group (Banks).......................      7,099
      80    Nestle S.A. (Food, Beverage & Tobacco)............     16,988
     162    Novartis AG (Drugs)...............................      5,926
      44    Roche Holdings AG (Drugs).........................      3,051
     108    Syngenta AG (Chemicals)...........................      6,231
                                                                 --------
                                                                   45,088
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            TAIWAN -- 1.1%
    *521    Taiwan Semiconductor Manufacturing Co., Ltd., ADR
              (Electronics)...................................   $  3,673
    *745    Tawain Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................        913
  *3,924    United Microelectronics Corp. (Electronics).......      2,381
    *+57    United Microelectronics Corp., ADR
              (Electronics)...................................        192
                                                                 --------
                                                                    7,159
                                                                 --------
            THAILAND -- 0.9%
  *4,639    Siam Commercial Bank -- Foreign Registered
              (Banks).........................................      3,095
  *4,646    Thai Farmers Bank (Banks).........................      3,234
                                                                 --------
                                                                    6,329
                                                                 --------
            UNITED KINGDOM -- 19.9%
     468    AstraZeneca PLC (Drugs)...........................     16,671
     637    Aviva PLC (Financial Services)....................      4,555
   1,894    BP PLC (Energy & Services)........................     13,037
    *507    British Sky Broadcasting PLC (Media &
              Entertainment)..................................      5,217
   1,948    Compass Group PLC (Food, Beverage & Tobacco)......     10,316
     829    Diageo PLC (Food, Beverage & Tobacco).............      9,012
     542    GlaxoSmithKline PLC (Drugs).......................     10,403
     728    HSBC Holdings PLC (Banks).........................      8,045
     578    Hilton Group PLC (Hotels & Gaming)................      1,535
     671    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     11,361
     632    Pearson PLC (Media & Entertainment)...............      5,844
     643    Royal Bank of Scotland Group PLC (Banks)..........     15,382
  12,822    Vodafone Group PLC (Communications)...............     23,428
                                                                 --------
                                                                  134,806
                                                                 --------
            UNITED STATES OF AMERICA -- 1.5%
    *384    Accenture Ltd., Class A (Business Services).......      6,912
      83    Schlumberger Ltd. (Energy & Services).............      3,483
                                                                 --------
                                                                   10,395
                                                                 --------
            Total common stocks...............................   $659,046
                                                                 ========
SHORT-TERM SECURITIES -- 15.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.1%
  88,489    State Street Navigator Securities Lending Prime
              Portfolio.......................................   $ 88,489
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.1%
 $14,095    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................   $ 14,095
                                                                 --------
            Total short-term securities.......................   $102,584
                                                                 ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $694,360)......   97.8%  $659,046
Total short-term securities (cost
  $102,584)..............................   15.2    102,584
                                           -----   --------
Total investment in securities (total
  cost $796,944) -- including $84,154 of
  securities loaned (See Note 2(i))......  113.0    761,630
Cash, receivables and other assets.......    0.4      2,611
Payable for securities purchased.........   (0.2)    (1,579)
Payable for Fund shares redeemed.........   (0.1)      (435)
Payable for accounting services..........   (0.0)        (1)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (13.1)   (88,489)
Other liabilities........................   (0.0)      (193)
                                           -----   --------
Net assets...............................  100.0%  $673,544
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.10 per share;
  2,500,000 shares authorized; 87,932 shares
  outstanding..................................  $    8,793
Paid in capital................................   1,078,984
Accumulated net investment income..............       1,082
Accumulated net realized loss on investments...    (380,044)
Unrealized depreciation on securities..........     (35,314)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (23)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          66
                                                 ----------
Net assets.....................................  $  673,544
                                                 ==========

Class IA
  Net asset value per share ($646,903 / 84,452
    shares outstanding) (1,875,000 shares
    authorized)....................................  $7.66
                                                     =====
Class IB
  Net asset value per share ($26,641 / 3,480 shares
    outstanding) (625,000 shares authorized).......  $7.66
                                                     =====

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION BY INDUSTRY
Apparel & Textile.........................   2.0%  $ 13,179
Banks.....................................  10.1     68,336
Business Services.........................   1.0      6,912
Chemicals.................................   3.0     20,195
Communications............................  12.8     85,914
Computers & Office Equipment..............   0.6      3,955
Construction..............................   0.8      5,536
Consumer Durables.........................   0.8      5,644
Consumer Non-Durables.....................   3.0     19,924
Consumer Services.........................   0.8      5,313
Drugs.....................................   9.2     61,732
Electrical Equipment......................   0.5      3,071
Electronics...............................   5.9     39,894
Energy & Services.........................  10.1     68,287
Financial Services........................   5.4     36,107
Food, Beverage & Tobacco..................   7.5     50,237
Forest & Paper Products...................   1.0      6,714
Hotels & Gaming...........................   0.9      6,225
Insurance.................................   2.8     18,953
Media & Entertainment.....................   4.1     27,549
Medical Instruments & Supplies............   1.7     11,600
Metals, Minerals & Mining.................   2.0     13,723
Real Estate...............................   0.7      4,701
Retail....................................   2.4     16,048
Software & Services.......................   0.7      4,640
Transportation............................   6.1     41,284
Utilities.................................   1.9     13,373
                                            ----   --------
    Total common stocks...................  97.8%  $659,046
                                            ====   ========


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $9,719 or 1.4% of net assets.

    o  Private placement.

   @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                               UNREALIZED
                                                                           DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ----------         --------------
EURO (Sell)                      $835                  $815               01/02/2003              $(20)
British Pound (Sell)              612                   609               01/02/2003                (3)
Singapore Dollar (Sell)            52                    52               01/06/2003                --
                                                                                                  ----
                                                                                                  $(23)
                                                                                                  ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
COMMON STOCKS -- 98.3%
            AEROSPACE & DEFENSE -- 0.4%
  *1,878    General Motors Corp., Class H.....................  $    20,098
                                                                -----------
            BANKS -- 12.3%
     757    American Express Co. .............................       26,742
   1,855    Bank One Corp. ...................................       67,800
     546    Bank of America Corp. ............................       37,971
   4,883    Citigroup, Inc. ..................................      171,847
   1,083    Fannie Mae........................................       69,695
   2,376    Fleet Boston Financial Corp. .....................       57,732
   2,949    Household International, Inc. ....................       82,003
   2,065    State Street Corp. ...............................       80,531
   2,330    U.S. Bancorp......................................       49,443
     509    Wachovia Corp. ...................................       18,537
                                                                -----------
                                                                    662,301
                                                                -----------
            BUSINESS SERVICES -- 1.0%
 *+3,066    Accenture Ltd., Class A...........................       55,159
                                                                -----------
            CHEMICALS -- 1.0%
   1,868    Dow Chemical Co. (The)............................       55,468
                                                                -----------
            COMMUNICATIONS -- 2.7%
   3,445    SBC Communications, Inc. .........................       93,381
   1,315    Verizon Communications, Inc. .....................       50,952
                                                                -----------
                                                                    144,333
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.1%
  *4,981    Cisco Systems, Inc. ..............................       65,252
   5,208    Hewlett-Packard Co. ..............................       90,407
   1,566    International Business Machines Corp. ............      121,334
                                                                -----------
                                                                    276,993
                                                                -----------
            CONSTRUCTION -- 0.9%
   2,719    Halliburton Co. ..................................       50,867
                                                                -----------
            CONSUMER NON-DURABLES -- 4.2%
   1,488    Estee Lauder Cos., Inc. (The), Class A............       39,294
   1,771    Gillette Co. (The)................................       53,765
     365    Procter & Gamble Co. (The)........................       31,360
  *4,309    Safeway, Inc. ....................................      100,654
                                                                -----------
                                                                    225,073
                                                                -----------
            DRUGS -- 13.8%
   2,631    Abbott Laboratories...............................      105,256
  *1,099    Amgen, Inc. ......................................       53,101
     150    Aventis S.A., ADR.................................        8,112
   1,001    Eli Lilly & Co. ..................................       63,544
  *2,150    Genzyme Corp. ....................................       63,576
    *469    IDEC Pharmaceuticals Corp. .......................       15,567
   5,091    Pfizer, Inc. .....................................      155,617
   1,025    Pharmacia Corp. ..................................       42,835
   4,292    Schering-Plough Corp. ............................       95,280
   3,813    Wyeth.............................................      142,595
                                                                -----------
                                                                    745,483
                                                                -----------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
            ELECTRONICS -- 4.6%
   6,376    General Electric Co. .............................  $   155,260
   5,980    Intel Corp. ......................................       93,113
                                                                -----------
                                                                    248,373
                                                                -----------
            ENERGY & SERVICES -- 5.8%
   1,019    Anadarko Petroleum Corp. .........................       48,805
   1,230    ChevronTexaco Corp. ..............................       81,751
   4,046    Exxon Mobil Corp. ................................      141,353
   1,028    Schlumberger Ltd. ................................       43,247
                                                                -----------
                                                                    315,156
                                                                -----------
            FINANCIAL SERVICES -- 4.3%
   3,112    Franklin Resources, Inc. .........................      106,057
     773    Goldman Sachs Group, Inc. (The)...................       52,669
   1,947    Merrill Lynch & Co., Inc. ........................       73,881
                                                                -----------
                                                                    232,607
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 4.0%
   1,124    Coca-Cola Co. (The)...............................       49,232
  +1,482    General Mills, Inc. ..............................       69,589
   2,285    PepsiCo., Inc. ...................................       96,477
                                                                -----------
                                                                    215,298
                                                                -----------
            FOREST & PAPER PRODUCTS -- 2.4%
   1,533    International Paper Co. ..........................       53,592
   1,617    Kimberly-Clark Corp. .............................       76,735
                                                                -----------
                                                                    130,327
                                                                -----------
            HEALTH SERVICES -- 0.6%
     740    HCA, Inc. ........................................       30,722
                                                                -----------
            INSURANCE -- 4.9%
   2,471    American International Group, Inc. ...............      142,947
   1,912    Marsh & McLennan Cos., Inc. ......................       88,344
  *2,307    Travelers Property Casualty Corp., Class B........       33,792
                                                                -----------
                                                                    265,083
                                                                -----------
            MACHINERY -- 1.0%
     460    Caterpillar, Inc. ................................       21,013
     512    United Technologies Corp. ........................       31,732
                                                                -----------
                                                                     52,745
                                                                -----------
            MEDIA & ENTERTAINMENT -- 2.5%
  *1,367    Comcast Corp., Class A............................       32,232
     710    Gannett Co., Inc. ................................       50,949
  *5,997    Liberty Media Corp., Class A......................       53,615
                                                                -----------
                                                                    136,796
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
   3,259    Baxter International, Inc. .......................       91,238
    *532    Guidant Corp. ....................................       16,403
     361    Medtronic, Inc. ..................................       16,462
    *325    St. Jude Medical, Inc. ...........................       12,913
                                                                -----------
                                                                    137,016
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                            VALUE
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.0%
   3,009    Alcoa, Inc. ......................................  $    68,543
     496    Illinois Tool Works, Inc. ........................       32,197
     546    Lockheed Martin Corp. ............................       31,526
   1,372    Masco Corp. ......................................       28,870
                                                                -----------
                                                                    161,136
                                                                -----------
            RETAIL -- 4.3%
   3,300    CVS Corp. ........................................       82,401
  *2,028    Costco Wholesale Corp. ...........................       56,894
   2,852    Home Depot, Inc. (The)............................       68,334
   1,429    McDonald's Corp. .................................       22,983
                                                                -----------
                                                                    230,612
                                                                -----------
            RUBBER & PLASTICS PRODUCTS -- 1.5%
  +1,759    NIKE, Inc., Class B...............................       78,223
                                                                -----------
            SOFTWARE & SERVICES -- 9.1%
 *10,634    AOL Time Warner, Inc. ............................      139,308
   1,531    Automatic Data Processing, Inc. ..................       60,104
  *1,439    Computer Sciences Corp. ..........................       49,567
  *3,802    Microsoft Corp. ..................................      196,538
  *4,402    Oracle Corp. .....................................       47,542
                                                                -----------
                                                                    493,059
                                                                -----------
            TRANSPORTATION -- 3.3%
   1,677    Boeing Co. (The)..................................       55,337
     410    CSX Corp. ........................................       11,607
     787    FedEx Corp. ......................................       42,649
     699    Northrop Grumman Corp. ...........................       67,755
                                                                -----------
                                                                    177,348
                                                                -----------
            UTILITIES -- 3.1%
   1,465    Exelon Corp. .....................................       77,313
     766    FPL Group, Inc. ..................................       46,078
   1,586    Waste Management, Inc. ...........................       36,358
                                                                -----------
                                                                    159,749
                                                                -----------
            Total common stocks...............................  $ 5,300,025
                                                                ===========
SHORT-TERM SECURITIES -- 2.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.6%
  33,787    Boston Global Investment Trust....................  $    33,787
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       -----------
            REPURCHASE AGREEMENT -- 1.6%
 $87,844    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $    87,844
                                                                -----------
            Total short-term securities.......................  $   121,631
                                                                ===========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,566,483).........................   98.3%  $ 5,300,025
Total short-term securities (cost
  $121,631)...........................    2.2       121,631
                                        -----   -----------
Total investment in securities (total
  cost $6,688,114) -- including
  $32,720 of securities loaned
  (See Note 2(i)).....................  100.5     5,421,656
Cash, receivables and other assets....    0.2        10,329
Payable for Fund shares redeeemed.....   (0.1)       (6,800)
Payable for accounting services.......   (0.0)           (6)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (0.6)      (33,787)
Other liabilities.....................   (0.0)         (349)
                                        -----   -----------
Net assets............................  100.0%  $ 5,391,043
                                        =====   ===========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  3,400,000 shares authorized; 152,034 shares
  outstanding.................................  $    15,203
Paid in capital...............................    7,159,485
Accumulated net investment income.............        5,503
Accumulated net realized loss on
  investments.................................     (522,690)
Unrealized depreciation on securities.........   (1,266,458)
                                                -----------
Net assets....................................  $ 5,391,043
                                                ===========

Class IA
  Net asset value per share ($5,094,276 / 143,656
    shares outstanding) (2,400,000 shares
    authorized)...................................  $35.46
                                                    ======
Class IB
  Net asset value per share ($296,767 / 8,378
    shares outstanding) (1,000,000 shares
    authorized)...................................  $35.42
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 95.7%
            BANKS -- 13.6%
     141    Bank One Corp. ...................................  $   5,154
      74    Bank of America Corp. ............................      5,176
     149    Capital One Financial Corp. ......................      4,437
     625    Citigroup, Inc. ..................................     21,995
     131    Fannie Mae........................................      8,401
      84    Golden West Financial Corp. ......................      6,003
     349    KeyCorp. .........................................      8,781
     151    UnionBanCal Corp. ................................      5,930
     126    Wachovia Corp. ...................................      4,577
                                                                ---------
                                                                   70,454
                                                                ---------
            BUSINESS SERVICES -- 1.4%
     100    Fluor Corp. ......................................      2,803
      68    Omnicom Group, Inc. ..............................      4,406
                                                                ---------
                                                                    7,209
                                                                ---------
            CHEMICALS -- 2.4%
     129    Cambrex Corp. ....................................      3,882
     201    du Pont (E.I.) de Nemours & Co. ..................      8,539
                                                                ---------
                                                                   12,421
                                                                ---------
            COMMUNICATIONS -- 3.7%
     119    AT&T Corp. .......................................      3,101
    *344    AT&T Wireless Services, Inc. .....................      1,946
 *+1,415    Lucent Technologies, Inc. ........................      1,783
     918    Qwest Communications International, Inc. .........      4,591
     212    SBC Communications, Inc. .........................      5,755
     140    Sprint Corp. .....................................      2,024
                                                                ---------
                                                                   19,200
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 5.5%
    *857    Cisco Systems, Inc. ..............................     11,224
    *128    Dell Computer Corp. ..............................      3,425
     423    Hewlett-Packard Co. ..............................      7,339
      54    International Business Machines Corp. ............      4,154
     *42    Lexmark International, Inc. ......................      2,529
                                                                ---------
                                                                   28,671
                                                                ---------
            CONSUMER DURABLES -- 0.5%
      35    Johnson Controls, Inc. ...........................      2,838
                                                                ---------
            CONSUMER NON-DURABLES -- 3.7%
      85    Cardinal Health, Inc. ............................      5,019
     109    Gillette Co. (The)................................      3,318
     162    Mattel, Inc. .....................................      3,093
     180    McKesson Corp. ...................................      4,860
      35    Procter & Gamble Co. (The)........................      2,974
                                                                ---------
                                                                   19,264
                                                                ---------
            DRUGS -- 11.4%
      66    Abbott Laboratories...............................      2,644
     *48    Cephalon, Inc. ...................................      2,351
     119    Eli Lilly & Co. ..................................      7,557
    *160    Genzyme Corp. ....................................      4,716

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            DRUGS -- (CONTINUED)
    *199    King Pharmaceuticals, Inc. .......................  $   3,416
     245    Pfizer, Inc. .....................................      7,496
     328    Pharmacia Corp. ..................................     13,707
     524    Schering-Plough Corp. ............................     11,628
     156    Wyeth.............................................      5,819
                                                                ---------
                                                                   59,334
                                                                ---------
            ELECTRICAL EQUIPMENT -- 0.4%
     *55    KLA-Tencor Corp. .................................      1,949
                                                                ---------
            ELECTRONICS -- 4.9%
     575    General Electric Co. .............................     14,009
     574    Intel Corp. ......................................      8,934
    *111    Micron Technology, Inc. ..........................      1,081
     *91    National Semiconductor Corp. .....................      1,364
                                                                ---------
                                                                   25,388
                                                                ---------
            ENERGY & SERVICES -- 5.8%
      12    Amerada Hess Corp. ...............................        639
     129    Burlington Resources, Inc. .......................      5,493
      17    ChevronTexaco Corp. ..............................      1,130
     116    ConocoPhillips....................................      5,633
     264    Exxon Mobil Corp. ................................      9,224
     128    Sunoco, Inc. .....................................      4,260
     117    Unocal Corp. .....................................      3,590
                                                                ---------
                                                                   29,969
                                                                ---------
            EXCHANGE TRADED FUNDS -- 0.1%
       5    Standard & Poor's Depositary Receipts.............        459
                                                                ---------
            FINANCIAL SERVICES -- 1.9%
     259    Merrill Lynch & Co., Inc. ........................      9,844
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 5.8%
     124    Coca-Cola Enterprises, Inc. ......................      2,689
     231    Pepsi Bottling Group, Inc. (The)..................      5,939
     231    PepsiCo., Inc. ...................................      9,744
     151    Philip Morris Cos., Inc. .........................      6,124
     254    Sara Lee Corp. ...................................      5,720
                                                                ---------
                                                                   30,216
                                                                ---------
            FOREST & PAPER PRODUCTS -- 0.2%
      18    Kimberly-Clark Corp. .............................        873
                                                                ---------
            INSURANCE -- 5.4%
      82    Ambac Financial Group, Inc. ......................      4,592
     185    American International Group, Inc. ...............     10,685
     *29    Anthem, Inc. .....................................      1,849
     110    MBIA, Inc. .......................................      4,838
     128    Marsh & McLennan Cos., Inc. ......................      5,924
                                                                ---------
                                                                   27,888
                                                                ---------
            MACHINERY -- 1.4%
    *149    Applied Materials, Inc. ..........................      1,941
      87    United Technologies Corp. ........................      5,395
                                                                ---------
                                                                    7,336
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.4%
    *118    Comcast Corp. ....................................  $   2,666
    *192    Comcast Corp., Class A............................      4,528
      29    Gannett Co., Inc. ................................      2,097
    *131    USA Networks, Inc. ...............................      3,002
                                                                ---------
                                                                   12,293
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
      84    Becton, Dickinson & Co. ..........................      2,575
     *77    Guidant Corp. ....................................      2,379
     *98    St. Jude Medical, Inc. ...........................      3,908
                                                                ---------
                                                                    8,862
                                                                ---------
            METALS, MINERALS & MINING -- 1.6%
     118    Engelhard Corp. ..................................      2,628
    *164    Freeport-McMoRan Copper & Gold, Inc., Class B.....      2,744
     144    Masco Corp. ......................................      3,027
                                                                ---------
                                                                    8,399
                                                                ---------
            RETAIL -- 6.3%
     *67    Bed Bath & Beyond, Inc. ..........................      2,327
     170    CVS Corp. ........................................      4,245
     158    Dillard's, Inc., Class A..........................      2,498
      64    Family Dollar Stores, Inc. .......................      1,997
     204    Home Depot, Inc. (The)............................      4,884
     176    Lowe's Cos., Inc. ................................      6,600
     108    McDonald's Corp. .................................      1,741
     171    Wal-Mart Stores, Inc. ............................      8,622
                                                                ---------
                                                                   32,914
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.5%
      59    NIKE, Inc., Class B...............................      2,633
                                                                ---------
            SOFTWARE & SERVICES -- 8.3%
    *379    AOL Time Warner, Inc. ............................      4,958
      82    Automatic Data Processing, Inc. ..................      3,215
     267    First Data Corp. .................................      9,451
    *448    Microsoft Corp. ..................................     23,182
    *200    Oracle Corp. .....................................      2,160
                                                                ---------
                                                                   42,966
                                                                ---------
            TRANSPORTATION -- 4.2%
     146    CSX Corp. ........................................      4,130
     154    Carnival Corp., Class A...........................      3,835
      98    FedEx Corp. ......................................      5,324
      93    ITT Industries, Inc. .............................      5,662
     103    USFreightways Corp. ..............................      2,973
                                                                ---------
                                                                   21,924
                                                                ---------
            UTILITIES -- 2.6%
     178    Exelon Corp. .....................................      9,395
      75    PPL Corp. ........................................      2,601
      67    Pinnacle West Capital Corp. ......................      2,281
                                                                ---------
                                                                   14,277
                                                                ---------
            Total common stocks...............................  $ 497,581
                                                                =========

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
SHORT-TERM SECURITIES -- 2.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
   2,600    Boston Global Investment Trust....................  $   2,600
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.2%
 $11,434    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  11,434
                                                                ---------
            Total short-term securities.......................  $  14,034
                                                                =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $575,149).....   95.7%  $ 497,581
Total short-term securities (cost
  $14,034)..............................    2.7      14,034
                                          -----   ---------
Total investment in securities (total
  cost $589,183) -- including $1,651 of
  securities loaned (See Note 2(i)).....   98.4     511,615
Cash, receivables and other assets......    2.2      11,305
Payable for securities purchased........   (0.1)       (550)
Payable for accounting services.........   (0.0)         (1)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (0.5)     (2,600)
Other liabilities.......................   (0.0)        (32)
                                          -----   ---------
Net assets..............................  100.0%  $ 519,737
                                          =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,200,000 shares authorized; 59,113 shares
  outstanding..................................  $      59
Paid in capital................................    748,673
Accumulated net investment income..............      3,234
Accumulated net realized loss on investments...   (154,180)
Unrealized depreciation on securities..........    (77,568)
Unrealized depreciation on futures
  contracts ++.................................       (481)
                                                 ---------
Net assets.....................................  $ 519,737
                                                 =========

Class IA
  Net asset value per share ($460,807 / 52,376
    shares outstanding) (3,000,000 shares
    authorized)....................................  $8.80
                                                     =====
Class IB
  Net asset value per share ($58,930 / 6,737 shares
    outstanding) (200,000 shares authorized).......  $8.75
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

   ++ The Fund had 50 Standard & Poor's 500 March 2003 Futures contracts open as of December 31, 2002. These contracts had a value of $10,986 as of December 31, 2002 and were collateralized by $713 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 98.8%
            AEROSPACE & DEFENSE -- 0.2%
      80    Raytheon Co. .....................................  $    2,470
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
     *26    Jones Apparel Group, Inc. ........................         904
      21    Liz Claiborne, Inc. ..............................         626
      21    V. F. Corp. ......................................         775
                                                                ----------
                                                                     2,305
                                                                ----------
            BANKS -- 13.0%
      70    AmSouth Bancorp. .................................       1,349
     260    American Express Co. .............................       9,191
      95    BB&T Corp. .......................................       3,501
     230    Bank One Corp. ...................................       8,418
     296    Bank of America Corp. ............................      20,597
     144    Bank of New York Co., Inc. (The)..................       3,443
      44    Capital One Financial Corp. ......................       1,306
      45    Charter One Financial, Inc. ......................       1,282
   1,016    Citigroup, Inc. ..................................      35,749
      35    Comerica, Inc. ...................................       1,496
      25    Countrywide Credit Industries, Inc. ..............       1,290
     197    Fannie Mae........................................      12,656
     114    Fifth Third Bancorp...............................       6,690
      25    First Tennessee National Corp. ...................         895
     208    Fleet Boston Financial Corp. .....................       5,044
     138    Freddie Mac.......................................       8,129
      30    Golden West Financial Corp. ......................       2,186
      94    Household International, Inc. ....................       2,604
     +47    Huntington Bancshares, Inc. ......................         870
      84    KeyCorp. .........................................       2,113
     253    MBNA Corp. .......................................       4,807
      43    Marshall & Ilsley Corp. ..........................       1,183
      85    Mellon Financial Corp. ...........................       2,227
     395    Morgan (J.P.) Chase & Co. ........................       9,479
     121    National City Corp. ..............................       3,306
      32    North Fork Bancorporation, Inc. ..................       1,076
      44    Northern Trust Corp. .............................       1,533
      56    PNC Financial Services Group......................       2,350
     *57    Providian Financial Corp. ........................         371
      44    Regions Financial Corp. ..........................       1,459
      30    SLM Corp. ........................................       3,160
      69    SouthTrust Corp. .................................       1,705
      64    State Street Corp. ...............................       2,502
      56    SunTrust Banks, Inc. .............................       3,196
      59    Synovus Financial Corp. ..........................       1,150
     379    U.S. Bancorp......................................       8,040
      39    Union Planters Corp. .............................       1,100
     269    Wachovia Corp. ...................................       9,804
     187    Washington Mutual, Inc. ..........................       6,467
     335    Wells Fargo Co. ..................................      15,681
      18    Zions Bancorp.....................................         708
                                                                ----------
                                                                   210,113
                                                                ----------
            BUSINESS SERVICES -- 0.7%
    *205    Cendant Corp. ....................................       2,149
    *101    Concord EFS, Inc. ................................       1,583
     *34    Convergys Corp. ..................................         520
      28    Equifax, Inc. ....................................         652

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            BUSINESS SERVICES -- (CONTINUED)
      16    Fluor Corp. ......................................  $      447
      76    Interpublic Group of Cos., Inc. (The).............       1,075
      37    Omnicom Group, Inc. ..............................       2,402
      74    Paychex, Inc. ....................................       2,074
     *34    Robert Half International, Inc. ..................         551
     *22    TMP Worldwide, Inc. ..............................         249
                                                                ----------
                                                                    11,702
                                                                ----------
            CHEMICALS -- 1.4%
      45    Air Products & Chemicals, Inc. ...................       1,921
      22    Avery Dennison Corp. .............................       1,330
     180    Dow Chemical Co. (The)............................       5,352
      15    Eastman Chemical Co. .............................         561
      10    Great Lakes Chemical Corp. .......................         236
      19    International Flavors & Fragrances, Inc. .........         654
      33    PPG Industries, Inc. .............................       1,678
      32    Praxair, Inc. ....................................       1,844
      44    Rohm & Haas Co. ..................................       1,418
     197    du Pont (E.I.) de Nemours & Co. ..................       8,335
                                                                ----------
                                                                    23,329
                                                                ----------
            COMMUNICATIONS -- 5.0%
    *158    ADC Telecommunications, Inc. .....................         329
      62    ALLTEL Corp. .....................................       3,141
     152    AT&T Corp. .......................................       3,979
    *536    AT&T Wireless Services, Inc. .....................       3,028
     *19    Andrew Corp. .....................................         200
     *72    Avaya, Inc. ......................................         175
     368    BellSouth Corp. ..................................       9,511
     *85    CIENA Corp. ......................................         438
      28    CenturyTel, Inc. .................................         829
     *56    Citizens Communications Co. ......................         589
     *37    Comverse Technology, Inc. ........................         371
   *+679    Lucent Technologies, Inc. ........................         855
     455    Motorola, Inc. ...................................       3,937
     *67    Network Appliance, Inc. ..........................         667
    *190    Nextel Communications, Inc., Class A..............       2,200
    *155    QUALCOMM, Inc. ...................................       5,651
     335    Qwest Communications International, Inc. .........       1,677
      36    Rockwell International Corp. .....................         843
     657    SBC Communications, Inc. .........................      17,804
      30    Scientific-Atlanta, Inc. .........................         362
     177    Sprint Corp. .....................................       2,562
    *198    Sprint PCS Group..................................         865
     *81    Tellabs, Inc. ....................................         592
     541    Verizon Communications, Inc. .....................      20,970
                                                                ----------
                                                                    81,575
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.4%
      77    3M Co. ...........................................       9,508
     *71    Apple Computer, Inc. .............................       1,017
  *1,429    Cisco Systems, Inc. ..............................      18,721
    *512    Dell Computer Corp. ..............................      13,698
    *435    EMC Corp. ........................................       2,672
     *64    Gateway, Inc. ....................................         201
     604    Hewlett-Packard Co. ..............................      10,477
     334    International Business Machines Corp. ............      25,900

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *17    International Game Technology.....................  $    1,298
     *39    Jabil Circuit, Inc. ..............................         702
     *25    Lexmark International, Inc. ......................       1,508
      47    Pitney Bowes, Inc. ...............................       1,531
    *163    Solectron Corp. ..................................         580
      46    Symbol Technologies, Inc. ........................         374
                                                                ----------
                                                                    88,187
                                                                ----------
            CONSTRUCTION -- 0.2%
      12    Centex Corp. .....................................         612
      86    Halliburton Co. ..................................       1,613
       9    Kaufman and Broad Home Corp. .....................         405
     *13    McDermott International, Inc. ....................          55
      12    Pulte Corp. ......................................         576
                                                                ----------
                                                                     3,261
                                                                ----------
            CONSUMER DURABLES -- 0.4%
   *+227    Corning, Inc. ....................................         752
      18    Grainger (W.W.), Inc. ............................         933
      17    Johnson Controls, Inc. ...........................       1,401
      39    Leggett & Platt, Inc. ............................         865
      53    Newell Rubbermaid, Inc. ..........................       1,604
      26    Visteon Corp. ....................................         179
                                                                ----------
                                                                     5,734
                                                                ----------
            CONSUMER NON-DURABLES -- 4.2%
      11    Alberto-Culver Co., Class B.......................         579
      21    AmerisourceBergen Corp. ..........................       1,141
      47    Avon Products, Inc. ..............................       2,508
      14    Brown-Forman Corp., Class B.......................         884
      87    Cardinal Health, Inc. ............................       5,177
      44    Clorox Co. (The)..................................       1,797
     106    Colgate-Palmolive Co. ............................       5,579
      58    Eastman Kodak Co. ................................       2,023
      26    Ecolab, Inc. .....................................       1,268
     209    Gillette Co. (The)................................       6,334
      34    Hasbro, Inc. .....................................         396
      86    Mattel, Inc. .....................................       1,656
      58    McKesson Corp. ...................................       1,558
     257    Procter & Gamble Co. (The)........................      22,080
     130    SYSCO Corp. ......................................       3,868
     *87    Safeway, Inc. ....................................       2,038
      26    Supervalu, Inc. ..................................         435
      29    Tiffany & Co. ....................................         686
     395    Tyco International Ltd. ..........................       6,740
    +145    Xerox Corp. ......................................       1,171
                                                                ----------
                                                                    67,918
                                                                ----------
            CONSUMER SERVICES -- 0.2%
      34    Cintas Corp. .....................................       1,537
      36    H&R Block, Inc. ..................................       1,437
      12    Ryder System, Inc. ...............................         278
                                                                ----------
                                                                     3,252
                                                                ----------
            DRUGS -- 9.1%
     309    Abbott Laboratories...............................      12,358
    *255    Amgen, Inc. ......................................      12,304

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            DRUGS -- (CONTINUED)
     *30    Biogen, Inc. .....................................  $    1,182
     383    Bristol-Myers Squibb Co. .........................       8,870
     *37    Chiron Corp. .....................................       1,398
     222    Eli Lilly & Co. ..................................      14,114
     *36    Forest Laboratories, Inc. ........................       3,511
     *43    Genzyme Corp. ....................................       1,257
     *48    King Pharmaceuticals, Inc. .......................         817
     *50    MedImmune, Inc. ..................................       1,348
     444    Merck & Co., Inc. ................................      25,143
   1,219    Pfizer, Inc. .....................................      37,260
     256    Pharmacia Corp. ..................................      10,690
     290    Schering-Plough Corp. ............................       6,440
      14    Sigma-Aldrich Corp. ..............................         688
     *21    Watson Pharmaceuticals, Inc. .....................         600
     262    Wyeth.............................................       9,808
                                                                ----------
                                                                   147,788
                                                                ----------
            EDUCATION -- 0.1%
     *35    Apollo Group, Inc., Class A.......................       1,518
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.6%
     *92    Agilent Technologies, Inc. .......................       1,658
      26    Allergan, Inc. ...................................       1,477
      41    Applera Corp. -- Applied Biosytems Group..........         726
      30    Danaher Corp. ....................................       1,982
     *37    KLA-Tencor Corp. .................................       1,318
      10    Millipore Corp. ..................................         325
      25    PerkinElmer, Inc. ................................         206
      37    Rockwell Automation, Inc. ........................         761
     *17    Tektronix, Inc. ..................................         313
     *36    Teradyne, Inc. ...................................         472
     *32    Thermo Electron Corp. ............................         650
     *26    Waters Corp. .....................................         558
                                                                ----------
                                                                    10,446
                                                                ----------
            ELECTRONICS -- 5.9%
     *68    Advanced Micro Devices, Inc. .....................         439
     *76    Altera Corp. .....................................         933
     *39    American Power Conversion Corp. ..................         588
     *72    Analog Devices, Inc. .............................       1,726
     *60    Applied Micro Circuits Corp. .....................         221
     *55    Broadcom Corp., Class A...........................         821
      18    Cooper Industries Ltd., Class A...................         664
      83    Emerson Electric Co. .............................       4,232
   1,968    General Electric Co. .............................      47,927
   1,310    Intel Corp. ......................................      20,404
    *280    JDS Uniphase Corp. ...............................         691
     *74    LSI Logic Corp. ..................................         424
      62    Linear Technology Corp. ..........................       1,587
      63    Maxim Integrated Products, Inc. ..................       2,095
      15    Maytag Corp. .....................................         441
    *120    Micron Technology, Inc. ..........................       1,165
     +38    Molex, Inc. ......................................         875
     *30    NVIDIA Corp. .....................................         349
     *36    National Semiconductor Corp. .....................         537
     *29    Novellus Systems, Inc. ...........................         826
     *33    PMC-Sierra, Inc. .................................         184
     *16    Power-One, Inc. ..................................          90

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *19    QLogic Corp. .....................................  $      638
    *105    Sanmina-SCI Corp. ................................         469
     342    Texas Instruments, Inc. ..........................       5,140
     *11    Thomas & Betts Corp. .............................         194
      13    Whirlpool Corp. ..................................         702
     *67    Xilinx, Inc. .....................................       1,375
                                                                ----------
                                                                    95,737
                                                                ----------
            ENERGY & SERVICES -- 5.7%
      18    Amerada Hess Corp. ...............................         969
      49    Anadarko Petroleum Corp. .........................       2,358
      28    Apache Corp. .....................................       1,621
      14    Ashland, Inc. ....................................         386
     *31    BJ Services Co. ..................................       1,002
      40    Burlington Resources, Inc. .......................       1,699
     211    ChevronTexaco Corp. ..............................      14,045
     134    ConocoPhillips....................................       6,478
      31    Devon Energy Corp. ...............................       1,423
      23    EOG Resources, Inc. ..............................         910
   1,331    Exxon Mobil Corp. ................................      46,503
      20    Kerr-McGee Corp. .................................         883
      62    Marathon Oil Corp. ...............................       1,314
     *29    Nabors Industries Ltd. ...........................       1,010
     *27    Noble Corp. ......................................         931
      75    Occidental Petroleum Corp. .......................       2,121
      19    Rowan Cos., Inc. .................................         420
     115    Schlumberger Ltd. ................................       4,831
      15    Sunoco, Inc. .....................................         501
      63    Transocean, Inc. .................................       1,465
      51    Unocal Corp. .....................................       1,559
                                                                ----------
                                                                    92,429
                                                                ----------
            FINANCIAL SERVICES -- 2.0%
      19    Bear Stearns Cos., Inc. (The).....................       1,128
     266    Charles Schwab Corp. (The)........................       2,884
      51    Franklin Resources, Inc. .........................       1,752
      94    Goldman Sachs Group, Inc. (The)...................       6,429
      47    Lehman Brothers Holdings, Inc. ...................       2,504
     171    Merrill Lynch & Co., Inc. ........................       6,490
     215    Morgan Stanley Dean Witter & Co. .................       8,571
      37    Plum Creek Timber Co., Inc. ......................         864
     *44    Stilwell Financial, Inc. .........................         575
      24    T Rowe Price Group, Inc. .........................         660
                                                                ----------
                                                                    31,857
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.5%
       7    Adolph Coors Co., Class B.........................         436
     169    Anheuser-Busch Cos., Inc. ........................       8,192
     128    Archer-Daniels-Midland Co. .......................       1,587
      81    Campbell Soup Co. ................................       1,901
     490    Coca-Cola Co. (The)...............................      21,487
      89    Coca-Cola Enterprises, Inc. ......................       1,931
     106    ConAgra Foods, Inc. ..............................       2,658
   * @@0    Del Monte Foods Corp. ............................          --
      73    General Mills, Inc. ..............................       3,418
      69    Heinz (H.J.) Co. .................................       2,283

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
     *22    Hercules, Inc. ...................................  $      190
      27    Hershey Foods Corp. ..............................       1,818
      81    Kellogg Co. ......................................       2,766
      55    Pepsi Bottling Group, Inc. (The)..................       1,424
     342    PepsiCo., Inc. ...................................      14,421
     409    Philip Morris Cos., Inc. .........................      16,584
      18    Reynolds (R.J.) Tobacco Holdings, Inc. ...........         737
     154    Sara Lee Corp. ...................................       3,472
      33    UST, Inc. ........................................       1,115
      45    Wrigley, (Wm.) Jr. Co. ...........................       2,445
                                                                ----------
                                                                    88,865
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      10    Bemis Co., Inc. ..................................         520
      11    Boise Cascade Corp. ..............................         290
      49    Georgia-Pacific Corp. ............................         799
      95    International Paper Co. ..........................       3,316
     102    Kimberly-Clark Corp. .............................       4,829
     *21    Louisiana-Pacific Corp. ..........................         167
      40    Meadwestvaco Corp. ...............................         978
     *31    Pactiv Corp. .....................................         685
      11    Temple-Inland, Inc. ..............................         474
      43    Weyerhaeuser Co. .................................       2,129
                                                                ----------
                                                                    14,187
                                                                ----------
            HEALTH SERVICES -- 0.5%
     101    HCA, Inc. ........................................       4,212
     *78    HEALTH SOUTH Corp. ...............................         329
      47    Health Management Associates, Inc., Class A.......         844
     *19    Manor Care, Inc. .................................         355
     *96    Tenet Healthcare Corp. ...........................       1,581
                                                                ----------
                                                                     7,321
                                                                ----------
            HOTELS & GAMING -- 0.2%
      75    Hilton Hotels Corp. ..............................         947
      47    Marriott International, Inc., Class A.............       1,545
      39    Starwood Hotels & Resorts Worldwide, Inc. ........         935
                                                                ----------
                                                                     3,427
                                                                ----------
            INSURANCE -- 5.6%
     105    AFLAC, Inc. ......................................       3,155
      54    Ace Ltd. .........................................       1,570
      31    Aetna, Inc. ......................................       1,255
     143    Allstate Corp. (The)..............................       5,290
      22    Ambac Financial Group, Inc. ......................       1,215
     531    American International Group, Inc. ...............      30,709
     *28    Anthem, Inc. .....................................       1,761
      61    Aon Corp. ........................................       1,157
      28    CIGNA Corp. ......................................       1,164
      35    Chubb Corp. (The).................................       1,815
      33    Cincinnati Financial Corp. .......................       1,233
     *32    Humana, Inc. .....................................         321
      29    Jefferson-Pilot Corp. ............................       1,112
      57    John Hancock Financial Services, Inc. ............       1,590
      36    Lincoln National Corp. ...........................       1,135
      38    Loews Corp. ......................................       1,681

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      30    MBIA, Inc. .......................................  $    1,296
      20    MGIC Investment Corp. ............................         845
     106    Marsh & McLennan Cos., Inc. ......................       4,908
    +142    MetLife, Inc. ....................................       3,842
      68    Principal Financial Group (The)...................       2,061
      44    Progressive Corp. (The)...........................       2,199
     115    Prudential Financial, Inc. .......................       3,647
      28    SAFECO CORP. .....................................         972
      46    St. Paul Cos., Inc. (The).........................       1,572
      24    Torchmark Corp. ..................................         878
    *204    Travelers Property Casualty Corp., Class B........       2,990
      60    UnitedHealth Group, Inc. .........................       5,029
      49    UnumProvident Corp. ..............................         859
     *29    Wellpoint Health Networks, Inc. ..................       2,094
      28    XL Capital Ltd., Class A..........................       2,140
                                                                ----------
                                                                    91,495
                                                                ----------
            MACHINERY -- 1.6%
     *14    American Standard Cos., Inc. .....................       1,024
    *326    Applied Materials, Inc. ..........................       4,246
      66    Baker Hughes, Inc. ...............................       2,137
      16    Black & Decker Corp. (The)........................         681
      68    Caterpillar, Inc. ................................       3,112
       8    Cummins, Inc. ....................................         232
      47    Deere & Co. ......................................       2,167
      40    Dover Corp. ......................................       1,166
      14    Eaton Corp. ......................................       1,088
      33    Ingersoll Rand Co., Class A.......................       1,440
      24    Pall Corp. .......................................         405
      23    Parker-Hannifin Corp. ............................       1,080
      17    Stanley Works (The)...............................         605
      94    United Technologies Corp. ........................       5,802
                                                                ----------
                                                                    25,185
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.2%
     *13    American Greetings Corp. .........................         206
    *121    Clear Channel Communications, Inc. ...............       4,520
    *462    Comcast Corp., Class A............................      10,893
      22    Donnelly (R.R.) & Sons Co. .......................         488
      16    Dow Jones & Co., Inc. ............................         704
      53    Gannett Co., Inc. ................................       3,792
     *22    Harrah's Entertainment, Inc. .....................         876
      16    Knight-Ridder, Inc. ..............................       1,035
      38    McGraw-Hill Cos., Inc. (The)......................       2,317
      10    Meredith Corp. ...................................         402
      30    New York Times Co. (The), Class A.................       1,370
      60    Tribune Co. ......................................       2,740
     *45    Univision Communications, Inc., Class A...........       1,110
    *348    Viacom, Inc., Class B.............................      14,195
     404    Walt Disney Co. (The).............................       6,588
                                                                ----------
                                                                    51,236
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.7%
      10    Bard (C.R.), Inc. ................................         595
      11    Bausch & Lomb, Inc. ..............................         381
     117    Baxter International, Inc. .......................       3,287

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- (CONTINUED)
      51    Becton, Dickinson & Co. ..........................  $    1,556
      51    Biomet, Inc. .....................................       1,472
     *81    Boston Scientific Corp. ..........................       3,429
     *60    Guidant Corp. ....................................       1,866
     588    Johnson & Johnson.................................      31,555
     241    Medtronic, Inc. ..................................      11,004
     *35    St. Jude Medical, Inc. ...........................       1,392
      39    Stryker Corp. ....................................       2,631
     *39    Zimmer Holdings, Inc. ............................       1,600
                                                                ----------
                                                                    60,768
                                                                ----------
            METALS, MINERALS & MINING -- 1.4%
     167    Alcoa, Inc. ......................................       3,805
      16    Allegheny Technologies, Inc. .....................          99
      11    Ball Corp. .......................................         573
      12    Crane Co. ........................................         235
      25    Engelhard Corp. ..................................         566
      30    Fortune Brands, Inc. .............................       1,374
     *29    Freeport-McMoRan Copper & Gold, Inc., Class B.....         480
      61    Illinois Tool Works, Inc. ........................       3,933
      90    Lockheed Martin Corp. ............................       5,214
      97    Masco Corp. ......................................       2,047
      80    Newmont Mining Corp. .............................       2,309
      15    Nucor Corp. ......................................         635
     *18    Phelps Dodge Corp. ...............................         555
      12    Snap-On, Inc. ....................................         324
     *20    United States Steel Corp. ........................         265
     *20    Vulcan Materials Co. .............................         755
      17    Worthington Industries, Inc. .....................         259
                                                                ----------
                                                                    23,428
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.3%
      81    Equity Office Properties Trust....................       2,033
      54    Equity Residential Properties Trust...............       1,317
      37    Simon Property Group, Inc. .......................       1,264
                                                                ----------
                                                                     4,614
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      52    Monsanto Co. .....................................         995
      30    Moody's Corp. ....................................       1,231
     *19    Quest Diagnostics, Inc. ..........................       1,081
     *23    Quintiles Transnational Corp. ....................         282
                                                                ----------
                                                                     3,589
                                                                ----------
            RETAIL -- 7.5%
      75    Albertson's, Inc. ................................       1,670
     *19    AutoZone, Inc. ...................................       1,377
     *58    Bed Bath & Beyond, Inc. ..........................       2,000
     *64    Best Buy Co., Inc. ...............................       1,537
     *23    Big Lots, Inc. ...................................         304
      78    CVS Corp. ........................................       1,942
      42    Circuit City Stores Group.........................         308
     *90    Costco Wholesale Corp. ...........................       2,529
      34    Darden Restaurants, Inc. .........................         691
      17    Dillard's, Inc., Class A..........................         266

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      66    Dollar General Corp. .............................  $      788
      34    Family Dollar Stores, Inc. .......................       1,067
     *39    Federated Department Stores, Inc. ................       1,118
     175    Gap, Inc. (The)...................................       2,712
     460    Home Depot, Inc. (The)............................      11,022
     *67    Kohl's Corp. .....................................       3,735
    *153    Kroger Co. (The)..................................       2,362
     103    Limited Brands, Inc. .............................       1,440
     154    Lowe's Cos., Inc. ................................       5,786
      57    May Department Stores Co. (The)...................       1,311
     251    McDonald's Corp. .................................       4,038
      27    Nordstrom, Inc. ..................................         508
     *61    Office Depot, Inc. ...............................         901
      53    Penney (J.C.) Co., Inc. ..........................       1,221
      33    RadioShack Corp. .................................         625
      63    Sears, Roebuck and Co. ...........................       1,498
      30    Sherwin-Williams Co. (The)........................         838
     *93    Staples, Inc. ....................................       1,702
     *77    Starbucks Corp. ..................................       1,565
     104    TJX Cos., Inc. (The)..............................       2,039
     180    Target Corp. .....................................       5,390
     *42    Toys R Us, Inc. ..................................         420
     873    Wal-Mart Stores, Inc. ............................      44,100
     203    Walgreen Co. .....................................       5,916
      23    Wendy's International, Inc. ......................         617
      28    Winn-Dixie Stores, Inc. ..........................         426
     *58    Yum! Brands, Inc. ................................       1,416
     *61    eBay, Inc. .......................................       4,144
                                                                ----------
                                                                   121,329
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
      15    Cooper Tire & Rubber Co. .........................         223
      35    Goodyear Tire & Rubber Co. (The)..................         236
      52    NIKE, Inc., Class B...............................       2,331
     *12    Reebok International Ltd. ........................         349
    *+17    Sealed Air Corp. .................................         617
      11    Tupperware Corp. .................................         173
                                                                ----------
                                                                     3,929
                                                                ----------
            SOFTWARE & SERVICES -- 6.9%
    *884    AOL Time Warner, Inc. ............................      11,583
      47    Adobe Systems, Inc. ..............................       1,166
      22    Autodesk, Inc. ...................................         319
     118    Automatic Data Processing, Inc. ..................       4,648
     *47    BMC Software, Inc. ...............................         797
     *34    Citrix Systems, Inc. .............................         416
     113    Computer Associates International, Inc. ..........       1,531
     *34    Computer Sciences Corp. ..........................       1,169
     *75    Compuware Corp. ..................................         359
      12    Deluxe Corp. .....................................         516
     *28    Electronic Arts, Inc. ............................       1,394
      94    Electronic Data Systems Corp. ....................       1,736
     149    First Data Corp. .................................       5,269
     *38    Fiserv, Inc. .....................................       1,285
      56    IMS Health, Inc. .................................         890
     *41    Intuit, Inc. .....................................       1,900

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
     *17    Mercury Interactive Corp. ........................  $      495
  *1,058    Microsoft Corp. ..................................      54,673
     *19    NCR Corp. ........................................         458
     *72    Novell, Inc. .....................................         241
  *1,059    Oracle Corp. .....................................      11,442
     *52    Parametric Technology Corp. ......................         130
     *62    PeopleSoft, Inc. .................................       1,133
     *39    Rational Software Corp. ..........................         401
     *96    Siebel Systems, Inc. .............................         717
    *616    Sun Microsystems, Inc. ...........................       1,916
     *56    SunGard Data Systems, Inc. .......................       1,319
     *64    Unisys Corp. .....................................         636
     *81    VERITAS Software Corp. ...........................       1,271
    *117    Yahoo!, Inc. .....................................       1,912
                                                                ----------
                                                                   111,722
                                                                ----------
            TRANSPORTATION -- 3.9%
     *31    AMR Corp. ........................................         204
     166    Boeing Co. (The)..................................       5,477
      18    Brunswick Corp. ..................................         355
      75    Burlington Northern Santa Fe Corp. ...............       1,943
      42    CSX Corp. ........................................       1,192
     116    Carnival Corp., Class A...........................       2,894
      29    Dana Corp. .......................................         346
     110    Delphi Corp. .....................................         889
      24    Delta Air Lines, Inc. ............................         296
      59    FedEx Corp. ......................................       3,202
     363    Ford Motor Co. ...................................       3,376
      40    General Dynamics Corp. ...........................       3,155
     111    General Motors Corp. .............................       4,084
      35    Genuine Parts Co. ................................       1,065
      23    Goodrich Corp. ...................................         417
      60    Harley-Davidson, Inc. ............................       2,763
     162    Honeywell International, Inc. ....................       3,899
      18    ITT Industries, Inc. .............................       1,104
     *12    Navistar International Corp. .....................         290
      77    Norfolk Southern Corp. ...........................       1,536
      33    Northrop Grumman Corp. ...........................       3,194
      23    PACCAR, Inc. .....................................       1,058
     *28    Sabre Holdings Corp. .............................         510
     153    Southwest Airlines Co. ...........................       2,129
      27    Textron, Inc. ....................................       1,169
      50    Union Pacific Corp. ..............................       3,000
     221    United Parcel Service, Inc. ......................      13,928
                                                                ----------
                                                                    63,475
                                                                ----------
            UTILITIES -- 3.0%
    *108    AES Corp. (The)...................................         325
      25    Allegheny Energy, Inc. ...........................         188
     *39    Allied Waste Industries, Inc. ....................         390
      30    Ameren Corp. .....................................       1,262
      67    American Electric Power Co., Inc. ................       1,832
      28    CMS Energy Corp. .................................         269
    *+75    Calpine Corp. ....................................         244
      60    Centerpoint Energy, Inc. .........................         512
      33    Cinergy Corp. ....................................       1,123
      42    Consolidated Edison, Inc. ........................       1,808

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      33    Constellation Energy Group, Inc. .................  $      907
      33    DTE Energy Co. ...................................       1,539
      61    Dominion Resources, Inc. .........................       3,335
     176    Duke Energy Corp. ................................       3,445
      73    Dynegy, Inc., Class A.............................          87
     *64    Edison International..............................         764
    +118    El Paso Corp. ....................................         825
      44    Entergy Corp. ....................................       2,002
      64    Exelon Corp. .....................................       3,371
      36    FPL Group, Inc. ..................................       2,170
      59    FirstEnergy Corp. ................................       1,942
      28    KeySpan Corp. ....................................         990
      24    Kinder Morgan, Inc. ..............................       1,014
     *80    Mirant Corp. .....................................         151
       9    NICOR, Inc. ......................................         294
      48    NiSource, Inc. ...................................         966
     *80    PG&E Corp. .......................................       1,113
      33    PPL Corp. ........................................       1,128
       7    Peoples Energy Corp. .............................         271
      19    Pinnacle West Capital Corp. ......................         647
      47    Progress Energy, Inc. ............................       2,033
      44    Public Service Enterprise Group, Inc. ............       1,413
      41    Sempra Energy.....................................         959
     141    Southern Co. (The)................................       4,007
     +35    TECO Energy, Inc. ................................         537
      64    TXU Corp. ........................................       1,190
     120    Waste Management, Inc. ...........................       2,760
     102    Williams Cos., Inc. (The).........................         276
      79    Xcel Energy, Inc. ................................         867
                                                                ----------
                                                                    48,956
                                                                ----------
            Total common stocks...............................  $1,603,147
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.6%
   9,788    Boston Global Investment Trust....................  $    9,788
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.8%
 $13,630    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $   13,630
            U.S. TREASURY BILLS -- 0.2%
   1,075    1.18% due 03/20/03................................       1,072
   1,100    1.20% due 03/20/03................................       1,097
     125    1.20% due 03/20/03................................         125
      50    1.21% due 03/20/03................................          50
                                                                ----------
                                                                     2,344
                                                                ----------
            Total short-term securities.......................  $   25,762
                                                                ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,862,131)..........................   98.8%  $1,603,147
Total short-term securities (cost
  $25,762).............................    1.6       25,762
                                         -----   ----------
Total investment in securities (total
  cost $1,887,893)--including $8,491 of
  securities loaned (See Note 2(i))....  100.4    1,628,909
Cash, receivables and other assets.....    0.2        3,070
Payable for accounting services........   (0.0)          (2)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (0.6)      (9,788)
Other liabilities......................   (0.0)         (97)
                                         -----   ----------
Net assets.............................  100.0%  $1,622,092
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 69,159 shares
  outstanding..................................  $    6,916
Paid in capital................................   1,874,954
Accumulated net investment income..............       2,680
Accumulated net realized loss on investments...      (3,183)
Unrealized depreciation on securities..........    (258,984)
Unrealized depreciation on futures
  contracts ++.................................        (291)
                                                 ----------
Net assets.....................................  $1,622,092
                                                 ==========

Class IA
  Net asset value per share ($1,553,260 / 66,217
    shares outstanding) (3,500,000 shares
    authorized)...................................  $23.46
                                                    ======
Class IB
  Net asset value per share ($68,832 / 2,942
    shares outstanding) (500,000 shares
    authorized)...................................  $23.39
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

   ++ The Fund had 84 Standard & Poor's 500 March 2003 Futures contracts open as of December 31, 2002. These contracts had a value of $18,457 as of December 31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $2,344.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- 96.9%
            BANKS -- 20.1%
     47     Bank of America Corp. ............................   $  3,301
    128     Citigroup, Inc. ..................................      4,504
     30     Fannie Mae........................................      1,911
    105     National City Corp. ..............................      2,863
     21     PNC Financial Services Group......................        888
    103     Washington Mutual, Inc. ..........................      3,553
     81     Wells Fargo Co. ..................................      3,801
                                                                 --------
                                                                   20,821
                                                                 --------
            BUSINESS SERVICES -- 0.2%
    *26     BearingPoint, Inc. ...............................        177
                                                                 --------
            CHEMICALS -- 4.3%
     55     Dow Chemical Co. (The)............................      1,619
     66     du Pont (E.I.) de Nemours & Co. ..................      2,781
                                                                 --------
                                                                    4,400
                                                                 --------
            COMMUNICATIONS -- 9.2%
     21     AT&T Corp. .......................................        549
     *5     AT&T Wireless Services, Inc. .....................         26
    103     BellSouth Corp. ..................................      2,654
    140     SBC Communications, Inc. .........................      3,795
     65     Verizon Communications, Inc. .....................      2,530
                                                                 --------
                                                                    9,554
                                                                 --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.2%
     74     Hewlett-Packard Co. ..............................      1,282
                                                                 --------
            DRUGS -- 3.3%
     53     Pharmacia Corp. ..................................      2,215
     52     Schering-Plough Corp. ............................      1,157
                                                                 --------
                                                                    3,372
                                                                 --------
            ELECTRICAL EQUIPMENT -- 1.2%
    *97     Teradyne, Inc. ...................................      1,263
                                                                 --------
            ELECTRONICS -- 4.7%
    *67     Agere Systems, Inc., Class A......................         96
     38     Emerson Electric Co. .............................      1,922
    127     Intel Corp. ......................................      1,974
    *94     Micron Technology, Inc. ..........................        919
                                                                 --------
                                                                    4,911
                                                                 --------
            ENERGY & SERVICES -- 11.1%
     34     Ashland, Inc. ....................................        970
     29     ChevronTexaco Corp. ..............................      1,895
    156     Exxon Mobil Corp. ................................      5,433
     69     GlobalSantaFe Corp. ..............................      1,668
     38     Shell Transport & Trading Co., PLC, ADR...........      1,475
                                                                 --------
                                                                   11,441
                                                                 --------
            FINANCIAL SERVICES -- 1.4%
     21     Goldman Sachs Group, Inc. (The)...................      1,457
                                                                 --------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
     47     Kellogg Co. ......................................      1,614
     52     PepsiCo., Inc. ...................................      2,200
                                                                 --------
                                                                    3,814
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            FOREST & PAPER PRODUCTS -- 2.5%
     21     Kimberly-Clark Corp. .............................   $  1,002
     33     Weyerhaeuser Co. .................................      1,604
                                                                 --------
                                                                    2,606
                                                                 --------
            INSURANCE -- 7.6%
     46     Ace Ltd. .........................................      1,353
     22     CIGNA Corp. ......................................        921
     23     Chubb Corp. (The).................................      1,206
     20     Marsh & McLennan Cos., Inc. ......................        924
     63     St. Paul Cos., Inc. (The).........................      2,159
     21     StanCorp. Financial Group, Inc. ..................      1,031
    *12     Travelers Property Casualty Corp., Class A........        182
     *1     WellChoice, Inc. .................................         31
                                                                 --------
                                                                    7,807
                                                                 --------
            MACHINERY -- 4.6%
    *34     Applied Materials, Inc. ..........................        447
     37     Caterpillar, Inc. ................................      1,701
     74     Stanley Works (The)...............................      2,562
                                                                 --------
                                                                    4,710
                                                                 --------
            MEDIA & ENTERTAINMENT -- 3.2%
   *147     Comcast Corp. ....................................      3,316
                                                                 --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
     22     Bard (C.R.), Inc. ................................      1,264
     31     Beckman Coulter, Inc. ............................        927
                                                                 --------
                                                                    2,191
                                                                 --------
            METALS, MINERALS & MINING -- 3.4%
     48     Alcoa, Inc. ......................................      1,103
     17     Illinois Tool Works, Inc. ........................      1,122
     32     Nucor Corp. ......................................      1,334
                                                                 --------
                                                                    3,559
                                                                 --------
            REAL ESTATE INVESTMENT TRUST -- 0.5%
     23     Archstone-Smith Trust.............................        541
                                                                 --------
            RETAIL -- 4.0%
    *67     Autonation, Inc. .................................        844
     45     CVS Corp. ........................................      1,111
     75     Dollar General Corp. .............................        895
     15     Family Dollar Stores, Inc. .......................        456
      4     May Department Stores Co. (The)...................         92
     45     McDonald's Corp. .................................        719
                                                                 --------
                                                                    4,117
                                                                 --------
            RUBBER & PLASTICS PRODUCTS -- 1.3%
     30     NIKE, Inc., Class B...............................      1,316
                                                                 --------
            SOFTWARE & SERVICES -- 1.6%
   *124     AOL Time Warner, Inc. ............................      1,627
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.1%
     81     Southwest Airlines Co. ...........................   $  1,125
                                                                 --------
            UTILITIES -- 4.6%
     16     Dominion Resources, Inc. .........................        856
     32     Exelon Corp. .....................................      1,678
     45     National Fuel Gas Co. ............................        931
     10     Progress Energy, Inc. ............................        451
    *42     Republic Services, Inc. ..........................        883
                                                                    4,799
                                                                 --------
            Total common stocks...............................   $100,206
                                                                 ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.5%
            REPURCHASE AGREEMENT -- 2.5%
 $2,572     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................   $  2,572
                                                                 --------
            Total short-term securities.......................   $  2,572
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $113,936)......   96.9%  $100,206
Total short-term securities (cost
  $2,572)................................    2.5      2,572
                                           -----   --------
Total investment in securities (total
  cost $116,508).........................   99.4    102,778
Cash, receivables and other assets.......    1.4      1,408
Payable for securities purchased.........   (0.8)      (792)
                                           -----   --------
Net assets...............................  100.0%  $103,394
                                           =====   ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 13,596 shares
  outstanding...................................  $     14
Paid in capital.................................   126,412
Accumulated net realized loss on investments....    (9,302)
Unrealized depreciation on securities...........   (13,730)
                                                  --------
Net assets......................................  $103,394
                                                  ========

Class IA
  Net asset value per share ($69,388 / 9,120 shares
    outstanding) (600,000 shares authorized).......  $7.61
                                                     =====
Class IB
  Net asset value per share ($34,006 / 4,476 shares
    outstanding) (200,000 shares authorized).......  $7.60
                                                     =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 95.1%
            BANKS -- 8.5%
   2,288    Citigroup, Inc. ..................................  $   80,510
     684    Comerica, Inc. ...................................      29,589
   1,240    Household International, Inc. ....................      34,479
     597    PNC Financial Services Group......................      24,993
   1,129    Synovus Financial Corp. ..........................      21,903
   1,342    U.S. Bancorp......................................      28,481
   1,306    Wachovia Corp. ...................................      47,576
                                                                ----------
                                                                   267,531
                                                                ----------
            BUSINESS SERVICES -- 0.8%
     372    Omnicom Group, Inc. ..............................      24,031
                                                                ----------
            CHEMICALS -- 5.3%
    +498    Akzo Nobel N.V., ADR..............................      15,872
     346    Avery Dennison Corp. .............................      21,103
     766    Dow Chemical Co. (The)............................      22,756
     819    Rohm & Haas Co. ..................................      26,598
   1,901    du Pont (E.I.) de Nemours & Co. ..................      80,604
                                                                ----------
                                                                   166,933
                                                                ----------
            COMMUNICATIONS -- 6.4%
     922    AT&T Corp. .......................................      24,077
  * 2559    AT&T Wireless Services, Inc. .....................      14,461
   2,087    Alcatel Alsthom CGE, ADR..........................       9,266
   1,838    BellSouth Corp. ..................................      47,552
  +2,461    Motorola, Inc. ...................................      21,285
   2,134    Verizon Communications, Inc. .....................      82,702
                                                                ----------
                                                                   199,343
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
   2,234    Hewlett-Packard Co. ..............................      38,774
     924    International Business Machines Corp. ............      71,579
   1,020    Pitney Bowes, Inc. ...............................      33,320
                                                                ----------
                                                                   143,673
                                                                ----------
            CONSTRUCTION -- 0.5%
     900    Halliburton Co. ..................................      16,846
                                                                ----------
            CONSUMER NON-DURABLES -- 2.8%
     620    Eastman Kodak Co. ................................      21,735
     610    Gillette Co. (The)................................      18,529
     640    McKesson Corp. ...................................      17,288
    *950    Safeway, Inc. ....................................      22,192
     397    Tyco International Ltd. ..........................       6,784
                                                                ----------
                                                                    86,528
                                                                ----------
            DRUGS -- 6.2%
   1,205    Abbott Laboratories...............................      48,208
     839    AstraZeneca PLC, ADR..............................      29,433
   1,289    Pharmacia Corp. ..................................      53,900
   2,822    Schering-Plough Corp. ............................      62,657
                                                                ----------
                                                                   194,198
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- 2.2%
     500    Emerson Electric Co. .............................  $   25,435
     557    General Electric Co. .............................      13,560
   1,165    Intel Corp. ......................................      18,144
     874    Texas Instruments, Inc. ..........................      13,116
                                                                ----------
                                                                    70,255
                                                                ----------
            ENERGY & SERVICES -- 9.8%
     697    ChevronTexaco Corp. ..............................      46,350
     512    ConocoPhillips....................................      24,797
   1,511    EnCana Corp. .....................................      46,983
   2,656    Exxon Mobil Corp. ................................      92,796
     828    Royal Dutch Petroleum Co., ADR, NY Shares.........      36,457
     651    Schlumberger Ltd. ................................      27,413
     474    TotalFinaElf S.A., ADR............................      33,891
                                                                ----------
                                                                   308,687
                                                                ----------
            FINANCIAL SERVICES -- 2.4%
     898    Franklin Resources, Inc. .........................      30,604
    +966    Merrill Lynch & Co., Inc. ........................      36,667
     221    Morgan Stanley Dean Witter & Co. .................       8,838
                                                                ----------
                                                                    76,109
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
     872    General Mills, Inc. ..............................      40,940
     784    PepsiCo., Inc. ...................................      33,079
     812    Philip Morris Cos., Inc. .........................      32,918
   1,168    Sara Lee Corp. ...................................      26,280
                                                                ----------
                                                                   133,217
                                                                ----------
            FOREST & PAPER PRODUCTS -- 3.6%
     816    Abitibi-Consolidated, Inc. .......................       6,292
    +285    Bowater, Inc. ....................................      11,960
     525    Kimberly-Clark Corp. .............................      24,936
    +463    Temple-Inland, Inc. ..............................      20,747
   1,004    Weyerhaeuser Co. .................................      49,412
                                                                ----------
                                                                   113,347
                                                                ----------
            HEALTH SERVICES -- 0.5%
    *908    Tenet Healthcare Corp. ...........................      14,891
                                                                ----------
            INSURANCE -- 5.1%
     500    AFLAC, Inc. ......................................      15,063
     447    Ace Ltd. .........................................      13,118
     838    American International Group, Inc. ...............      48,495
     262    CIGNA Corp. ......................................      10,765
     688    MBIA, Inc. .......................................      30,171
     559    XL Capital Ltd., Class A..........................      43,206
                                                                ----------
                                                                   160,818
                                                                ----------
            MACHINERY -- 2.6%
     981    Caterpillar, Inc. ................................      44,860
    +816    Parker-Hannifin Corp. ............................      37,637
                                                                ----------
                                                                    82,497
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.6%
    *948    Comcast Corp. ....................................  $   21,406
    *780    Comcast Corp., Class A............................      18,388
     591    Gannett Co., Inc. ................................      42,463
                                                                ----------
                                                                    82,257
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
   1,120    Baxter International, Inc. .......................      31,363
     714    Becton, Dickinson & Co. ..........................      21,903
                                                                ----------
                                                                    53,266
                                                                ----------
            METALS, MINERALS & MINING -- 2.2%
     577    Alcan, Inc. ......................................      17,033
   2,301    Alcoa, Inc. ......................................      52,412
                                                                ----------
                                                                    69,445
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
     394    Kimco Realty Corp. ...............................      12,060
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.5%
     877    Monsanto Co. .....................................      16,878
                                                                ----------
            RETAIL -- 2.9%
     598    CVS Corp. ........................................      14,927
     788    Home Depot, Inc. (The)............................      18,885
   2,066    McDonald's Corp. .................................      33,215
     949    Sears, Roebuck and Co. ...........................      22,724
                                                                ----------
                                                                    89,751
                                                                ----------
            SOFTWARE & SERVICES -- 2.4%
  *1,910    AOL Time Warner, Inc. ............................      25,017
     340    Automatic Data Processing, Inc. ..................      13,361
    *621    Computer Sciences Corp. ..........................      21,380
    *275    Microsoft Corp. ..................................      14,202
                                                                ----------
                                                                    73,960
                                                                ----------
            TRANSPORTATION -- 7.8%
     923    Boeing Co. (The)..................................      30,453
     805    CP Railway Ltd. ..................................      15,852
   1,125    CSX Corp. ........................................      31,860
   2,148    Delphi Corp. .....................................      17,290
   1,152    Delta Air Lines, Inc. ............................      13,944
     517    FedEx Corp. ......................................      28,053
   1,695    Ford Motor Co. ...................................      15,766
   1,241    Honeywell International, Inc. ....................      29,782
     317    USFreightways Corp. ..............................       9,120
     895    Union Pacific Corp. ..............................      53,602
                                                                ----------
                                                                   245,722
                                                                ----------
            UTILITIES -- 9.1%
    +726    American Electric Power Co., Inc. ................      19,842
     640    Constellation Energy Group, Inc. .................      17,794
     289    Dominion Resources, Inc. .........................      15,888
     963    Exelon Corp. .....................................      50,829
     790    FPL Group, Inc. ..................................      47,485
   1,015    FirstEnergy Corp. ................................      33,451
     984    Pinnacle West Capital Corp. ......................      33,528

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            UTILITIES -- (CONTINUED)
     564    Progress Energy, Inc. ............................  $   24,432
   1,664    Waste Management, Inc. ...........................      38,139
                                                                ----------
                                                                   281,388
                                                                ----------
            Total common stocks...............................  $2,983,631
                                                                ==========
SHORT-TERM SECURITIES -- 6.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.0%
  32,146    Boston Global Investment Trust....................  $   32,146
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.0%
$157,383    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  157,383
                                                                ----------
            Total short-term securities.......................  $  189,529
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $3,407,834)..........................   95.1%  $2,983,631
Total short-term securities (cost
  $189,529)............................    6.0      189,529
                                         -----   ----------
Total investment in securities (total
  cost $3,597,363)--including $28,983
  of securities loaned (See Note
  2(i))................................  101.1    3,173,160
Cash, receivables and other assets.....    0.3        9,634
Payable for securities purchased.......   (0.4)     (12,189)
Payable for accounting services........   (0.0)          (3)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (1.0)     (32,146)
Other liabilities......................   (0.0)        (164)
                                         -----   ----------
Net assets.............................  100.0%  $3,138,292
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 207,992 shares
  outstanding..................................  $   20,799
Paid in capital................................   3,576,280
Accumulated net investment income..............       3,506
Accumulated net realized loss on investments...     (38,090)
Unrealized depreciation on securities..........    (424,203)
                                                 ----------
Net assets.....................................  $3,138,292
                                                 ==========

Class IA
  Net asset value per share ($2,810,675 / 186,251
    shares outstanding) (3,500,000 shares
    authorized)...................................  $15.09
                                                    ======
Class IB
  Net asset value per share ($327,617 / 21,741
    shares outstanding) (500,000 shares
    authorized)...................................  $15.07
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 1.5%
             UNITED STATES OF AMERICA -- 1.5%
$      450   Bear Stearns Commercial Mortgage Securities,
               Series 2001-TOP4, Class A3 (Aaa Moodys)
               5.61% due 11/15/33..............................  $    484
       901   CS First Boston Mortgage Securities Corp., Series
               1997-C1, Class A1B (Aaa Moodys)
               7.15% due 08/20/06..............................       934
      @544   GS Mortgage Securities Corp. II, Series 2000-GSFL,
               Class A (Aaa Moodys)
               1.70% due 08/15/04..............................       543
       400   Granite Mortgages PLC, Series 2002-2, Class 1A1
               (Aaa Moodys)
               1.88% due 01/21/17..............................       400
       705   Holmes Financial PLC, Series 4, Class 1A (Aaa
               Moodys)
               2.05% due 07/15/15..............................       704
       600   Morgan Stanley Dean Witter Capital I, Series
               2001-TOP3, Class A3 (Aaa Moodys)
               6.20% due 07/15/33..............................       668
       500   Nomura Asset Securities Corp., Series 1998-D6,
               Class A1B (Aaa Moodys)
               6.59% due 03/17/28..............................       568
        72   USAA Auto Loan Grantor Trust, Series 1999-1,
               Class A (Aaa Moodys)
               6.10% due 02/15/06..............................        73
                                                                 --------
                                                                    4,374
                                                                 --------
             Total collateralized mortgage obligations (cost
               $4,214).........................................  $  4,374
                                                                 ========
  SHARES
----------
COMMON STOCKS -- 57.8%
             AUSTRALIA -- 0.4%
       167   Woolworths Ltd. (Food, Beverage & Tobacco)........  $  1,075
                                                                 --------
             CANADA -- 1.5%
   *+2,673   Nortel Networks Corp. (Communications)............     4,303
                                                                 --------
             CHINA -- 0.3%
   *+5,587   China Telecom Corp., Ltd. (Communications)........       982
                                                                 --------
             FINLAND -- 2.3%
       411   Nokia Oyj (Communications)........................     6,528
                                                                 --------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
             FRANCE -- 4.9%
       251   AXA (Financial Services)..........................  $  3,371
      +602   Alcatel S.A. (Communications).....................     2,643
        10   Groupe Danone (Food, Beverage & Tobacco)..........     1,305
       +33   Societe Television Francaise 1 (Media &
               Entertainment)..................................       890
         8   TotalFinaElf S.A., B Shares (Energy & Services)...     1,171
      +201   Vivendi S.A. (Media & Entertainment)..............     3,249
     *+299   Wanadoo (Communications)..........................     1,338
                                                                 --------
                                                                   13,967
                                                                 --------
             GERMANY -- 0.6%
        11   Adidas AG (Apparel & Textile).....................       909
        68   Deutsche Telekom AG (Communications)..............       873
                                                                 --------
                                                                    1,782
                                                                 --------
             HONG KONG -- 1.2%
   *+1,834   China Unicom Ltd. (Communications)................     1,246
     1,587   Cnooc Ltd. (Energy & Services)....................     2,065
                                                                 --------
                                                                    3,311
                                                                 --------
             ISRAEL -- 0.4%
        29   Teva Pharmaceutical Industries Ltd., ADR
               (Drugs).........................................     1,120
                                                                 --------
             ITALY -- 0.8%
      +313   Mediaset S.p.A. (Media & Entertainment)...........     2,382
                                                                 --------
             JAPAN -- 1.7%
        98   Fast Retailing Co., Ltd. (Retail).................     3,459
       445   Nikko Cordial Corp. (Financial Services)..........     1,500
                                                                 --------
                                                                    4,959
                                                                 --------
             NETHERLANDS -- 4.7%
      +247   Aegon N.V. (Insurance)............................     3,174
       824   Koninklijke KPN N.V. (Communications).............     5,359
        77   Unilever N.V., NY Shares (Consumer
               Non-Durables)...................................     4,753
                                                                 --------
                                                                   13,286
                                                                 --------
             NORWAY -- 0.1%
        63   Tomra Systems ASA (Machinery).....................       411
                                                                 --------
             RUSSIA -- 0.6%
        14   Lukoil ADR (Metals, Minerals & Mining)............       885
       @14   Lukoil Holdings ADR (Metals, Minerals & Mining)...       872
                                                                 --------
                                                                    1,757
                                                                 --------
             SOUTH AFRICA -- 0.5%
        43   AngloGold Ltd., ADR (Metals, Minerals & Mining)...     1,463

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- (CONTINUED)
             SOUTH KOREA -- 1.8%
        20   Samsung Electronics (Electronics).................  $  5,190
                                                                 --------
             SPAIN -- 0.8%
        92   Industria de Diseno Textil S.A. (Apparel &
               Textile)........................................     2,161
                                                                 --------
             SWEDEN -- 0.8%
       +87   SFK AB (Metals, Minerals & Mining)................     2,254
                                                                 --------
             SWITZERLAND -- 1.6%
       212   Credit Suisse Group (Banks).......................     4,605
                                                                 --------
             UNITED KINGDOM -- 5.9%
        24   AstraZeneca PLC (Drugs)...........................       862
      *101   British Sky Broadcasting PLC (Media &
               Entertainment)..................................     1,039
       429   Capita Group PLC (Business Services)..............     1,705
       340   Compass Group PLC (Food, Beverage & Tobacco)......     1,802
       357   Imperial Tobacco Group PLC (Food, Beverage &
               Tobacco)........................................     6,050
        38   P&O Princess Cruises PLC (Transportation).........       260
     2,794   Vodafone Group PLC (Communications)...............     5,105
                                                                 --------
                                                                   16,823
                                                                 --------
             UNITED STATES OF AMERICA -- 26.9%
        35   3M Co. (Computers & Office Equipment).............     4,328
       *35   American Standard Cos., Inc. (Machinery)..........     2,497
       *18   Amgen, Inc. (Drugs)...............................       865
        12   Bank One Corp. (Banks)............................       450
        34   Bank of America Corp. (Banks).....................     2,351
       143   Citigroup, Inc. (Banks)...........................     5,046
        54   Coca-Cola Co. (The) (Food, Beverage & Tobacco)....     2,358
        43   Deere & Co. (Machinery)...........................     1,953
      *187   Dell Computer Corp. (Computers & Office
               Equipment)......................................     4,987
        63   Eli Lilly & Co. (Drugs)...........................     4,020
       196   Exxon Mobil Corp. (Energy & Services).............     6,831
       207   General Electric Co. (Electronics)................     5,031
        10   Goldman Sachs Group, Inc. (The) (Financial
               Services).......................................       701
        86   Halliburton Co. (Construction)....................     1,605
        57   Hewlett-Packard Co. (Computers & Office
               Equipment)......................................       984
        62   Medtronic, Inc. (Medical Instruments &
               Supplies).......................................     2,814
        61   Merrill Lynch & Co., Inc. (Financial Services)....     2,326
      *107   Microsoft Corp. (Software & Services).............     5,506
        61   Newmont Mining Corp. (Metals, Minerals &
               Mining).........................................     1,777
       170   Pfizer, Inc. (Drugs)..............................     5,194
       222   Schering-Plough Corp. (Drugs).....................     4,928

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
             UNITED STATES OF AMERICA -- (CONTINUED)
        43   Schlumberger Ltd. (Energy & Services).............  $  1,797
       *32   Viacom, Inc., Class B (Media & Entertainment).....     1,300
         3   Wal-Mart Stores, Inc. (Retail)....................       172
        75   du Pont (E.I.) de Nemours & Co. (Chemicals).......     3,172
       *55   eBay, Inc. (Retail)...............................     3,696
                                                                 --------
                                                                   76,689
                                                                 --------
             Total common stocks (cost $158,304)...............  $165,048
                                                                 ========
PRINCIPAL
 AMOUNT I
----------
DOMESTIC CORPORATE NOTES V -- 4.7%
$      265   AOL Time Warner, Inc. (Software & Services) (Baa1
               Moodys)
               6.125% due 04/15/06.............................  $    274
 EUR **200   AT&T Corp. (Communications) (Baa2 Moodys)
               6.50% due 11/21/06..............................       212
       235   Ace Capital Trust II (Insurance) (A3 Moodys)
               9.70% due 04/01/30..............................       285
       225   Burlington Resources Finance Co. (Financial
               Services) (Baa1 Moodys)
               6.68% due 02/15/11..............................       252
       300   Burlington Resources Finance Co. (Financial
               Services) (Baa1 Moodys)
               7.40% due 12/01/31..............................       352
       150   CIGNA Corp. (Insurance) (A+ S&P)
               7.875% due 05/15/27.............................       148
 EUR   175   CIT Group, Inc. (Financial Services) (A2 Moodys)
               5.50% due 05/16/05..............................       183
       175   COX Communications, Inc. (Media & Entertainment)
               (BBB+ Fitch)
               7.75% due 11/01/10..............................       199
       200   Centex Corp. (Construction)
               (BBB+ Fitch)
               5.80% due 09/15/09..............................       201
 EUR   310   Citigroup, Inc. (Banks) (Aa1 Moodys)
               4.625% due 11/14/07.............................       334
       120   Citizens Communications Co. (Communications) (Baa2
               Moodys)
               7.625% due 08/15/08.............................       133
        95   Commonwealth Edison Co. (Utilities) (Baa1 Moodys)
               6.15% due 03/15/12..............................       105
       300   ConAgra Foods, Inc. (Food, Beverage & Tobacco)
               (Baa1 Moodys)
               6.00% due 09/15/06..............................       328
GBP    245   DaimlerChrysler North America Holding Corp.
               (Transportation) (A3 Moodys)
               7.50% due 12/07/06..............................       416
       250   Delta Air Lines, Inc. (Transportation) (AA S&P)
               7.57% due 11/18/10..............................       250

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
DOMESTIC CORPORATE NOTES V -- (CONTINUED)
       275   Devon Energy Corp. (Energy & Services) (Baa2
               Moodys)
               7.95% due 04/15/32..............................  $    331
       300   Everest Reinsurance Group Ltd. (Insurance) (A3
               Moodys)
               8.50% due 03/15/05..............................       328
       350   FPL Group Capital, Inc. (Financial Services) (A2
               Moodys)
               6.125% due 05/15/07.............................       378
      @390   Florida Windstorm Underwriting Association
               (Insurance) (Aaa Moodys)
               6.85% due 08/25/07..............................       442
       500   Ford Motor Co. (Transportation) (Baa1 Moodys)
               6.375% due 02/01/29.............................       385
       400   General Electric Cap. Corp. (Banks) (Aaa Moodys)
               5.45% due 01/15/13..............................       415
       400   General Motors Acceptance Corp. (Transportation)
               (A2 Moodys)
               6.125% due 08/28/07.............................       405
 EUR   185   Household Finance Corp. (Banks) (A2 Moodys)
               5.125% due 06/24/09.............................       188
GBP    175   International Lease Finance Corp. (Insurance) (A1
               Moodys)
               6.625% due 12/07/09.............................       281
 EUR   325   International Paper Co. (Forest & Paper Products)
               (Baa2 Moodys)
               5.375% due 08/11/06.............................       350
       250   KFW International Finance, Inc. (Financial
               Services) (Aaa Moodys)
               4.75% due 01/24/07..............................       269
       225   MeadWestvaco Corp. (Forest & Paper Products) (Baa2
               Moodys)
               6.85% due 04/01/12..............................       250
 EUR   400   Morgan Stanley Dean Witter & Co. (Financial
               Services) (Aa3 Moodys)
               5.75% due 04/01/09..............................       441
       400   NAC RE Corp. (Insurance) (A2 Moodys)
               7.15% due 11/15/05..............................       431
       300   NSTAR (Utilities) (A2 Moodys)
               8.00% due 02/15/10..............................       364
       195   Ocean Energy, Inc. (Energy & Services) (Baa3
               Moodys)
               4.375% due 10/01/07.............................       198
       250   Roadway Corp. (Construction) (BBB S&P)
               8.25% due 12/01/08..............................       283
        70   South Carolina Electric & Gas Co. (Utilities) (A1
               Moodys)
               6.625% due 02/01/32.............................        79
      @209   Southern Capital Corp. (Financial Services) (AAA
               S&P)
               5.70% due 06/30/23..............................       215

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
       275   Sprint Capital Corp. (Communications) (BBB Fitch)
               6.875% due 11/15/28.............................  $    221
       250   St. Paul Cos., Inc. (The) (Insurance) (A2 Moodys)
               5.75% due 03/15/07..............................       262
 EUR   511   Toyota Motor Credit Corp. (Financial Services)
               4.75% due 06/17/05..............................       556
       350   Tyson Foods, Inc. (Food, Beverage & Tobacco) (BBB
               S&P)
               7.25% due 10/01/06..............................       389
       340   UnitedHealth Group, Inc. (Insurance) (A S&P)
               5.20% due 01/17/07..............................       360
       285   Verizon Communications, Inc. (Communications) (Aa2
               Moodys)
               6.50% due 09/15/11..............................       315
       350   Viacom, Inc. (Media & Entertainment) (A3 Moodys)
               6.625% due 05/15/11.............................       396
       195   Virginia Electric & Power Co. (Utilities) (A3
               Moodys)
               5.375% due 02/01/07.............................       207
       500   Wellpoint Health Networks, Inc. (Insurance) (A-
               S&P)
               6.375% due 01/15/12.............................       543
       400   Weyerhaeuser Co. (Forest & Paper Products) (A
               Fitch)
               6.125% due 03/15/07.............................       428
                                                                 --------
                                                                   13,382
                                                                 --------
             Total domestic corporate notes ($12,297)..........  $ 13,382
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES V -- 36.5%
             AUSTRALIA -- 0.3%
 AUD  $395   Australian Government (Foreign Governments) (Aaa
               Moodys)
               8.75% due 08/15/08..............................  $    264
       300   National Australia Bank (Foreign Corporations)
               (AA- S&P)
               8.60% due 05/19/10..............................       378
       200   News America Holdings, Inc. (Foreign Corporations)
               (BBB Fitch)
               8.875% due 04/26/23.............................       222
                                                                 --------
                                                                      864
                                                                 --------
             AUSTRIA -- 0.9%
EUR  2,440   Republic of Austria (Foreign Governments) (Aaa
               Moodys)
               5.00% due 07/15/12..............................     2,660
                                                                 --------
             BELGIUM -- 2.2%
EUR  6,000   Belgium Kingdom (Foreign Governments) (AAA S&P)
               0.00% due 01/16/03..............................     6,290
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES V  -- (CONTINUED)
             CANADA -- 0.4%
 CAD   395   Canadian Government (Foreign Governments) (AA+
               Fitch)
               5.75% due 06/01/29..............................  $    263
 CAD   835   Canadian Government (Foreign Governments) (Aaa
               Moodys)
               5.50% due 06/01/10..............................       559
       180   Falconbridge Ltd. (Foreign Corporations) (Baa3
               Moodys)
               7.35% due 06/05/12..............................       186
       175   Potash Corp. of Saskatchewan, Inc. (Foreign
               Corporations) (BBB+ S&P)
               7.75% due 05/31/11..............................       204
                                                                 --------
                                                                    1,212
                                                                 --------
             CHILE -- 0.0%
       @60   CODEICO, Inc. (Foreign Corporations) (A2 Moodys)
               6.375% due 11/30/12.............................        63
                                                                 --------
             DENMARK -- 1.8%
EUR  4,035   Kingdom of Denmark (Foreign Governments) (AAA S&P)
               4.875% due 04/18/07.............................     4,472
 DKK 3,676   Kingdom of Denmark (Foreign Governments) (AAA S&P)
               6.00% due 11/15/09..............................       576
                                                                 --------
                                                                    5,048
                                                                 --------
             FINLAND -- 1.0%
EUR  1,070   Finnish Government (Foreign Governments) (AAA S&P)
               5.375% due 07/04/13.............................     1,225
 EUR   225   Nordea Bank Finland PLC (Foreign Corporations) (A1
               Moodys)
               5.75% due 03/26/14..............................       251
     1,050   Republic of Finland (Foreign Governments) (Aaa
               Moodys)
               4.75% due 03/06/07..............................     1,132
       300   Stora Enso Oyj (Foreign Corporations) (Baa1
               Moodys)
               7.375% due 05/15/11.............................       348
                                                                 --------
                                                                    2,956
                                                                 --------
             FRANCE -- 1.0%
EUR  1,790   France O.A.T. (Foreign Governments) (Aaa Moodys)
               5.25% due 04/25/08..............................     2,030
 EUR   600   France O.A.T. (Foreign Governments) (Aaa Moodys)
               5.50% due 04/25/07..............................       682
GBP  **125   France Telecom (Foreign Corporations) (Aaa Moodys)
               9.00% due 03/14/11..............................       217
                                                                 --------
                                                                    2,929
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             GERMANY -- 6.1%
EUR  1,000   Bundesobligation (Foreign Governments) (Aaa
               Moodys)
               3.75% due 08/26/03..............................  $  1,056
EUR  2,225   Deutschland Bundesrepublik (Foreign Governments)
               (Aaa Moodys)
               5.00% due 01/04/12..............................     2,481
 EUR   770   Deutschland Bundesrepublik (Foreign Governments)
               (Aaa Moodys)
               5.50% due 01/04/31..............................       889
 EUR   250   Deutschland Bundesrepublik (Foreign Governments)
               (Aaa Moodys)
               6.00% due 01/05/06..............................       284
EUR  9,600   Deutschland Bundesrepublik (Foreign Governments)
               (Aaa Moodys)
               6.00% due 07/04/07..............................    11,149
EUR  1,200   Deutschland Bundesrepublik (Foreign Governments)
               (Aaa Moodys)
               6.50% due 07/04/27..............................     1,551
                                                                 --------
                                                                   17,410
                                                                 --------
             ITALY -- 1.6%
EUR  4,250   Cert Di Credito Del Tes (Foreign Governments) (Aa2
               Moodys)
               3.90% due 09/01/03..............................     4,485
                                                                 --------
             JAPAN -- 2.1%
JPY 156,000  Japan Series 195 (Foreign Governments) (AA- S&P)
               2.40% due 06/20/07..............................     1,439
JPY 266,000  Japan Series 208 (Foreign Governments) (AA- S&P)
               1.10% due 12/22/08..............................     2,335
JPY 110,100  Japan Series 213 (Foreign Governments) (AA- S&P)
               1.40% due 06/22/09..............................       984
JPY 43,000   Japan Series 234 (Foreign Governments) (AA- S&P)
               1.40% due 09/20/11..............................       382
JPY 90,000   Japan Series 42 (Foreign Governments) (AA- S&P)
               2.60% due 03/20/19..............................       897
                                                                 --------
                                                                    6,037
                                                                 --------
             MEXICO -- 0.2%
       450   Pemex Project Funding Master Trust Co. (Foreign
               Corporations)
               (Baa1 Moodys)
               9.125% due 10/13/10.............................       515
                                                                 --------
             NETHERLANDS -- 3.5%
 EUR   200   Akzo Nobel N.V. (Foreign Corporations) (A2 Moodys)
               5.625% due 05/07/09.............................       223
       225   Koninklijke (Royal) KPN N.V. (Foreign
               Corporations) (Baa3 Moodys)
               8.00% due 10/01/10..............................       263

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES V  -- (CONTINUED)
             NETHERLANDS -- (CONTINUED)
EUR  6,000   Netherlands Government (Foreign Governments) (AAA
               S&P)
               0.00% due 01/31/03..............................  $  6,280
EUR  2,025   Netherlands Government (Foreign Governments) (Aaa
               Moodys)
               0.00% due 03/31/03..............................     2,110
       250   Telefonica Europe BV (Foreign Corporations) (A2
               Moodys)
               7.75% due 09/15/10..............................       289
 EUR   800   Unilever N.V. (Foreign Corporations) (A1 Moodys)
               4.75% due 06/07/04..............................       861
                                                                 --------
                                                                   10,026
                                                                 --------
             NEW ZEALAND -- 5.3%
NZD 26,825   New Zealand Government (Foreign Governments) (AAA
               S&P)
               8.00% due 11/15/06..............................    15,069
                                                                 --------
             NORWAY -- 0.1%
      @175   Norske Skogindustrier ASA (Foreign Corporations)
               (BBB S&P)
               7.625% due 10/15/11.............................       192
                                                                 --------
             SINGAPORE -- 0.5%
 EUR **425   Oversea-Chinese Banking Corp. (Foreign
               Corporations) (A1 Moodys)
               7.25% due 09/06/11..............................       484
SGD  1,430   Singapore Government (Foreign Governments) (AAA
               S&P)
               4.00% due 03/01/07..............................       904
                                                                 --------
                                                                    1,388
                                                                 --------
             SOUTH AFRICA -- 0.0%
      @115   Sappi Papier Holding AG (Foreign Corporations)
               (Baa2 Moodys)
               6.75% due 06/15/12..............................  $    126
                                                                 --------
             SWEDEN -- 0.2%
SEK  4,000   Sweden Kingdom (Foreign Governments) (AAA S&P)
               5.00% due 01/28/09..............................       474
                                                                 --------
             UNITED KINGDOM -- 9.3%
EUR  1,000   Bank of England Euro Bill (Foreign Governments)
               (Aaa Moodys)
               0.00% due 03/13/03..............................     1,044
 EUR   375   British Telecommunications PLC (Foreign
               Corporations) (AAA S&P)
               6.375% due 02/15/06.............................       420
 EUR   800   Lloyds TSB Bank PLC (Foreign Corporations) (Aa1
               Moodys)
               5.25% due 07/14/08..............................       883
 EUR   175   NGG Finance PLC (Foreign Corporations) (A- S&P)
               5.25% due 08/23/06..............................       191

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             UNITED KINGDOM -- (CONTINUED)
GBP  4,190   UK Treasury Gilt (Foreign Governments) (AAA S&P)
               5.00% due 03/07/12..............................  $  7,056
GBP  1,225   UK Treasury Gilt (Foreign Governments) (AAA S&P)
               6.25% due 11/25/10..............................     2,224
GBP  7,990   UK Treasury Gilt (Foreign Governments) (AAA S&P)
               7.25% due 12/07/07..............................    14,610
                                                                 --------
                                                                   26,428
                                                                 --------
             Total foreign/yankee bonds & notes ($94,783)......  $104,172
                                                                 ========
U.S. TREASURIES & FEDERAL AGENCIES -- 15.7%
             FEDERAL HOME LOAN BANK -- 0.5%
$    1,200   5.75% due 05/15/12................................  $  1,342
                                                                 --------
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.2%
     1,237   4.879% due 03/01/30...............................     1,283
     2,126   6.00% due 09/01/32................................     2,203
                                                                 --------
                                                                    3,486
                                                                 --------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.6%
     3,938   6.00% due 011/01/32 -- 01/01/33...................     4,070
     1,279   6.113% due 05/01/11...............................     1,420
       996   6.295% due 06/01/09...............................     1,114
     3,500   6.50% due 01/01/18................................     3,690
        94   7.00% due 02/01/29................................        99
                                                                 --------
                                                                   10,393
                                                                 --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.4%
       812   6.00% due 10/15/32................................       847
       870   6.50% due 09/15/28 -- 10/15/28....................       915
     3,584   7.50% due 11/15/27 -- 07/15/29....................     3,831
     1,232   8.00% due 10/15/29 -- 12/15/30....................     1,333
                                                                 --------
                                                                    6,926
                                                                 --------
             U.S. TREASURY BONDS -- 0.6%
     1,150   5.75% due 11/15/05................................     1,271
       325   6.25% due 08/15/23................................       382
                                                                 --------
                                                                    1,653
                                                                 --------
             U.S. TREASURY NOTES -- 7.4%
     3,670   4.00% due 11/15/12................................     3,722
    16,585   4.375% due 08/15/12...............................    17,336
                                                                 --------
                                                                   21,058
                                                                 --------
             Total U.S. treasuries & federal agencies (cost
               $43,565)........................................  $ 44,858
                                                                 ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
CALL OPTIONS PURCHASED -- 0.1%
             ISSUER/EXPIRATION DATE/EXERCISE PRICE
    13,844   OBL -- 140/April 2003/102.10......................  $    309
                                                                 --------
             Total call options purchased (cost $135)..........       309
                                                                 ========
PUT OPTIONS PURCHASED -- 0.0%
             ISSUER/EXPIRATION DATE/EXERCISE PRICE
   576,000   Japanese 6 month/10 years payer/April 2003/1.38...        33
 1,580,000   Japanese Yen vs. USD/March 2003/119.00............        18
   797,350   Japanese Swaption/January 2004/0.60...............         1
                                                                 --------
                                                                       52
                                                                 --------
             Total put options purchased (cost $67)............        52
                                                                 ========
SHORT-TERM SECURITIES -- 12.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 5.6%
    16,141   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 16,141
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 7.0%
$   19,946   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $ 19,946
                                                                 --------
             U.S. TREASURY BILLS -- 0.3%
       100   1.185% due 02/20/03...............................       100
       800   1.55% due 01/30/03................................       799
                                                                 --------
                                                                      899
                                                                 --------
             Total short-term securities (cost $36,986)........  $ 36,986
                                                                 --------

INVESTMENT IN SECURITIES, AT VALUE (TOTAL COST
  $350,351) -- 129.3%.................................  $ 369,181
                                                        ---------
OTHER ASSETS, LESS LIABILITIES -- (29.3)%.............    (83,774)
                                                        ---------
NET ASSETS -- 100.0%..................................  $ 285,407
                                                        =========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $350,351) -- including $14,515 of securities
  loaned (See Note 2(i)) -- see accompanying
  portfolio.....................................  $369,181
Receivable for securities sold..................    18,190
Receivable for Fund shares sold.................        26
Receivable for dividends and interest...........     2,398
Cash and other assets...........................        88
                                                  --------
Total assets....................................   389,883
                                                  --------
LIABILITIES
Payable for securities purchased................    86,257
Payable for Fund shares redeemed................         3
Securities lending payable to brokers...........    16,141
Other liabilities...............................     2,075
                                                  --------
Total liabilities...............................   104,476
                                                  --------
Net assets......................................  $285,407
                                                  ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value $0.10 per share;
  1,000,000 shares authorized; 31,187 shares
  outstanding...................................  $  3,119
Paid in capital.................................   353,496
Accumulated net investment income...............     1,157
Accumulated net realized loss on investments....   (84,775)
Unrealized appreciation on securities...........    18,830
Unrealized depreciation on futures
  contracts *** ................................      (519)
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g)) @@@ .......    (2,664)
Unrealized depreciation on forward foreign
  bonds [ ] ....................................    (2,019)
Unrealized depreciation on other assets and
  liabilities in foreign currencies.............    (1,218)
                                                  --------
Net assets......................................  $285,407
                                                  ========

Class IA
  Net asset value per share ($269,329 / 29,424
    shares outstanding) (800,000 shares
    authorized)...................................  $9.16
                                                    =====
Class IB
  Net asset value per share ($16,078 / 1,763
    shares outstanding) (200,000 shares
    authorized)...................................  $9.12
                                                    =====

DIVERSIFICATION BY INDUSTRY
COMMON STOCKS
Apparel & Textile.........................   1.1%  $  3,070
Banks.....................................   4.4     12,452
Business Services.........................   0.6      1,705
Chemicals.................................   1.1      3,172
Communications............................   9.9     28,377
Computers & Office Equipment..............   3.6     10,299
Construction..............................   0.6      1,605
Consumer Non-Durables.....................   1.7      4,753
Drugs.....................................   6.0     16,989
Electronics...............................   3.6     10,221
Energy & Services.........................   4.2     11,864
Financial Services........................   2.8      7,898
Food, Beverage & Tobacco..................   4.4     12,590
Insurance.................................   1.1      3,174
Machinery.................................   1.7      4,861
Media & Entertainment.....................   3.1      8,860
Medical Instruments & Supplies............   1.0      2,814
Metals, Minerals & Mining.................   2.5      7,251
Retail....................................   2.6      7,327
Software & Services.......................   1.8      5,506
Transportation............................    --        260
                                            ----   --------
    Total common stocks...................  57.8%  $165,048
                                            ====   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION BY INDUSTRY -- (CONTINUED)
DOMESTIC CORPORATE BONDS
Banks.....................................   0.3%  $    937
Communications............................   0.3        881
Construction..............................   0.2        484
Energy & Services.........................   0.2        529
Financial Services........................   0.8      2,646
Food, Beverage & Tobacco..................   0.3        717
Forest & Paper Products...................   0.4      1,028
Insurance.................................   1.1      3,080
Media & Entertainment.....................   0.2        595
Software & Services.......................   0.1        274
Transportation............................   0.5      1,456
Utilities.................................   0.3        755
                                            ----   --------
    Total domestic corporate bonds........   4.7%  $ 13,382
                                            ====   ========
FOREIGN/YANKEE BONDS & NOTES
Foreign Corporations......................   2.2%  $  6,316
Foreign Governments.......................  34.3     97,856
                                            ----   --------
    Total foreign/yankee bonds & notes....  36.5%  $104,172
                                            ====   ========


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $2,453 or 0.9% of net assets.

   ** Securities contain some restriction as to public resale. At December 31, 2002, the market value of these securities amounted to $913 or 0.3% of net assets.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

       AUD = Australian Dollar

       CAD = Canadian Dollar

       DKK = Denmark Krone

       EUR = Euro

       GBP = British Pound

       JPY = Japanese Yen

       NZD = New Zealand Dollar

       SEK = Swedish Krona

       SGD = Singapore Dollar

    V  The bond ratings are unaudited.

               *** FUTURES CONTRACTS OPEN AS OF DECEMBER 31, 2002

NUMBER OF
CONTRACTS   POSITION                        DESCRIPTION
---------   --------                        -----------
    25        long        March 2003 U.S. Treasury Bond futures contracts
                           March 2003 10 Year U.S. Treasury Note futures
     6        long                           contracts
                         March 2003 CBT 5 Year U.S. Treasury Note futures
   339       short                           contracts
                           March 2003 2 Year U.S. Treasury Note futures
    55        long                           contracts
    25       short          March 2003 S&P 500 Index futures contracts
    18       short             March 2003 FTSE 100 futures contracts
     6       short        March 2003 SFE SPI 200 Index futures contracts
     1       short       January 2003 HKFE Hang Seng Index future contract
    10       short         March 2003 TSE TOPIX Index futures contracts
    32       short        January 2003 OMX Stock Index futures contracts
     1       short            March 2003 MIB 30 Index future contract
    37       short         March 2003 Eurex EURO-BOBL futures contracts
    22       short         March 2003 Eurex EURO-BUND futures contracts
     1       short          March 2003 Eurex DAX Index future contract
    15        long        March 2003 Eurex EURO-Schatz futures contracts
    15       short           March 2003 CAC 40 Index futures contracts
     1       short         January 2003 IBEX 35 Index futures contracts

These contracts had a market value of ($36,896) as of December 31, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $899.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

           [ ] FORWARD FOREIGN BONDS OUTSTANDING AT DECEMBER 31, 2002

                                                                                               UNREALIZED
                                                                           DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ----------         --------------
Australian Government          $ (1,278)             $ (1,270)             1/23/2003            $    (8)
Canadian Government                (894)                 (885)             1/13/2003                 (9)
Canadian Government              (2,657)               (2,664)             2/18/2003                  7
German OBL                      (14,730)              (13,980)              1/9/2003               (750)
Norwegian Government             (8,069)               (7,474)              1/8/2003               (595)
Sweden Kingdom                  (12,672)              (12,008)             1/15/2003               (664)
                                                                                                -------
                                                                                                $(2,019)
                                                                                                =======

    @@@ FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                              UNREALIZED
                                                                          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT AMOUNT           DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
Australian Dollar (Buy)        $ 1,573                $ 1,560             1/21/2003            $    13
Australian Dollar (Buy)            364                    363             1/21/2003                  1
Australian Dollar (Buy)            364                    360             1/21/2003                  4
Australian Dollar (Buy)            211                    212             3/31/2003                 (1)
Australian Dollar (Sell)           716                    711             1/21/2003                 (5)
Australian Dollar (Sell)           288                    286             1/21/2003                 (2)
Australian Dollar (Sell)           515                    519             1/21/2003                  4
Australian Dollar (Sell)           257                    259             1/21/2003                  2
Australian Dollar (Sell)           257                    258             1/21/2003                  1
Australian Dollar (Sell)           284                    286             3/31/2003                  2
Australian Dollar (Sell)           123                    124             3/31/2003                  1
British Pound (Buy)                390                    389              1/3/2003                  1
British Pound (Buy)                206                    206              1/6/2003                 --
British Pound (Buy)                370                    365             1/22/2003                  5
British Pound (Buy)                 39                     38             1/22/2003                  1
British Pound (Buy)                 99                     97             3/21/2003                  2
British Pound (Sell)               370                    362             1/22/2003                 (8)
British Pound (Sell)             4,315                  4,223             1/22/2003                (92)
British Pound (Sell)               803                    784             3/21/2003                (19)
British Pound (Sell)               574                    569             3/21/2003                 (5)
Canadian Dollars (Buy)               6                      6              2/4/2003                 --
Canadian Dollars (Buy)           1,026                  1,036              2/4/2003                (10)
Canadian Dollars (Buy)             513                    522              2/4/2003                 (9)
Canadian Dollars (Buy)             513                    522              2/4/2003                 (9)
Canadian Dollars (Buy)           1,026                  1,044              2/4/2003                (18)
Canadian Dollars (Sell)            686                    686              2/4/2003                 --
Danish Krone (Sell)                463                    439             1/10/2003                (24)
EURO (Buy)                         488                    487              1/3/2003                  1
EURO (Buy)                       1,092                  1,092              1/6/2003                 --
EURO (Buy)                         652                    651              1/7/2003                  1
EURO (Buy)                         540                    516             1/24/2003                 24
EURO (Buy)                       1,128                  1,075             1/24/2003                 53
EURO (Buy)                       1,228                  1,170             1/24/2003                 58
EURO (Buy)                       4,728                  4,508             1/24/2003                220
EURO (Buy)                          90                     86             1/24/2003                  4
EURO (Buy)                         232                    222             1/24/2003                 10
EURO (Buy)                       3,128                  3,051             1/24/2003                 77
EURO (Sell)                         66                     65             1/17/2003                 (1)
EURO (Sell)                        251                    240             1/21/2003                (11)
EURO (Sell)                      1,614                  1,545             1/21/2003                (69)
EURO (Sell)                      3,586                  3,419             1/24/2003               (167)

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                                                          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT AMOUNT           DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
EURO (Sell)                    $11,743                $11,186             1/24/2003            $  (557)
EURO (Sell)                     34,519                 32,935             1/24/2003             (1,584)
EURO (Sell)                        546                    517             1/24/2003                (29)
EURO (Sell)                        798                    753             1/24/2003                (45)
EURO (Sell)                      4,165                  3,948             1/24/2003               (217)
EURO (Sell)                        229                    219             1/24/2003                (10)
EURO (Sell)                      6,317                  6,172             1/24/2003               (145)
EURO (Sell)                        325                    325             1/24/2003                 --
EURO (Sell)                        214                    209             3/21/2003                 (5)
EURO (Sell)                        233                    228             3/31/2003                 (5)
EURO (Sell)                        341                    334             3/31/2003                 (7)
Japanese Yen (Buy)               4,412                  4,346             1/17/2003                 66
Japanese Yen (Buy)                  29                     28             3/13/2003                  1
Japanese Yen (Sell)              1,520                  1,453             1/15/2003                (67)
Japanese Yen (Sell)              9,923                  9,782             1/17/2003               (141)
Japanese Yen (Sell)                419                    410             3/13/2003                 (9)
Japanese Yen (Sell)                382                    362             3/14/2003                (20)
New Zealand Dollar (Buy)         1,147                  1,098             1/16/2003                 49
Norwegian Krone (Sell)             214                    208              1/2/2003                 (6)
Polish Zloty (Buy)               1,219                  1,194             1/21/2003                 25
Singapore Dollar (Sell)            887                    873             1/14/2003                (14)
South Korean Won (Buy)           1,595                  1,551             1/15/2003                 44
South Korean Won (Buy)             751                    730             1/15/2003                 21
Swedish Krona (Buy)              1,106                  1,064             1/23/2003                 42
Swedish Krona (Sell)               585                    563             1/23/2003                (22)
Swedish Krona (Sell)               533                    520             1/23/2003                (13)
Swedish Krona (Sell)                80                     78             1/24/2003                 (2)
Swedish Krona (Sell)                89                     87             1/24/2003                 (2)
Swiss Franc (Buy)                  279                    264             2/12/2003                 15
Swiss Franc (Buy)                  558                    540             2/12/2003                 18
Swiss Franc (Buy)                  535                    522             2/12/2003                 13
Swiss Franc (Sell)               1,715                  1,622             2/12/2003                (93)
                                                                                               -------
                                                                                               $(2,664)
                                                                                               =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 1.5%
 @$ 43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $   46,340
    18,000   Asset Securitization Corp., Series 1997-D4, Class
               A1D (Aaa Moodys)
               7.49% due 04/14/29..............................      20,713
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AAA Fitch)
               6.93% due 02/14/41..............................      19,153
    23,854   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2 (Aaa Moodys)
               7.37% due 02/19/07..............................      26,967
     3,400   Citibank Credit Card Issuance Trust Series
               2000-B1, Class B1 (A2 Moodys)
               7.05% due 09/17/07..............................       3,753
     4,000   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       4,335
    17,225   First Union -- Lehman Brothers Commercial Mortgage
               Trust Series 1997-C1, Class A3 (Aaa Moodys)
               7.38% due 04/18/07..............................      19,649
       127   Money Store Home Improvement Trust (The), Series
               1997-1 Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         128
     3,000   Standard Credit Card Master Trust Series 1995-1,
               Class B (A1 Moodys)
               8.45% due 01/07/07..............................       3,351
                                                                 ----------
                                                                    144,389
                                                                 ----------
             Total collateralized mortgage obligations.........  $  144,389
                                                                 ==========


  SHARES
----------
COMMON STOCKS -- 63.0%
             AEROSPACE & DEFENSE -- 0.3%
    *3,200   General Motors Corp., Class H.....................  $   34,240
                                                                 ----------
             BANKS -- 8.2%
       877   American Express Co. .............................      31,005
     2,134   Bank One Corp. ...................................      78,005
     1,133   Bank of America Corp. ............................      78,844
     5,638   Citigroup, Inc. ..................................     198,393
     1,258   Fannie Mae........................................      80,927
     2,615   Fleet Boston Financial Corp. .....................      63,535
     3,404   Household International, Inc. ....................      94,674
     2,384   State Street Corp. ...............................      92,972
     2,500   U.S. Bancorp                                            53,050
     1,048   Wachovia Corp. ...................................      38,175
                                                                 ----------
                                                                    809,580
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             BUSINESS SERVICES -- 0.7%
   *+3,654   Accenture Ltd., Class A...........................  $   65,735
                                                                 ----------
             CHEMICALS -- 0.6%
     2,161   Dow Chemical Co. (The)............................      64,182
                                                                 ----------
             COMMUNICATIONS -- 1.6%
     3,844   SBC Communications, Inc. .........................     104,216
     1,507   Verizon Communications, Inc. .....................      58,408
                                                                 ----------
                                                                    162,624
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
    *5,710   Cisco Systems, Inc. ..............................      74,800
     6,036   Hewlett-Packard Co. ..............................     104,785
     1,795   International Business Machines Corp. ............     139,082
                                                                 ----------
                                                                    318,667
                                                                 ----------
             CONSTRUCTION -- 0.6%
     3,285   Halliburton Co. ..................................      61,468
                                                                 ----------
             CONSUMER NON-DURABLES -- 2.8%
    +1,739   Estee Lauder Cos., Inc. (The), Class A............      45,910
     2,123   Gillette Co. (The)................................      64,466
       646   Procter & Gamble Co. (The)........................      55,483
    *4,875   Safeway, Inc. ....................................     113,873
                                                                 ----------
                                                                    279,732
                                                                 ----------
             DRUGS -- 8.5%
     2,984   Abbott Laboratories...............................     119,340
    *1,268   Amgen, Inc. ......................................      61,276
       172   Aventis S.A., ADR.................................       9,326
     1,169   Eli Lilly & Co. ..................................      74,219
    *2,410   Genzyme Corp. ....................................      71,264
     *+545   IDEC Pharmaceuticals Corp. .......................      18,084
     5,886   Pfizer, Inc. .....................................     179,936
     1,162   Pharmacia Corp. ..................................      48,567
     4,554   Schering-Plough Corp. ............................     101,099
     4,375   Wyeth.............................................     163,640
                                                                 ----------
                                                                    846,751
                                                                 ----------
             ELECTRONICS -- 2.9%
     7,568   General Electric Co. .............................     184,283
     6,932   Intel Corp. ......................................     107,928
                                                                 ----------
                                                                    292,211
                                                                 ----------
             ENERGY & SERVICES -- 3.7%
     1,182   Anadarko Petroleum Corp. .........................      56,613
     1,417   ChevronTexaco Corp. ..............................      94,169
     4,672   Exxon Mobil Corp. ................................     163,254
     1,174   Schlumberger Ltd. ................................      49,414
                                                                 ----------
                                                                    363,450
                                                                 ----------
             FINANCIAL SERVICES -- 2.5%
     3,182   Franklin Resources, Inc. .........................     108,432
       850   Goldman Sachs Group, Inc. (The)...................      57,892
    +2,269   Merrill Lynch & Co., Inc. ........................      86,120
                                                                 ----------
                                                                    252,444
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS -- (CONTINUED)
   IX1,303   COCA-COLA CO. (THE)...............................  $   57,089
    +1,822   General Mills, Inc. ..............................      85,557
     2,593   PepsiCo., Inc. ...................................     109,485
                                                                 ----------
                                                                    252,131
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.6%
     1,730   International Paper Co. ..........................      60,488
     2,124   Kimberly-Clark Corp. .............................     100,803
                                                                 ----------
                                                                    161,291
                                                                 ----------
             HEALTH SERVICES -- 0.4%
      +851   HCA, Inc. ........................................      35,317
                                                                 ----------
             INSURANCE -- 3.1%
     2,853   American International Group, Inc. ...............     165,024
     2,193   Marsh & McLennan Cos., Inc. ......................     101,315
    *2,672   Travelers Property Casualty Corp., Class B........      39,137
                                                                 ----------
                                                                    305,476
                                                                 ----------
             MACHINERY -- 0.8%
       864   Caterpillar, Inc. ................................      39,484
       593   United Technologies Corp. ........................      36,737
                                                                 ----------
                                                                     76,221
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.6%
   *+1,588   Comcast Corp., Class A............................      37,425
       824   Gannett Co., Inc. ................................      59,170
    *6,604   Liberty Media Corp., Class A......................      59,041
                                                                 ----------
                                                                    155,636
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
     3,907   Baxter International, Inc. .......................     109,396
      *569   Guidant Corp. ....................................      17,560
       419   Medtronic, Inc. ..................................      19,116
      *377   St. Jude Medical, Inc. ...........................      14,959
                                                                 ----------
                                                                    161,031
                                                                 ----------
             METALS, MINERALS & MINING -- 2.0%
     3,851   Alcoa, Inc. ......................................      87,714
       571   Illinois Tool Works, Inc. ........................      37,048
       630   Lockheed Martin Corp. ............................      36,383
     1,821   Masco Corp. ......................................      38,328
                                                                 ----------
                                                                    199,473
                                                                 ----------
             RETAIL -- 2.7%
     4,094   CVS Corp. ........................................     102,222
    *2,425   Costco Wholesale Corp. ...........................      68,037
     3,138   Home Depot, Inc. (The)............................      75,182
     1,622   McDonald's Corp. .................................      26,082
                                                                 ----------
                                                                    271,523
                                                                 ----------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     2,100   NIKE, Inc., Class B...............................      93,383
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             SOFTWARE & SERVICES -- 5.8%
   *12,002   AOL Time Warner, Inc. ............................  $  157,230
     1,762   Automatic Data Processing, Inc. ..................      69,155
    *1,894   Computer Sciences Corp. ..........................      65,241
    *4,208   Microsoft Corp. ..................................     217,569
    *5,077   Oracle Corp. .....................................      54,828
                                                                 ----------
                                                                    564,023
                                                                 ----------
             TRANSPORTATION -- 2.1%
     1,935   Boeing Co. (The)..................................      63,839
       456   CSX Corp. ........................................      12,918
       879   FedEx Corp. ......................................      47,659
      +809   Northrop Grumman Corp. ...........................      78,434
                                                                 ----------
                                                                    202,850
                                                                 ----------
             UTILITIES -- 2.3%
     2,165   Exelon Corp. .....................................     114,221
     1,059   FPL Group, Inc. ..................................      63,702
     1,850   Waste Management, Inc. ...........................      42,391
                                                                 ----------
                                                                    220,314
                                                                 ----------
             Total common stocks...............................  $6,249,753
                                                                 ==========

PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 16.6%
             BANKS -- 1.7%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $   22,483
    10,000   Bank of Boston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................      10,420
    20,000   BankAmerica Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................      21,946
     1,000   BankAmerica Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................       1,101
    14,825   Banponce Corp. (A- Fitch)
               6.75% due 12/15/05..............................      16,445
    25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
               Moodys)
               5.65% due 02/01/09..............................      27,124
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................       1,122
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................       1,733
    13,685   First Union National Bank (A1 Moodys)
               5.80% due 12/01/08..............................      15,013
     1,000   Household Finance Corp. (A2 Moodys)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................       1,657
    36,745   Key Bank N.A. (A1 Moodys)
               5.80% due 04/01/04..............................      38,449
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................         740

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................  $    1,680
     1,000   Morgan (J.P.) Chase & Co. (A1 Moodys)
               6.75% due 02/01/11..............................       1,087
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         816
       500   Republic New York Capital 1 (A+ Fitch)
               7.75% due 11/15/26..............................         529
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................       1,621
     1,500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................       1,571
     1,000   Washington Mutual Financial Corp. (A Fitch)
               7.25% due 06/15/06..............................       1,115
     1,000   Wells Fargo Co. (Aa2 Moodys)
               6.45% due 02/01/11..............................       1,123
                                                                 ----------
                                                                    168,809
                                                                 ----------
             CHEMICALS -- 0.4%
    20,000   ICI Wilmington, Inc. (Baa2 Moodys)
               6.95% due 09/15/04..............................      20,971
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................      23,085
                                                                 ----------
                                                                     44,056
                                                                 ----------
             COMMUNICATIONS -- 0.4%
     1,500   ALLTEL Corp. (A2 Moodys)
               6.80% due 05/01/29..............................       1,604
     1,750   AT&T Corp. (BBB+ S&P)
               7.80% due 11/15/11..............................       1,913
       500   AT&T Wireless Services, Inc. (A- Fitch)
               8.75% due 03/01/31..............................         490
    10,000   BellSouth Telecommunications, Inc. (Aa2 Moodys)
               6.375% due 06/01/28.............................      10,569
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         568
    16,580   Motorola, Inc. (Baa2 Moodys)
               7.60% due 01/01/07..............................      17,347
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         403
       500   Sprint Capital Corp. (BBB+ Fitch)
               7.625% due 01/30/11.............................         475
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................         794
       500   Verizon Global Funding Corp. (A1 Moodys)
               7.25% due 12/01/10..............................         568

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             COMMUNICATIONS -- (CONTINUED)
$      500   Verizon Global Funding Corp. (A1 Moodys)
               7.75% due 12/01/30..............................  $      582
     1,250   Vodafone Americas Asia, Inc. (A2 Moodys)
               6.65% due 05/01/08..............................       1,414
                                                                 ----------
                                                                     36,727
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.8%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................      32,973
    30,000   International Business Machines Corp. (AA- Fitch)
               6.50% due 01/15/28..............................      32,133
    18,000   Placer Dome, Inc. (BBB+ S&P)
               5.50% due 04/15/04..............................      18,799
                                                                 ----------
                                                                     83,905
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.8%
    25,000   Boise Cascade Corp. (Baa3 Moodys)
               7.05% due 05/15/05..............................      25,670
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................         400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................      19,919
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................         885
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................      29,010
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         822
       500   Safeway, Inc. (Baa2 Moodys)
               7.25% due 01/01/31..............................         566
                                                                 ----------
                                                                     77,272
                                                                 ----------
             CONSUMER SERVICES -- 0.5%
    38,616   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      53,183
                                                                 ----------
             DRUGS -- 0.7%
    26,000   American Home Products Corp. (A S&P)
               7.25% due 03/01/23..............................      29,308
       750   Bristol-Myers Squibb Co. (Aa2 Moodys)
               6.80% due 11/15/26..............................         830
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      32,765
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,200
                                                                 ----------
                                                                     73,103
                                                                 ----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................      12,939
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             ELECTRICAL EQUIPMENT -- 0.7%
$   30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................  $   32,877
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      33,160
                                                                 ----------
                                                                     66,037
                                                                 ----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................         554
                                                                 ----------
             ENERGY & SERVICES -- 0.2%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................      13,866
     1,000   Conoco, Inc. (Baa1 Moodys)
               6.95% due 04/15/29..............................       1,133
      @500   Dominion Fiber Ventures LLC (Baa2 Moodys)
               7.05% due 03/15/05..............................         488
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,260
       500   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................         534
                                                                 ----------
                                                                     17,281
                                                                 ----------
             FINANCIAL SERVICES -- 0.9%
    30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      31,690
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................      18,415
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................       1,102
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................       1,851
     1,000   Lehman Brothers Holdings, Inc. (A+ Fitch)
               7.875% due 11/01/09.............................       1,172
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................         837
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................       1,340
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................         600
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      32,572
                                                                 ----------
                                                                     89,579
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FOOD, BEVERAGE & TOBACCO -- 1.0%
$      750   Anheuser-Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $      955
       750   Coca-Cola Bottling Co. Consolidated (Baa2 Moodys)
               6.375% due 05/01/09.............................         820
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      33,477
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................      23,648
     1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys)
               7.00% due 03/01/29..............................       1,743
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      37,853
                                                                 ----------
                                                                     99,143
                                                                 ----------
             INSURANCE -- 2.5%
    20,000   ACE INA Holdings (A2 Moodys)
               8.30% due 08/15/06..............................      22,621
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,017
      +500   American General Corp. (Aaa Moodys)
               6.625% due 02/15/29.............................         558
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      31,145
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................      30,633
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      31,338
   @10,000   Lumbermens Mutual Casualty (BBB+ S&P)
               9.15% due 07/01/26..............................       4,568
   @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
               7.875% due 02/15/24.............................      33,446
    +1,000   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................       1,143
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      31,961
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,136
                                                                 ----------
                                                                    244,566
                                                                 ----------
             MACHINERY -- 0.5%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................      21,776
    25,000   Parker Hannifin Corp. (A2 Moodys)
               5.65% due 09/15/03..............................      25,716
                                                                 ----------
                                                                     47,492
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- 1.0%
$    1,000   COX Communications, Inc. (BBB+ Fitch)
               6.40% due 08/01/08..............................  $    1,047
    30,000   Comcast Cable Communications (Baa2 Moodys)
               6.875% due 06/15/09.............................      31,917
     1,000   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,042
      +750   Liberty Media Corp. (Baa3 Moodys)
               8.25% due 02/01/30..............................         789
    10,400   Times Mirror Co. (The), Class A (A S&P)
               7.50% due 07/01/23..............................      11,455
     9,260   Viacom, Inc. (A3 Moodys)
               6.40% due 01/30/06..............................      10,223
     1,500   Viacom, Inc. (A3 Moodys)
               7.625% due 01/15/16.............................       1,836
    35,000   Walt Disney Co. (The) (A3 Moodys)
               6.375% due 03/01/12.............................      38,282
                                                                 ----------
                                                                     96,591
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      23,138
                                                                 ----------
             METALS, MINERALS & MINING -- 0.0%
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,853
                                                                 ----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................      22,311
                                                                 ----------
             RETAIL -- 1.1%
    20,000   Albertson's, Inc. (Baa1 Moodys)
               6.55% due 08/01/04..............................      21,152
       750   Federated Department Stores, Inc. (Baa1 Moodys)
               6.30% due 04/01/09..............................         800
    30,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      32,151
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      22,808
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................      35,339
                                                                 ----------
                                                                    112,250
                                                                 ----------
             SOFTWARE & SERVICES -- 0.2%
   +25,000   Computer Associates International, Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      23,688
     1,000   Time Warner, Inc. (Baa1 Moodys)
               6.875% due 06/15/18.............................       1,000
                                                                 ----------
                                                                     24,688
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             TRANSPORTATION -- 0.7%
$      500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................  $      518
     1,500   CSX Corp. (Baa2 Moodys)
               7.90% due 05/01/17..............................       1,927
    20,639   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      18,071
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.40% due 01/20/05..............................       1,078
      +750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.75% due 01/18/11..............................         857
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................         385
    15,000   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      11,960
     1,250   General Motors Acceptance Corp. (A2 Moodys)
               6.15% due 04/05/07..............................       1,272
    35,000   General Motors Acceptance Corp. (A2 Moodys)
               8.00% due 11/01/31..............................      35,191
      +500   Norfolk Southern Corp. (Baa1 Moodys)
               6.75% due 02/15/11..............................         566
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,070
                                                                 ----------
                                                                     72,895
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
    50,000   Tennessee Valley Authority (Aa1 Moodys)
               6.00% due 03/15/13..............................      56,134
                                                                 ----------
             UTILITIES -- 1.4%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................      26,795
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,153
    22,350   Duke Energy Corp. (A1 Moodys)
               6.00% due 12/01/28..............................      20,519
      +500   El Paso Corp. (Baa2 Moodys)
               8.05% due 10/15/30..............................         310
    40,000   Great Plains Energy, Inc. (A2 Moodys)
               7.125% due 12/15/05.............................      44,420
     1,500   Madison Gas & Electric Co. (Aa3 Moodys)
               6.02% due 09/15/08..............................       1,624
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................         628
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................      19,293
    10,000   Southern California Gas Co. (AA- S&P)
               5.75% due 11/15/03..............................      10,310

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             UTILITIES -- (CONTINUED)
x$     750   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................  $      626
       700   Williams Cos., Inc. (The) (B1 Moodys)
               7.50% due 01/15/31..............................         438
                                                                 ----------
                                                                    126,116
                                                                 ----------
             Total corporate notes.............................  $1,650,622
                                                                 ----------
FOREIGN/YANKEE BONDS & NOTES V -- 1.4%
             FOREIGN CORPORATIONS -- 1.4%
    30,000   Alcan, Inc. (A2 Moodys)
               7.25% due 11/01/28..............................  $   35,376
    30,000   Apache Finance Property Ltd. (A3 Moodys)
               7.00% due 03/15/09..............................      34,509
       750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................         867
    15,000   Husky Oil Ltd. (Baa2 Moodys)
               6.875% due 11/15/03.............................      15,553
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................         532
    24,000   Natexis Banques Pop (A1 Moodys)
               7.00% due 11/14/05..............................      26,530
   @18,680   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................      20,709
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................       1,413
    +1,250   Telefonica Europe BV (A2 Moodys)
               7.35% due 09/15/05..............................       1,378
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................         825
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................       1,506
                                                                 ----------
                                                                    139,198
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.0%
       500   Corp. Andina de Fomento (CAF) (A2 Moodys)
               7.10% due 02/01/03..............................         500
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  139,698
                                                                 ==========
MUNICIPAL BONDS V -- 0.0%
             EDUCATION -- 0.0%
     1,035   Mount Sinai School of Medicine NY (Aaa Moodys)
               6.00% due 07/01/03..............................  $    1,057
                                                                 ----------
             Total municipal bonds.............................  $    1,057
                                                                 ==========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 14.9%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      689   6.30% due 04/01/08................................  $      765
         7   9.00% due 03/01/21................................           7
                                                                 ----------
                                                                        772
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.2%
    58,857   6.00% due 06/15/24 -- 11/15/31....................      61,504
    29,572   6.50% due 03/15/26 -- 06/15/28....................      31,086
   183,528   7.00% due 12/15/26 -- 05/15/32....................     194,589
       715   7.50% due 09/15/23................................         769
    22,891   8.00% due 09/15/26 -- 02/15/31....................      24,769
       724   9.00% due 06/20/16 -- 01/15/23....................         804
        16   9.50% due 05/15/20................................          18
                                                                 ----------
                                                                    313,539
                                                                 ----------
             U.S. TREASURY BONDS -- 5.3%
  +400,000   6.25% due 08/15/23................................     469,938
   +50,000   7.25% due 08/15/04................................      54,693
     2,750   10.37% due 11/15/12...............................       3,676
                                                                 ----------
                                                                    528,307
                                                                 ----------
             U.S. TREASURY NOTES -- 6.4%
  +200,000   3.25% due 12/31/03................................     204,000
  +400,000   3.375% due 04/30/04...............................     410,828
    +5,000   5.00% due 02/15/11................................       5,494
   +10,000   6.625% due 05/15/07...............................      11,673
                                                                 ----------
                                                                    631,995
                                                                 ----------
             Total U.S. treasuries & federal
               agencies........................................  $1,474,613
                                                                 ==========
  SHARES
----------

WARRANTS -- 0.0%
             BANKS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        7
                                                                 ----------
             COMMUNICATIONS -- 0.0%
       @@0   Minorplanet Systems USA, Inc. ....................          --
                                                                 ----------
             Total warrants....................................  $        7
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                                          VALUE
------------                                                    -----------


SHORT-TERM SECURITIES -- 15.3%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.2%
   1,312,948 State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 1,312,948
                                                                -----------
 PRINCIPAL
   AMOUNT
------------
            U.S. TREASURY BILLS HELD AS COLLATERAL on Loaned
            Securities -- 0.0%
            9.25% due 02/15/16................................  $     1,095
                                                                -----------
            REPURCHASE AGREEMENT -- 2.1%
$    208,818 Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................      208,818
                                                                -----------
            Total short-term securities.......................  $ 1,522,861
                                                                ===========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $130,147).......................................    1.5%  $   144,389
Total common stocks (cost $7,343,376).............   63.0     6,249,753
Total corporate notes (cost $1,545,586)...........   16.6     1,650,622
Total foreign/yankee bonds & notes (cost
  $123,083).......................................    1.4       139,698
Total municipal bonds (cost $1,033)...............    0.0         1,057
Total U.S. treasuries & federal agencies (cost
  $1,377,964).....................................   14.9     1,474,613
Total warrants (cost $5)..........................    0.0             7
Total short-term securities (cost $1,521,766).....   15.3     1,522,861
                                                    -----   -----------
Total investment in securities (total cost
  $12,042,960) -- including $1,285,438 of
  securities loaned (See Note 2(i))...............  112.7    11,183,000
Cash, receivables and other assets................    0.5        56,365
Payable for Fund shares redeemed..................   (0.0)       (3,306)
Dividend payable..................................   (0.0)         (506)
Payable for accounting services...................   (0.0)          (11)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (13.2)   (1,314,043)
Other liabilities.................................   (0.0)          (24)
                                                    -----   -----------
Net assets........................................  100.0%  $ 9,921,475
                                                    =====   ===========

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  9,500,000 shares authorized; 506,157 shares
  outstanding.................................  $    50,616
Paid in capital...............................   11,060,855
Accumulated net investment income.............      146,740
Accumulated net realized loss on
  investments.................................     (475,681)
Unrealized depreciation on securities.........     (861,055)
                                                -----------
Net assets....................................  $ 9,921,475
                                                ===========

Class IA
Net asset value per share ($9,249,397 / 472,079
  shares outstanding) (8,500,000 shares
  authorized).....................................  $19.59
                                                    ======
Class IB
Net asset value per share ($672,078 / 34,078
  shares outstanding) (1,000,000 shares
  authorized).....................................  $19.72
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
       December 31, 2002, the market value of these securities amounted to $187,277 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and market value rounds to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 0.5%
             BUSINESS SERVICES -- 0.0%
       @@0   Hosiery Corp. ....................................  $     --
             COMMUNICATIONS -- 0.5%
       +80   WilTel Communications, Inc. ......................     1,267
                                                                 --------
             Total common stocks...............................  $  1,267
                                                                 ========
CONVERTIBLE PREFERRED STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
    ##@@21   Adelphia Communications Corp. ....................  $     --
      ##15   McLeodUSA, Inc. ..................................        61
                                                                 --------
             Total convertible preferred stocks................  $     61
                                                                 ========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 70.1%
             AEROSPACE & DEFENSE -- 0.0%
$      125   Sequa Corp. (Ba3 Moodys)
               8.875% due 04/01/08.............................  $    119
                                                                 --------
             APPAREL & TEXTILE -- 0.4%
    @1,150   Levi Strauss & Co. (B3 Moodys)
               12.25% due 12/15/12.............................     1,127
                                                                 --------
             BANKS -- 0.3%
      +480   Sovereign Bancorp, Inc. (Ba2 Moodys)
               8.625% due 03/15/04.............................       503
       225   Western Financial Bank (B1 Moodys)
               9.625% due 05/15/12.............................       218
                                                                 --------
                                                                      721
                                                                 --------
             BUSINESS SERVICES -- 0.2%
     1,620   Encompass Services Corp. (Default)
               10.50% due 05/01/09.............................        32
       395   Integrated Electrical Services, Inc. (B2 Moodys)
               9.375% due 02/01/09.............................       363
       150   Interpool, Inc. (Ba3 Moodys)
               7.35% due 08/01/07..............................       136
                                                                 --------
                                                                      531
                                                                 --------
             CHEMICALS -- 6.8%
     1,025   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       810
     3,190   Equistar Chemicals LP (BBB- S&P)
               7.55% due 02/15/26..............................     2,456
       600   Equistar Chemicals LP/Equistar Funding Corp. (B
               Fitch)
               10.125% due 09/01/08............................       546
       500   Equister Chemicals LP (B1 Moodys)
               8.75% due 02/15/09..............................       438
    @1,200   FMC Corp. (Baa1 Moodys)
               10.25% due 11/01/09.............................     1,296
     1,050   Ferro Corp. (Baa3 Moodys)
               9.125% due 01/01/09.............................     1,108

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             CHEMICALS -- (CONTINUED)
$     +895   General Chemical Industrial Products, Inc. (Caa2
               Moodys)
               10.625% due 05/01/09............................  $    564
      +280   Georgia Gulf Corp. (B2 Moodys)
               10.375% due 11/01/07............................       297
       345   Georgia Gulf Corp. (Ba2 Moodys)
               7.625% due 11/15/05.............................       357
      +210   Huntsman ICI Chemicals LLC (Caa1 Moodys)
               10.125% due 07/01/09............................       174
       675   IMC Global, Inc. (B+ S&P)
               7.625% due 11/01/05.............................       648
       750   IMC Global, Inc. (BB S&P)
               11.25% due 06/01/11.............................       806
     1,045   Lyondell Chemical Co. (Ba3 Moodys)
               9.625% due 05/01/07.............................     1,003
       750   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................       720
    +1,260   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................     1,217
       785   Millennium America, Inc. (BBB- S&P)
               7.625% due 11/15/26.............................       653
       700   Olin Corp. (Baa3 Moodys)
               9.125% due 12/15/11.............................       795
     +1300   PolyOne Corp. (Baa3 Moodys)
               8.875% due 05/01/12.............................     1,105
     2,905   Solutia, Inc. (Ba3 Moodys)
               11.25% due 07/15/09.............................     2,444
                                                                 --------
                                                                   17,437
                                                                 --------
             COMMUNICATIONS -- 14.1%
    +1,350   AT&T Corp. (Baa2 Moodys)
               8.50% due 11/15/31..............................     1,488
    +##400   Adelphia Communications Corp. (Default)
               8.875% due 01/15/07.............................       104
     1,500   Allegiance Telecom, Inc. (Ca Moodys)
               0.00% due 02/15/08..............................       293
    +1,210   Avaya, Inc. (BB- S&P)
               11.125% due 04/01/09............................     1,095
       530   Columbia/HCA Healthcare Corp. (BBB- S&P)
               7.50% due 11/15/95..............................       494
       450   Focal Communications Corp. (Default)
               0.00% due 02/15/08..............................         9
       810   Focal Communications Corp. (Default)
               11.875% due 01/15/10............................        16
      +170   HCA, Inc. (B3 Moodys)
               7.00% due 07/01/07..............................       180
     1,035   Level 3 Communications, Inc. (CC S&P)
               9.125% due 05/01/08.............................       662
     3,205   Level 3 Communications, Inc. (CC S&P)
               11.00% due 03/15/08.............................     2,067

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
$    5,000   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................  $  3,150
       200   Level 3 Communications, Inc. (CC S&P)
               0.00% due 03/15/10..............................        71
EUR  1,175   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................       666
       225   Loral Space & Communications Ltd. (Ca Moodys)
               9.50% due 01/15/06..............................        36
    +1,600   Lucent Technologies, Inc. (BB Fitch)
               5.50% due 11/15/08..............................       800
    +7,307   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................     3,215
   ##3,150   Metromedia Fiber Network, Inc. (Default)
               10.00% due 11/15/08.............................        39
EUR  ##450   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................         9
     ##365   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................         5
     1,050   NTL Communications Corp. (Default)
               0.00% due 10/01/08..............................        79
     1,430   NTL Communications Corp. (Default)
               11.875% due 10/01/10............................       136
EUR  1,280   NTL Communications Corp. (Default)
               12.375% due 02/01/08............................       128
      +400   NTL, Inc. (Default)
               0.00% due 02/01/06..............................        38
    +1,050   Nextel Communications, Inc. (B3 Moodys)
               0.00% due 02/15/08..............................       961
       485   Nextel Communications, Inc. (B3 Moodys)
               9.375% due 11/15/09.............................       439
     4,070   Nextel Communications, Inc. (B3 Moodys)
               9.75% due 10/31/07..............................     3,765
       570   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       547
     2,570   PanAmSat Corp. (Ba2 Moodys)
               6.875% due 01/15/28.............................     2,133
       665   Panamsat Corp. (B- S&P)
               8.50% due 02/01/12..............................       635
       550   Psinet, Inc. (Default)
               11.00% due 08/01/09.............................        17
    +4,410   Qwest Corp. (A Fitch)
               6.875% due 09/15/33.............................     3,396
       845   Qwest Corp. (A Fitch)
               7.20% due 11/01/04..............................       803
     1,330   Qwest Corp. (A Fitch)
               7.25% due 10/15/35..............................       984

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             COMMUNICATIONS -- (CONTINUED)
$   +1,100   Qwest Corp. (B+ S&P)
               7.625% due 06/09/03.............................  $  1,078
     1,500   RCN Corp. (Ca Moodys)
               0.00% due 10/15/07..............................       330
     6,080   RCN Corp. (Ca Moodys)
               0.00% due 02/15/08..............................     1,125
      @280   Rexnord Corp. (Baa2 Moodys)
               10.125% due 12/15/12............................       287
       960   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................       970
       925   Sprint Capital Corp. (BBB Fitch)
               8.75% due 03/15/32..............................       879
     1,905   Telewest Communications PLC (C S&P)
               11.00% due 10/01/07.............................       343
    ##@@17   Voicestream Wireless Corp. (Baa2 Moodys)
               0.00% due 11/15/09..............................        --
     ##@@0   Voicestream Wireless Corp. (Baa2 Moodys)
               10.375% due 11/15/09............................         1
    +1,925   WorldCom, Inc. (Default)
               7.50% due 05/15/11..............................       452
     9,590   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................     2,254
     ##600   XO Communications, Inc. (Default)
               0.00% due 12/01/09..............................         1
     ##750   XO Communications, Inc. (Default)
               10.50% due 12/01/09.............................         1
     ##445   XO Communications, Inc. (Default)
               10.75% due 11/15/08.............................         1
     1,990   XO Communications, Inc. (Default)
               12.50% due 04/15/06.............................         2
                                                                 --------
                                                                   36,184
                                                                 --------
             CONSTRUCTION -- 1.0%
     1,100   Champion Home Builders Co. (B2 Moodys)
               11.25% due 04/15/07.............................       919
       150   Del Webb Corp. (Ba1 Moodys)
               9.375% due 05/01/09.............................       159
      +350   Kaufman and Broad Home Corp. (Ba2 Moodys)
               7.75% due 10/15/04..............................       357
     1,100   Schuler Homes, Inc., Class A (Baa2 Moodys)
               9.375% due 07/15/09.............................     1,122
       125   Toll Corp. (Ba2 Moodys)
               7.75% due 09/15/07..............................       123
                                                                 --------
                                                                    2,680
                                                                 --------
             CONSUMER DURABLES -- 0.1%
       260   Collins & Aikman Floor Cover (B2 Moodys)
               9.75% due 02/15/10..............................       260
                                                                 --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CONSUMER NON-DURABLES -- 0.9%
$     @315   AmerisourceBergen Corp. (Baa2 Moodys)
               7.25% due 11/15/12..............................  $    323
      +597   Armkel LLC (B- S&P)
               9.50% due 08/15/09..............................       648
      @750   Johnsondiversey, Inc. (B2 Moodys)
               9.625% due 05/15/12.............................       789
      @585   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................       562
                                                                 --------
                                                                    2,322
                                                                 --------
             CONSUMER SERVICES -- 1.7%
      @520   Donnelley (R.H.) Finance Corp. I (B1 Moodys)
               8.875% due 12/15/10.............................       556
    +3,080   Service Corp. International (B1 Moodys)
               6.50% due 03/15/08..............................     2,757
       830   Service Corp. International (B1 Moodys)
               6.875% due 10/01/07.............................       759
      +400   Service Corp. International (B1 Moodys)
               7.875% due 02/01/13.............................       357
                                                                 --------
                                                                    4,429
                                                                 --------
             DRUGS -- 0.6%
       685   Alaris Medical Systems, Inc. (B2 Moodys)
               11.625% due 12/01/06............................       770
       800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
               7.125% due 05/15/08.............................       839
                                                                 --------
                                                                    1,609
                                                                 --------
             ELECTRICAL EQUIPMENT -- 0.6%
    @1,625   Perkinelmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................     1,601
                                                                 --------
             ENERGY & SERVICES -- 5.3%
       200   Belco Oil & Gas Corp. (Ba3 Moodys)
               8.875% due 09/15/07.............................       209
      +125   Clark Refining & Marketing, Inc. (Ba3 Moodys)
               8.625% due 08/15/08.............................       119
     1,100   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................     1,082
       +75   Cross Timbers Oil Co. (Ba3 Moodys)
               8.75% due 11/01/09..............................        78
       200   Key Energy Services, Inc. (Ba3 Moodys)
               8.375% due 03/01/08.............................       209
       785   Magnum Hunter Resources, Inc. (B2 Moodys)
               9.60% due 03/15/12..............................       834
     1,300   Newpark Resources, Inc. (B2 Moodys)
               8.625% due 12/15/07.............................     1,242

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             ENERGY & SERVICES -- (CONTINUED)
$      375   Nuevo Energy Co. (B2 Moodys)
               9.375% due 10/01/10.............................  $    384
      +553   Nuevo Energy Co. (B2 Moodys)
               9.50% due 06/01/08..............................       570
       242   Peabody Energy Corp. (B1 Moodys)
               9.625% due 05/15/08.............................       256
     1,750   Pioneer Natural Resources Co. (BB Fitch)
               6.50% due 01/15/08..............................     1,798
     1,300   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................     1,252
       500   Pioneer Natural Resources Co. (BB Fitch)
               9.625% due 04/01/10.............................       595
      @800   Plains E&P Co. (B2 Moodys)
               8.75% due 07/01/12..............................       832
       850   Pogo Producing Co. (B1 Moodys)
               10.375% due 02/15/09............................       921
    +1,685   Swift Energy Co. (B3 Moodys)
               10.25% due 08/01/09.............................     1,685
      +510   Tesoro Petroleum Corp. (B2 Moodys)
               9.00% due 07/01/08..............................       337
      +500   Tesoro Petroleum Corp. (B2 Moodys)
               9.625% due 11/01/08.............................       340
    +1,030   Tesoro Petroleum Corp. (B2 Moodys)
               9.625% due 04/01/12.............................       670
      +285   Vintage Petroleum, Inc. (Ba3 Moodys)
               8.25% due 05/01/12..............................       296
                                                                 --------
                                                                   13,709
                                                                 --------
             FINANCIAL SERVICES -- 1.0%
    +1,150   Capital One Bank (A- Fitch)
               8.25% due 06/15/05..............................     1,163
     1,470   Enron Corp. (Default)
               6.95% due 07/15/28..............................       191
        60   RFS Partnership LP (B1 Moodys)
               9.75% due 03/01/12..............................        61
     1,250   Xerox Credit Corp. (B1 Moodys)
               6.10% due 12/16/03..............................     1,213
                                                                 --------
                                                                    2,628
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.3%
       170   B&G Foods, Inc. (B3 Moodys)
               9.625% due 08/01/07.............................       175
      @570   Del Monte Foods Corp. (B2 Moodys)
               8.625% due 12/15/12.............................       581
     1,200   Dole Food Co. (BBB- S&P)
               7.25% due 05/01/09..............................     1,162
       390   Hercules, Inc. (BB- Fitch)
               6.60% due 08/01/27..............................       382
    +1,400   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................     1,561

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$    1,450   John Q Hammons Hotels LP/John Q Hammons Hotels
               Finance Corp. III (Baa2 Moodys)
               8.875% due 05/15/12.............................  $  1,457
     1,120   Land O' Lakes, Inc. (Ba3 Moodys)
               8.75% due 11/15/11..............................       622
                                                                 --------
                                                                    5,940
                                                                 --------
             FOREIGN CORPORATIONS -- 0.0%
EUR  1,025   NTL Communications Corp. (Default)
               9.875% due 11/15/09.............................  $    102
                                                                 --------
             FOREST & PAPER PRODUCTS -- 5.3%
       500   Boise Cascade Corp. (BB+ S&P)
               7.35% due 02/01/16..............................       449
     1,460   Boise Cascade Corp. (Baa3 Moodys)
               7.50% due 02/01/08..............................     1,518
     1,100   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................     1,162
       600   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       462
    +1,525   Georgia-Pacific Corp. (Ba1 Moodys)
               7.50% due 05/15/06..............................     1,449
       580   Georgia-Pacific Corp. (BBB- S&P)
               8.875% due 05/15/31.............................       499
      +825   Georgia-Pacific Corp. (Ba1 Moodys)
               9.875% due 11/01/21.............................       743
       780   Longview Fibre Co. (B2 Moodys)
               10.00% due 01/15/09.............................       819
      +945   Louisiana-Pacific Corp. (BB- S&P)
               8.50% due 08/15/05..............................       980
     1,350   Potlatch Corp. (Baa3 Moodys)
               9.425% due 12/01/09.............................     1,494
    +1,110   Potlatch Corp. (Ba1 Moodys)
               10.00% due 07/15/11.............................     1,215
     2,550   Stone Container Corp. (B2 Moodys)
               9.75% due 02/01/11..............................     2,729
                                                                 --------
                                                                   13,519
                                                                 --------
             HEALTH SERVICES -- 3.0%
       250   AdvancePCS (Ba2 Moodys)
               8.50% due 04/01/08..............................       260
     1,261   HCA, Inc. (BBB- S&P)
               7.125% due 06/01/06.............................     1,336
       305   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................       316
     1,595   IASIS Healthcare Corp. (CCC+ S&P)
               13.00% due 10/15/09.............................     1,699
     1,400   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................     1,454
      +500   Manor Care, Inc. (BBB S&P)
               8.00% due 03/01/08..............................       528

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             HEALTH SERVICES -- (CONTINUED)
$   +1,380   Select Medical Corp. (B3 Moodys)
               9.50% due 06/15/09..............................  $  1,428
      +240   Vanguard Health Systems, Inc. (B3 Moodys)
               9.75% due 08/01/11..............................       229
       570   Ventas Realty LP/Cap Corp. (Ba3 Moodys)
               8.75% due 05/01/09..............................       590
                                                                 --------
                                                                    7,840
                                                                 --------
             HOTELS & GAMING -- 2.7%
     1,600   Hilton Hotels Corp. (Ba1 Moodys)
               7.625% due 05/15/08.............................     1,637
       400   MGM Mirage, Inc. (Ba1 Moodys)
               6.875% due 02/06/08.............................       409
     1,940   Mirage Resorts, Inc. (Ba1 Moodys)
               7.25% due 10/15/06..............................     2,024
      +500   Penn National Gaming, Inc. (B3 Moodys)
               11.125% due 03/01/08............................       548
       +50   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               6.75% due 11/15/05..............................        50
    @1,650   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               7.375% due 05/01/07.............................     1,621
      @515   Venetian Casino Resort LLC (Ba1 Moodys)
               11.00% due 06/15/10.............................       538
                                                                 --------
                                                                    6,827
                                                                 --------
             MACHINERY -- 0.4%
      +315   Briggs & Stratton Corp. (Ba1 Moodys)
               8.875% due 03/15/11.............................       339
      @485   Cummins, Inc. (Ba3 Moodys)
               9.50% due 12/01/10..............................       517
       200   Joy Global, Inc. (B2 Moodys)
               8.75% due 03/15/12..............................       209
                                                                 --------
                                                                    1,065
                                                                 --------
             MEDIA & ENTERTAINMENT -- 4.4%
       125   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B3 Moodys)
               0.00% due 01/15/11..............................        33
       520   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               8.625% due 04/01/09.............................       231
      +990   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               9.625% due 11/15/09.............................       441
       570   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               10.00% due 04/01/09.............................       254

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- (CONTINUED)
     1,270   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               10.00% due 05/15/11.............................  $    565
     2,645   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B+ S&P)
               10.75% due 10/01/09.............................     1,197
     1,925   EchoStar DBS Corp. (B1 Moodys)
               9.375% due 02/01/09.............................     2,036
     1,475   Hollinger International Publishing, Inc. (B S&P)
               9.25% due 02/01/06..............................     1,521
       600   Hollinger International Publishing, Inc. (B S&P)
               9.25% due 03/15/07..............................       628
       350   PRIMEDIA, Inc. (B3 Moodys)
               7.625% due 04/01/08.............................       312
      +350   PRIMEDIA, Inc. (B3 Moodys)
               8.50% due 02/01/06..............................       328
      +250   PRIMEDIA, Inc. (B3 Moodys)
               10.25% due 06/01/04.............................       245
       550   Park Place Entertainment Corp. (BBB- S&P)
               9.375% due 02/15/07.............................       587
    +1,100   Six Flags, Inc. (B2 Moodys)
               8.875% due 02/01/10.............................     1,034
     1,080   Time Warner Telecom, Inc. (B3 Moodys)
               9.75% due 07/15/08..............................       605
     1,100   USA Networks, Inc. (Baa3 Moodys)
               6.75% due 11/15/05..............................     1,152
       225   World Color Press, Inc. (BB Fitch)
               7.75% due 02/15/09..............................       232
                                                                 --------
                                                                   11,401
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
       390   Apogent Technologies, Inc. (Baa3 Moodys)
               8.00% due 04/01/11..............................       447
       850   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................       864
     2,120   Owens-Brockway (B2 Moodys)
               8.875% due 02/15/09.............................     2,184
      +620   United Surgical Partners International, Inc. (B3
               Moodys)
               10.00% due 12/15/11.............................       636
                                                                 --------
                                                                    4,131
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             METALS, MINERALS & MINING -- 5.2%
$   +2,855   AK Steel Holding Corp. (B1 Moodys)
               7.875% due 02/15/09.............................  $  2,884
       325   Compass Minerals Groups, Inc. (B3 Moodys)
               10.00% due 08/15/11.............................       356
      +495   Crown Cork & Seal Co. (Ca Moodys)
               8.00% due 04/15/23..............................       349
       290   Cyprus Amax Minerals Co. (Baa3 Moodys)
               8.375% due 02/01/23.............................       261
      +375   Earle M Jorgensen Co. (B- S&P)
               9.75% due 06/01/12..............................       382
       270   Newmont Mining Corp. (BBB S&P)
               8.625% due 05/15/11.............................       315
      @625   Oregon Steel Mills, Inc. (Ba2 Moodys)
               10.00% due 07/15/09.............................       634
       990   Phelps Dodge Corp. (BBB+ Fitch)
               8.75% due 06/01/11..............................     1,024
     3,740   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................     3,879
       560   Santa Fe Pacific Gold Corp. (BBB S&P)
               8.375% due 07/01/05.............................       607
      +170   Silgan Corp. (B S&P)
               9.00% due 06/01/09..............................       177
     2,640   United States Steel LLC (Ba3 Moodys)
               10.75% due 08/01/08.............................     2,600
                                                                 --------
                                                                   13,468
                                                                 --------
             REAL ESTATE -- 0.6%
    +1,330   Stewart Enterprises, Inc. (B2 Moodys)
               10.75% due 07/01/08.............................     1,470
                                                                 --------
             RETAIL -- 1.1%
     1,000   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................     1,016
       348   Dillard's, Inc. (Ba3 Moodys)
               6.625% due 01/15/18.............................       298
       255   Dillard's, Inc. (Ba3 Moodys)
               7.13% due 08/01/18..............................       219
     1,450   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               8.25% due 08/15/22..............................     1,233
                                                                 --------
                                                                    2,766
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.4%
       855   Plastipak Holdings, Inc. (B3 Moodys)
               10.75% due 09/01/11.............................       899
                                                                 --------
             SOFTWARE & SERVICES -- 0.9%
       370   Time Warner Entertainment Co. LP (Baa1 Moodys)
               8.375% due 03/15/23.............................       416
    +1,100   Unisys Corp. (Ba1 Moodys)
               7.25% due 01/15/05..............................     1,111
       550   Unisys Corp. (Ba1 Moodys)
               8.125% due 06/01/06.............................       573
                                                                 --------
                                                                    2,100
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
TRANSPORTATION -- 1.3%
$     +860   AMR Corp. (B1 Moodys)
               9.00% due 08/01/12..............................  $    421
      +120   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................        83
     2,335   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................     1,378
       633   Delta Air Lines, Inc. (Ba3 Moodys)
               9.00% due 05/15/16..............................       411
      +715   Sequa Corp. (Ba3 Moodys)
               9.00% due 08/01/09..............................       686
      +100   United Air Lines, Inc. (Default)
               9.125% due 01/15/12.............................        10
     1,945   United Air Lines, Inc. (Default)
               9.75% due 08/15/21..............................       185
       165   United Air Lines, Inc. (Default)
               10.67% due 05/01/04.............................        17
                                                                 --------
                                                                    3,191
                                                                 --------

             UTILITIES -- 7.9%
       405   Allied Waste North America, Inc. (Ba3 Moodys)
               7.625% due 01/01/06.............................       403
     1,100   Allied Waste North America, Inc. (Ba3 Moodys)
               8.875% due 04/02/08.............................     1,113
      @550   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................       564
       450   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.375% due 01/15/08.............................       424
     1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.40% due 09/15/35..............................     1,234
       500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.875% due 03/15/05.............................       498
       120   CMS Energy Corp. (B3 Moodys)
               8.50% due 04/15/11..............................       104
      +815   CMS Energy Corp. (B3 Moodys)
               8.90% due 07/15/08..............................       725
      +200   Calpine Corp. (B1 Moodys)
               8.625% due 08/15/10.............................        85
     ##500   Cogentrix Energy, Inc. (BB+ S&P)
               8.75% due 10/15/08..............................       233
       125   El Paso Electric Co. (Ba3 Moodys)
               9.40% due 05/01/11..............................       126
     2,000   IPC Acquisition Corp. (B3 Moodys)
               11.50% due 12/15/09.............................     1,720
       560   Kansas Gas & Electric Co. (Ba3 Moodys)
               6.50% due 08/01/05..............................       547

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             UTILITIES -- (CONTINUED)
$      300   Kansas Gas & Electric Co. (Aaa Moodys)
               7.60% due 12/15/03..............................  $    304
    +4,290   Mission Energy Holding Co. (BBB- Fitch)
               13.50% due 07/15/08.............................       987
     1,130   Sierra Pacific Power Co. (Aaa Moodys)
               8.00% due 06/01/08..............................     1,058
     2,400   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................     2,004
     3,195   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.125% due 01/15/05.............................     3,051
    @1,100   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.875% due 07/15/12.............................     1,100
     1,150   Waste Management, Inc. (Ba1 Moodys)
               6.50% due 11/15/08..............................     1,244
     1,000   Westar Energy, Inc. (Ba1 Moodys)
               7.65% due 04/15/23..............................       859
     1,700   Westar Energy, Inc. (Ba1 Moodys)
               7.875% due 05/01/07.............................     1,721
                                                                 --------
                                                                   20,104
                                                                 --------
             Total corporate notes.............................  $180,180
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES  V -- 16.7%
             FOREIGN CORPORATIONS -- 11.8%
     1,863   AT&T Canada, Inc. (Default)
               7.625% due 03/15/05.............................       317
     1,175   Asia Global Crossing Ltd. (Default)
               13.375% due 10/15/10............................       128
   @@3,033   Australis Media Ltd. (Not Rated)
               15.75% due 05/15/03.............................        --
     2,150   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................     2,322
    @1,050   Burns Philp Capital Property Ltd. (B2 Moodys)
               9.75% due 07/15/12..............................     1,008
       900   CP Ships Ltd. (Ba3 Moodys)
               10.375% due 07/15/12............................       945
     1,150   Callahan Nordhein-Westfalen GmbH (Default)
               14.00% due 07/15/10.............................        43
      +525   Deutsche Telekom International Finance BV (Baa1
               Moodys)
               9.25% due 06/01/32..............................       666
 EUR   381   Flowserve Finance B.V. (B2 Moodys)
               12.25% due 08/15/10.............................       424
     2,000   France Telecom S.A. (Baa3 Moodys)
               10.00% due 03/01/31.............................     2,435
   ##5,466   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................       164
   ##4,535   Global Crossing Holdings Ltd. (Default)
               9.625% due 05/15/08.............................       136

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
       900   Inco Ltd. (Baa3 Moodys)
               9.60% due 06/15/22..............................  $    948
 EUR   780   KPNQuest N.V. (Default)
               7.125% due 06/01/09.............................         4
   @@2,665   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................        --
 EUR   585   Kappa Beheer BV (B2 Moodys)
               10.625% due 07/15/09............................       651
     8,134   Marconi Corp. PLC (Ca Moodys)
               8.375% due 09/15/30.............................     1,261
 EUR 1,250   Messer Griesheim GmbH (B+ S&P)
               10.375% due 06/01/11............................     1,404
     1,275   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................     1,352
     4,085   Nortel Networks Corp. (Ba3 Moodys)
               6.125% due 02/15/06.............................     2,737
       835   Nortel Networks Corp. (Ba3 Moodys)
               6.875% due 09/01/23.............................       426
       250   Northern Telecom Capital (B3 Moodys)
               7.875% due 06/15/26.............................       128
    +1,295   Nova Chemicals Corp. (BB+ S&P)
               7.00% due 05/15/06..............................     1,256
     2,850   Petroleum Geo-Services ASA (Ba3 Moodys)
               7.125% due 03/30/28.............................       741
     1,085   Petroleum Geo-Services ASA (Ba3 Moodys)
               8.15% due 07/15/29..............................       293
       100   Placer Dome, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       110
     1,445   Quebecor Media, Inc. (B2 Moodys)
               11.125% due 07/15/11............................     1,331
       600   Rogers Cantel, Inc. (Ba3 Moodys)
               9.375% due 06/01/08.............................       564
       575   Rogers Cantel, Inc. (Ba3 Moodys)
               9.75% due 06/01/16..............................       519
       950   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................       975
     1,040   Telewest Communications PLC (C S&P)
               9.625% due 10/01/06.............................       187
       620   Tembec Industries, Inc. (Ba1 Moodys)
               7.75% due 03/15/12..............................       601
       875   Tembec Industries, Inc. (Ba1 Moodys)
               8.50% due 02/01/11..............................       882
       550   Tembec Industries, Inc. (Ba1 Moodys)
               8.625% due 06/30/09.............................       554
    +4,425   Tyco International Group S.A. (Ba2 Moodys)
               6.375% due 02/15/06.............................     4,292

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             FOREIGN CORPORATIONS -- (CONTINUED)
 EUR   670   United Pan-Europe Communications N.V. (Default)
               10.875% due 11/01/07............................  $     35
       150   United Pan-Europe Communications N.V. (Default)
               10.875% due 08/01/09............................        11
      +600   Xerox Capital PLC (B1 Moodys)
               5.875% due 05/15/04.............................       573
                                                                 --------
                                                                   30,423
                                                                 --------
             FOREIGN GOVERNMENTS -- 4.9%
EUR  2,390   Deutschland Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................  $  2,562
 EUR 3,115   France BTAN (AAA S&P)
               4.50% due 07/12/03..............................     3,298
 EUR   227   Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.75% due 04/15/03..............................       239
 EUR 2,200   Netherlands Government (Aaa Moodys)
               6.50% due 04/15/03..............................     2,334
       250   Republic of Brazil (B Fitch)
               12.75% due 01/15/20.............................       174
       250   Republic of Colombia (Ba2 Moodys)
               8.375% due 02/15/27.............................       193
       @17   Republic of Ecuador (Caa2 S&P)
               12.00% due 11/15/12.............................        10
      @290   Republic of Ecuador (Caa2 S&P)
               6.00% due 08/15/30..............................       120
      @600   Russian Federation (BB- Fitch)
               11.00% due 07/24/18.............................       719
GBP  1,690   UK Treasury Gilt (AAA S&P)
               8.00% due 06/10/03..............................     2,771
                                                                 --------
                                                                   12,420
                                                                 --------
             Total foreign/yankee bonds & notes................  $ 42,843
                                                                 ========
  SHARES
----------
PREFERRED STOCKS -- 0.4%
             COMMUNICATIONS -- 0.0%
       @@8   Nextlink Communications, Inc. ....................  $     --
                                                                 --------
             ELECTRONICS -- 0.1%
        @4   Xerox Corp. ......................................       215
                                                                 --------
             METALS, MINERALS & MINING -- 0.3%
        29   Rio Algom Ltd. ...................................       725
                                                                 --------
             Total preferred stocks............................  $    940
                                                                 ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
        33   McLeodUSA, Inc. ..................................  $     10
       @@0   Minorplanet Systems USA, Inc. ....................        --
       ##3   Powertel, Inc. ...................................        47
    @##@@3   Solutia, Inc. ....................................        --
       ##1   Splitrock Services, Inc. .........................         9
       ##5   TELUS Corp. ......................................        12
                                                                 --------
                                                                       78
                                                                 --------
             Total warrants....................................  $     78
                                                                 ========
SHORT-TERM SECURITIES -- 25.6%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 15.9%
    40,968   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 40,968
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 9.7%
$   25,048   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $ 25,048
                                                                 --------
             Total short-term securities.......................  $ 66,016
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $824)..........    0.5%  $  1,267
Total convertible preferred stocks (cost
  $614)..................................    0.0         61
Total corporate notes (cost $202,408)....   70.1    180,180
Total foreign/yankee bonds & notes (cost
  $57,512)...............................   16.7     42,843
Total preferred stocks (cost $1,023).....    0.4        940
Total warrants (cost $97)................    0.0         78
Total short-term securities (cost
  $66,016)...............................   25.6     66,016
                                           -----   --------
Total investment in securities (total
  cost $328,494) -- including $39,895 of
  securities loaned (See Note 2(i))......  113.3    291,385
Cash, receivables and other assets.......    2.6      6,747
Securities lending collateral payable to
  brokers (See Note 2(i))................  (15.9)   (40,968)
Other liabilities........................   (0.0)       (63)
                                           -----   --------
Net assets...............................  100.0%  $257,101
                                           =====   ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 30,329 shares
  outstanding...................................  $     30
Paid in capital.................................   318,519
Accumulated net investment income...............    18,851
Accumulated net realized loss on investments....   (43,232)
Unrealized depreciation on securities...........   (37,109)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        42
                                                  --------
Net assets......................................  $257,101
                                                  ========


Class IA
  Net asset value per share ($200,017 / 23,566
    shares outstanding) (2,600,000 shares
    authorized)...................................   $8.49
                                                     =====
Class IB
  Net asset value per share ($57,084 / 6,763
    shares outstanding) (200,000 shares
    authorized)...................................   $8.44
                                                     =====


    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $15,000 or 5.8% of net assets.

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $823 or 0.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR = Euro
       GBP = British Pound

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 0.6%
$    4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................  $    4,510
     1,100   Citibank Credit Card Master Trust l, Series
               1999-7, Class B (A2 Moodys)
               6.90% due 11/15/06..............................       1,192
     7,600   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       7,986
       825   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         885
                                                                 ----------
                                                                     14,573
                                                                 ----------
             Total collateralized mortgage obligations.........  $   14,573
                                                                 ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
       +26   WilTel Communications, Inc. ......................  $      403
                                                                 ----------
             Total common stocks...............................  $      403
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES V -- 35.5%
             BANKS -- 0.6%
$  +14,450   Ford Motor Credit Corp. (A3 Moodys)
               6.875% due 02/01/06.............................  $   14,475
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         524
                                                                 ----------
                                                                     14,999
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (BBB- Fitch)
               7.20% due 08/01/07..............................         453
                                                                 ----------
             CHEMICALS -- 2.7%
     4,560   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       3,602
    +2,000   Dow Chemical Co. (The) (A+ Fitch)
               5.75% due 12/15/08..............................       2,087
     3,255   Equistar Chemicals LP (BBB- S&P)
               7.55% due 02/15/26..............................       2,506
   @11,208   FMC Corp. (Baa1 Moodys)
               10.25% due 11/01/09.............................      12,105
     4,080   Ferro Corp. (Baa3 Moodys)
               7.125% due 04/01/28.............................       3,448

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             CHEMICALS -- (CONTINUED)
$      500   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................  $      480
    +3,510   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................       3,392
     3,025   Millennium America, Inc. (BBB- S&P)
               7.625% due 11/15/26.............................       2,515
     5,370   Olin Corp. (BBB+ Fitch)
               9.125% due 12/15/11.............................       6,099
     1,700   Pollyone Corp. (Baa3 Moodys)
               6.875% due 12/01/04.............................       1,621
     2,125   PolyOne Corp. (Baa3 Moodys)
               8.875% due 05/01/12.............................       1,806
    13,125   Praxair, Inc. (AAA Fitch)
               4.75% due 07/15/07..............................      13,806
    15,810   Solutia, Inc. (Ba3 Moodys)
               11.25% due 07/15/09.............................      13,300
    +2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moodys)
               6.75% due 09/01/07..............................       2,310
                                                                 ----------
                                                                     69,077
                                                                 ----------
             COMMUNICATIONS -- 6.4%
    27,180   AT&T Corp. (Baa2 Moodys)
               8.50% due 11/15/31..............................      29,959
    +8,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               7.50% due 05/01/07..............................       8,858
     3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
               7.50% due 11/15/95..............................       2,938
     1,000   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................       1,158
    24,296   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................      10,690
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................       1,104
       300   NTL, Inc. (Default)
               0.00% due 02/01/06..............................          29
       750   Nextel Communications, Inc. (Default)
               0.00% due 10/01/08..............................          56
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,186
     3,485   PanAmSat Corp. (Ba2 Moodys)
               6.875% due 01/15/28.............................       2,893
       400   Psinet, Inc. (Default)
               11.00% due 08/01/09.............................          12
    +4,250   Qwest Corp. (A Fitch)
               6.625% due 09/15/05.............................       3,953
   +22,465   Qwest Corp. (A Fitch)
               6.875% due 09/15/33.............................      17,298
       910   Qwest Corp. (A Fitch)
               7.25% due 10/15/35..............................         673

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
$    8,835   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................  $    8,393
    15,140   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................      15,291
    12,700   Sprint Capital Corp. (BBB Fitch)
               8.75% due 03/15/32..............................      12,065
    33,500   Verizon New York, Inc. (A1 Moodys)
               6.875% due 04/01/12.............................      37,633
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................          --
     ##@@0   Voicestream Wireless Corp. (Baa2 Moodys)
               10.375% due 11/15/09............................          --
    35,656   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................       8,379
     ##600   XO Communications, Inc. (Default)
               0.00% due 12/01/09..............................           1
   ##@@300   XO Communications, Inc. (Default)
               10.50% due 12/01/09.............................          --
                                                                 ----------
                                                                    162,569
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    +9,075   Hewlett-Packard Co. (A3 Moodys)
               5.75% due 12/15/06..............................       9,752
                                                                 ----------
             CONSTRUCTION -- 0.1%
     1,500   Chesapeake & Potomac Telephone Co. (Aa2 Moodys)
               8.30% due 08/01/31..............................       1,898
                                                                 ----------
             CONSUMER DURABLES -- 0.5%
   @12,500   Owens-Illinois, Inc. (Baa2 Moodys)
               8.75% due 11/15/12..............................      12,688
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
    @6,545   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................       6,283
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.9%
    @8,125   Perkinelmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       8,003
     8,230   Rockwell International Corp. (A S&P)
               5.20% due 01/15/98..............................       6,974
     6,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................       6,632
                                                                 ----------
                                                                     21,609
                                                                 ----------
             ENERGY & SERVICES -- 4.3%
    12,910   Conoco, Inc. (Baa1 Moodys)
               6.35% due 10/15/11..............................      14,416
    16,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................      16,302

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             ENERGY & SERVICES -- (CONTINUED)
$  +12,000   El Paso CGP Co. (Baa2 Moodys)
               7.625% due 09/01/08.............................  $    9,480
     5,000   Lasmo (USA), Inc. (AA S&P)
               7.50% due 06/30/06..............................       5,680
     6,800   Occidental Petroleum Corp. (Baa2 Moodys)
               7.375% due 11/15/08.............................       7,947
     6,740   Ocean Energy, Inc. (Baa3 Moodys)
               7.25% due 10/01/11..............................       7,686
     1,000   Pioneer Natural Resources Co. (BB Fitch)
               6.50% due 01/15/08..............................       1,027
    13,525   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................      13,028
       250   Pioneer Natural Resources Co. (BB Fitch)
               9.625% due 04/01/10.............................         297
      +400   Swift Energy Co. (B3 Moodys)
               10.25% due 08/01/09.............................         400
      +810   Tesoro Petroleum Corp. (B2 Moodys)
               9.00% due 07/01/08..............................         535
     1,000   Tosco Corp. (A3 Moodys)
               8.125% due 02/15/30.............................       1,275
     2,500   Union Oil Co. of California (Baa1 Moodys)
               9.375% due 02/15/11.............................       3,140
     6,500   Valero Energy Corp. (Baa2 Moodys)
               6.125% due 04/15/07.............................       6,718
    +8,300   Valero Energy Corp. (Baa2 Moodys)
               6.875% due 04/15/12.............................       8,644
    +1,750   Valero Energy Corp. (Baa2 Moodys)
               8.375% due 06/15/05.............................       1,870
    +8,500   Valero Energy Corp. (Baa2 Moodys)
               8.75% due 06/15/30..............................       9,761
                                                                 ----------
                                                                    108,206
                                                                 ----------
             FINANCIAL SERVICES -- 1.0%
    12,150   Capital One Bank (A- Fitch)
               8.25% due 06/15/05..............................      12,281
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,179
    @9,250   TIAA Global Markets (Aaa Moodys)
               4.125% due 11/15/07.............................       9,568
                                                                 ----------
                                                                     25,028
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
     8,120   Archer-Daniels-Midland Co. (A1 Moodys)
               6.95% due 12/15/97..............................       9,113
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,270
    10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................      11,332

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$    5,350   Dole Food Co. (BBB- S&P)
               7.25% due 05/01/09..............................  $    5,181
       250   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................         279
                                                                 ----------
                                                                     30,175
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 3.9%
    11,400   Boise Cascade Corp. (Baa3 Moodys)
               7.50% due 02/01/08..............................      11,857
     2,350   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................       2,483
    +8,950   Bowater, Inc. (AA- S&P)
               9.00% due 08/01/09..............................      10,124
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,156
     6,405   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       4,932
    12,890   Georgia-Pacific Corp. (BBB- S&P)
               8.875% due 05/15/31.............................      11,085
    +3,020   International Paper Co. (BBB+ Fitch)
               6.75% due 09/01/11..............................       3,360
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,928
     4,500   Mead Corp. (The) (Baa2 Moodys)
               7.55% due 03/01/47..............................       4,843
    12,100   Potlatch Corp. (Baa3 Moodys)
               9.425% due 12/01/09.............................      13,386
    12,075   Weyerhaeuser Co. (A Fitch)
               5.50% due 03/15/05..............................      12,640
     7,900   Weyerhaeuser Co. (A Fitch)
               5.95% due 11/01/08..............................       8,433
     6,300   Weyerhaeuser Co. (A Fitch)
               7.25% due 07/01/13..............................       7,127
                                                                 ----------
                                                                     98,354
                                                                 ----------
             HEALTH SERVICES -- 1.8%
     4,400   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................  $    4,637
    14,645   HCA, Inc. (BBB- S&P)
               7.125% due 06/01/06.............................      15,520
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................       6,793
    +1,120   Manor Care, Inc. (BBB S&P)
               8.00% due 03/01/08..............................       1,182
   +19,700   Tenet Healthcare Corp. (BBB S&P)
               5.375% due 11/15/06.............................      18,026
                                                                 ----------
                                                                     46,158
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             HOTELS & GAMING -- 1.0%
$   +7,405   MGM Mirage, Inc. (BBB- S&P)
               8.50% due 09/15/10..............................  $    8,183
   @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB-
               S&P)
               7.375% due 05/01/07.............................      17,832
                                                                 ----------
                                                                     26,015
                                                                 ----------
             INSURANCE -- 1.3%
       700   Aetna, Inc. (BBB+ Fitch)
               7.375% due 03/01/06.............................         759
    16,300   Aetna, Inc. (BBB+ Fitch)
               7.875% due 03/01/11.............................      18,315
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................       5,799
       500   Reliastar Financial Corp. (Aa3 Moodys)
               8.00% due 10/30/06..............................         571
   ##4,300   Trenwick Group, Inc. (BB S&P)
               6.70% due 04/01/03..............................       1,032
     5,815   Wellpoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................       6,344
                                                                 ----------
                                                                     32,820
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 1.0%
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,593
     4,165   Clear Channel Communications, Inc. (Baa2 Moodys)
               7.25% due 09/15/03..............................       4,249
      +500   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................         521
    12,935   USA Networks, Inc. (Baa3 Moodys)
               6.75% due 11/15/05..............................      13,546
                                                                 ----------
                                                                     24,909
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
     3,600   Apogent Technologies, Inc. (Baa3 Moodys)
               8.00% due 04/01/11..............................       4,130
     6,000   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................       6,102
                                                                 ----------
                                                                     10,232
                                                                 ----------
             METALS, MINERALS & MINING -- 1.8%
     2,765   Newmont Mining Corp. (BBB S&P)
               8.625% due 05/15/11.............................       3,230
    @2,000   Oregon Steel Mills, Inc. (Ba2 Moodys)
               10.00% due 07/15/09.............................       2,030
     2,790   Phelps Dodge Corp. (BBB+ Fitch)
               8.75% due 06/01/11..............................       2,887

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES V -- (CONTINUED)
             METALS, MINERALS & MINING -- (CONTINUED)
$  +25,200   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................  $   26,136
     4,650   Santa Fe Pacific Gold Corp. (BBB S&P)
               8.375% due 07/01/05.............................       5,041
     7,530   United States Steel LLC (A Fitch)
               10.75% due 08/01/08.............................       7,417
                                                                 ----------
                                                                     46,741
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
    +4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,669
                                                                 ----------
             RETAIL -- 0.0%
     1,115   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................       1,133
                                                                 ----------
             SOFTWARE & SERVICES -- 1.2%
    10,440   AOL Time Warner, Inc. (Baa1 Moodys)
               6.15% due 05/01/07..............................      10,845
    +7,800   CRH America, Inc. (A- Fitch)
               6.95% due 03/15/12..............................       8,738
   +10,000   Computer Sciences Corp. (A2 Moodys)
               6.75% due 06/15/06..............................      10,837
                                                                 ----------
                                                                     30,420
                                                                 ----------
             TRANSPORTATION -- 1.5%
     1,550   American Airlines, Inc. (AA+ S&P)
               7.858% due 10/01/11.............................  $    1,504
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         259
   +12,750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.30% due 01/15/12..............................      14,307
    +1,150   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................         794
     5,200   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................       3,068
     1,300   Delta Air Lines, Inc. (Baa2 Moodys)
               10.50% due 04/30/16.............................         929
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,695
    +5,300   General Motors Acceptance Corp. (A2 Moodys)
               6.125% due 09/15/06.............................       5,385
     2,400   Sequa Corp. (BB+ Fitch)
               8.875% due 04/01/08.............................       2,292
     4,348   US Airways Group, Inc. (A+ S&P)
               6.76% due 04/15/08..............................       3,698
    +3,885   United Air Lines, Inc. (Default)
               9.75% due 08/15/21..............................         369
                                                                 ----------
                                                                     37,300
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             UTILITIES -- 3.1%
$  @13,600   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $   13,940
     4,725   Appalachian Power Co. (BBB+ Fitch)
               2.12% due 08/20/03..............................       4,733
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,975
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,695
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,268
   @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
               2.626% due 06/02/03.............................      10,007
     2,850   Mission Energy Holding Co. (BBB- Fitch)
               13.50% due 07/15/08.............................         656
     3,100   PacifiCorp. (A S&P)
               6.12% due 01/15/06..............................       3,389
     4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................       4,128
       850   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.00% due 10/15/28..............................         655
       500   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................         418
    +7,590   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.125% due 01/15/05.............................       7,248
     4,500   Transcontinental Gas Pipe LN (Ba2 Moodys)
               7.25% due 12/01/26..............................       3,780
   @11,000   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.875% due 07/15/12.............................      11,000
     2,340   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................       2,369
                                                                 ----------
                                                                     77,261
                                                                 ----------
             Total corporate notes.............................  $  898,749
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 18.8%
             FOREIGN CORPORATIONS -- 10.5%
$   10,510   AT&T Canada, Inc. (Default)
               7.625% due 03/15/05.............................  $    1,787
     2,750   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.30% due 08/01/05..............................       2,931
       250   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.85% due 08/01/30..............................         269

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
$      125   Asia Global Crossing Ltd. (Default)
               13.375% due 10/15/10............................  $       14
   @@1,008   Australis Media Ltd. (Not Rated)
               15.75% due 05/15/03.............................          --
    19,700   BT Group PLC (A- S&P)
               8.875% due 12/15/30.............................      25,116
    +4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moodys)
               8.40% due 04/15/10..............................       5,236
       800   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................         864
    11,725   Deutsche Telekom International Finance BV (Baa1
               Moodys)
               9.25% due 06/01/32..............................      14,874
     8,330   Domtar, Inc. (Baa3 Moodys)
               7.875% due 10/15/11.............................       9,736
    25,500   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................      27,884
       500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................         579
     8,500   EnCana Corp. (A- S&P)
               7.20% due 11/01/31..............................       9,840
    11,650   France Telecom S.A. (BBB+ Fitch)
               8.70% due 03/01/06..............................      12,755
    12,750   France Telecom S.A. (BBB+ Fitch)
               9.25% due 03/01/11..............................      14,742
   ##3,160   Global Crossing Holdings Ltd. (Default)
               8.70% due 08/01/07..............................          95
  ##20,891   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................         627
   ##2,700   Global Crossing Holdings Ltd. (Default)
               9.625% due 05/15/08.............................          81
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,021
AUD  21,000  International Bank for Reconstruction &
               Development (Aaa Moodys)
               5.50% due 05/14/03..............................      11,863
   @@3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................          --
AUD   1,326  Landesbank Baden-wurttem (Aaa Moodys)
               6.25% due 12/15/04..............................         766
    +8,700   Marconi Corp. PLC (Ba1 Moodys)
               7.75% due 09/15/10..............................       1,349
    30,992   Marconi Corp. PLC (Ca Moodys)
               8.375% due 09/15/30.............................       4,804
     3,300   Methanex Corp. (BBB Fitch)
               7.75% due 08/15/05..............................       3,300
     1,040   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................       1,102

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
             FOREIGN CORPORATIONS -- (CONTINUED)
$    9,495   News America Holdings, Inc. (BBB Fitch)
               7.75% due 12/01/45..............................  $    9,332
     5,250   News America Holdings, Inc. (BBB Fitch)
               8.875% due 04/26/23.............................       5,825
    +3,440   Noranda, Inc. (Baa3 Moodys)
               7.00% due 07/15/05..............................       3,550
    @1,925   Nortel Networks Corp. (B S&P)
               4.25% due 09/01/08..............................       1,032
     9,930   Nortel Networks Corp. (Ba3 Moodys)
               6.125% due 02/15/06.............................       6,653
    +5,935   Nortel Networks Corp. (Ba3 Moodys)
               6.875% due 09/01/23.............................       3,027
   +13,170   Nova Chemicals Corp. (BB+ S&P)
               7.00% due 05/15/06..............................      12,775
     4,250   Nova Chemicals Corp. (BB+ S&P)
               7.875% due 09/15/25.............................       3,315
     5,630   Petroleum Geo-Services ASA (Ba3 Moodys)
               7.125% due 03/30/28.............................       1,464
    +4,515   Petroleum Geo-Services ASA (Ba3 Moodys)
               8.15% due 07/15/29..............................       1,219
     3,600   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 05/15/03.............................       3,650
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................       8,038
     4,235   Potash Corp. of Saskatchewan, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       4,800
     7,515   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
               7.75% due 05/31/11..............................       8,761
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................       3,418
     1,720   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................       1,765
    +9,200   Tyco International Group S.A. (BBB- S&P)
               6.375% due 02/15/06.............................       8,924
   +17,000   Vodafone Group PLC (A2 Moodys)
               7.75% due 02/15/10..............................      20,050
                                                                 ----------
                                                                    266,233
                                                                 ----------
             FOREIGN GOVERNMENTS -- 8.3%
EUR  34,850  Deutschland Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................      37,355
EUR  31,577  France BTAN (AAA S&P)
               4.50% due 07/12/03..............................      33,413
EUR  21,650  Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.50% due 03/01/07..............................      23,704

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          Market
 AMOUNTI                                                           Value
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN GOVERNMENTS -- (CONTINUED)
EUR  12,650  Italy Buoni Poliennali Del Tesoro (Aa2 Moodys)
               4.75% due 04/15/03..............................  $   13,346
EUR  21,450  Netherlands Government (Aaa Moodys)
               6.50% due 04/15/03..............................      22,756
AUD @42,000  New South Wales Treasury Corp. (Aaa Moodys)
               7.00% due 04/01/04..............................      24,283
AUD  15,050  Queesnland Treasury (Aaa Moodys)
               8.00% due 05/14/03..............................       8,574
EUR  33,000  Republic of Austria (Aaa Moodys)
               4.30% due 07/15/03..............................      34,891
GBP   6,434  UK Treasury Gilt (AAA S&P)
               8.00% due 06/10/03..............................      10,551
                                                                 ----------
                                                                    208,873
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  475,106
                                                                 ==========
  SHARES
----------
PREFERRED STOCKS -- 0.1%
             ELECTRONICS -- 0.1%
       @53   Xerox Corp. ......................................  $    2,950
                                                                 ----------
             Total preferred stocks............................  $    2,950
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
U.S. TREASURIES & FEDERAL AGENCIES -- 38.6%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
$  117,683     6.00% due 07/01/12 -- 01/01/33..................  $  123,080
       257     6.30% due 04/01/08..............................         286
     2,752     6.48% due 12/01/05..............................       2,985
    10,472     6.50% due 11/01/14 -- 04/01/31..................      10,932
    17,918     7.50% due 10/01/22 -- 09/01/31..................      19,031
                                                                 ----------
                                                                    156,314
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 16.4%
    40,928     6.00% due 01/15/32 -- 01/01/33..................      42,648
   294,478     6.50% due 02/15/28 -- 06/15/32..................     309,304
    59,464     7.00% due 07/15/28 -- 01/15/32..................      63,034
       260     7.50% due 02/01/31..............................         277
                                                                 ----------
                                                                    415,263
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             U.S. GOVERNMENT AGENCIES -- 0.1%
$    2,350   Federal Home Loan Bank (Aaa Moodys)...............  $    2,454
                                                                 ----------
             U.S. INFLATION-INDEXED SECURITIES -- 1.4%
   +31,961     4.25% due 01/15/10..............................      36,451
                                                                 ----------
             U.S. TREASURY BONDS -- 5.1%
    +7,400     5.375% due 02/15/31.............................       8,067
   +58,750     6.00% due 08/15/09..............................      68,306
   +31,220     6.25% due 05/15/30..............................      37,360
   +11,200     6.875% due 08/15/25.............................      14,166
                                                                 ----------
                                                                    127,899
                                                                 ----------
             U.S. TREASURY NOTES -- 9.4%
   +34,025     3.00% due 11/15/07..............................      34,434
    +7,600     3.25% due 08/15/07..............................       7,788
   +27,400     3.50% due 11/15/06..............................      28,513
   +20,200     4.00% due 11/15/12..............................      20,486
   +39,425     4.375% due 05/15/07 -- 08/15/12.................      41,408
   +30,200     4.875% due 02/15/12.............................      32,794
   +35,600     5.00% due 02/15/11 -- 08/15/11..................      39,108
    +8,400     5.50% due 02/15/08..............................       9,478
    +2,150     5.50% due 05/15/09..............................       2,439
    +6,340     5.75% due 08/15/10..............................       7,290
   +11,300     6.50% due 10/15/06 -- 02/15/10..................      13,063
    +1,300     6.625% due 05/15/07.............................       1,517
                                                                 ----------
                                                                    238,318
                                                                 ----------
             Total U.S. treasuries & federal agencies..........  $  976,699
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     @@##1   Iridium World Communications, Inc. ...............  $       --
      @@16   Solutia, Inc. ....................................          --
                                                                 ----------
             Total warrants....................................  $       --
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
SHORT-TERM SECURITIES -- 25.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 19.6%
   496,266   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $  496,266
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.3%
$  159,195   Joint Repurchase Agreement (See Note 2(d))
               1.10% due 01/02/03..............................  $  159,195
                                                                 ----------
             Total short-term securities.......................  $  655,461
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $13,617)...........    0.6%  $   14,573
Total common stocks (cost $262)........    0.0          403
Total corporate notes (cost
  $866,344)............................   35.5      898,749
Total foreign/yankee bonds & notes
  (cost $480,562)......................   18.8      475,106
Total preferred stocks (cost $2,670)...    0.1        2,950
Total U.S. treasuries & federal
  agencies (cost $937,885).............   38.6      976,699
Warrants (cost $97)....................    0.0           --
Total short-term securities (cost
  $655,461)............................   25.9      655,461
                                         -----   ----------
Total investment in securities (total
  cost $2,956,898) -- including
  $485,950 of securities loaned (See
  Note 2(i))...........................  119.5    3,023,941
Cash, receivables and other assets.....    1.5       34,999
Payable for securities purchased.......   (1.3)     (32,649)
Payable for Fund shares redeemed.......   (0.1)      (1,824)
Payable for accounting services........   (0.0)          (3)
Securities lending collateral payable
  to brokers (See Note 2(i))...........  (19.6)    (496,266)
Other liabilities......................   (0.0)         (68)
                                         -----   ----------
Net assets.............................  100.0%  $2,528,130
                                         =====   ==========

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share; 5,000,000 shares
  authorized; 211,759 shares outstanding....................  $   21,176
Paid in capital.............................................   2,305,240
Accumulated net investment income...........................     121,024
Accumulated net realized gain on investments................      13,136
Unrealized appreciation on securities.......................      67,043
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................         511
                                                              ----------
Net assets..................................................  $2,528,130
                                                              ==========
Class IA
  Net asset value per share ($2,145,266 / 179,577 shares
    outstanding) (4,400,000 shares authorized)..............  $    11.95
                                                              ==========
Class IB
  Net asset value per share ($382,864 / 32,182 shares
    outstanding) (600,000 shares authorized)................  $    11.90
                                                              ==========

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $134,900 or 5.3%

   ## Illiquid Securities. At December 31, 2002, the market value of these securities amounted to $1,836 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value rounds to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       AUD = Australian Dollar
       EUR = Euro
       GBP = British Pound

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 21.6%
$  5,000    Ameriquest Mortgage Securities,
              Series 2002-AR1, Class M1 (Aa2 Moodys)
              2.13% due 09/25/32..............................  $  4,893
   3,923    Chase Mortgage Finance Corp., Series 1998-S7,
              Class 1A1 (Aaa Moodys)
              6.25% due 12/25/28..............................     3,948
  17,130    Chase Mortgage Finance Corp., Series 2002-S3,
              Class A14 (Aaa Moodys)
              6.50% due 02/25/32..............................    17,531
   4,910    Citicorp Mortgage Securities, Inc., Series 1998-8,
              Class A3 (AAA S&P)
              6.75% due 09/25/28..............................     5,145
   3,000    Conseco Finance, Series 2001-C, Class M2 (AA
              Fitch)
              2.531% due 08/15/33.............................     2,640
  10,413    Countrywide Home Loans, Series 1998-6, Class A
              (AAA S&P)
              6.50% due 06/25/13..............................    10,660
    @262    DLJ Mortgage Acceptance Corp., Series 1996-1,
              Class B1 (A S&P)
              7.25% due 09/25/11..............................       269
     @87    DLJ Mortgage Acceptance Corp., Series 1996-I,
              Class B2 (BBB S&P)
              7.25% due 09/25/11..............................        90
  14,591    Freddie Mac -- Interest Only, Series 2489, Class
              BI (Aaa Moodys)
              6.00% due 01/15/26..............................     1,965
   3,599    Freddie Mac -- Interest Only, Series 2492, Class
              ID (Aaa Moodys)
              6.00% due 09/15/19..............................     1,071
   5,207    Freddie Mac -- Interest Only, Series 2501, Class
              MI (Aaa Moodys)
              5.50% due 09/15/15..............................     1,051
   4,191    Freddie Mac -- Interest Only, Series 2503, Class
              UD (Aaa Moodys)
              5.50% due 04/15/15..............................       806
  20,000    Freddie Mac -- Interest Only, Series 2527, Class
              IW (Aaa Moodys)
              6.00% due 12/15/28..............................     3,669
  12,000    Freddie Mac, Series 2302, Class NJ (AAA S&P)
              6.50% due 11/15/29..............................    12,600
  20,500    Freddie Mac, Series 2304, Class PG (AAA S&P)
              6.50% due 03/15/30..............................    21,486
   2,413    GE Capital Mortgage Services, Inc., Series
              1993-10, Class A3 (Aaa Moodys)
              6.50% due 09/25/23..............................     2,456
   1,605    GE Capital Mortgage Services, Inc., Series
              1994-26, Class A (Aaa Moodys)
              6.797% due 07/25/09.............................     1,638
     317    GE Capital Mortgage Services, Inc., Series
              1996-10, Class B1 (AAA S&P)
              6.75% due 06/25/11..............................       323
     317    GE Capital Mortgage Services, Inc., Series
              1996-10, Class B2 (AA+ S&P)
              6.75% due 06/25/11..............................       322

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
$  5,418    GE Capital Mortgage Services, Inc., Series 1996-2,
              Class A8 (AAA S&P)
              7.00% due 02/25/26..............................  $  5,468
     822    GE Capital Mortgage Services, Inc., Series 1998-7,
              Class A (Aaa Moodys)
              6.50% due 04/25/13..............................       841
   2,343    GE Capital Mortgage Services, Inc., Series
              1999-16, Class A (Aaa Moodys)
              6.50% due 07/25/14..............................     2,406
     679    Housing Securities, Inc., Series 1993-E, Class E15
              (Aaa Moodys)
              10.00% due 09/25/08.............................       681
  14,017    MASTR Asset Securitization Trust, Series 2002-6,
              Class 6A1 (Aaa Moodys)
              6.50% due 10/25/32..............................    14,412
   4,000    Merrill Lynch Mortgage Investors, Inc., Series
              2002-HE1, Class M1 (AA+ S&P)
              2.54% due 05/25/32..............................     3,985
   5,000    Morgan Stanley ABS Capital I, Series 2002-NC6,
              Class M1 (AA Fitch)
              2.38% due 11/25/32..............................     4,963
  17,321    Norwest Asset Securities Corp., Series 1998-32,
              Class A1 (Aaa Moodys)
              6.00% due 12/25/28..............................    17,691
   1,905    Norwest Asset Securities Corp., Series 1999-22,
              Class A1 (Aaa Moodys)
              6.50% due 09/25/14..............................     1,961
     301    PNC Mortgage Securities Corp., Series 1996-2,
              Class B1 (AAA Fitch)
              6.60% due 02/25/11..............................       308
     100    PNC Mortgage Securities Corp., Series 1996-2,
              Class B2 (AAA Fitch)
              6.60% due 02/25/11..............................       103
     160    PNC Mortgage Securities Corp., Series 1996-2,
              Class B3 (AA Fitch)
              6.60% due 02/25/11..............................       164
   4,638    PNC Mortgage Securities Corp., Series 1998-12,
              Class 1A1 (Aaa Moodys)
              6.25% due 01/25/29..............................     4,672
   4,200    Prudential Home Mortgage Securities Co., Series
              1994-8, Class A3 (Aaa Moodys)
              6.75% due 03/25/24..............................     4,291
     616    Prudential Home Mortgage Securities Co., Series
              96-3, Class B1 (AAA S&P)
              6.75% due 03/25/11..............................       625
     308    Prudential Home Mortgage Securities Co., Series
              96-3, Class B2 (AAA Fitch)
              6.75% due 03/25/11..............................       312
  12,074    Prudential Home Mortgage Securities, Series
              1993-44, Class A18 (Aaa Moodys)
              6.75% due 11/25/23..............................    12,208
     451    Residential Funding Mortgage Securities I, Inc.,
              Series 1995-S18, Class M3 (AAA Fitch)
              7.00% due 11/25/10..............................       459
     150    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S11, Class M3 (AAA S&P)
              7.00% due 04/25/11..............................       155

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- (CONTINUED)
$    307    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S19, Class M3 (AAA Fitch)
              7.50% due 09/25/11..............................  $    316
     385    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S5, Class M3 (AAA S&P)
              6.75% due 02/25/11..............................       396
     685    Residential Funding Mortgage Securities I, Inc.,
              Series 1998-S22, Class A1 (AAA S&P)
              6.50% due 09/25/13..............................       703
   2,679    Residential Funding Mortgage Securities I, Inc.,
              Series 1999-S15, Class A2 (AAA S&P)
              6.50% due 06/25/14..............................     2,756
     783    Residential Funding Mortgage Securities I, Inc.,
              Series 1999-S22, Class A2 (AAA S&P)
              7.00% due 10/25/14..............................       806
     925    Residential Funding Mortgage Securities I, Inc.,
              Series 2001-33, Class A1 (AAA S&P)
              7.50% due 01/25/31..............................       931
   8,236    Residential Funding Mortgage Securities I, Inc.,
              Series 2001-S25, Class A1 (AAA S&P)
              6.25% due 10/25/16..............................     8,478
                                                                --------
                                                                 182,654
                                                                --------
            Total collateralized mortgage obligations.........  $182,654
                                                                ========
U.S. TREASURIES & FEDERAL AGENCIES -- 76.9%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 23.1%
$ 45,000    5.50% due 01/01/33................................  $ 45,858
  23,000    6.00% due 01/01/33................................    23,776
  90,524    6.50% due 04/01/28 -- 07/01/32....................    94,349
  27,545    7.00% due 10/01/26 -- 06/01/32....................    28,959
     378    7.50% due 05/01/24 -- 06/01/25....................       405
     796    8.00% due 02/01/13 -- 11/01/24....................       862
     291    8.50% due 06/01/03 -- 05/01/25....................       317
     126    9.00% due 10/01/06................................       127
     293    9.50% due 11/01/08................................       299
     298    10.00% due 09/01/05 -- 11/01/20...................       338
                                                                --------
                                                                 195,290
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 36.2%
$ 27,000    5.50% due 01/01/33................................  $ 27,532
 174,000    6.00% due 01/01/33................................   179,818
  47,844    6.50% due 04/01/28 -- 05/01/31....................    49,873
  35,688    7.00% due 06/01/11 -- 02/01/32....................    37,790
   5,982    7.50% due 08/01/29 -- 04/01/31....................     6,353
   3,617    8.00% due 10/01/29 -- 02/01/31....................     3,901
     176    9.00% due 05/01/21 -- 09/01/21....................       197
     192    11.00% due 04/01/09...............................       208
                                                                --------
                                                                 305,672
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.2%
  82,832    6.50% due 12/15/28 -- 01/15/32....................    87,002
  19,705    7.00% due 10/15/32................................    20,890
   7,579    7.50% due 04/15/22 -- 04/20/30....................     8,115
   2,492    8.50% due 06/15/17 -- 04/15/30....................     2,709
     861    9.50% due 10/15/09 -- 11/15/09....................       953
      49    10.00% due 05/15/13...............................        56
       9    12.50% due 03/15/15...............................        10
                                                                --------
                                                                 119,735
                                                                --------
            U.S. INFLATION-INDEXED SECURITIES -- 3.4%
  15,125    3.00% due 07/15/12................................    16,073
  10,776    4.25% due 01/15/10................................    12,290
                                                                --------
                                                                  28,363
                                                                --------
            Total U.S. treasuries & federal agencies..........  $649,060
                                                                ========
SHORT-TERM SECURITIES -- 33.5%
            U.S. TREASURY BILLS -- 27.8%
$235,000    1.175% due 01/09/03...............................  $234,937
                                                                --------
            REPURCHASE AGREEMENT -- 5.7%
  48,385    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................  $ 48,385
                                                                --------
            Total short-term securities.......................  $283,322
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $181,610)..........   21.6%  $  182,654
Total U.S. treasuries & federal
  agencies (cost $639,261).............   76.9      649,060
Total short-term securities (cost
  $283,322)............................   33.5      283,322
                                         -----   ----------
Total investment in securities
  (total cost $1,104,193)..............  132.0    1,115,036
Cash, receivables and other assets.....    0.6        4,439
Payable for securities purchased.......  (32.6)    (275,146)
Payable for Fund shares redeemed.......   (0.0)        (217)
Payable for accounting services........   (0.0)          (1)
Other liabilities......................   (0.0)        (239)
                                         -----   ----------
Net assets.............................  100.0%  $  843,872
                                         =====   ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  1,200,000 shares authorized; 70,319 shares
  outstanding...................................  $  7,032
Paid in capital.................................   794,055
Accumulated net investment income...............    27,684
Accumulated net realized gain on investments....     4,258
Unrealized appreciation on securities...........    10,843
                                                  --------
Net assets......................................  $843,872
                                                  ========
Class IA
  Net asset value per share ($727,323 / 60,558
    shares outstanding) (900,000 shares
    authorized).................................    $12.01
                                                  ========
Class IB
  Net asset value per share ($116,549 / 9,761
    shares outstanding) (300,000 shares
    authorized).................................    $11.94
                                                  ========

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $359 or 0.0%.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
CORPORATE NOTES V -- 4.1%
            U.S. GOVERNMENT AGENCIES -- 4.1%
$ 14,000    Federal Home Loan Bank (Aaa Moodys)
              5.80% due 09/02/08..............................  $  15,762
  11,750    Tennessee Valley Authority (Aa1 Moodys)
              5.375% due 11/13/08.............................     12,923
                                                                ---------
                                                                   28,685
                                                                ---------
            Total corporate notes.............................  $  28,685
                                                                =========
U.S. TREASURIES & FEDERAL AGENCIES -- 92.4%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 12.3%
$ 25,000    5.50% due 01/01/33................................  $  25,477
  18,000    6.00% due 01/01/33................................     18,608
  35,082    6.50% due 04/01/28 -- 06/01/32....................     36,560
   3,983    7.00% due 05/01/16 -- 02/01/31....................      4,233
                                                                ---------
                                                                   84,878
                                                                ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 24.1%
  31,733    5.50% due 08/01/15 -- 01/01/33....................     32,405
   1,623    5.89% due 12/01/08................................      1,780
   6,674    5.95% due 01/01/09................................      7,338
  94,523    6.00% due 09/01/13 -- 01/01/33....................     97,766
     955    6.01% due 02/01/09................................      1,053
   1,830    6.20% due 01/01/06................................      1,975
     737    6.36% due 04/01/08................................        820
  17,615    6.50% due 05/01/13 -- 11/01/32....................     18,403
   2,446    6.52% due 01/01/08................................      2,736
   1,240    6.63% due 10/01/05................................      1,344
     676    7.50% due 06/01/23................................        724
      45    8.50% due 04/01/17................................         50
      25    9.00% due 08/01/20 -- 09/01/21....................         28
     141    9.75% due 07/01/20................................        158
                                                                ---------
                                                                  166,580
                                                                ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.7%
  34,731    6.50% due 03/15/31 -- 05/15/32....................     36,478
  46,290    7.00% due 05/15/28 -- 09/15/32....................     49,067
   1,795    7.50% due 07/15/27................................      1,919
      71    9.50% due 12/15/18 -- 12/15/20....................         79
                                                                ---------
                                                                   87,543
                                                                ---------
            U.S. GOVERNMENT AGENCIES -- 13.0%
  +5,600    Fannie Mae (Aaa Moodys)...........................      5,647
  15,000    Federal Home Loan Bank (Aaa Moodys)...............     15,624
  23,895    Federal Home Loan Bank (Aaa Moodys)...............     26,046
  10,000    Federal Home Loan Bank (Aaa Moodys)...............     11,181
  20,000    Freddie Mac (Aaa Moodys)..........................     20,814
  10,000    Freddie Mac (Aaa Moodys)..........................     10,643
                                                                ---------
                                                                   89,955
                                                                ---------
            U.S. INFLATION-INDEXED SECURITIES -- 7.4%
  32,267    3.00% due 07/15/12................................     34,289
 +14,547    4.25% due 01/15/10................................     16,591
                                                                ---------
                                                                   50,880
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
            U.S. TREASURY BONDS -- 9.1%
+$ 6,350    6.00% due 08/15/09................................  $   7,383
 +39,400    6.50% due 02/15/10................................     47,095
   4,200    7.50% due 11/15/16................................      5,492
   2,000    10.375% due 11/15/12..............................      2,673
                                                                ---------
                                                                   62,643
                                                                ---------
            U.S. TREASURY NOTES -- 13.8%
 +15,000    3.25% due 08/15/07................................     15,371
 +33,350    4.375% due 05/15/07...............................     35,812
  +3,300    5.75% due 11/15/05................................      3,648
 +25,900    5.875% due 11/15/04...............................     27,973
   2,750    6.00% due 08/15/04................................      2,953
   9,400    6.75% due 05/15/05................................     10,480
                                                                ---------
                                                                   96,237
                                                                ---------
            Total U.S. treasuries & federal agencies..........  $ 638,716
                                                                =========
 SHARES
---------
SHORT-TERM SECURITIES -- 44.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 20.3%
 140,088    Boston Global Investment Trust....................  $ 140,088
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY BILLS -- 18.1%
$125,000    1.175% due 01/09/03...............................  $ 124,967
                                                                ---------
            REPURCHASE AGREEMENT -- 6.2%
  42,920    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................     42,920
                                                                ---------
            Total short-term securities.......................  $ 307,975
                                                                =========


DIVERSIFICATION OF NET ASSETS:
Total corporate notes (cost $27,258)....    4.1%  $  28,685
Total U.S. treasuries & federal agencies
  (cost $624,023).......................   92.4     638,716
Total short-term securities (cost
  $307,975).............................   44.6     307,975
                                          -----   ---------
Total investment in securities (total
  cost $959,256) -- including $137,281
  of securities loaned (See Note
  2(i)).................................  141.1     975,376
Cash, receivables and other assets......    1.1       7,626
Payable for securities purchased........  (21.9)   (151,389)
Securities lending collateral payable to
  brokers (See Note 2(i))...............  (20.3)   (140,088)
Other liabilities.......................   (0.0)        (32)
                                          -----   ---------
Net assets..............................  100.0%  $ 691,493
                                          =====   =========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 60,892 shares
  outstanding.................................   $     609
Paid in capital...............................     666,535
Accumulated net investment income.............      13,061
Accumulated net realized loss on
  investments.................................      (4,832)
Unrealized appreciation on securities.........      16,120
                                                 ---------
Net assets....................................   $ 691,493
                                                 =========

Class IA
  Net asset value per share ($590,626 / 52,000
    shares outstanding) (187,500 shares
    authorized)..................................   $11.36
                                                    ======
Class IB
  Net asset value per share ($100,867 / 8,892
    shares outstanding) (12,500 shares
    authorized)..................................   $11.34
                                                    ======

    +  All or a portion of this security was on loan as of December 31, 2002
       (See Note 2(i)).

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- 63.6%
$ 10,000    7-Eleven, Inc.
              1.39% due 02/13/03..............................   $    9,983
  10,000    7-Eleven, Inc.
              1.39% due 02/14/03..............................        9,983
   4,600    7-Eleven, Inc.
              1.60% due 01/09/03..............................        4,598
  20,000    7-Eleven, Inc.
              1.60% due 01/17/03..............................       19,986
  31,000    Abbott Laboratories
              1.27% due 01/09/03..............................       30,991
  34,000    Abbott Laboratories
              1.29% due 02/11/03..............................       33,953
  50,000    American Express Credit Corp.
              1.34% due 03/31/03..............................       49,834
  34,000    American General Finance Corp.
              1.32% due 03/10/03..............................       33,915
  10,000    American Honda Finance Corp.
              1.33% due 02/11/03..............................        9,985
  20,000    Bemis Co., Inc.
              1.34% due 01/14/03..............................       19,990
  15,000    Bradford & Bingley PLC
              1.53% due 02/07/03..............................       14,976
  40,000    Bradford & Bingley PLC
              1.74% due 03/24/03..............................       39,841
  42,000    Cafco Holding Corp.
              1.32% due 01/29/03..............................       41,957
  18,000    Cafco Holding Corp.
              1.34% due 02/10/03..............................       17,973
  25,000    Cargill, Inc.
              1.74% due 01/24/03..............................       24,972
  17,000    Caterpillar Financial Services
              1.30% due 02/26/03..............................       16,966
  55,000    Coca-Cola Co. (The)
              1.67% due 01/28/03..............................       54,931
  40,500    Diageo Capital PLC
              1.29% due 03/12/03..............................       40,398
  21,000    Diageo Capital PLC
              2.86% due 03/18/03..............................       20,873
  50,000    Federal Home Loan Mortgage Association
              1.26% due 06/30/03..............................       49,685
  21,000    Federal Home Loan Mortgage Association
              1.69% due 01/16/03..............................       20,985
  40,000    Federal National Mortgage Association
              1.70% due 01/08/03..............................       39,987
   8,500    Federal National Mortgage Association
              1.70% due 01/08/03..............................        8,497
  55,000    Gannett Co., Inc.
              1.29% due 01/02/03..............................       54,998
  21,000    International Lease Finance Corp.
              1.35% due 01/06/03..............................       20,996
  29,000    Johnson & Johnson
              1.29% due 04/22/03..............................       28,885
  36,000    Johnson & Johnson
              1.73% due 01/23/03..............................       35,962
  25,000    Lehman Brothers Holdings, Inc.
              1.725% due 03/28/03.............................       25,000
  25,000    Merck & Co., Inc.
              1.30% due 01/14/03..............................       24,988

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 40,000    Merck & Co., Inc.
              1.31% due 01/27/03..............................   $   39,962
  10,000    Morgan (J.P.) Chase & Co.
              1.935% due 01/30/03.............................       10,001
  40,000    Nationwide Building Society
              1.67% due 02/04/03..............................       39,937
  23,000    Nestle Capital Corp.
              1.30% due 03/05/03..............................       22,948
  42,000    Nestle Capital Corp.
              1.33% due 06/05/03..............................       41,759
  22,000    Nordea North America, Inc.
              1.32% due 04/28/03..............................       21,906
  43,000    Nordea North America, Inc.
              1.72% due 02/25/03..............................       42,887
  13,000    Northern Rock PLC
              1.34% due 03/18/03..............................       12,963
   9,700    Northern Rock PLC
              1.70% due 01/28/03..............................        9,688
  41,844    Northern Rock PLC
              1.70% due 02/11/03..............................       41,763
  20,000    Old Line Funding Corp.
              1.33% due 01/06/03..............................       19,996
  16,000    Old Line Funding Corp.
              1.35% due 02/12/03..............................       15,975
  10,000    Old Line Funding Corp.
              1.36% due 01/03/03..............................        9,999
   6,800    Old Line Funding Corp.
              1.36% due 01/14/03..............................        6,797
  27,225    Pfizer, Inc.
              1.66% due 01/24/03..............................       27,195
  20,000    Pfizer, Inc.
              1.73% due 01/21/03..............................       19,981
  25,000    Procter & Gamble Co. (The)
              1.67% due 05/05/03..............................       24,856
  10,000    Salomon Smith Barney Holdings, Inc.
              1.34% due 03/03/03..............................        9,977
  47,000    Sara Lee Corp.
              1.39% due 01/27/03..............................       46,953
  28,000    Spintab, Inc.
              1.33% due 04/07/03..............................       27,901
  36,000    Spintab, Inc.
              1.67% due 02/03/03..............................       35,945
  65,000    State Street Corp.
              1.30% due 03/17/03..............................       64,824
  20,000    Svenska Handelsbanken, Inc.
              1.33% due 04/22/03..............................       19,918
  12,000    Svenska Handelsbanken, Inc.
              1.63% due 03/12/03..............................       11,962
   5,000    Svenska Handelsbanken, Inc.
              1.63% due 03/18/03..............................        4,983
  18,000    Svenska Handelsbanken, Inc.
              1.65% due 03/31/03..............................       17,927
  40,000    Toronto-Dominion Holdings (USA), Inc.
              1.34% due 04/23/03..............................       39,834
  10,000    Toyota Motor Credit Corp.
              1.32% due 01/27/03..............................        9,990
   8,050    UBS Finance (Deleware), Inc.
              1.30% due 03/26/03..............................        8,026
  35,000    UBS Finance (Deleware), Inc.
              1.34% due 03/19/03..............................       34,900

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- (CONTINUED)
$ 25,000    Washington Post Co.
              1.33% due 03/03/03..............................   $   24,944
  35,400    Washington Post Co.
              1.55% due 01/13/03..............................       35,382
  34,000    Wyeth
              1.90% due 01/21/03..............................       33,964
                                                                 ----------
                                                                  1,642,131
                                                                 ----------
            Total commercial paper............................   $1,642,131
                                                                 ==========
CORPORATE NOTES -- 31.2%
$ 55,000    Bank One Corp.
              1.63% due 02/18/03..............................   $   55,019
  42,000    Bank of New York Co., Inc. (The)
              1.848% due 10/30/03.............................       42,035
  25,000    Cargill, Inc.
              1.69% due 01/10/03..............................       24,989
   8,000    General Electric Capital Corp.
              1.898% due 10/22/03.............................        8,011
  21,500    General Electric Capital Corp.
              5.375% due 01/15/03.............................       21,524
  32,000    General Electric Capital Corp.
              7.00% due 02/03/03..............................       32,119
  37,000    Goldman Sachs Group, Inc. (The)
              1.656% due 02/03/03.............................       37,000
 @27,000    Honda Motor Corp.
              1.81% due 01/13/03..............................       27,000
 @28,000    Honda Motor Corp.
              1.81% due 10/21/03..............................       27,993
  41,500    Key Bank N.A.
              1.70% due 02/07/03..............................       41,505
   9,750    Lehman Brothers Holdings, Inc.
              2.17% due 04/04/03..............................        9,758
   4,500    Lehman Brothers Holdings, Inc.
              6.25% due 04/01/03..............................        4,549
   5,000    Lehman Brothers Holdings, Inc.
              7.00% due 05/15/03..............................        5,095
  52,000    Merrill Lynch & Co., Inc.
              1.55% due 06/24/03..............................       52,023
  17,000    Morgan (J.P.) Chase & Co.
              1.53% due 02/20/03..............................       17,004
  32,000    Morgan (J.P.) Chase & Co.
              1.53% due 03/06/03..............................       32,008
  40,000    Morgan Stanley Dean Witter & Co.
              1.62% due 02/21/03..............................       40,015
   7,000    Morgan Stanley Dean Witter & Co.
              1.859% due 05/05/03.............................        7,006
  13,000    Morgan Stanley Dean Witter & Co.
              7.125% due 01/15/03.............................       13,026
  20,000    Nationwide Building Society
              1.42% due 02/14/03..............................       20,000
  32,000    SBC Communications, Inc.
              1.38% due 03/14/03..............................       32,000
  55,000    Salomon Smith Barney Holdings, Inc.
              1.355% due 05/09/03.............................       55,000

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 55,000    Toyota Motor Credit Corp.
              1.369% due 11/24/03.............................   $   55,000
  22,000    US Bancorp
              1.65% due 09/15/03..............................       22,042
  38,000    US Bancorp
              1.937% due 02/03/03.............................       38,010
  55,000    Wachovia Bank N.A.
              1.773% due 10/20/03.............................       55,000
  30,000    Wells Fargo & Co.
              1.359% due 11/24/03.............................       30,000
                                                                 ----------
                                                                    804,731
                                                                 ----------
            Total corporate notes.............................   $  804,731
                                                                 ==========
REPURCHASE AGREEMENT -- 5.8%
$150,471    Joint Repurchase Agreement
              (See Note 2(d))
              1.10% due 01/02/03..............................   $  150,471
                                                                 ----------
            Total repurchase agreement........................   $  150,471
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,642,131)..........................   63.6%  $1,642,131
Total corporate notes (cost
  $804,731)............................   31.2      804,731
Total repurchase agreements (cost
  $150,471)............................    5.8      150,471
                                         -----   ----------
Total investment in securities
  (total cost $2,597,333)..............  100.6    2,597,333
Cash, receivables and other assets.....    0.3        5,731
Payable for fund shares redeemed.......   (0.8)     (19,482)
Dividends payable......................   (0.1)      (2,170)
Payable for accounting services........   (0.0)          (3)
Other liabilities......................   (0.0)         (39)
                                         -----   ----------
Net assets.............................  100.0%  $2,581,370
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 2,581,370 shares
  outstanding..................................  $  258,137
Paid in capital................................   2,323,233
                                                 ----------
Net assets.....................................  $2,581,370
                                                 ==========

Class IA
  Net asset value per share ($2,319,456 / 2,319,456
    shares outstanding)(6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($261,914 / 261,914
    shares outstanding)(1,000,000 shares
    authorized)....................................  $1.00
                                                     =====

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $54,993 or 2.1% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                 HARTFORD
                                                                  GLOBAL                   GLOBAL           HARTFORD
                                                              COMMUNICATIONS         FINANCIAL SERVICES   GLOBAL HEALTH
                                                                 HLS FUND                 HLS FUND          HLS FUND
                                                              --------------         ------------------   -------------
INVESTMENT INCOME:
  Dividends.................................................     $   121                  $   448           $  2,240
  Interest..................................................          18                       14                126
  Securities lending........................................           8                       16                110
  Less: Foreign tax withheld................................          (7)                     (17)              (101)
                                                                 -------                  -------           --------
    Total investment income.................................         140                      461              2,375
                                                                 -------                  -------           --------
  EXPENSES:
  Investment advisory fees..................................          55                      132              1,533
  Administrative services fees..............................          17                       41                473
  Accounting services.......................................           2                        4                 47
  Custodian fees, gross.....................................           9                       52                 31
  Board of Directors fees...................................          --                       --                  2
  Shareholder reports fees..................................           2                        3                 23
  Distribution Fees -- Class IB.............................           5                       12                105
  Other expenses............................................          --                        3                 26
                                                                 -------                  -------           --------
    Total expenses (before waivers and offsets).............          90                      247              2,240
  Custodian fees offset.....................................          --                       --                 --
  Distribution Fees -- Class IB waived......................          --                        1                  9
                                                                 -------                  -------           --------
    Total expenses, net.....................................          90                      246              2,231
                                                                 -------                  -------           --------
  Net investment income (loss)..............................          50                      215                144
                                                                 -------                  -------           --------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........      (3,776)                  (2,262)             2,186
  Net realized gain (loss) on futures contracts.............          --                       --                 --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................           7                       14                (81)
  Net realized gain (loss) on option contracts..............          --                       --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................         (12)                     (10)               207
  Net unrealized appreciation (depreciation) on
    securities..............................................         797                   (2,206)           (51,651)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --                       --                 --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          (1)                      (1)                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................          --                       --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (2)                      --                 --
  Net unrealized appreciation (depreciation) on option
    contracts...............................................          --                       --                 --
                                                                 -------                  -------           --------
  Net realized and unrealized gain (loss) on investments....      (2,987)                  (4,465)           (49,339)
                                                                 -------                  -------           --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(2,937)                 $(4,250)          $(49,195)
                                                                 =======                  =======           ========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD          HARTFORD                             HARTFORD      HARTFORD                        HARTFORD
      GLOBAL      INTERNATIONAL SMALL      HARTFORD          GROWTH         SMALL      HARTFORD     INTERNATIONAL CAPITAL
    TECHNOLOGY          COMPANY         SMALLCAP GROWTH   OPPORTUNITIES    COMPANY      MIDCAP          APPRECIATION
     HLS FUND          HLS FUND           HLS FUND(A)      HLS FUND(B)    HLS FUND     HLS FUND           HLS FUND
    -----------   -------------------   ---------------   -------------   ---------   -----------   ---------------------
     $    127           $   317            $    849         $   2,495     $  2,259     $  12,606           $   451
           36                12                 148               397          840           650                34
           16                18                 120                69          302           563                17
           --               (34)                 --                (8)         (89)         (123)              (39)
     --------           -------            --------         ---------     ---------    ---------           -------
          179               313               1,117             2,953        3,312        13,696               463
     --------           -------            --------         ---------     ---------    ---------           -------
          539               105               1,407             3,659        3,727         8,126               163
          166                32                  --                --        1,411         3,412                50
           17                 3                  --                --          141           341                 5
           12               130                  18                21           42            19                89
            1                --                   5                13            6            14                --
           11                 4                  26                72           44           106                 5
           36                 7                   3                 3          159           258                21
            9                 2                  48               130           77           185                 3
     --------           -------            --------         ---------     ---------    ---------           -------
          791               283               1,507             3,898        5,607        12,461               336
           --                --                   1                 3            4             7                --
            4                --                  --                --           15            27                 1
     --------           -------            --------         ---------     ---------    ---------           -------
          787               283               1,506             3,895        5,588        12,427               335
     --------           -------            --------         ---------     ---------    ---------           -------
         (608)               30                (389)             (942)      (2,276)        1,269               128
     --------           -------            --------         ---------     ---------    ---------           -------
      (35,351)           (2,311)            (14,219)         (134,882)    (144,508)      (53,592)           (5,962)
           --                --                (600)               --           --            --                --
           --                37                  --                 5          (76)          (61)               41
           --                --                  --                --           --            --                --
           --               (68)                 --               (16)         160            15               (80)
       (9,018)             (536)            (60,534)          (64,626)    (111,490)     (217,396)            1,093
           --                --                (408)               --           --            --                --
           --                --                  --                --           --             2                 1
           --                --                  --                --           --            --                --
           --                --                  --                --            6            (4)                6
           --                --                  --                --           --            --                --
     --------           -------            --------         ---------     ---------    ---------           -------
      (44,369)           (2,878)            (75,761)         (199,519)    (255,908)     (271,036)           (4,901)
     --------           -------            --------         ---------     ---------    ---------           -------
     $(44,977)          $(2,848)           $(76,150)        $(200,461)    $(258,184)   $(269,767)          $(4,773)
     ========           =======            ========         =========     =========    =========           =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                                CAPITAL                 HARTFORD                 HARTFORD
                                                              APPRECIATION         VALUE OPPORTUNITIES            GROWTH
                                                                HLS FUND               HLS FUND(A)             HLS FUND(B)
                                                              ------------         -------------------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $    92,035               $  1,389                  $  54
  Interest..................................................       12,670                     53                      9
  Securities lending........................................        1,464                     12                     --
  Less: Foreign tax withheld................................       (2,049)                   (42)                    --
                                                              -----------               --------                  -----
    Total investment income.................................      104,120                  1,412                     63
                                                              -----------               --------                  -----
  EXPENSES:
  Investment advisory fees..................................       34,039                    732                     40
  Administrative services fees..............................       15,607                     --                     13
  Accounting services.......................................        1,561                     --                      1
  Custodian fees, gross.....................................        1,326                      8                      8
  Board of Directors fees...................................           63                      2                     --
  Shareholder reports fees..................................          488                     13                     --
  Distribution Fees -- Class IB.............................        1,161                      1                      4
  Other expenses............................................          844                     23                      1
                                                              -----------               --------                  -----
    Total expenses (before waivers and offsets).............       55,089                    779                     67
  Custodian fees offset.....................................           20                     --                     --
  Distribution Fees -- Class IB waived......................           99                     --                     --
                                                              -----------               --------                  -----
    Total expenses, net.....................................       54,970                    779                     67
                                                              -----------               --------                  -----
  Net investment income (loss)..............................       49,150                    633                     (4)
                                                              -----------               --------                  -----
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........   (1,318,371)               (19,511)                  (598)
  Net realized gain (loss) on futures contracts.............           --                     --                     --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................       (3,643)                   (18)                    --
  Net realized gain (loss) on option contracts..............           --                     --                     --
  Net realized gain (loss) on foreign currency
    transactions............................................          866                     24                     --
  Net unrealized appreciation (depreciation) on
    securities..............................................     (568,536)               (13,227)                  (224)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................           --                     --                     --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................         (279)                    --                     --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................           --                     --                     --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          112                     --                     --
  Net unrealized appreciation (depreciation) on option
    contracts...............................................           --                     --                     --
                                                              -----------               --------                  -----
  Net realized and unrealized gain (loss) on investments....   (1,889,851)               (32,732)                  (822)
                                                              -----------               --------                  -----
  Net increase (decrease) in net assets resulting from
    operations..............................................  $(1,840,701)              $(32,099)                 $(826)
                                                              ===========               ========                  =====

(a) Formerly Fortis Value Series.
(b) From inception April 30, 2002 through December 31, 2002.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                  HARTFORD                     HARTFORD
      HARTFORD      HARTFORD      HARTFORD      INTERNATIONAL    HARTFORD     GROWTH AND   HARTFORD
    MIDCAP VALUE     FOCUS     GLOBAL LEADERS   OPPORTUNTIES       STOCK        INCOME       INDEX
      HLS FUND      HLS FUND      HLS FUND        HLS FUND       HLS FUND      HLS FUND    HLS FUND
    -------------   --------   --------------   -------------   -----------   ----------   ---------
      $  3,117      $   554      $  11,424        $  16,783     $    94,408   $   7,208    $  29,843
           197           72            234            1,467           2,103         198          325
            92           --            530              747             149          14           65
           (56)          --           (630)          (1,838)             --           1          (85)
      --------      --------     ---------        ---------     -----------   ---------    ---------
         3,350          626         11,558           17,159          96,660       7,421       30,148
      --------      --------     ---------        ---------     -----------   ---------    ---------
         1,664          317          3,312            4,369          16,888       2,812        3,711
           539           97          1,237            1,682          13,160       1,029        3,711
            54           10            124              168           1,316         103          371
            65            1            177              430              26          13           43
             2           --              5                7              53           4           15
            27           --             39               52             404          40          104
           150           34            126               60             688         125          134
            28            5             86               89             686          71          257
      --------      --------     ---------        ---------     -----------   ---------    ---------
         2,529          464          5,106            6,857          33,221       4,197        8,346
            --           --              3                2               1          --            1
             9            3             12                5              66          11           12
      --------      --------     ---------        ---------     -----------   ---------    ---------
         2,520          461          5,091            6,850          33,154       4,186        8,333
      --------      --------     ---------        ---------     -----------   ---------    ---------
           830          165          6,467           10,309          63,506       3,235       21,815
      --------      --------     ---------        ---------     -----------   ---------    ---------
       (12,219)      (5,484)      (129,141)        (119,900)       (235,322)   (108,513)       6,688
            --           --             --               --              --      (3,543)      (4,180)
             4           --             94             (945)             --          --           --
            --           --             --               --              --          --           --
           (12)          --            114             (743)             --          --            5
       (44,673)      (9,103)       (20,669)         (20,485)     (1,765,512)    (47,397)    (524,314)
            --           --             --               --              --        (421)        (367)
            (1)          --            (20)             (61)             --          --           --
            --           --             --               --              --          --           --
            --           --             14              950              --          --           --
            --           --             --               --              --          --           --
      --------      --------     ---------        ---------     -----------   ---------    ---------
       (56,901)     (14,587)      (149,608)        (141,184)     (2,000,834)   (159,874)    (522,168)
      --------      --------     ---------        ---------     -----------   ---------    ---------
      $(56,071)     $(14,422)    $(143,141)       $(130,875)    $(1,937,328)  $(156,639)   $(500,353)
      ========      ========     =========        =========     ===========   =========    =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           HARTFORD
                                                              HARTFORD   DIVIDEND AND
                                                               VALUE        GROWTH
                                                              HLS FUND     HLS FUND
                                                              --------   ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 1,800     $  71,074
  Interest..................................................       38         2,990
  Securities lending........................................       --           208
  Less: Foreign tax withheld................................       (5)         (654)
                                                              --------    ---------
    Total investment income.................................    1,833        73,618
                                                              --------    ---------
  EXPENSES:
  Investment advisory fees..................................      525        14,803
  Administrative services fees..............................      168         6,554
  Accounting services.......................................       17           655
  Custodian fees, gross.....................................       17            17
  Board of Directors fees...................................        1            26
  Shareholder reports fees..................................        8           220
  Distribution Fees -- Class IB.............................       54           560
  Other expenses............................................        8           344
                                                              --------    ---------
    Total expenses (before waivers and offsets).............      798        23,179
  Custodian fees offset.....................................       --             2
  Distribution Fees -- Class IB waived......................        4            42
                                                              --------    ---------
    Total expenses, net.....................................      794        23,135
                                                              --------    ---------
  Net investment income (loss)..............................    1,039        50,483
                                                              --------    ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........   (9,219)      (24,223)
  Net realized gain (loss) on futures contracts.............       --            --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................       --            --
  Net realized gain (loss) on option contracts..............       --            --
  Net realized gain (loss) on foreign currency
    transactions............................................       (1)           59
  Net unrealized appreciation (depreciation) on
    securities..............................................  (14,986)     (548,275)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................       --            --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................       --            --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................       --            --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       --            (1)
  Net unrealized appreciation (depreciation) on option
    contracts...............................................       --            --
                                                              --------    ---------
  Net realized and unrealized gain (loss) on investments....  (24,206)     (572,440)
                                                              --------    ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $(23,167)   $(521,957)
                                                              ========    =========

(a) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD                                          HARTFORD       HARTFORD
     GLOBAL     HARTFORD      HARTFORD    HARTFORD    MORTGAGE    U.S. GOVERNMENT     HARTFORD
    ADVISERS    ADVISERS     HIGH YIELD     BOND     SECURITIES     SECURITIES      MONEY MARKET
    HLS FUND    HLS FUND      HLS FUND    HLS FUND    HLS FUND      HLS FUND(A)       HLS FUND
    --------   -----------   ----------   --------   ----------   ---------------   ------------

    $ 3,431    $   106,039    $     83    $   302      $    --        $    --         $    --
      5,621        221,305      20,251    123,952       26,944         14,214          43,756
        164          2,567          87        842           --            138              --
       (201)            --          (3)        92           --             --              --
    --------   -----------    --------    --------     -------        -------         -------
      9,015        329,911      20,418    125,188       26,944         14,352          43,756
    --------   -----------    --------    --------     -------        -------         -------
      1,766         48,128       1,157      5,578        1,550          1,605           5,696
        625         22,237         402      4,112        1,240             --           4,557
         63          2,224          40        411          124             --             456
        100             65          12         62           14              7              12
          2             89           2         16            5              7              18
         19            608          13        126           39             31             204
         33          1,457          88        607          153             64             508
         33          1,478          21        220           64             72             221
    --------   -----------    --------    --------     -------        -------         -------
      2,641         76,286       1,735     11,132        3,189          1,786          11,672
         --             (5)          2         14            4              1               6
          3            129           7         39            8             --              37
    --------   -----------    --------    --------     -------        -------         -------
      2,638         76,162       1,726     11,079        3,177          1,785          11,629
    --------   -----------    --------    --------     -------        -------         -------
      6,377        253,749      18,692    114,109       23,767         12,567          32,127
    --------   -----------    --------    --------     -------        -------         -------
    (28,552)      (154,706)    (17,451)    26,785       16,454         10,899             100
      1,167             --          --         --           --             --              --
     (8,818)            --          29       (292)          --             --              --
         51             --          --         --           --             --              --
      1,564             --         103     (2,514)          --             --              --
      4,958     (1,855,706)    (13,623)    70,806        6,769         11,474              --
       (525)            --          --         --           --             --              --
     (3,334)            --          --         --           --             --              --
     (2,019)            --          --         --           --             --              --
       (925)            --          39        446           --             --              --
        (11)            --          --         --           --             --              --
    --------   -----------    --------    --------     -------        -------         -------
    (36,444)    (2,010,412)    (30,903)    95,231       23,223         22,373             100
    --------   -----------    --------    --------     -------        -------         -------
    $(30,067)  $(1,756,663)   $(12,211)   $209,340     $46,990        $34,940         $32,227
    ========   ===========    ========    ========     =======        =======         =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                HARTFORD
                                                                  GLOBAL             GLOBAL FINANCIAL     HARTFORD
                                                              COMMUNICATIONS             SERVICES       GLOBAL HEALTH
                                                                 HLS FUND                HLS FUND         HLS FUND
                                                              --------------         ----------------   -------------
OPERATIONS:
  Net investment income (loss)..............................     $    50                 $   215          $    144
  Net realized gain (loss) on investments...................      (3,781)                 (2,258)            2,312
  Net unrealized appreciation (depreciation) on
    investments.............................................         794                  (2,207)          (51,651)
                                                                 -------                 -------          --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (2,937)                 (4,250)          (49,195)
                                                                 -------                 -------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (49)                   (196)              (26)
    Class IB................................................         (11)                    (64)               --
  From net realized gain on investments
    Class IA................................................          --                      --            (4,892)
    Class IB................................................          --                      --            (1,082)
  From capital
    Class IA................................................          (6)                     (4)               --
    Class IB................................................          (1)                     (2)               --
                                                                 -------                 -------          --------
    Total distributions.....................................         (67)                   (266)           (6,000)
                                                                 -------                 -------          --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       3,000                   4,708            15,614
    Class IB................................................       1,625                   4,163            22,176
                                                                 -------                 -------          --------
  Net increase (decrease) from capital share transactions...       4,625                   8,871            37,790
                                                                 -------                 -------          --------
  Net increase (decrease) in net assets.....................       1,621                   4,355           (17,405)
NET ASSETS:
  Beginning of period.......................................       9,263                  17,608           237,912
                                                                 -------                 -------          --------
  End of period.............................................     $10,884                 $21,963          $220,507
                                                                 =======                 =======          ========
Accumulated net investment income (loss)....................     $    (8)                $    (6)         $    270
                                                                 =======                 =======          ========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                          HARTFORD
                          HARTFORD                          HARTFORD                                    INTERNATIONAL
        HARTFORD        INTERNATIONAL      HARTFORD          GROWTH         HARTFORD       HARTFORD        CAPITAL
    GLOBAL TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH   OPPORTUNITIES   SMALL COMPANY     MIDCAP      APPRECIATION
        HLS FUND          HLS FUND        HLS FUND(A)      HLS FUND(B)      HLS FUND       HLS FUND       HLS FUND
    -----------------   -------------   ---------------   -------------   -------------   -----------   -------------
        $   (608)          $    30         $   (389)        $    (942)      $  (2,276)    $    1,269       $   128
         (35,351)           (2,342)         (14,819)         (134,893)       (144,424)       (53,638)       (6,001)
          (9,018)             (536)         (60,942)          (64,626)       (111,484)      (217,398)        1,100
        --------           -------         --------         ---------       ---------     ----------       -------
         (44,977)           (2,848)         (76,150)         (200,461)       (258,184)      (269,767)       (4,773)
        --------           -------         --------         ---------       ---------     ----------       -------
              --                --               --                --              --         (1,990)          (75)
              --                --               --                --              --             --           (28)
              --               (44)              --                --              --             --            --
              --               (10)              --                --              --             --            --
              --                --               --                --              --             --            --
              --                --               --                --              --             --            --
        --------           -------         --------         ---------       ---------     ----------       -------
              --               (54)              --                --              --         (1,990)         (103)
        --------           -------         --------         ---------       ---------     ----------       -------
           5,926            14,805          (12,126)          (76,597)        (15,821)      (169,584)       14,504
           4,470             4,808            7,216             5,322          30,833        (11,769)       10,574
        --------           -------         --------         ---------       ---------     ----------       -------
          10,396            19,613           (4,910)          (71,275)         15,012       (181,353)       25,078
        --------           -------         --------         ---------       ---------     ----------       -------
         (34,581)           16,711          (81,060)         (271,736)       (243,172)      (453,110)       20,202
         102,786             5,141          272,272           755,068         804,624      1,882,711        15,044
        --------           -------         --------         ---------       ---------     ----------       -------
        $ 68,205           $21,852         $191,212         $ 483,332       $ 561,452     $1,429,601       $35,246
        ========           =======         ========         =========       =========     ==========       =======
        $     --           $    (1)        $     --         $     (16)      $     (34)    $    1,214       $    --
        ========           =======         ========         =========       =========     ==========       =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                                CAPITAL                 HARTFORD          HARTFORD
                                                              APPRECIATION         VALUE OPPORTUNITIES     GROWTH
                                                                HLS FUND               HLS FUND(A)       HLS FUND(B)
                                                              ------------         -------------------   -----------
OPERATIONS:
  Net investment income (loss)..............................  $    49,150               $    633           $    (4)
  Net realized gain (loss) on investments...................   (1,321,148)               (19,505)             (598)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (568,703)               (13,227)             (224)
                                                              -----------               --------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (1,840,701)               (32,099)             (826)
                                                              -----------               --------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (43,001)                  (821)               --
    Class IB................................................       (2,845)                    --                --
  From net realized gain on investments
    Class IA................................................           --                 (2,397)               --
    Class IB................................................           --                     --                --
  From capital
    Class IA................................................           --                     --                --
    Class IB................................................           --                     --                --
                                                              -----------               --------           -------
    Total distributions.....................................      (45,846)                (3,218)               --
                                                              -----------               --------           -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (712,297)                (6,486)           14,120
    Class IB................................................      299,875                  3,189             8,095
                                                              -----------               --------           -------
  Net increase (decrease) from capital share transactions...     (412,422)                (3,297)           22,215
                                                              -----------               --------           -------
  Net increase (decrease) in net assets.....................   (2,298,969)               (38,614)           21,389
NET ASSETS:
  Beginning of period.......................................    9,127,841                130,567                --
                                                              -----------               --------           -------
  End of period.............................................  $ 6,828,872               $ 91,953           $21,389
                                                              ===========               ========           =======
Accumulated net investment income (loss)....................  $     1,931               $    618           $    --
                                                              ===========               ========           =======

(a) Formerly Fortis Value Series.
(b) From inception April 30, 2002 through December 31, 2002.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                  HARTFORD                     HARTFORD
      HARTFORD      HARTFORD      HARTFORD      INTERNATIONAL    HARTFORD     GROWTH AND    HARTFORD
    MIDCAP VALUE     FOCUS     GLOBAL LEADERS   OPPORTUNTIES       STOCK        INCOME       INDEX
      HLS FUND      HLS FUND      HLS FUND        HLS FUND       HLS FUND      HLS FUND     HLS FUND
    -------------   --------   --------------   -------------   -----------   ----------   ----------
      $    830      $   165      $   6,467        $  10,309     $    63,506   $   3,235    $   21,815
       (12,227)      (5,484)      (128,933)        (121,588)       (235,322)   (112,056)        2,513
       (44,674)      (9,103)       (20,675)         (19,596)     (1,765,512)    (47,818)     (524,681)
      --------      --------     ---------        ---------     -----------   ---------    ----------
       (56,071)     (14,422)      (143,141)        (130,875)     (1,937,328)   (156,639)     (500,353)
      --------      --------     ---------        ---------     -----------   ---------    ----------
          (598)          --         (5,462)         (15,535)        (58,646)     (2,112)      (19,562)
           (82)          --           (437)            (431)         (2,766)       (143)         (725)
            --         (394)            --               --              --          --       (71,573)
            --         (154)            --               --              --          --        (2,010)
           (87)          --             --               --              --          --            --
           (32)          --             --               --              --          --            --
      --------      --------     ---------        ---------     -----------   ---------    ----------
          (799)        (548)        (5,899)         (15,966)        (61,412)     (2,255)      (93,870)
      --------      --------     ---------        ---------     -----------   ---------    ----------
       226,021       13,367        197,555         (151,869)       (823,856)    188,974       154,200
        84,876       13,430         17,790            8,043         107,521      27,045        39,698
      --------      --------     ---------        ---------     -----------   ---------    ----------
       310,897       26,797        215,345         (143,826)       (716,335)    216,019       193,898
      --------      --------     ---------        ---------     -----------   ---------    ----------
       254,027       11,827         66,305         (290,667)     (2,715,075)     57,125      (400,325)
       120,493       41,771        534,017          964,211       8,106,118     462,612     2,022,417
      --------      --------     ---------        ---------     -----------   ---------    ----------
      $374,520      $53,598      $ 600,322        $ 673,544     $ 5,391,043   $ 519,737    $1,622,092
      ========      ========     =========        =========     ===========   =========    ==========
      $     --      $   166      $   1,132        $   1,082     $     5,503   $   3,234    $    2,680
      ========      ========     =========        =========     ===========   =========    ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           HARTFORD
                                                              HARTFORD   DIVIDEND AND
                                                               VALUE        GROWTH
                                                              HLS FUND     HLS FUND
                                                              --------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $ 1,039     $   50,483
  Net realized gain (loss) on investments...................   (9,220)       (24,164)
  Net unrealized appreciation (depreciation) on
    investments.............................................  (14,986)      (548,276)
                                                              --------    ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (23,167)      (521,957)
                                                              --------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (729)       (44,489)
    Class IB................................................     (303)        (4,542)
  From net realized gain on investments
    Class IA................................................       --       (156,583)
    Class IB................................................       --        (11,349)
  From capital
    Class IA................................................       (6)            --
    Class IB................................................       (3)            --
                                                              --------    ----------
    Total distributions.....................................   (1,041)      (216,963)
                                                              --------    ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................   46,828        306,692
    Class IB................................................   28,063        225,899
                                                              --------    ----------
  Net increase (decrease) from capital share transactions...   74,891        532,591
                                                              --------    ----------
  Net increase (decrease) in net assets.....................   50,683       (206,329)
NET ASSETS:
  Beginning of period.......................................   52,711      3,344,621
                                                              --------    ----------
  End of period.............................................  $103,394    $3,138,292
                                                              ========    ==========
  Accumulated net investment income (loss)..................  $    --     $    3,506
                                                              ========    ==========

(a) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD                                             HARTFORD       HARTFORD
     GLOBAL      HARTFORD      HARTFORD     HARTFORD     MORTGAGE    U.S. GOVERNMENT     HARTFORD
    ADVISERS     ADVISERS     HIGH YIELD      BOND      SECURITIES     SECURITIES      MONEY MARKET
    HLS FUND     HLS FUND      HLS FUND     HLS FUND     HLS FUND      HLS FUND(A)       HLS FUND
    ---------   -----------   ----------   ----------   ----------   ---------------   ------------
    $  6,377    $   253,749    $ 18,692    $  114,109    $ 23,767       $ 12,567        $   32,127
     (34,588)      (154,706)    (17,319)       23,979      16,454         10,899               100
      (1,856)    (1,855,706)    (13,584)       71,252       6,769         11,474                --
    --------    -----------    --------    ----------    --------       --------        ----------
     (30,067)    (1,756,663)    (12,211)      209,340      46,990         34,940            32,227
    --------    -----------    --------    ----------    --------       --------        ----------
        (146)      (310,849)     (9,980)      (71,918)    (18,984)        (8,732)          (29,732)
          --        (17,707)     (1,721)       (9,028)         --             --            (2,395)
        (198)            --          --       (21,013)         --             --               (93)
          (9)            --          --        (2,682)     (1,967)            --                (7)
          --             --          --            --          --             --                --
          --             --          --            --          --             --                --
    --------    -----------    --------    ----------    --------       --------        ----------
        (353)      (328,556)    (11,701)     (104,641)    (20,951)        (8,732)          (32,227)
    --------    -----------    --------    ----------    --------       --------        ----------
     (33,313)      (609,326)     94,313       505,821     279,176        392,496           451,936
       5,391        258,251      33,755       215,658      87,933         98,456           109,785
    --------    -----------    --------    ----------    --------       --------        ----------
     (27,922)      (351,075)    128,068       721,479     367,109        490,952           561,721
    --------    -----------    --------    ----------    --------       --------        ----------
     (58,342)    (2,436,294)    104,156       826,178     393,148        517,160           561,721
     343,749     12,357,769     152,945     1,701,952     450,724        174,333         2,019,649
    --------    -----------    --------    ----------    --------       --------        ----------
    $285,407    $ 9,921,475    $257,101    $2,528,130    $843,872       $691,493        $2,581,370
    ========    ===========    ========    ==========    ========       ========        ==========
    $  1,157    $   146,740    $ 18,851    $  121,024    $ 27,684       $ 13,061        $       --
    ========    ===========    ========    ==========    ========       ========        ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                HARTFORD
                                                                  GLOBAL             GLOBAL FINANCIAL
                                                              COMMUNICATIONS             SERVICES
                                                                 HLS FUND                HLS FUND
                                                              --------------         ----------------
OPERATIONS:
  Net investment income (loss)..............................     $    30                 $   120
  Net realized gain (loss) on investments...................      (3,309)                   (958)
  Net unrealized appreciation (depreciation) on
    investments.............................................        (440)                    193
                                                                 -------                 -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (3,719)                   (645)
                                                                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (43)                    (62)
    Class IB................................................          (7)                    (11)
  From net realized gain on investments
    Class IA................................................          --                      --
    Class IB................................................          --                      --
                                                                 -------                 -------
    Total distributions.....................................         (50)                    (73)
                                                                 -------                 -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       2,046                   5,837
    Class IB................................................       1,005                   2,497
                                                                 -------                 -------
  Net increase (decrease) from capital share transactions...       3,051                   8,334
                                                                 -------                 -------
  Net increase (decrease) in net assets.....................        (718)                  7,616
NET ASSETS:
  Beginning of period.......................................       9,981**                 9,992**
                                                                 -------                 -------
  End of period.............................................     $ 9,263                 $17,608
                                                                 =======                 =======
  Accumulated undistributed net investment income (loss)....     $     8                 $    35
                                                                 =======                 =======

   * From inception April 30, 2001, to December 31, 2001.
  ** These amounts represent seed money deposited in Hartford Global
     Communications HLS Fund and Hartford Global Financial Services HLS Fund on December 27, 2000.
 *** Formerly Fortis Aggressive Growth Series.
**** Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                              HARTFORD
                     HARTFORD      HARTFORD                          HARTFORD      HARTFORD                 INTERNATIONAL
      HARTFORD        GLOBAL     INTERNATIONAL      HARTFORD          GROWTH         SMALL      HARTFORD       CAPITAL
    GLOBAL HEALTH   TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH   OPPORTUNITIES    COMPANY      MIDCAP     APPRECIATION
      HLS FUND       HLS FUND      HLS FUND*       HLS FUND***     HLS FUND****    HLS FUND     HLS FUND      HLS FUND*
    -------------   ----------   -------------   ---------------   -------------   ---------   ----------   -------------
      $     66       $   (469)      $   25          $    (45)       $      (89)    $    129    $    2,009      $    18
         5,424        (54,777)         (84)          (79,263)          (80,614)    (175,575)      (89,252)        (943)
         3,141         28,022         (158)            7,335          (161,095)      27,855         3,427          843
      --------       --------       ------          --------        ----------     ---------   ----------      -------
         8,631        (27,224)        (217)          (71,973)         (241,798)    (147,591)      (83,816)         (82)
      --------       --------       ------          --------        ----------     ---------   ----------      -------
            --             --           (8)              (44)               --           --            --          (11)
            --             --           (1)               --                --           --            --           (4)
            --             --           --           (34,602)         (218,095)     (55,117)     (218,450)          --
            --             --           --                --                --       (3,553)      (13,029)          --
      --------       --------       ------          --------        ----------     ---------   ----------      -------
            --             --           (9)          (34,646)         (218,095)     (58,670)     (231,479)         (15)
      --------       --------       ------          --------        ----------     ---------   ----------      -------
        71,873         38,694        4,583            26,276           151,955       32,931       291,842       10,166
        24,528         12,700          784                --                --       28,101        81,370        4,975
      --------       --------       ------          --------        ----------     ---------   ----------      -------
        96,401         51,394        5,367            26,276           151,955       61,032       373,212       15,141
      --------       --------       ------          --------        ----------     ---------   ----------      -------
       105,032         24,170        5,141           (80,343)         (307,938)    (145,229)       57,917       15,044
       132,880         78,616           --           352,615         1,063,005      949,853     1,824,794           --
      --------       --------       ------          --------        ----------     ---------   ----------      -------
      $237,912       $102,786       $5,141          $272,272        $  755,068     $804,624    $1,882,711      $15,044
      ========       ========       ======          ========        ==========     =========   ==========      =======
      $     26       $     --       $   (1)         $     --        $       --     $     --    $    1,990      $    10
      ========       ========       ======          ========        ==========     =========   ==========      =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD       HARTFORD
                                                                CAPITAL          VALUE          HARTFORD
                                                              APPRECIATION   OPPORTUNITIES    MIDCAP VALUE
                                                                HLS FUND       HLS FUND*       HLS FUND**
                                                              ------------   -------------   --------------
OPERATIONS:
  Net investment income (loss)..............................   $   53,224     $      843        $    136
  Net realized gain (loss) on investments...................     (288,833)         3,012            (674)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (475,247)        (7,605)          7,903
                                                               ----------     ----------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (710,856)        (3,750)          7,365
                                                               ----------     ----------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (58,347)          (841)           (111)
    Class IB................................................       (2,187)            --             (19)
  From net realized gain on investments
    Class IA................................................   (2,589,918)       (15,520)             --
    Class IB................................................      (72,932)            --              --
                                                               ----------     ----------        --------
    Total distributions.....................................   (2,723,384)       (16,361)           (130)
                                                               ----------     ----------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................    2,491,922         39,088          89,590
    Class IB................................................      352,203             --          23,668
                                                               ----------     ----------        --------
  Net increase (decrease) from capital share transactions...    2,844,125         39,088         113,258
                                                               ----------     ----------        --------
  Net increase (decrease) in net assets.....................     (590,115)        18,977         120,493
NET ASSETS:
  Beginning of period.......................................    9,717,956      1,115,590              --
                                                               ----------     ----------        --------
  End of period.............................................   $9,127,841     $  130,567        $120,493
                                                               ==========     ==========        ========
  Accumulated undistributed net investment income (loss)....   $    5,832     $      821        $     (1)
                                                               ==========     ==========        ========

 * Formerly Fortis Value Series.
** From inception April 30, 2001, to December 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    HARTFORD        HARTFORD                     HARTFORD
     HARTFORD        GLOBAL       INTERNATIONAL    HARTFORD     GROWTH AND    HARTFORD
      FOCUS         LEADERS       OPPORTUNITIES      STOCK        INCOME       INDEX
    HLS FUND**      HLS FUND        HLS FUND       HLS FUND      HLS FUND     HLS FUND
    ----------   --------------   -------------   -----------   ----------   ----------
     $    65       $   3,839        $  12,269     $    68,757    $  2,257    $   19,333
         540        (124,086)        (213,046)       (285,529)    (33,876)       70,275
       1,471          15,458          (21,944)       (985,086)     (4,751)     (391,557)
     -------       ---------        ---------     -----------    --------    ----------
       2,076        (104,789)        (222,721)     (1,201,858)    (36,370)     (301,949)
     -------       ---------        ---------     -----------    --------    ----------
         (55)         (2,848)          (1,384)        (63,165)         --       (17,644)
         (11)           (225)             (67)         (1,835)         --          (356)
          --          (5,702)        (154,454)       (641,294)    (15,880)      (37,072)
          --            (469)          (3,867)        (15,953)     (1,363)         (573)
     -------       ---------        ---------     -----------    --------    ----------
         (66)         (9,244)        (159,772)       (722,247)    (17,243)      (55,645)
     -------       ---------        ---------     -----------    --------    ----------
      31,457          19,281           (9,160)        126,867      85,938       (57,388)
       8,304          30,383           10,573         177,261      35,484        34,127
     -------       ---------        ---------     -----------    --------    ----------
      39,761          49,664            1,413         304,128     121,422       (23,261)
     -------       ---------        ---------     -----------    --------    ----------
      41,771         (64,369)        (381,080)     (1,619,977)     67,809      (380,855)
          --         598,386        1,345,291       9,726,095     394,803     2,403,272
     -------       ---------        ---------     -----------    --------    ----------
     $41,771       $ 534,017        $ 964,211     $ 8,106,118    $462,612    $2,022,417
     =======       =========        =========     ===========    ========    ==========
     $    --       $     388        $   8,428     $     3,412    $  2,255    $    1,287
     =======       =========        =========     ===========    ========    ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD     HARTFORD
                                                               VALUE     DIVIDEND AND
                                                                HLS         GROWTH
                                                               FUND*       HLS FUND
                                                              --------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   146     $   53,102
  Net realized gain (loss) on investments...................       94        167,623
  Net unrealized appreciation (depreciation) on
    investments.............................................    1,256       (356,245)
                                                              -------     ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,496       (135,520)
                                                              -------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (117)       (49,560)
    Class IB................................................      (29)        (2,179)
  From net realized gain on investments
    Class IA................................................     (144)      (201,137)
    Class IB................................................      (42)        (5,550)
                                                              -------     ----------
    Total distributions.....................................     (332)      (258,426)
                                                              -------     ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................   39,853        384,922
    Class IB................................................   11,694        128,373
                                                              -------     ----------
  Net increase (decrease) from capital share transactions...   51,547        513,295
                                                              -------     ----------
  Net increase (decrease) in net assets.....................   52,711        119,349
NET ASSETS:
  Beginning of period.......................................       --      3,225,272
                                                              -------     ----------
  End of period.............................................  $52,711     $3,344,621
                                                              =======     ==========
  Accumulated undistributed net investment income (loss)....  $    --     $    2,031
                                                              =======     ==========

 * From inception April 30, 2001, to December 31, 2001.
** Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD                                            HARTFORD       HARTFORD        HARTFORD
     GLOBAL     HARTFORD      HARTFORD     HARTFORD     MORTGAGE    U.S. GOVERNMENT     MONEY
    ADVISERS    ADVISERS     HIGH YIELD      BOND      SECURITIES     SECURITIES        MARKET
    HLS FUND    HLS FUND      HLS FUND     HLS FUND     HLS FUND      HLS FUND**       HLS FUND
    --------   -----------   ----------   ----------   ----------   ---------------   ----------
    $ 7,879    $   318,895    $ 11,712    $   79,861    $ 20,951       $  8,733       $   60,211
    (49,049)      (306,000)     (2,424)       51,546       7,088          2,003               21
     16,637       (657,976)     (8,691)      (23,608)     (2,561)           210               --
    --------   -----------    --------    ----------    --------       --------       ----------
    (24,533)      (645,081)        597       107,799      25,478         10,946           60,232
    --------   -----------    --------    ----------    --------       --------       ----------
     (2,429)      (352,611)        (71)      (59,005)    (19,519)        (8,249)         (57,052)
        (71)        (8,681)         --        (3,698)       (585)            --           (3,180)
    (20,636)      (617,329)         --            --          --             --               --
       (547)       (19,622)         --            --          --             --               --
    --------   -----------    --------    ----------    --------       --------       ----------
    (23,683)      (998,243)        (71)      (62,703)    (20,104)        (8,249)         (60,232)
    --------   -----------    --------    ----------    --------       --------       ----------
     (5,675)         5,781      60,484       473,934     108,462         30,222          625,245
      8,192        312,558      23,334       118,328      24,915             --          115,859
    --------   -----------    --------    ----------    --------       --------       ----------
      2,517        318,339      83,818       592,262     133,377         30,222          741,104
    --------   -----------    --------    ----------    --------       --------       ----------
    (45,699)    (1,324,985)     84,344       637,358     138,751         32,919          741,104
    389,448     13,682,754      68,601     1,064,594     311,973        141,415        1,278,545
    --------   -----------    --------    ----------    --------       --------       ----------
    $343,749   $12,357,769    $152,945    $1,701,952    $450,724       $174,333       $2,019,649
    ========   ===========    ========    ==========    ========       ========       ==========
    $  (658)   $   218,556    $ 11,683    $   80,851    $ 20,951       $  8,732       $       --
    ========   ===========    ========    ==========    ========       ========       ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios; they are Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund and Hartford Money Market HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of sixteen portfolios, four are included in these financial statements; they are Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund and Hartford Focus HLS Fund which are non-diversified.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at

--------------------------------------------------------------------------------

         amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have an interest in a $1,689,661 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $832,024 U.S. Treasury Bonds 6.125% - 11.75% due
         02/15/2010 - 11/15/2027 and $890,809 U.S. Treasury Notes 3.00% - 6.50%
         due 05/31/2003 - 10/15/2006. The maturity amounts are as follows:

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                          ----------
        Hartford Global Communications HLS Fund.....................  $      757
        Hartford Global Financial Services HLS Fund.................         884
        Hartford Global Health HLS Fund.............................       4,735
        Hartford Global Technology HLS Fund.........................       3,245
        Hartford International Small Company HLS Fund...............         158
        Hartford SmallCap Growth HLS Fund...........................       5,856
        Hartford Growth Opportunities HLS Fund......................      28,680
        Hartford Small Company HLS Fund.............................      41,233
        Hartford MidCap HLS Fund....................................       2,273
        Hartford International Capital Appreciation HLS Fund........       1,840
        Hartford Capital Appreciation HLS Fund......................     576,430
        Hartford Value Opportunities HLS Fund.......................       1,731
        Hartford Growth HLS Fund....................................         797
        Hartford MidCap Value HLS Fund..............................      13,258
        Hartford Focus HLS Fund.....................................       1,616
        Hartford Global Leaders HLS Fund............................      34,913
        Hartford International Opportunities HLS Fund...............      14,096
        Hartford Stock HLS Fund.....................................      87,849
        Hartford Growth and Income HLS Fund.........................      11,435
        Hartford Value HLS Fund.....................................       2,572
        Hartford Dividend and Growth HLS Fund.......................     157,393
        Hartford Global Advisers HLS Fund...........................      19,947
        Hartford Advisers HLS Fund..................................     208,831
                                                                      ----------
                                                                       1,220,529
                                                                      ==========

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have an interest in a $474,364 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $324,384 U.S. Treasury Bonds 5.50% - 12.00% due 05/15/2005 - 08/15/2028, $150,009 U.S. Treasury
         Notes 3.625% due 03/31/2004. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Index HLS Fund.....................................  $ 13,631
        Hartford High Yield HLS Fund................................    25,050
        Hartford Bond HLS Fund......................................   159,205
        Hartford Mortgage Securities HLS Fund.......................    48,388
        Hartford U.S. Government Securities HLS Fund................    42,923
        Hartford Money Market HLS Fund..............................   150,480
                                                                      --------
                                                                       439,677
                                                                      ========

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2002 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are

--------------------------------------------------------------------------------

        required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in each Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involves elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund's written option activity was as follows for the year ended December 31, 2002:

                                                                           HARTFORD GLOBAL ADVISERS HLS FUND
                                                                      OPTION CONTRACTS ACTIVITY DURING THE PERIOD
                                                                      --------------------------------------------
                                                                       NUMBER OF       PREMIUM         REALIZED
        CALLS WRITTEN                                                  CONTRACTS       AMOUNTS       GAIN/(LOSS)
        -------------                                                 ------------    ----------    --------------
        Beginning of the period.....................................      1,200          $ 20            $--
        Written during the period...................................         71            24             --
        Expired during the period...................................         --            --             --
        Closed during the period....................................     (1,271)          (44)            20
        Exercised during the period.................................         --            --             --
                                                                         ------          ----            ---
        Balance at the end of the period............................         --          $ --            $20
                                                                         ======          ====            ===

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      NUMBER OF    PREMIUM     REALIZED
        PUTS WRITTEN                                                  CONTRACTS    AMOUNTS    GAIN/(LOSS)
        ------------                                                  ---------    -------    -----------
        Beginning of the period.....................................    7,080       $ 38          $--
        Written during the period...................................       --         --           --
        Expired during the period...................................       --         --           --
        Closed during the period....................................   (7,080)       (38)          31
        Exercised during the period.................................       --         --           --
                                                                       ------       ----          ---
        Balance at the end of the period............................       --       $ --          $31
                                                                       ======       ====          ===

     g) Forward Foreign Currency Contracts -- As of December 31, 2002, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Inc., Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap Value HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc. had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in each Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral

--------------------------------------------------------------------------------

should the borrower of the securities fail financially. As of December 31, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Global Communications HLS Fund.....................       $    2,175         $    2,361
        Hartford Global Financial Services HLS Fund.................            1,580              1,662
        Hartford Global Health HLS Fund.............................           17,553             18,591
        Hartford Global Technology HLS Fund.........................            2,656              2,755
        Hartford International Small Company HLS Fund...............            4,423              4,667
        Hartford SmallCap Growth HLS Fund...........................            8,386              9,484
        Hartford Growth Opportunities HLS Fund......................           24,165             25,858
        Hartford Small Company HLS Fund.............................           45,267             48,928
        Hartford MidCap HLS Fund....................................          158,737            165,665
        Hartford International Capital Appreciation HLS Fund........            4,404              4,824
        Hartford Capital Appreciation HLS Fund......................          674,993            710,184
        Hartford Value Opportunities HLS Fund.......................              435                706
        Hartford MidCap Value HLS Fund..............................           29,046             30,415
        Hartford Global Leaders HLS Fund............................           40,310             44,577
        Hartford International Opportunities HLS Fund...............           84,154             88,489
        Hartford Stock HLS Fund.....................................           32,720             33,787
        Hartford Growth and Income HLS Fund.........................            1,651              2,600
        Hartford Index HLS Fund.....................................            8,491              9,788
        Hartford Dividend and Growth HLS Fund.......................           28,983             32,146
        Hartford Global Advisers HLS Fund...........................           14,515             16,141
        Hartford Advisers HLS Fund..................................        1,285,438          1,312,948
        Hartford High Yield HLS Fund................................           39,895             40,968
        Hartford Bond HLS Fund......................................          485,950            496,266
        Hartford U.S. Gov't Securities HLS Fund.....................          137,281            140,088

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the year ended December 31, 2002, the Funds held illiquid securities as denoted in the Statements of Net Assets or Portfolio of Investments.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                     HARTFORD MORTGAGE SECURITIES HLS FUND
                       AND HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                            HARTFORD STOCK HLS FUND
                           AND HARTFORD BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

--------------------------------------------------------------------------------

                        HARTFORD SMALL COMPANY HLS FUND,
                           HARTFORD MIDCAP HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                          HARTFORD ADVISERS HLS FUND,
                        AND HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                          AND HARTFORD FOCUS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.650%
On next $250 million...............................................     0.600
On next $500 million...............................................     0.550

                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.625%
On next $250 million...............................................     0.575
Over $500 million..................................................     0.525
Over $1 billion....................................................     0.425

                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   HARTFORD GROWTH OPPORTUNITIES HLS FUND AND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund and Hartford Advisers HLS Fund.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds; Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund., Hartford Index HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund, and Hartford Money Market HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund and Hartford Money Market HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions are shown on the accompanying Statements of Operations as Custodian fees offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Board of Directors waived 0.07% of this fee until April 30, 2002. Beginning May 1, 2002 the full 0.25% was charged. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of December 31, 2002, HL Advisors, LLC held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford Global Communications HLS Fund................     900        49.23%         100        16.51%
        Hartford Global Financial Services HLS Fund............     900        43.64          100        11.58
        Hartford Global Health HLS Fund........................    @@--           --         @@--         0.00
        Hartford International Small Company HLS Fund..........     270        14.35           30         5.18
        Hartford Small Cap Growth HLS Fund.....................      --           --            1         0.10
        Hartford Growth Opportunities HLS Fund.................      --           --         @@--         0.15
        Hartford International Capital Appreciation HLS Fund...     270         8.96           30         1.53
        Hartford Value Opportunities HLS Fund..................      --           --            1         0.25
        Hartford Growth HLS Fund...............................     400        25.74           50         5.44
        Hartford U.S. Government Securities HLS Fund...........      --           --            1         0.01

     @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations.) were as follows:

        FUND                                                          COST OF PURCHASES   SALES PROCEEDS
        ----                                                          -----------------   --------------
        Hartford Global Communications HLS Fund.....................     $   12,528         $    7,961
        Hartford Global Financial Services HLS Fund.................         24,622             15,652
        Hartford Global Health HLS Fund.............................        176,147            138,653
        Hartford Global Technology HLS Fund.........................        135,778            126,441
        Hartford International Small Company HLS Fund...............         47,872             28,133
        Hartford SmallCap Growth HLS Fund...........................        209,256            212,273
        Hartford Growth Opportunities HLS Fund......................      1,102,048          1,165,250
        Hartford Small Company HLS Fund.............................      1,501,716          1,507,365
        Hartford MidCap HLS Fund....................................      1,506,077          1,626,373
        Hartford International Capital Appreciation HLS Fund........         89,929             65,784
        Hartford Capital Appreciation HLS Fund......................      6,949,099          7,380,146
        Hartford Value Opportunities HLS Fund.......................         70,893             75,160
        Hartford Growth HLS Fund....................................         28,953              7,546
        Hartford MidCap Value HLS Fund..............................        402,375            109,090
        Hartford Focus HLS Fund.....................................        124,236             96,436
        Hartford Global Leaders HLS Fund............................      2,094,705          1,895,958
        Hartford International Opportunities HLS Fund...............      1,235,684          1,331,380
        Hartford Stock HLS Fund.....................................      2,836,934          3,557,434
        Hartford Growth and Income HLS Fund.........................        660,614            453,043
        Hartford Index HLS Fund.....................................        413,971            276,737
        Hartford Value HLS Fund.....................................        103,123             30,219
        Hartford Dividend and Growth HLS Fund.......................      1,653,753          1,367,846
        Hartford Global Advisers HLS Fund...........................        773,789            754,551
        Hartford Advisers HLS Fund..................................      4,168,160          4,190,798
        Hartford High Yield HLS Fund................................        222,092             99,383
        Hartford Bond HLS Fund......................................      2,085,012          1,383,984
        Hartford Mortgage Securities HLS Fund.......................      2,470,160          1,908,941
        Hartford U.S. Government Securities HLS Fund................      1,161,011            816,950

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Global Communications HLS Fund....................     $     1          $      6      $    (7)
        Hartford Global Financial Services HLS Fund................          11                (4)          (7)
        Hartford Global Health HLS Fund............................         125              (125)          --
        Hartford Global Technology HLS Fund........................         606                --         (606)
        Hartford International Small Company HLS Fund..............         (31)               31           --
        Hartford SmallCap Growth HLS Fund..........................         389               113         (502)
        Hartford Growth Opportunities HLS Fund.....................         927               145       (1,072)
        Hartford Small Company HLS Fund............................       2,243               304       (2,547)
        Hartford MidCap HLS Fund...................................         (53)               53           --
        Hartford International Capital Appreciation HLS Fund.......         (38)               40           (2)
        Hartford Capital Appreciation HLS Fund.....................      (7,204)            7,204           --
        Hartford Value Opportunities HLS Fund......................         (14)               21           (7)
        Hartford Growth HLS Fund...................................           5                --           (5)
        Hartford MidCap Value HLS Fund.............................         (32)              130          (98)
        Hartford Global Leaders HLS Fund...........................         176            (5,019)       4,843
        Hartford International Opportunities HLS Fund..............      (1,688)            1,688           --
        Hartford Stock HLS Fund....................................          (2)                2           --
        Hartford Growth and Income HLS Fund........................          --              (439)         439
        Hartford Index HLS Fund....................................        (136)             (283)         419
        Hartford Value HLS Fund....................................          (1)               10           (9)
        Hartford Dividend and Growth HLS Fund......................          23               (23)          --
        Hartford Global Advisers HLS Fund..........................      (4,420)            4,417            3
        Hartford Advisers HLS Fund.................................       2,991           (15,313)      12,322
        Hartford High Yield HLS Fund...............................         178           (21,007)      20,829
        Hartford Bond HLS Fund.....................................       7,010           (10,097)       3,087
        Hartford Mortgage Securities HLS Fund......................       3,916            (3,916)          --
        Hartford U.S. Government Securities HLS Fund...............         495             3,272       (3,767)

     TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2002, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                                                     NET UNREALIZED
                                                                   UNREALIZED        UNREALIZED      APPRECIATION/
        FUND                                        TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
        ----                                       -----------   ---------------   ---------------   --------------
        Hartford Global Communications HLS
          Fund...................................  $    13,651      $  1,280         $    (1,414)     $      (134)
        Hartford Global Financial Services HLS
          Fund...................................       26,341           539              (2,752)          (2,213)
        Hartford Global Health HLS Fund..........      272,967         9,351             (42,791)         (33,440)
        Hartford Global Technology HLS Fund......       86,142         1,921             (15,825)         (13,904)
        Hartford International Small Company HLS
          Fund...................................       27,494           533              (1,823)          (1,290)
        Hartford SmallCap Growth HLS Fund........      249,628        10,814             (59,715)         (48,901)

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     NET UNREALIZED
                                                                   UNREALIZED        UNREALIZED      APPRECIATION/
        FUND                                        TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
        ----                                       -----------   ---------------   ---------------   --------------
        Hartford Growth Opportunities HLS Fund...  $   519,096      $ 29,012         $   (36,561)     $    (7,549)
        Hartford Small Company HLS Fund..........      659,807        32,587             (76,831)         (44,244)
        Hartford MidCap HLS Fund.................    1,686,251        83,438            (176,084)         (92,646)
        Hartford International Capital
          Appreciation HLS Fund..................       39,154         2,202              (1,318)             884
        Hartford Capital Appreciation HLS Fund...    8,185,496       464,657          (1,068,529)        (603,872)
        Hartford Value Opportunities HLS Fund....      103,616         7,576             (18,784)         (11,208)
        Hartford Growth HLS Fund.................       21,816           447                (881)            (434)
        Hartford MidCap Value HLS Fund...........      435,661        13,517             (52,888)         (39,371)
        Hartford Focus HLS Fund..................       61,999           645              (9,181)          (8,536)
        Hartford Global Leaders HLS Fund.........      654,460        28,976             (28,294)             682
        Hartford International Opportunities HLS
          Fund...................................      811,186        27,761             (77,498)         (49,737)
        Hartford Stock HLS Fund..................    6,712,948       182,204          (1,458,355)      (1,276,151)
        Hartford Growth and Income HLS Fund......      592,451        12,231             (93,067)         (80,836)
        Hartford Index HLS Fund..................    1,897,094       211,338            (479,523)        (268,185)
        Hartford Value HLS Fund..................      117,206           931             (15,359)         (14,428)
        Hartford Dividend and Growth HLS Fund....    3,617,706       119,381            (563,927)        (444,546)
        Hartford Global Advisers HLS Fund........      357,361        17,481              (5,661)          11,820
        Hartford Advisers HLS Fund...............   12,066,139       573,334          (1,457,568)        (884,234)
        Hartford High Yield HLS Fund.............      330,792        12,290             (51,697)         (39,407)
        Hartford Bond HLS Fund...................    2,861,905       145,691             (79,585)          66,106
        Hartford Mortgage Securities HLS Fund....    1,104,193        12,376              (1,533)          10,843
        Hartford U.S. Government HLS Fund........      959,256        16,159                 (39)          16,120

7.   CAPITAL LOSS CARRY FORWARDS:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Global Communications HLS Fund.....................  $    3,887      2010
        Hartford Global Communications HLS Fund.....................       2,528      2009
        Hartford Global Financial Services HLS Fund.................       1,803      2010
        Hartford Global Financial Services HLS Fund.................         607      2009
        Hartford Global Technology HLS Fund.........................      53,422      2010
        Hartford Global Technology HLS Fund.........................      42,708      2009
        Hartford Global Technology HLS Fund.........................          64      2008
        Hartford International Small Company HLS Fund...............       1,626      2010
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010

--------------------------------------------------------------------------------

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford SmallCap Growth HLS Fund...........................  $   77,054      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      88,293      2009
        Hartford Small Company HLS Fund.............................     122,092      2010
        Hartford Small Company HLS Fund.............................     249,531      2009
        Hartford MidCap HLS Fund....................................      51,067      2010
        Hartford MidCap HLS Fund....................................     103,467      2009
        Hartford International Capital Appreciation HLS Fund........       4,503      2010
        Hartford International Capital Appreciation HLS Fund........         819      2009
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     256,285      2009
        Hartford Value Opportunities HLS Fund.......................      17,212      2010
        Hartford Growth HLS Fund....................................         388      2010
        Hartford MidCap Value HLS Fund..............................       4,616      2010
        Hartford MidCap Value HLS Fund..............................         258      2009
        Hartford Focus HLS Fund.....................................       4,587      2010
        Hartford Global Leaders HLS Fund............................     114,725      2010
        Hartford Global Leaders HLS Fund............................     158,794      2009
        Hartford Global Leaders HLS Fund............................       3,513      2008
        Hartford International Opportunities HLS Fund...............     133,895      2010
        Hartford International Opportunities HLS Fund...............     211,154      2009
        Hartford Stock HLS Fund.....................................     225,627      2010
        Hartford Stock HLS Fund.....................................     287,370      2009
        Hartford Growth and Income HLS Fund.........................     105,856      2010
        Hartford Growth and Income HLS Fund.........................      40,389      2009
        Hartford Value HLS Fund.....................................       6,348      2010
        Hartford Global Advisers HLS Fund...........................      25,997      2010
        Hartford Global Advisers HLS Fund...........................      50,981      2009
        Hartford Advisers HLS Fund..................................     142,186      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford High Yield HLS Fund................................      10,785      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford U.S. Government Securities HLS Fund................  $    598      2004
        Hartford U.S. Government Securities HLS Fund................       300      2003

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Advisers HLS Fund and Hartford High Yield HLS Fund carry forwards may apply.

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Global Communications HLS Fund.....................    $    228         $   8
        Hartford Global Financial Services HLS Fund.................         605             6
        Hartford Global Health HLS Fund.............................         743            --
        Hartford Global Technology HLS Fund.........................         217            --
        Hartford International Small Company HLS Fund...............         207             1
        Hartford SmallCap Growth HLS Fund...........................       1,068            --
        Hartford Growth Opportunities HLS Fund......................       4,847            16
        Hartford Small Company HLS Fund.............................      21,264            34
        Hartford MidCap HLS Fund....................................      19,692            --
        Hartford International Capital Appreciation HLS Fund........         533            --
        Hartford Capital Appreciation HLS Fund......................     154,525            --
        Hartford Value Opportunities HLS Fund.......................       2,391            13
        Hartford MidCap Value HLS Fund..............................       5,268            --
        Hartford Global Leaders HLS Fund............................         899            --
        Hartford International Opportunities HLS Fund...............      20,572            --
        Hartford Growth and Income HLS Fund.........................       5,148            --
        Hartford Value HLS Fund.....................................       2,256            --
        Hartford Dividend and Growth HLS Fund.......................      41,027            --
        Hartford Global Advisers HLS Fund...........................         523         1,519
        Hartford Advisers HLS Fund..................................      17,231            --
        Hartford High Yield HLS Fund................................       5,583            --
        Hartford Mortgage Securities HLS Fund.......................          52            --
        Hartford U.S. Government Securities HLS Fund................          22            --

      @@Due to the presentation of the financial statement in thousands, the currency loss deferred rounds to zero. Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

--------------------------------------------------------------------------------

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Communications HLS Fund.....................  $     60     $     --        $  7
        Hartford Global Financial Services HLS Fund.................       260           --           6
        Hartford Global Health HLS Fund.............................     3,890        2,110          --
        Hartford International Small Company HLS Fund...............        53           --          --
        Hartford MidCap HLS Fund....................................     1,990           --          --
        Hartford International Capital Appreciation HLS Fund........       100           --           2
        Hartford Capital Appreciation HLS Fund......................    45,846           --          --
        Hartford Value Opportunities HLS Fund.......................     1,166        2,051          --
        Hartford MidCap Value HLS Fund..............................       680           --         119
        Hartford Focus HLS Fund.....................................       548           --          --
        Hartford Global Leaders HLS Fund............................     5,899           --          --
        Hartford International Opportunities HLS Fund...............    15,967           --          --
        Hartford Stock HLS Fund.....................................    61,412           --          --
        Hartford Growth and Income HLS Fund.........................     2,255           --          --
        Hartford Index HLS Fund.....................................    20,349       73,521          --
        Hartford Value HLS Fund.....................................     1,032           --           8
        Hartford Dividend and Growth HLS Fund.......................    49,031      167,933          --
        Hartford Global Advisers HLS Fund...........................       352           --          --
        Hartford Advisers HLS Fund..................................   328,556           --          --
        Hartford High Yield HLS Fund................................    11,701           --          --
        Hartford Bond HLS Fund......................................    95,011        9,630          --
        Hartford Mortgage Securities HLS Fund.......................    20,951           --          --
        Hartford U.S. Government Securities HLS Fund................     8,732           --          --
        Hartford Money Market HLS Fund..............................    32,227           --          --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Communications HLS Fund.....................  $     50    $       --      $  --
        Hartford Global Financial Services HLS Fund.................        73            --         --
        Hartford International Small Company HLS Fund...............         9            --         --
        Hartford SmallCap Growth HLS Fund...........................     1,576        33,071         --
        Hartford Growth Opportunities HLS Fund......................    26,558       191,537         --
        Hartford Small Company HLS Fund.............................     9,067        49,603         --
        Hartford MidCap Fund HLS Fund...............................   192,583        38,896         --
        Hartford International Capital Appreciation HLS Fund........        15            --         --
        Hartford Capital Appreciation HLS Fund......................   732,016     1,991,368         --
        Hartford Value Opportunities HLS Fund.......................    12,011         4,350         --
        Hartford MidCap Value HLS Fund..............................       130            --         --
        Hartford Focus HLS Fund.....................................        66            --         --
        Hartford Global Leaders HLS Fund............................     6,484         2,760         --
        Hartford International Opportunities HLS Fund...............    38,342       121,430         --
        Hartford Stock HLS Fund.....................................   224,556       497,691         --
        Hartford Growth and Income HLS Fund.........................    12,840         4,403         --
        Hartford Index HLS Fund.....................................    18,000        37,645         --
        Hartford Value HLS Fund.....................................       332            --         --
        Hartford Dividend and Growth HLS Fund.......................    53,756       204,670         --
        Hartford Global Advisers HLS Fund...........................     7,343        16,340         --
        Hartford Advisers HLS Fund..................................   567,094       431,149         --
        Hartford High Yield HLS Fund................................        71            --         --
        Hartford Bond HLS Fund......................................    62,703            --         --
        Hartford Mortgage Securities HLS Fund.......................    20,104            --         --
        Hartford U.S. Government Securities HLS Fund................     8,249            --         --
        Hartford Money Market HLS Fund..............................    60,232            --         --

--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                     UNDISTRIBUTED
                                                                     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                       ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                            INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                         -------------   -------------   --------------
        Hartford Global Communications HLS Fund....................    $     --         $    --       $      (134)
        Hartford Global Financial Services HLS Fund................          --              --            (2,213)
        Hartford Global Health HLS Fund............................       3,040           1,134           (33,440)
        Hartford Global Technology HLS Fund........................          --              --           (13,904)
        Hartford International Small Company HLS Fund..............          --              --            (1,290)
        Hartford SmallCap Growth HLS Fund..........................          --              --           (48,901)
        Hartford Growth Opportunities HLS Fund.....................          --              --            (7,549)
        Hartford Small Company HLS Fund............................          --              --           (44,238)
        Hartford MidCap HLS Fund...................................       1,216              --           (92,650)
        Hartford International Capital Appreciation HLS Fund.......          --              --               886
        Hartford Capital Appreciation HLS Fund.....................       1,667              --          (603,816)
        Hartford Value Opportunities HLS Fund......................         618              --           (11,208)
        Hartford Growth HLS Fund...................................          --              --              (434)
        Hartford MidCap Value HLS Fund.............................          --              --           (39,371)
        Hartford Focus HLS Fund....................................         166              --            (8,536)
        Hartford Global Leaders HLS Fund...........................       1,122              --               653
        Hartford International Opportunities HLS Fund..............       1,060              --           (49,671)
        Hartford Stock HLS Fund....................................       5,503              --        (1,276,151)
        Hartford Growth and Income HLS Fund........................       3,234              --           (80,836)
        Hartford Index HLS Fund....................................       2,680           5,727          (268,185)
        Hartford Value HLS Fund....................................          --              --           (14,428)
        Hartford Dividend and Growth HLS Fund......................       3,506          23,281          (444,546)
        Hartford Global Advisers HLS Fund..........................          --              --             7,810
        Hartford Advisers HLS Fund.................................     146,740              --          (884,234)
        Hartford High Yield HLS Fund...............................      18,851              --           (39,365)
        Hartford Bond HLS Fund.....................................     128,940           6,157            66,617
        Hartford Mortgage Securities HLS Fund......................      30,864           1,129            10,843
        Hartford U.S. Government Securities HLS Fund...............      13,061              --            16,120
        Hartford Money Market HLS Fund.............................       @@ --              --                --

 @@Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2002:

                                                 HARTFORD               HARTFORD GLOBAL                HARTFORD
                                          GLOBAL COMMUNICATIONS        FINANCIAL SERVICES           GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       8,599   $     4,901        9,916   $     9,178      145,513   $   182,644
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          12            24           29           107        4,018         4,918
        Shares redeemed................     (12,234)       (1,925)     (13,038)       (4,577)    (141,592)     (171,948)
        Shares issued in 1 for 10 stock
          split........................      (6,601)           --      (10,011)           --     (130,846)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (10,224)  $     3,000      (13,104)  $     4,708     (122,907)  $    15,614
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                            GLOBAL TECHNOLOGY            SMALL COMPANY             SMALLCAP GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     253,790   $   105,108       29,060   $    32,822       11,815   $   143,723
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on in-kind
          transactions.................      12,217         6,109*          --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --           37            37           --            --
        Shares redeemed................    (257,161)     (105,291)     (17,693)      (18,054)     (12,644)     (155,849)
        Shares issued in 1 for 10 stock
          split........................    (165,808)           --      (14,182)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (156,962)  $     5,926       (2,778)  $    14,805         (829)  $   (12,126)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH                HARTFORD                   HARTFORD
                                              OPPORTUNITIES              SMALL COMPANY                  MIDCAP
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,122   $    20,116      288,006   $   353,870      219,613   $   471,596
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on in-kind
          transactions.................          --            --       18,874        24,995*      20,551        42,766*
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          984         1,990
        Shares redeemed................      (5,284)      (96,713)    (322,882)     (394,686)    (328,180)     (685,936)
        Shares issued in 1 for 10 stock
          split........................          --            --     (490,203)           --     (681,615)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (4,162)  $   (76,597)    (506,205)  $   (15,821)    (768,647)  $  (169,584)
                                         ==========   ===========   ==========   ===========   ==========   ===========

---------------

* During the year ended December 31, 2002, the Hartford Global Technology HLS Fund, the Hartford Small Company HLS Fund and the Hartford MidCap HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($925), $2,151 and $3,125, respectively) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Funds noted.

--------------------------------------------------------------------------------

                                          HARTFORD INTERNATIONAL        HARTFORD CAPITAL            HARTFORD VALUE
                                           CAPITAL APPRECIATION           APPRECIATION              OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      82,184   $    67,740      166,965   $   642,585        1,276   $    15,454
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          16            68        2,847        43,001          218         3,217
        Shares redeemed................     (59,640)      (53,304)    (395,688)   (1,397,883)      (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split........................     (31,146)           --   (1,774,749)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (8,586)  $    14,504   (2,000,625)  $  (712,297)        (627)  $    (6,486)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  GROWTH                  MIDCAP VALUE                  FOCUS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,687   $    15,219      428,431   $   468,815       25,022   $    23,818
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --           80           685          451           369
        Shares redeemed................        (133)       (1,099)    (236,285)     (243,479)     (12,497)      (10,820)
        Shares issued in 1 for 10 stock
          split........................          --            --     (256,105)           --      (40,193)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,554   $    14,120      (63,879)  $   226,021      (27,217)  $    13,367
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                              GLOBAL LEADERS              OPPORTUNTIES                  STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     453,367   $   595,753    3,291,660   $ 2,907,057       82,040   $   368,314
        Shares issued in merger........     183,081       253,327           --            --           --            --
        Shares issued on in-kind
          transactions.................          --            --       12,252        11,716*          --            --
        Shares issued on reinvestment
          of distributions.............         727         5,462       10,217        15,535        2,398        58,646
        Shares redeemed................    (474,221)     (656,987)  (3,352,850)   (3,086,177)    (302,325)   (1,250,816)
        Shares issued in 1 for 10 stock
          split........................    (451,449)           --     (865,011)           --   (1,292,904)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (288,495)  $   197,555     (903,732)  $  (151,869)  (1,510,791)  $  (823,856)
                                         ==========   ===========   ==========   ===========   ==========   ===========

---------------

* During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME                INDEX                      VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     156,947   $   178,241       67,923   $   229,511       62,154   $    61,107
        Shares issued in merger........     186,136       200,110       97,999       293,220           --            --
        Shares issued on reinvestment
          of distributions.............       2,171         2,112       28,220        91,135           97           735
        Shares redeemed................    (185,140)     (191,489)    (156,348)     (459,666)     (17,586)      (15,014)
        Shares issued in 1 for 10 stock
          split........................    (462,598)           --     (592,800)           --      (76,548)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (302,484)  $   188,974     (555,006)  $   154,200      (31,883)  $    46,828
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH          GLOBAL ADVISERS                ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     333,066   $   644,897       59,391   $    58,817      207,487   $   503,856
        Shares issued in merger........          --            --           --            --      220,049       488,111
        Shares issued on reinvestment
          of distributions.............      96,010       201,073          358           344      105,657       310,849
        Shares redeemed................    (302,046)     (539,278)     (91,890)      (92,474)    (878,389)   (1,912,142)
        Shares issued in 1 for 10 stock
          split........................  (1,638,206)           --     (268,006)           --   (4,233,249)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (1,511,176)  $   306,692     (300,147)  $   (33,313)  (4,578,445)  $  (609,326)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                                                       HARTFORD
                                                 HARTFORD                   HARTFORD                   MORTGAGE
                                                HIGH YIELD                    BOND                    SECURITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     322,884   $   335,553      668,428   $   815,855      344,087   $   424,959
        Shares issued in merger........      50,751        48,048       77,738        90,378           --            --
        Shares issued on reinvestment
          of distributions.............      11,823         9,980       83,422        92,931       16,459        18,984
        Shares redeemed................    (299,921)     (299,268)    (387,997)     (493,343)    (127,120)     (164,767)
        Shares issued in 1 for 10 stock
          split........................    (193,755)           --   (1,614,335)           --     (540,701)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (108,218)  $    94,313   (1,172,744)  $   505,821     (307,275)  $   279,176
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                  HARTFORD                    HARTFORD
                                         U.S. GOVERNMENT SECURITIES         MONEY MARKET
                                                  HLS FUND                    HLS FUND
                                         --------------------------   ------------------------
                                           SHARES         AMOUNT        SHARES       AMOUNT
                                         -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................      43,979    $   482,125     7,433,161   $ 7,433,161
        Shares issued in merger........          --             --       122,443       122,443
        Shares issued on reinvestment
          of distributions.............         840          8,732        29,756        29,756
        Shares redeemed................      (8,975)       (98,361)   (7,133,424)   (7,133,424)
        Shares issued in 1 for 10 stock
          split........................          --             --            --            --
                                         ----------    -----------    ----------   -----------
        Net Increase (Decrease)........      35,844    $   392,496       451,936   $   451,936
                                         ==========    ===========    ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                          GLOBAL COMMUNICATIONS     GLOBAL FINANCIAL SERVICES         GLOBAL HEALTH
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................       4,136   $     2,232        5,275    $     4,991        20,087   $    29,128
        Shares issued in merger........          --            --           --             --            --            --
        Shares issued on reinvestment
          of distributions.............           5             9           15             58           887         1,082
        Shares redeemed................      (2,264)         (616)      (1,904)          (886)       (6,398)       (8,034)
        Shares issued in 1 for 10 stock
          split........................      (3,758)           --       (6,144)            --       (34,864)           --
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........      (1,881)  $     1,625       (2,758)   $     4,163       (20,288)  $    22,176
                                         ==========   ===========   ==========    ===========    ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                            GLOBAL TECHNOLOGY            SMALL COMPANY             SMALLCAP GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      21,490   $     8,807        8,267   $     8,409          672   $     7,939
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --            9             9           --            --
        Shares redeemed................     (12,716)       (4,337)      (4,076)       (3,610)         (62)         (723)
        Shares issued in 1 for 10 stock
          split........................     (38,333)           --       (4,440)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (29,559)  $     4,470         (240)  $     4,808          610   $     7,216
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           GROWTH OPPORTUNITIES          SMALL COMPANY                  MIDCAP
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................         329   $     5,419       32,500   $    42,028        3,241   $     8,382
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................          (6)          (97)      (9,931)      (11,195)     (10,029)      (20,151)
        Shares issued in 1 for 10 stock
          split........................          --            --      (60,150)           --      (44,529)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         323   $     5,322      (37,581)  $    30,833      (51,317)  $   (11,769)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                           CAPITAL APPRECIATION       CAPITAL APPRECIATION       VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      15,438   $    13,697       91,808   $   361,932          318   $     3,486
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............           7            27          172         2,845           --            --
        Shares redeemed................      (4,100)       (3,150)     (18,914)      (64,902)         (27)         (297)
        Shares issued in 1 for 10 stock
          split........................     (15,295)           --     (153,584)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (3,950)  $    10,574      (80,518)  $   299,875          291   $     3,189
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  GROWTH                  MIDCAP VALUE                  FOCUS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,033   $     9,056       83,697   $    91,830       17,365   $    16,869
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          --            --           13           114          185           151
        Shares redeemed................        (115)         (961)      (7,700)       (7,068)      (3,663)       (3,590)
        Shares issued in 1 for 10 stock
          split........................          --            --      (89,860)           --      (19,995)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         918   $     8,095      (13,850)  $    84,876       (6,108)  $    13,430
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                              GLOBAL LEADERS              OPPORTUNTIES                  STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      17,083   $    25,478      174,550   $   151,571       30,948   $   142,796
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          52           437          237           431          106         2,766
        Shares redeemed................      (6,220)       (8,125)    (161,775)     (143,959)      (9,557)      (38,041)
        Shares issued in 1 for 10 stock
          split........................     (40,358)           --      (32,948)           --      (70,496)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (29,443)  $    17,790      (19,936)  $     8,043      (48,999)  $   107,521
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME                INDEX                      VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      28,959   $    34,007       14,140   $    46,598       30,944   $    31,129
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............         148           143          801         2,735           40           306
        Shares redeemed................      (7,355)       (7,105)      (3,519)       (9,635)      (3,837)       (3,372)
        Shares issued in 1 for 10 stock
          split........................     (54,940)           --      (22,984)           --      (34,704)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (33,188)  $    27,045      (11,562)  $    39,698       (7,557)  $    28,063
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH          GLOBAL ADVISERS                ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     115,448   $   232,771        8,058   $     9,016      127,755   $   317,874
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............       7,052        15,891            9             9        5,569        17,707
        Shares redeemed................     (13,505)      (22,763)      (3,545)       (3,634)     (35,672)      (77,330)
        Shares issued in 1 for 10 stock
          split........................    (169,150)           --      (14,665)           --     (284,427)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (60,155)  $   225,899      (10,143)  $     5,391     (186,775)  $   258,251
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                HIGH YIELD                    BOND               MORTGAGE SECURITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      60,625   $    63,346      182,699   $   240,018       73,211   $   101,012
        Shares issued in merger........          --            --           --            --           --            --
        Shares issued on reinvestment
          of distributions.............       2,038         1,713       10,543        11,710        1,714         1,967
        Shares redeemed................     (27,423)      (31,304)     (25,861)      (36,070)     (11,231)      (15,046)
        Shares issued in 1 for 10 stock
          split........................     (55,428)           --     (268,394)           --      (76,646)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (20,188)  $    33,755     (101,013)  $   215,658      (12,952)  $    87,933
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                  HARTFORD                    HARTFORD
                                         U.S. GOVERNMENT SECURITIES         MONEY MARKET
                                                  HLS FUND                    HLS FUND
                                         --------------------------   ------------------------
                                           SHARES         AMOUNT        SHARES       AMOUNT
                                         -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................       9,479    $   104,947       390,278   $   390,278
        Shares issued in merger........          --             --            --            --
        Shares issued on reinvestment
          of distributions.............          --             --         2,405         2,405
        Shares redeemed................        (587)        (6,491)     (282,898)     (282,898)
        Shares issued in 1 for 10 stock
          split........................          --             --            --            --
                                         ----------    -----------    ----------   -----------
        Net Increase (Decrease)........       8,892    $    98,456       109,785   $   109,785
                                         ==========    ===========    ==========   ===========

     The following information is for the year ended December 31, 2001:

                                                 HARTFORD               HARTFORD GLOBAL                HARTFORD
                                          GLOBAL COMMUNICATIONS        FINANCIAL SERVICES           GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,471   $     3,033        6,887   $     6,498       81,617   $   112,236
        Shares issued on reinvestment
          of distributions.............          17            11           27            25           --            --
        Shares redeemed................      (1,436)         (998)        (748)         (686)     (29,923)      (40,363)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       3,052   $     2,046        6,166   $     5,837       51,694   $    71,873
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                            GLOBAL TECHNOLOGY            SMALL COMPANY             SMALLCAP GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     231,789   $   125,210        6,762   $     6,661        1,868   $    34,172
        Shares issued on reinvestment
          of distributions.............          --            --            3             3        2,218        34,647
        Shares redeemed................    (168,634)      (86,516)      (2,105)       (2,081)      (2,382)      (42,543)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      63,155   $    38,694        4,660   $     4,583        1,704   $    26,276
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           GROWTH OPPORTUNITIES          SMALL COMPANY                  MIDCAP
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         781   $    22,152      526,268   $   736,068      341,294   $   758,061
        Shares issued on reinvestment
          of distributions.............       9,535       218,095       41,341        55,117      106,035       218,450
        Shares redeemed................      (3,139)      (88,292)    (546,865)     (758,254)    (323,058)     (684,669)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       7,177   $   151,955       20,744   $    32,931      124,271   $   291,842
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                           CAPITAL APPRECIATION       CAPITAL APPRECIATION       VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      23,710   $    20,261      215,404   $ 1,054,902        2,114   $    35,196
        Shares issued on reinvestment
          of distributions.............          10             8      623,445     2,648,265        1,079        16,361
        Shares redeemed................     (12,119)      (10,103)    (258,283)   (1,211,245)        (811)      (12,469)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      11,601   $    10,166      580,566   $ 2,491,922        2,382   $    39,088
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MIDCAP VALUE                  FOCUS                  GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     105,060   $    98,613       33,553   $    33,160      296,824   $   433,293
        Shares issued on reinvestment
          of distributions.............         108           108           48            51        5,746         8,550
        Shares redeemed................      (9,359)       (9,131)      (1,829)       (1,754)    (292,111)     (422,562)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      95,809   $    89,590       31,772   $    31,457       10,459   $    19,281
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              OPPORTUNITIES                  STOCK                GROWTH AND INCOME
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................   4,445,906   $ 4,865,092       90,735   $   467,794      239,372   $   288,363
        Shares issued on reinvestment
          of distributions.............     156,280       155,838      141,837       704,459       12,954        15,880
        Shares redeemed................  (4,586,859)   (5,030,090)    (209,043)   (1,045,386)    (183,929)     (218,305)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      15,327   $    (9,160)      23,529   $   126,867       68,397   $    85,938
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  INDEX                      VALUE               DIVIDEND AND GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      78,117   $   263,472       41,384   $    40,212      379,363   $   756,321
        Shares issued on reinvestment
          of distributions.............      16,484        54,716          243           243      129,503       250,697
        Shares redeemed................    (114,232)     (375,576)        (624)         (602)    (313,532)     (622,096)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (19,631)  $   (57,388)      41,003   $    39,853      195,334   $   384,922
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             GLOBAL ADVISERS                ADVISERS                  HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     116,092   $   123,857      219,268   $   540,178      230,682   $   223,218
        Shares issued on reinvestment
          of distributions.............      22,582        23,065      407,221       969,940           75            71
        Shares redeemed................    (143,910)     (152,597)    (615,450)   (1,504,337)    (169,341)     (162,805)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (5,236)  $    (5,675)      11,039   $     5,781       61,416   $    60,484
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                HARTFORD U.S.
                                                   BOND               MORTGAGE SECURITIES       GOVERNMENT SECURITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     595,757   $   676,049      180,325   $   207,351        3,912   $    42,315
        Shares issued on reinvestment
          of distributions.............      53,709        59,005       17,510        19,519          782         8,249
        Shares redeemed................    (229,577)     (261,120)    (103,076)     (118,408)      (1,891)      (20,342)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     419,889   $   473,934       94,759   $   108,462        2,803   $    30,222
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD
                                               MONEY MARKET
                                                 HLS FUND
                                         ------------------------
                                           SHARES       AMOUNT
                                         ----------   -----------
        CLASS IA
        Shares sold....................  10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions.............      57,052        57,052
        Shares redeemed................  (9,802,285)   (9,802,285)
                                         ----------   -----------
        Net Increase (Decrease)........     625,245   $   625,245
                                         ==========   ===========

                                                 HARTFORD               HARTFORD GLOBAL                HARTFORD
                                          GLOBAL COMMUNICATIONS        FINANCIAL SERVICES           GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,628   $     1,091        2,688   $     2,557       19,749   $    27,029
        Shares issued on reinvestment
          of distributions.............           6             4            9             8           --            --
        Shares redeemed................        (147)          (90)         (75)          (68)      (1,859)       (2,501)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,487   $     1,005        2,622   $     2,497       17,890   $    24,528
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                            GLOBAL TECHNOLOGY            SMALL COMPANY              SMALL COMPANY
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      28,450   $    15,683        1,259   $     1,211       39,777   $    53,789
        Shares issued on reinvestment
          of distributions.............          --            --            1            --        2,675         3,553
        Shares redeemed................      (5,899)       (2,983)        (441)         (427)     (22,022)      (29,241)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      22,551   $    12,700          819   $       784       20,430   $    28,101
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                                  MIDCAP              CAPITAL APPRECIATION       CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      35,352   $    80,519        7,306   $     6,141       61,778   $   291,591
        Shares issued on reinvestment
          of distributions.............       6,345        13,029            4             3       17,726        75,119
        Shares redeemed................      (5,984)      (12,178)      (1,399)       (1,169)      (3,367)      (14,507)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      35,713   $    81,370        5,911   $     4,975       76,137   $   352,203
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MIDCAP VALUE                  FOCUS                  GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      26,244   $    24,497        8,730   $     8,528       23,053   $    35,468
        Shares issued on reinvestment
          of distributions.............          18            18           10            10          468           694
        Shares redeemed................        (927)         (847)        (252)         (234)      (3,971)       (5,779)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      25,335   $    23,668        8,488   $     8,304       19,550   $    30,383
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              OPPORTUNITIES                  STOCK                GROWTH AND INCOME
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold                         367,347   $   415,835       33,247   $   171,851       31,664   $    38,911
        Shares issued on reinvestment
          of distributions.............       3,948         3,934        3,588        17,788        1,116         1,363
        Shares redeemed................    (361,563)     (409,196)      (2,605)      (12,378)      (4,117)       (4,790)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       9,732   $    10,573       34,230   $   177,261       28,663   $    35,484
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  INDEX                      VALUE               DIVIDEND AND GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,138   $    37,412       12,264   $    11,914       63,729   $   125,383
        Shares issued on reinvestment
          of distributions.............         281           929           70            70        4,004         7,729
        Shares redeemed................      (1,289)       (4,214)        (301)         (290)      (2,510)       (4,739)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,130   $    34,127       12,033   $    11,694       65,223   $   128,373
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             GLOBAL ADVISERS                ADVISERS                  HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,447   $    12,265      120,626   $   299,224       40,980   $    39,406
        Shares issued on reinvestment
          of distributions.............         607           618       11,802        28,303           --            --
        Shares redeemed................      (4,332)       (4,691)      (6,313)      (14,969)     (16,691)      (16,072)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       7,722   $     8,192      126,115   $   312,558       24,289   $    23,334
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                   BOND               MORTGAGE SECURITIES            MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     110,354   $   124,874       23,049   $    26,481      596,786   $   596,786
        Shares issued on reinvestment
          of distributions.............       3,372         3,698          526           585        3,180         3,180
        Shares redeemed................      (9,042)      (10,244)      (1,873)       (2,151)    (484,107)     (484,107)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     104,684   $   118,328       21,702   $    24,915      115,859   $   115,859
                                         ==========   ===========   ==========   ===========   ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2002, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund,Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund and Hartford Mortgage Securities HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                       REVERSE SPLIT
        FUND                                                            PERCENTAGE
        ----                                                           -------------
        Hartford Small Company HLS Fund.............................       74.61%
        Hartford Capital Appreciation HLS Fund......................       15.42
        Hartford International Opportunities HLS Fund...............       71.63
        Hartford Stock HLS Fund.....................................        9.27
        Hartford Dividend and Growth HLS Fund.......................       44.38
        Hartford Advisers HLS Fund..................................       29.67
        Hartford Bond HLS Fund......................................       93.07

12. REDOMESTICATION:

     On April 29, 2002, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund were redomesticated as a series of a new Maryland corporation, Hartford HLS Series Fund II, Inc.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

13. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund. Fortis Growth & Income Series merged into Hartford Growth & Income
     HLS Fund.
     Fortis High Yield Series merged into Hartford High Yield HLS Fund.
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the respective Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND                                     CLASS IA      CLASS IB
        --------------------------                                    -----------   -----------
        Net assets of Fortis Asset Allocation on April 30, 2002.....  $   488,111   $   --
        Fortis Asset Alocation shares exchanged.....................       34,477       --
        Hartford Advisers shares issued.............................      220,049       --
        Net assets of Hartford Advisers immediately before the
          merger....................................................  $11,086,683   $ 588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................  $11,574,794   $ 588,603

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA     CLASS IB
        --------------------------------                              ----------   ----------
        Net assets of Fortis Global Growth on April 30, 2002........  $  253,327   $   --
        Fortis Global Growth shares exchanged.......................      17,918       --
        Hartford Global Leaders shares issued.......................     183,081       --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $  469,286   $ 52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $  722,613   $ 52,090

        HARTFORD GROWTH & INCOME HLS FUND                              CLASS IA     CLASS IB
        ---------------------------------                             ----------   ----------
        Net assets of Fortis Growth & Income on April 30, 2002......  $  200,110   $   --
        Fortis Growth & Income shares exchanged.....................      15,260       --
        Hartford Growth & Income shares issued......................     186,136       --
        Net assets of Hartford Growth & Income immediately before
          the merger................................................  $  395,598   $ 51,483
        Net assets of Hartford Growth & Income immediately after the
          merger....................................................  $  595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND                                   CLASS IA     CLASS IB
        ----------------------------                                  ----------   ----------
        Net assets of Fortis High Yield on April 30, 2002...........  $   48,048   $   --
        Fortis High Yield shares exchanged..........................       8,528       --
        Hartford High Yield shares issued...........................      50,751       --
        Net assets of Hartford High Yield immediately before the
          merger....................................................  $  142,974   $ 34,629
        Net assets of Hartford High Yield immediately after the
          merger....................................................  $  191,022   $ 34,629

        HARTFORD BOND HLS FUND                                         CLASS IA     CLASS IB
        ----------------------                                        ----------   ----------
        Net assets of Fortis Diversified Income on April 30, 2002...  $   90,378   $   --
        Fortis Diversified Income shares exchanged..................       9,225       --
        Hartford Bond shares issued.................................      77,738       --
        Net assets of Hartford Bond immediately before the merger...  $1,582,247   $194,002
        Net assets of Hartford Bond immediately after the merger....  $1,672,625   $194,002

        HARTFORD INDEX HLS FUND                                        CLASS IA     CLASS IB
        -----------------------                                       ----------   ----------
        Net assets of Fortis S&P 500 on April 30, 2002..............  $  293,220   $   --
        Fortis S&P 500 Index shares exchanged.......................      19,110       --
        Hartford Index shares issued................................      97,999       --
        Net assets of Hartford Index immediately before the
          merger....................................................  $1,846,941   $ 54,976
        Net assets of Hartford Index immediately after the merger...  $2,140,161   $ 54,976

        HARTFORD MONEY MARKET HLS FUND                                 CLASS IA     CLASS IB
        ------------------------------                                ----------   ----------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443   $   --
        Fortis Money Market shares exchanged........................      11,346       --
        Hartford Money Market shares issued.........................     122,443       --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807   $166,561

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Asset Allocation Series............................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth Series...............................        9,623          (3,966)       247,671
        Fortis Growth and Income Series...........................      (10,883)           (792)       211,785
        Fortis High Yield Series..................................      (11,371)        (20,858)        80,264
        Fortis Diversified Income Series..........................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index Series...............................      (20,814)             --        293,220
        Fortis Money Market Series................................           --              --        122,443

14. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2002 (SUBSEQUENT EVENT):

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford International Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Investors Growth HLS Fund and Hartford American Leaders HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc. (the "Plan").

     Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Growth and Income
HLS Fund
     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
Fund
     Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
     Hartford Investors Growth HLS Fund merged into Hartford Growth and Income HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

15. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED):

     On April 30, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee replaced Arthur Andersen LLP as independent auditors of the Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Index HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Money Market HLS Fund and Hartford Series Fund, Inc. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     On August 1, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee, replaced KPMG LLP as independent auditors of the Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund. The reports of KPMG LLP on the financial statements and financial highlights of the Funds for the past two fiscal years

--------------------------------------------------------------------------------

     contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $ 6.37        $ 0.01         $(1.89)         $(1.88)        $(0.02)
   Class IB....................................      6.37          0.01          (1.89)          (1.88)         (0.02)
   For the Year Ended December 31, 2001
   Class IA....................................     10.00          0.03          (3.59)          (3.56)         (0.04)
   Class IB....................................     10.00          0.02          (3.59)          (3.57)         (0.03)
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      9.37          0.08          (1.86)          (1.78)         (0.08)
   Class IB....................................      9.36          0.07          (1.86)          (1.79)         (0.07)
   For the Year Ended December 31, 2001
   Class IA....................................     10.00          0.07          (0.66)          (0.59)         (0.04)
   Class IB....................................     10.00          0.04          (0.65)          (0.61)         (0.03)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     14.72          0.01          (2.79)          (2.78)            --
   Class IB....................................     14.68          0.01          (2.81)          (2.80)            --
   For the Year Ended December 31, 2001
   Class IA....................................     14.42            --           0.30            0.30             --
   Class IB....................................     14.41         (0.03)          0.30            0.27             --
   From inception May,1 2000 through December
     31, 2000
   Class IA....................................     10.00          0.03           4.77            4.80          (0.03)
   Class IB....................................     10.00          0.03           4.75            4.78          (0.02)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      4.92         (0.05)         (1.85)          (1.90)            --
   Class IB....................................      4.90         (0.04)         (1.85)          (1.89)            --
   For the Year Ended December 31, 2001
   Class IA....................................      6.37         (0.02)         (1.43)          (1.45)            --
   Class IB....................................      6.36         (0.02)         (1.44)          (1.46)            --
   From inception May, 1 2000 through December
     31, 2000
   Class IA....................................     10.00         (0.01)         (3.62)          (3.63)            --
   Class IB....................................     10.00         (0.01)         (3.63)          (3.64)            --
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      9.39          0.02          (0.52)          (0.50)            --
   Class IB....................................      9.38          0.01          (0.53)          (0.52)            --
   From inception April 30, 2001 through
     December 31, 2000
   Class IA....................................     10.00          0.05          (0.64)          (0.59)         (0.02)
   Class IB....................................     10.00          0.03          (0.64)          (0.61)         (0.01)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $  --            $   --           $  --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --             (0.03)             --
   Class IB....................................         --             (0.03)             --
   For the Year Ended December 31, 2001
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   From inception May,1 2000 through December
     31, 2000
   Class IA....................................         --             (0.35)             --
   Class IB....................................         --             (0.35)             --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   From inception May, 1 2000 through December
     31, 2000
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   From inception April 30, 2001 through
     December 31, 2000
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11(a)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
        $ (0.02)          $ (1.90)          $ 4.47        (29.36)%         $  8,177           1.01%
          (0.02)            (1.90)            4.47        (29.50)             2,707           1.24
          (0.04)            (3.63)            6.37        (35.74)             7,679           0.92
          (0.03)            (3.63)            6.37        (35.88)             1,584           1.10
          (0.08)            (1.86)            7.51        (18.87)            15,486           1.15
          (0.07)            (1.86)            7.50        (19.04)             6,477           1.38
          (0.04)            (0.63)            9.37         (5.72)            14,216           0.93
          (0.03)            (0.64)            9.36         (5.91)             3,392           1.11
          (0.03)            (2.81)           11.91        (16.97)           172,037           0.90
          (0.03)            (2.83)           11.85        (17.16)            48,470           1.13
             --              0.30            14.72          2.04            202,131           0.89
             --              0.27            14.68          1.86             35,781           1.07
          (0.38)             4.42            14.42         48.18(2)         123,533           0.90(1)
          (0.37)             4.41            14.41         48.00(2)           9,347           1.08(1)
             --             (1.90)            3.02        (38.59)            54,596           0.91
             --             (1.89)            3.01        (38.69)            13,609           1.13
             --             (1.45)            4.92        (22.81)            86,074           0.89
             --             (1.46)            4.90        (22.95)            16,712           1.07
             --             (3.63)            6.37        (37.45)(2)         71,276           0.92(1)
             --             (3.64)            6.36        (37.10)(2)          7,340           1.10(1)
             --             (0.50)            8.89         (5.08)            16,722           1.71
             --             (0.52)            8.86         (5.30)             5,130           1.96
          (0.02)            (0.61)            9.39         (5.98)(2)          4,373           1.00(1)
          (0.01)            (0.62)            9.38         (6.09)(2)            768           1.18(1)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME         PORTFOLIO
       NET ASSETS     TO AVERAGE       TURNOVER
     BEFORE WAIVERS   NET ASSETS        RATE(4)
     --------------   ----------       ---------
          1.01%           0.66%           100%
          1.26            0.43            100
          0.92            0.38             95
          1.17            0.20             95
          1.15            1.11             80
          1.40            0.88             80
          0.93            1.04            119
          1.18            0.86            119
          0.90            0.10             60
          1.15           (0.13)            60
          0.89            0.06             62
          1.14           (0.12)            62
          0.90(1)         0.59(1)          46
          1.15(1)         0.41(1)          46
          0.91           (0.69)           155
          1.16           (0.92)           155
          0.89           (0.49)           240
          1.14           (0.67)           240
          0.92(1)        (0.44)(1)        150
          1.17(1)        (0.62)(1)        150
          1.71            0.23            183
          1.96           (0.01)           183
          1.00(1)         1.01(1)         168
          1.25(1)         0.83(1)         168

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $16.44        $(0.02)        $(4.72)         $(4.74)        $   --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................     15.96         (0.01)         (4.22)          (4.23)            --
   For the Year Ended December 31, 2001
   Class IA....................................     23.73            --          (4.91)          (4.91)            --
   For the Year Ended December 31, 2000
   Class IA....................................     33.79            --          (3.06)          (3.06)            --
   For the Year Ended December 31, 1999
   Class IA....................................     16.70         (0.04)         17.86           17.86          (0.01)
   For the Year Ended December 31, 1998
   Class IA....................................     13.81          0.01           2.91            2.91          (0.03)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     22.66         (0.03)         (6.23)          (6.26)            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................     21.16         (0.01)         (4.78)          (4.79)            --
   For the Year Ended December 31, 2001
   Class IA....................................     40.66            --          (9.21)          (9.21)            --
   For the Year Ended December 31, 2000
   Class IA....................................     45.14         (0.03)          2.99            2.96             --
   For the Year Ended December 31, 1999
   Class IA....................................     41.09         (0.05)         17.42           17.37          (0.09)
   For the Year Ended December 31, 1998
   Class IA....................................     36.64          0.09           6.40            6.49          (0.13)
   For the Year Ended December 31, 1997
   Class IA....................................     32.59          0.12           3.93            4.05             --
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     13.32         (0.08)         (3.95)          (4.03)            --
   Class IB....................................     13.26         (0.06)         (3.97)          (4.03)            --
   For the Year Ended December 31, 2001
   Class IA....................................     16.87          0.01          (2.53)          (2.52)            --
   Class IB....................................     16.83         (0.01)         (2.53)          (2.54)            --
   For the Year Ended December 31, 2000
   Class IA....................................     21.88          0.03          (2.54)          (2.51)            --
   Class IB....................................     21.87          0.03          (2.57)          (2.54)            --
   For the Year Ended December 31, 1999
   Class IA....................................     13.21         (0.05)          8.75            8.70             --
   Class IB....................................     13.23(6)      (0.04)(6)       8.71(6)         8.67(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................     12.02         (0.02)          1.41            1.39             --
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................     13.40(6)      (0.02)(6)      (0.15)(6)       (0.17)(6)         --(6)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $  --            $   --           $  --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (2.38)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (7.00)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (0.72)             --
   For the Year Ended December 31, 1998
   Class IA....................................         --                --              --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (8.79)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (7.44)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --            (13.32)             --
   For the Year Ended December 31, 1998
   Class IA....................................         --             (2.04)             --
   For the Year Ended December 31, 1997
   Class IA....................................         --                --              --
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (1.03)             --
   Class IB....................................         --             (1.03)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (2.50)             --
   Class IB....................................         --             (2.50)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (0.03)             --
   Class IB....................................         --(6)          (0.03)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................         --             (0.20)             --
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................         --(6)             --(6)           --(6)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares, excluding Hartford Growth Opportunities HLS Fund and Hartford SmallCap Growth HLS Fund, effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
        $    --           $ (4.74)          $11.70        (28.83)%        $  184,062          0.69%
             --             (4.23)           11.73        (26.51)(2)           7,150          0.89(1)
          (2.38)            (7.29)           16.44        (20.18)            272,272          0.68
          (7.00)           (10.06)           23.73         23.73             352,615          0.66
          (0.73)            17.09            33.79         33.79             333,158          0.72
          (0.03)             2.89            16.70         16.70             149,860          0.72
             --             (6.26)           16.40        (27.65)            478,045          0.66
             --             (4.79)           16.37        (22.65)(2)           5,287          0.84(1)
          (8.79)           (18.00)           22.66        (22.85)            755,068          0.65
          (7.44)            (4.48)           40.66         40.66           1,063,005          0.64
         (13.23)             4.05            45.14         45.14           1,044,728          0.66
          (1.91)             4.45            41.09         41.09             762,354          0.65
             --              4.05            36.64         36.64             707,155          0.66
             --             (4.03)            9.29        (30.23)            495,074          0.77
             --             (4.03)            9.23        (30.39)             66,378          1.00
          (1.03)            (3.55)           13.32        (14.92)            745,253          0.76
          (1.03)            (3.57)           13.26        (15.07)             59,371          0.94
          (2.50)            (5.01)           16.87        (13.12)            908,886          0.74
          (2.50)            (5.04)           16.83        (13.28)             40,967          0.92
          (0.03)             8.67            21.88         65.83             757,302          0.78
          (0.03)(6)          8.64(6)         21.87(6)      65.54              10,200          0.96
          (0.20)             1.19            13.21         11.62             350,734          0.77
             --(6)          (0.17)(6)        13.23(6)      (1.30)(2)             696          0.95(1)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME         PORTFOLIO
       NET ASSETS     TO AVERAGE       TURNOVER
     BEFORE WAIVERS   NET ASSETS        RATE(4)
     --------------   ----------       ---------
          0.69%          (0.18)%           99%
          0.89(1)        (0.13)(1)         99
          0.68           (0.02)           164
          0.66            0.01            160
          0.72           (0.22)           264
          0.72            0.06            135
          0.66           (0.16)           189
          0.84(1)        (0.10)(1)        189
          0.65           (0.01)           228
          0.64           (0.08)           120
          0.66           (0.18)           175
          0.65            0.21            106
          0.66            0.33             19
          0.77           (0.30)           222
          1.02           (0.53)           222
          0.76            0.03            227
          1.01           (0.15)           227
          0.74              --            195
          0.99           (0.18)           195
          0.78           (0.45)           181
          1.03           (0.63)           181
          0.77           (0.24)           236
          0.95(1)        (0.46)(1)        236

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD MIDCAP HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $20.93        $(0.01)        $(2.99)         $(3.00)        $   --
   Class IB....................................     20.84            --          (3.00)          (3.00)            --
   For the Year Ended December 31, 2001
   Class IA....................................     24.67          0.03          (0.97)          (0.94)            --
   Class IB....................................     24.62            --          (0.98)          (0.98)            --
   For the Year Ended December 31, 2000
   Class IA....................................     20.53         (0.01)          5.18            5.17             --
   Class IB....................................     20.53         (0.01)          5.13            5.12             --
   For the Year Ended December 31, 1999
   Class IA....................................     14.39            --           7.25            7.25             --
   From inception, November 9, 1999 through
     December 31, 1999
   Class IB....................................     17.58            --           3.73            3.73          (0.78)
   For the Year Ended December 31 1998.........     11.37         (0.01)          3.03            3.02             --
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31, 2002
   Class IA....................................      8.59          0.03          (1.51)          (1.48)         (0.02)
   Class IB....................................      8.59          0.01          (1.51)          (1.50)         (0.01)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................     10.00          0.01          (1.41)          (1.40)         (0.01)
   Class IB....................................     10.00          0.01          (1.41)          (1.40)         (0.01)
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     39.75          0.15          (8.01)          (7.86)         (0.19)
   Class IB....................................     39.68          0.12          (8.03)          (7.91)         (0.14)
   For the Year Ended December 31, 2001
   Class IA....................................     59.26          0.21          (3.36)          (3.15)         (0.27)
   Class IB....................................     59.23          0.06          (3.29)          (3.23)         (0.23)
   For the Year Ended December 31, 2000
   Class IA....................................     60.95          0.41           7.57            7.98          (0.39)
   Class IB....................................     60.98         (0.77)          8.64            7.87          (0.34)
   For the Year Ended December 31, 1999
   Class IA....................................     47.59          0.23          16.43           16.66          (0.18)
   Class IB....................................     64.37(6)       1.50(6)       15.03(6)        16.53(6)       (0.13)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     44.10          0.25           5.25            5.50          (0.26)
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................     64.86(6)       0.13(6)        0.94(6)         1.07(6)       (1.56)(6)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD MIDCAP HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $  --            $   --           $  --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (2.80)             --
   Class IB....................................         --             (2.80)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (1.03)             --
   Class IB....................................         --             (1.03)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (1.11)             --
   From inception, November 9, 1999 through
     December 31, 1999
   Class IB....................................         --                --              --
   For the Year Ended December 31 1998.........         --                --              --
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --            (16.09)             --
   Class IB....................................         --            (16.09)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (9.28)             --
   Class IB....................................         --             (9.28)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (3.12)             --
   Class IB....................................         --(6)         (19.79)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................         --             (1.75)             --
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................         --(6)             --(6)           --(6)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
        $    --           $ (3.00)          $17.93        (14.22)%        $1,340,265          0.72%
             --             (3.00)           17.84        (14.42)             89,336          0.94
          (2.80)            (3.74)           20.93         (3.62)          1,765,315          0.70
          (2.80)            (3.78)           20.84         (3.79)            117,396          0.88
          (1.03)             4.14            24.67         25.42           1,774,047          0.70
          (1.03)             4.09            24.62         25.20              50,747          0.88
          (1.11)             6.14            20.53         51.81             672,678          0.79
          (0.78)             2.95            20.53        21.39(2)                36          0.97(1)
             --              3.02            14.39         26.57             143,494          0.79
          (0.02)            (1.50)            7.09        (17.21)             21,368          1.26
          (0.01)            (1.51)            7.08        (17.40)             13,878          1.49
          (0.01)            (1.41)            8.59        (13.98)(2)           9,969          1.00(1)
          (0.01)            (1.41)            8.59        (14.08)(2)           5,075          1.18(1)
          (0.19)            (8.05)           31.70        (19.70)          6,240,859          0.69
          (0.14)            (8.05)           31.63        (19.88)            588,013          0.92
         (16.36)           (19.51)           39.75         (6.94)          8,734,600          0.68
         (16.32)           (19.55)           39.68         (7.10)            393,241          0.86
          (9.67)            (1.69)           59.26         13.22           9,581,897          0.66
          (9.62)            (1.75)           59.23         13.02             136,058          0.84
          (3.30)            13.36            60.95         37.46           7,963,003          0.66
         (19.92)(6)         (3.39)(6)        60.98(6)      37.21              22,993          0.84
          (2.01)             3.49            47.59         15.48           5,807,480          0.64
          (1.56)(6)         (0.49)(6)        64.37(6)     1.65(2)              5,942          0.82(1)

           -- RATIOS AND SUPPLEMENTAL DATA --
---  -----------------------------------------------
                           RATIO OF
        RATIO OF             NET
        EXPENSES          INVESTMENT
       TO AVERAGE           INCOME         PORTFOLIO
       NET ASSETS         TO AVERAGE       TURNOVER
     BEFORE WAIVERS       NET ASSETS        RATE(4)
     --------------       ----------       ---------
          0.72%               0.09%            90%
          0.97               (0.14)            90
          0.70                0.12            117
          0.95               (0.06)           117
          0.72               (0.08)           138
          0.97               (0.26)           138
          0.79               (0.15)           121
          1.04(1)            (0.32)(1)        121
          0.79               (0.15)           134
          1.26                0.59            285
          1.51                0.36            285
          1.00(1)             0.42(1)         191
          1.25(1)             0.24(1)         191
          0.69                0.64             94
          0.94                0.41             94
          0.68                0.57             92
          0.93                0.39             92
          0.66                0.64            108
          0.91                0.46            108
          0.66                0.46             66
          0.91                0.28             66
          0.64                0.59             51
          0.82(1)             0.30(1)          51

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $14.83        $ 0.07         $(3.68)         $(3.61)        $(0.09)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................     13.51          0.02          (2.69)          (2.67)            --
   For the Year Ended December 31, 2001
   Class IA....................................     17.38          0.08          (0.48)          (0.40)         (0.11)
   For the Year Ended December 31, 2000
   Class IA....................................     15.65          0.14           2.68            2.82          (0.13)
   For the Year Ended December 31, 1999
   Class IA....................................     14.38          0.13           1.15            1.28             --
   For the Year Ended December 31, 1998
   Class IA....................................     13.42          0.16           1.13            1.29          (0.16)
   For the Year Ended December 31, 1997
   Class IA....................................     11.38          0.12           2.75            2.87          (0.13)
HARTFORD GROWTH HLS FUND
   From inception April 30, 2002 through
     December 31, 2002
   Class IA....................................     10.00            --          (1.34)          (1.34)            --
   Class IB....................................     10.00            --          (1.36)          (1.36)            --
HARTFORD MIDCAP VALUE HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      9.95          0.02          (1.32)          (1.30)         (0.02)
   Class IB....................................      9.94          0.01          (1.32)          (1.31)         (0.01)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................     10.00          0.01          (0.05)          (0.04)         (0.01)
   Class IB....................................     10.00          0.01          (0.06)          (0.05)         (0.01)
HARTFORD FOCUS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     10.38          0.03          (2.66)          (2.63)            --
   Class IB....................................     10.37          0.02          (2.67)          (2.65)            --
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................     10.00          0.02           0.38            0.40          (0.02)
   Class IB....................................     10.00          0.01           0.37            0.38          (0.01)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     14.43          0.13          (2.95)          (2.82)         (0.11)
   Class IB....................................     14.40          0.12          (2.96)          (2.84)         (0.09)
   For the Year Ended December 31, 2001
   Class IA....................................     17.59          0.11          (3.02)          (2.91)         (0.08)
   Class IB....................................     17.57          0.08          (3.02)          (2.94)         (0.06)
   For the Year Ended December 31, 2000
   Class IA....................................     19.13          0.08          (1.42)          (1.34)         (0.09)
   Class IB....................................     19.12         (0.06)         (1.30)          (1.36)         (0.08)
   For the Year Ended December 31, 1999
   Class IA....................................     12.85          0.03           6.42            6.45          (0.03)
   Class IB....................................     12.85          0.07           6.34            6.41             --
   From inception, September 30, 1998 through
     December 31, 1998
   Class IA....................................     10.00          0.01           3.18            3.19          (0.02)
   Class IB....................................     10.00          0.02           3.16            3.18          (0.01)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $   --           $(0.27)          $  --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (2.04)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (0.96)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (0.01)             --
   For the Year Ended December 31, 1998
   Class IA....................................          --            (0.17)             --
   For the Year Ended December 31, 1997
   Class IA....................................          --            (0.70)             --
HARTFORD GROWTH HLS FUND
   From inception April 30, 2002 through
     December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
HARTFORD MIDCAP VALUE HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
HARTFORD FOCUS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --            (0.01)             --
   Class IB....................................          --            (0.01)             --
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (0.17)             --
   Class IB....................................          --            (0.17)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (0.11)             --
   Class IB....................................          --            (0.11)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (0.14)             --
   Class IB....................................          --            (0.14)             --
   From inception, September 30, 1998 through
     December 31, 1998
   Class IA....................................          --            (0.32)             --
   Class IB....................................          --            (0.32)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares, excluding Hartford Value Opportunities HLS Fund and Hartford Growth HLS Fund, effective November 22, 2002 (See Note 11(a)).
(6) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
        $ (0.36)          $ (3.97)          $10.86        (24.95)%         $ 88,793           0.73%
             --             (2.67)           10.84        (19.74)(2)          3,160           0.91(1)
          (2.15)            (2.55)           14.83         (2.55)           130,567           0.73
          (1.09)             1.73            17.38         18.49            111,590           0.76
          (0.01)             1.27            15.65          8.96             94,583           0.78
          (0.33)             0.96            14.38          9.64             87,604           0.76
          (0.83)             2.04            13.42         25.24             55,058           0.83
             --             (1.34)            8.66        (13.43)(2)         13,452           0.99(1)
             --             (1.36)            8.64        (13.57)(2)          7,937           1.24(1)
          (0.02)            (1.32)            8.63        (13.02)           275,556           0.88
          (0.01)            (1.32)            8.62        (13.21)            98,964           1.12
          (0.01)            (0.05)            9.95         (0.41)(2)         95,308           0.90(1)
          (0.01)            (0.06)            9.94         (0.52)(2)         25,185           1.08(1)
          (0.01)            (2.64)            7.74        (24.59)            35,237           0.88
          (0.01)            (2.66)            7.71        (24.76)            18,361           1.11
          (0.02)             0.38            10.38        3.94(2)            32,968           0.95(1)
          (0.01)             0.37            10.37        3.83(2)             8,803           1.13(1)
          (0.11)            (2.93)           11.50        (19.51)           544,901           0.81
          (0.09)            (2.93)           11.47        (19.70)            55,421           1.03
          (0.25)            (3.16)           14.43        (16.58)           484,661           0.81
          (0.23)            (3.17)           14.40        (16.73)            49,356           0.99
          (0.20)            (1.54)           17.59         (7.06)           572,517           0.81
          (0.19)            (1.55)           17.57         (7.22)            25,869           0.99
          (0.17)             6.28            19.13         50.37            179,675           0.86
          (0.14)             6.27            19.12         50.11                 69           1.04
          (0.34)             2.85            12.85         31.88(2)           5,761           0.89(1)
          (0.33)             2.85            12.85         31.82(2)              39           0.98(1)

          -- RATIOS AND SUPPLEMENTAL DATA --
---  --------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME          PORTFOLIO
       NET ASSETS     TO AVERAGE        TURNOVER
     BEFORE WAIVERS   NET ASSETS         RATE(4)
     --------------   ----------        ---------
          0.73%           0.60%             67%
          0.91(1)         1.06(1)           67
          0.73            0.68             147
          0.76            0.87             171
          0.78            0.85             211
          0.76            1.26             332
          0.83            1.41             121
          0.99(1)        (0.01)(1)          76
          1.24(1)        (0.25)(1)          76
          0.88            0.36              42
          1.13            0.12              42
          0.90(1)         0.47(1)           32
          1.15(1)         0.29(1)           32
          0.88            0.40             212
          1.13            0.17             212
          0.95(1)         0.47(1)          113
          1.20(1)         0.29(1)          113
          0.81            1.06             324
          1.06            0.84             324
          0.81            0.71             363
          1.06            0.53             363
          0.81            0.63             367
          1.06            0.45             367
          0.91            0.54(6)          207
          1.16            0.36(6)          207
          1.46(1)         0.63(1)(6)        48
          1.55(1)         0.59(1)(6)        48

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $ 9.53        $ 0.17         $(1.94)         $(1.77)        $(0.10)
   Class IB....................................      9.51          0.14          (1.91)          (1.77)         (0.08)
   For the Year Ended December 31, 2001
   Class IA....................................     13.64          0.12          (2.61)          (2.49)         (0.01)
   Class IB....................................     13.65          0.12          (2.63)          (2.51)         (0.02)
   For the Year Ended December 31, 2000
   Class IA....................................     18.76          0.18          (3.14)          (2.96)         (0.23)
   Class IB....................................     18.76          0.25          (3.24)          (2.99)         (0.19)
   For the Year Ended December 31, 1999
   Class IA....................................     13.55          0.19           5.20            5.39          (0.18)
   Class IB....................................     13.57(6)       0.17(6)        5.19(6)         5.36(6)       (0.17)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     12.94          0.21           1.47            1.68          (0.19)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................     13.96(6)       0.04(6)       (0.21)(6)       (0.17)(6)      (0.22)(6)
HARTFORD STOCK HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     47.36          0.43         (11.94)         (11.51)         (0.39)
   Class IB....................................     47.31          0.38         (11.95)         (11.57)         (0.32)
   For the Year Ended December 31, 2001
   Class IA....................................     58.80          0.41          (7.42)          (7.01)         (0.38)
   Class IB....................................     58.79          0.46          (7.57)          (7.11)         (0.32)
   For the Year Ended December 31, 2000
   Class IA....................................     71.47          0.39          (5.00)          (4.61)         (0.41)
   Class IB....................................     71.51          0.74          (5.47)          (4.72)         (0.34)
   For the Year Ended December 31, 1999
   Class IA....................................     65.62          0.50          11.43           11.93          (0.49)
   Class IB....................................    118.84(6)       0.21(6)       12.00(6)        12.21(6)       (0.56)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     51.23          0.51          16.22           16.73          (0.50)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................    107.93(6)       0.43(6)       15.65(6)        16.08(6)       (5.17)(6)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     11.72          0.05          (2.97)          (2.92)            --
   Class IB....................................     11.67          0.04          (2.96)          (2.92)            --
   For the Year Ended December 31, 2001
   Class IA....................................     13.26          0.06          (1.10)          (1.04)            --
   Class IB....................................     13.23          0.05          (1.11)          (1.06)            --
   For the Year Ended December 31, 2000
   Class IA....................................     14.32          0.05          (0.85)          (0.80)         (0.05)
   Class IB....................................     14.30         (0.08)         (0.74)          (0.82)         (0.04)
   For the Year Ended December 31, 1999
   Class IA....................................     11.86          0.04           2.55            2.59          (0.04)
   Class IB....................................     11.85          0.06           2.50            2.56          (0.02)
   From inception, May 31, 1998 through
     December 31, 1998
   Class IA....................................     10.00          0.05           1.85            1.90          (0.04)
   Class IB....................................     10.00          0.09           1.79            1.88          (0.03)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $  --            $   --           $  --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (1.61)             --
   Class IB....................................         --             (1.61)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (1.93)             --
   Class IB....................................         --             (1.93)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --                --              --
   Class IB....................................         --(6)             --(6)           --(6)
   For the Year Ended December 31, 1998
   Class IA....................................         --             (0.88)             --
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................         --(6)             --(6)           --(6)
HARTFORD STOCK HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (4.05)             --
   Class IB....................................         --             (4.05)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (7.65)             --
   Class IB....................................         --             (7.66)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (5.59)             --
   Class IB....................................         --(6)         (58.98)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................         --             (1.84)             --
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................         --(6)             --(6)           --(6)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --
   For the Year Ended December 31, 2001
   Class IA....................................         --             (0.50)             --
   Class IB....................................         --             (0.50)             --
   For the Year Ended December 31, 2000
   Class IA....................................         --             (0.21)             --
   Class IB....................................         --             (0.21)             --
   For the Year Ended December 31, 1999
   Class IA....................................         --             (0.09)             --
   Class IB....................................         --             (0.09)             --
   From inception, May 31, 1998 through
     December 31, 1998
   Class IA....................................         --                --              --
   Class IB....................................         --                --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).
(7) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
        $ (0.10)          $ (1.87)          $ 7.66        (17.93)%        $  646,903          0.81%
          (0.08)            (1.85)            7.66        (18.12)             26,641          1.04
          (1.62)            (4.11)            9.53        (18.73)            941,934          0.81
          (1.63)            (4.14)            9.51        (18.88)             22,277          0.99
          (2.16)            (5.12)           13.64        (17.10)          1,326,609          0.78
          (2.12)            (5.11)           13.65        (17.25)             18,682          0.96
          (0.18)             5.21            18.76         39.86           1,574,836          0.78
          (0.17)(6)          5.19(6)         18.76(6)      39.61               3,203          0.96
          (1.07)             0.61            13.55         13.16           1,196,694          0.77
          (0.22)(6)         (0.39)(6)        13.57(6)      (1.13)(2)             663          0.94(1)
          (0.39)           (11.90)           35.46        (24.25)          5,094,276          0.49
          (0.32)           (11.89)           35.42        (24.42)            296,767          0.72
          (4.43)           (11.44)           47.36        (12.23)          7,834,643          0.49
          (4.37)           (11.48)           47.31        (12.39)            271,475          0.67
          (8.06)           (12.67)           58.80         (7.04)          9,590,018          0.48
          (8.00)           (12.72)           58.79         (7.21)            136,077          0.66
          (6.08)             0.59            71.47         19.78           9,400,385          0.48
         (59.54)(6)         (4.73)(6)        71.51(6)      19.57              47,439          0.66
          (2.34)            14.39            65.62         33.47           7,183,046          0.46
          (5.17)(6)         10.91(6)        118.84(6)      14.91(2)           10,167          0.65(1)
             --             (2.92)            8.80        (24.65)            460,807          0.79
             --             (2.92)            8.75        (24.85)             58,930          1.02
          (0.50)            (1.54)           11.72         (8.02)            416,013          0.79
          (0.50)            (1.56)           11.67         (8.18)             46,599          0.97
          (0.26)            (1.06)           13.26         (5.64)            379,905          0.79
          (0.25)            (1.07)           13.23         (5.81)             14,898          0.97
          (0.13)             2.46            14.32         21.82             201,857          0.82
          (0.11)             2.45            14.30         21.61                  14          1.00
          (0.04)             1.86            11.86         19.05(2)           25,312          0.28(1)
          (0.03)             1.85            11.85         18.82(2)               11          0.44(1)

           -- RATIOS AND SUPPLEMENTAL DATA --
---  ----------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME            PORTFOLIO
       NET ASSETS     TO AVERAGE          TURNOVER
     BEFORE WAIVERS   NET ASSETS           RATE(4)
     --------------   ----------          ---------
          0.81%           1.23%               161%
          1.06            1.00                161
          0.81            1.10                144
          1.06            0.92                144
          0.78            1.16                159
          1.03            0.98                159
          0.78            1.20                133
          1.03            1.02                133
          0.77            1.51                157
          0.94(1)         0.71(1)             157
          0.49            0.97                 44
          0.74            0.75                 44
          0.49            0.80                 39
          0.74            0.62                 39
          0.48            0.64                 40
          0.73            0.46                 40
          0.48            0.80                 39
          0.73            0.62                 39
          0.46            0.95                 27
          0.65(1)         0.73(1)              27
          0.79            0.65                 92
          1.04            0.42                 92
          0.79            0.54                 85
          1.04            0.36                 85
          0.79            0.41                 73
          1.04            0.23                 73
          0.82            0.63                 54
          1.07            0.45                 54
          0.84(1)         1.42(1)(7)           30
          1.00(1)         1.34(1)(7)           30

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $31.81        $ 0.32         $(8.29)         $(7.97)        $(0.28)
   Class IB....................................     31.75          0.28          (8.30)          (8.02)         (0.24)
   For the Year Ended December 31, 2001
   Class IA....................................     37.25          0.31          (4.87)          (4.56)         (0.29)
   Class IB....................................     37.20          0.30          (4.91)          (4.61)         (0.25)
   For the Year Ended December 31, 2000
   Class IA....................................     41.89          0.30          (4.24)          (3.94)         (0.31)
   Class IB....................................     41.89          0.37          (4.39)          (4.02)         (0.28)
   For the Year Ended December 31, 1999
   Class IA....................................     35.70          0.34           6.85            7.19          (0.40)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................     39.22          0.04           2.98            3.02          (0.32)
   For the Year Ended December 31
   1998........................................     28.78          0.32           7.59            7.91          (0.27)
HARTFORD VALUE HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      9.94          0.08          (2.33)          (2.25)         (0.08)
   Class IB....................................      9.93          0.07          (2.33)          (2.26)         (0.07)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................     10.00          0.03          (0.02)           0.01          (0.03)
   Class IB....................................     10.00          0.02          (0.03)          (0.01)         (0.02)
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     18.80          0.25          (3.64)          (3.39)         (0.23)
   Class IB....................................     18.79          0.24          (3.66)          (3.42)         (0.21)
   For the Year Ended December 31, 2001
   Class IA....................................     21.24          0.31          (1.14)          (0.83)         (0.30)
   Class IB....................................     21.24          0.39          (1.25)          (0.86)         (0.28)
   For the Year Ended December 31, 2000
   Class IA....................................     21.49          0.35           1.78            2.13          (0.34)
   Class IB....................................     21.51          0.40           1.69            2.09          (0.32)
   For the Year Ended December 31, 1999
   Class IA....................................     21.60          0.34           0.75            1.09          (0.35)
   Class IB....................................     22.67(6)       0.24(6)        0.77            1.01(6)       (0.34)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     19.52          0.33           2.80            3.13          (0.35)
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................     22.53(6)       0.16(6)        0.68(6)         0.84(6)       (0.70)(6)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $   --           $(0.10)          $  --
   Class IB....................................          --            (0.10)             --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (0.59)             --
   Class IB....................................          --            (0.59)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (0.39)             --
   Class IB....................................          --            (0.39)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (0.60)             --
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................          --            (0.03)             --
   For the Year Ended December 31
   1998........................................          --            (0.72)             --
HARTFORD VALUE HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   From inception April 30, 2001 through
     December 31, 2001
   Class IA....................................          --            (0.04)             --
   Class IB....................................          --            (0.04)             --
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --            (0.09)             --
   Class IB....................................          --            (0.09)             --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (1.31)             --
   Class IB....................................          --            (1.31)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (2.04)             --
   Class IB....................................          --            (2.04)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (0.85)             --
   Class IB....................................          --(6)         (1.83)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................          --            (0.70)             --
   From inception April 1, 1998, through
     December 31, 1998
   Class IB....................................          --(6)            --(6)           --(6)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                       NET INCREASE                                       NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                        AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN        (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   -------       ---------------   -------------
         $(0.38)          $(8.35)           $23.46        (22.45)%        $1,553,260          0.44%
          (0.34)           (8.36)            23.39        (22.63)             68,832          0.67
          (0.88)           (5.44)            31.81        (12.31)          1,976,361          0.43
          (0.84)           (5.45)            31.75        (12.47)             46,056          0.61
          (0.70)           (4.64)            37.25         (9.50)          2,387,000          0.43
          (0.67)           (4.69)            37.20         (9.66)             16,272          0.61
          (1.00)            6.19             41.89         20.49           2,581,436          0.43
          (0.35)            2.67             41.89          7.73(2)               11          0.61(1)
          (0.99)            6.92             35.70         28.06           1,846,117          0.40
          (0.08)           (2.33)             7.61        (22.64)             69,388          0.89
          (0.07)           (2.33)             7.60        (22.81)             34,006          1.12
          (0.07)           (0.06)             9.94          0.06(2)           40,759          0.90(1)
          (0.06)           (0.07)             9.93         (0.06)(2)          11,952          1.08(1)
          (0.32)           (3.71)            15.09        (14.23)          2,810,675          0.69
          (0.30)           (3.72)            15.07        (14.42)            327,617          0.92
          (1.61)           (2.44)            18.80         (4.04)          3,190,773          0.68
          (1.59)           (2.45)            18.79         (4.21)            153,848          0.86
          (2.38)           (0.25)            21.24         10.95           3,189,857          0.68
          (2.36)           (0.27)            21.24         10.75              35,415          0.86
          (1.20)           (0.11)            21.49          5.31           3,207,733          0.68
          (2.17)(6)        (1.16)(6)         21.51(6)       5.12              16,087          0.86
          (1.05)            2.08             21.60         16.42           3,031,293          0.66
          (0.70)(6)         0.14(6)          22.67(6)       3.67(2)            8,600          0.85(1)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME         PORTFOLIO
       NET ASSETS     TO AVERAGE       TURNOVER
     BEFORE WAIVERS   NET ASSETS        RATE(4)
     --------------   ----------       ---------
          0.44%          1.18%            15%
          0.69           0.95             15
          0.43           0.91              5
          0.68           0.73              5
          0.43           0.75              7
          0.68           0.57              7
          0.43           0.95              3
          0.68(1)        0.77(1)           3
          0.40           1.21              5
          0.89           1.30             37
          1.14           1.07             37
          0.90(1)        1.02(1)          16
          1.15(1)        0.84(1)          16
          0.69           1.56             43
          0.94           1.33             43
          0.68           1.66             61
          0.93           1.48             61
          0.68           1.70             59
          0.93           1.52             59
          0.68           1.60             56
          0.93           1.42             56
          0.66           1.81             48
          0.85(1)        1.57(1)          48

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $10.07        $(0.50)        $(0.41)         $(0.91)       $    --
   Class IB....................................     10.05         (0.41)         (0.52)          (0.93)            --
   For the Year Ended December 31, 2001
   Class IA....................................     11.49          0.23          (0.94)          (0.71)         (0.08)
   Class IB....................................     11.47          0.44          (1.16)          (0.72)         (0.07)
   For the Year Ended December 31, 2000
   Class IA....................................     13.97          0.46          (1.34)          (0.88)         (0.71)
   Class IB....................................     13.97          0.48          (1.38)          (0.90)         (0.71)
   For the Year Ended December 31, 1999
   Class IA....................................     11.55          0.40           2.27            2.67          (0.25)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................     13.00          0.04           1.18            1.22          (0.25)
   For the Year Ended December 31 1998.........    11.750         0.640          0.820           1.460         (0.390)
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     23.44          0.51          (4.10)          (3.59)         (0.26)
   Class IB....................................     23.60          0.46          (4.10)          (3.64)         (0.24)
   For the Year Ended December 31, 2001
   Class IA....................................     26.65          0.64          (1.85)          (1.21)         (0.73)
   Class IB....................................     26.63          0.50          (1.77)          (1.27)         (0.49)
   For the Year Ended December 31, 2000
   Class IA....................................     29.65          0.68          (0.88)          (0.20)         (0.23)
   Class IB....................................     29.66          0.74          (0.98)          (0.24)         (0.22)
   For the Year Ended December 31, 1999
   Class IA....................................     29.85          0.68           2.21            2.89          (0.63)
   Class IB....................................     35.77(6)       0.61(6)        2.21            2.82(6)       (0.64)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     25.27          0.61           5.46            6.07          (0.60)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................     33.71(6)       0.34(6)        3.67(6)         4.01(6)       (1.95)(6)
   For the Year Ended December 31
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      9.64          0.63          (1.73)          (1.10)         (0.05)
   Class IB....................................      9.61          0.49          (1.61)          (1.12)         (0.05)
   For the Year Ended December 31, 2001
   Class IA....................................      9.39          0.78          (0.52)           0.26          (0.01)
   Class IB....................................      9.38          0.84          (0.60)           0.24          (0.01)
   For the Year Ended December 31, 2000
   Class IA....................................     10.05          0.78          (0.68)           0.10          (0.76)
   Class IB....................................     10.05          0.04           0.04            0.08          (0.75)
   For the Year Ended December 31, 1999
   Class IA....................................     10.17          0.60          (0.13)           0.47          (0.59)
   Class IB....................................     10.17          0.85          (0.39)           0.46          (0.58)
   From inception, September 21, 1998 through
     December 31, 1998
   Class IA....................................     10.00          0.19           0.17            0.36          (0.19)
   Class IB....................................     10.00          0.22           0.14            0.36          (0.19)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $   --          $    --          $   --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (0.63)             --
   Class IB....................................          --            (0.63)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (0.89)             --
   Class IB....................................          --            (0.89)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --               --              --
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................          --               --              --
   For the Year Ended December 31 1998.........      (0.060)          (0.320)         (0.890)
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --            (1.27)             --
   Class IB....................................          --            (1.27)             --
   For the Year Ended December 31, 2000
   Class IA....................................          --            (2.57)             --
   Class IB....................................          --            (2.57)             --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (2.46)             --
   Class IB....................................          --(6)         (8.29)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................          --            (0.89)             --
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................          --(6)            --(6)           --(6)
   For the Year Ended December 31
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2000
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 1999
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   From inception, September 21, 1998 through
     December 31, 1998
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).
(7) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                       NET INCREASE                                  NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                   AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT       TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN   (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   ------   ---------------   -------------
         $   --           $(0.91)          $  9.16        (8.95)%    $   269,329         0.83%
             --            (0.93)             9.12        (9.15)          16,078         1.06
          (0.71)           (1.42)            10.07        (6.25)         331,784         0.86
          (0.70)           (1.42)            10.05        (6.42)          11,965         1.04
          (1.60)           (2.48)            11.49        (6.63)         384,648         0.85
          (1.60)           (2.50)            11.47        (6.80)           4,800         1.03
          (0.25)            2.42            13.970        23.16          396,147         0.85
          (0.25)            0.97            13.970         9.35(2)            11         1.03(1)
          (1.66)           (0.20)           11.550        13.35          285,853         0.86
          (0.26)           (3.85)            19.59        (13.79)      9,249,397         0.67
          (0.24)           (3.88)            19.72        (13.99)        672,078         0.90
          (2.00)           (3.21)            23.44        (4.64)      11,836,564         0.66
          (1.76)           (3.03)            23.60        (4.81)         521,205         0.84
          (2.80)           (3.00)            26.65        (0.75)      13,430,507         0.66
          (2.79)           (3.03)            26.63        (0.92)         252,247         0.84
          (3.09)           (0.20)            29.65        10.59       14,082,895         0.65
          (8.93)(6)        (6.11)(6)         29.66(6)     10.39          137,318         0.83
          (1.49)            4.58             29.85        24.66       11,805,411         0.63
          (1.95)(6)         2.06(6)          35.77(6)     11.96(2)        34,714         0.83(1)
          (0.05)           (1.15)             8.49        (6.89)         200,017         0.82
          (0.05)           (1.17)             8.44        (7.14)          57,084         1.05
          (0.01)            0.25              9.64         2.69          127,044         0.81
          (0.01)            0.23              9.61         2.54           25,901         0.99
          (0.76)           (0.66)             9.39         1.03           66,104         0.81
          (0.75)           (0.67)             9.38         0.85            2,497         0.99
          (0.59)           (0.12)            10.05         4.70           52,731         0.72
          (0.58)           (0.12)            10.05         4.49              102         0.90
          (0.19)            0.17             10.17         3.59(2)        14,482         0.35(1)
          (0.19)            0.17             10.17         3.53(2)           102         0.53(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.83%          2.05%        288%
          1.08           1.82         288
          0.86           2.21         346
          1.11           2.03         346
          0.85           2.72         184
          1.10           2.54         184
          0.85           2.59         142
          1.10(1)        2.42(1)      142
          0.86           2.77         161
          0.67           2.29          47
          0.92           2.07          47
          0.66           2.51          34
          0.91           2.33          34
          0.66           2.47          40
          0.91           2.29          40
          0.66           2.46          38
          0.91           2.28          38
          0.63           2.40          37
          0.83(1)        2.22(1)       37
          0.82           9.33          60
          1.07           9.10          60
          0.81           9.70          63
          1.06           9.52          63
          0.81           9.15          69
          1.06           8.97          69
          0.84           8.36(3)       47
          1.09           8.18(3)       47
          0.92(1)        8.04(1)(3)     15
          1.10(1)        7.77(1)(3)     15

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                OF PERIOD(5)   (LOSS)(5)    INVESTMENTS(5)   OPERATIONS(5)   INCOME(5)
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD BOND HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................    $11.46        $ 0.56         $(0.01)         $ 0.55         $(0.05)
   Class IB....................................     11.43          0.46           0.07            0.53          (0.05)
   For the Year Ended December 31, 2001
   Class IA....................................     11.08          0.46           0.48            0.94          (0.56)
   Class IB....................................     11.07          0.41           0.50            0.91          (0.55)
   For the Year Ended December 31, 2000
   Class IA....................................      9.94          0.69           0.50            1.19          (0.05)
   Class IB....................................      9.95          0.61           0.56            1.17          (0.05)
   For the Year Ended December 31, 1999
   Class IA....................................     10.81          0.62          (0.84)          (0.22)         (0.58)
   Class IB....................................     10.83(6)       0.61(6)       (0.84)          (0.23)(6)      (0.57)(6)
   For the Year Ended December 31, 1998
   Class IA....................................     10.50          0.53           0.32            0.85          (0.54)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................     10.75(6)       0.23(6)        0.40            0.63(6)        0.55(6)
HARTFORD MORTGAGE SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     11.54          0.37           0.15            0.52          (0.05)
   Class IB....................................     11.50          0.31           0.18            0.49          (0.05)
   For the Year Ended December 31, 2001
   Class IA....................................     11.38          0.49           0.34            0.83          (0.67)
   Class IB....................................     11.36          0.50           0.31            0.81          (0.67)
   For the Year Ended December 31, 2000
   Class IA....................................     10.39          0.75           0.32            1.07          (0.08)
   Class IB....................................     10.39          0.78           0.27            1.05          (0.08)
   For the Year Ended December 31, 1999
   Class IA....................................     10.85          0.68          (0.52)           0.16          (0.62)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................     11.07          0.09          (0.16)          (0.07)         (0.61)
   For the Year Ended December 31 1998.........     10.84          0.67           0.06            0.73          (0.67)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................     10.79          0.22           0.89            1.11          (0.54)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................     10.51          0.15           0.68            0.83             --
   For the Year Ended December 31, 2001
   Class IA....................................     10.59          0.50           0.28            0.78          (0.58)
   For the Year Ended December 31, 2000
   Class IA....................................     10.13          0.70           0.46            1.16          (0.70)
   For the Year Ended December 31, 1999
   Class IA....................................     10.93          0.63          (0.84)          (0.21)         (0.59)
   For the Year Ended December 31, 1998
   Class IA....................................     10.68          0.60           0.34            0.94          (0.69)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                   INCOME(5)      INVESTMENTS(5)    CAPITAL(5)
                                                 --------------   --------------   -------------
HARTFORD BOND HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................      $   --           $(0.01)         $   --
   Class IB....................................          --            (0.01)             --
   For the Year Ended December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2000
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 1999
   Class IA....................................          --            (0.07)             --
   Class IB....................................          --(6)         (0.08)(6)          --(6)
   For the Year Ended December 31, 1998
   Class IA....................................          --               --              --
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................          --(6)            --(6)           --(6)
HARTFORD MORTGAGE SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2000
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 1999
   Class IA....................................          --               --              --
   From inception November 9, 1999 through
     December 31, 1999
   Class IB....................................          --               --              --
   For the Year Ended December 31 1998.........       (0.03)              --           (0.02)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --               --              --
   For the Year Ended December 31, 2000
   Class IA....................................          --               --              --
   For the Year Ended December 31, 1999
   Class IA....................................          --               --              --
   For the Year Ended December 31, 1998
   Class IA....................................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares, excluding Hartford U.S. Government Securities HLS Fund, effective November 22, 2002 (See Note 11(a)).
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11(b)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                       NET INCREASE                                  NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                   AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT       TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS(5)     VALUE(5)      END OF PERIOD(5)   RETURN   (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   ------   ---------------   -------------
        $ (0.06)          $  0.49           $11.95        10.08%     $2,145,266           0.51%
          (0.06)             0.47            11.90         9.83         382,864           0.75
          (0.56)             0.38            11.46         8.68       1,549,698           0.51
          (0.55)             0.36            11.43         8.49         152,254           0.69
          (0.05)             1.14            11.08        11.99       1,033,043           0.52
          (0.05)             1.12            11.07        11.79          31,551           0.70
          (0.65)            (0.87)            9.94        (2.02)        978,861           0.52
          (0.65)(6)         (0.88)(6)         9.95(6)     (2.19)         15,818           0.70
          (0.54)             0.31            10.81         8.15         902,480           0.50
          (0.55)(6)          0.08(6)         10.83(6)      5.89(2)        5,285           0.69(1)
          (0.05)             0.47            12.01         8.15         727,323           0.49
          (0.05)             0.44            11.94         7.89         116,549           0.73
          (0.67)             0.16            11.54         7.50         424,603           0.48
          (0.67)             0.14            11.50         7.30          26,121           0.66
          (0.08)             0.99            11.38        10.28         310,825           0.48
          (0.08)             0.96            11.36        10.08           1,148           0.66
          (0.62)             0.46            10.39         1.52         339,767           0.48
          (0.61)            (0.68)           10.39         0.60(2)            9           0.66(1)
          (0.72)             0.01            10.85         6.72         356,834           0.46
          (0.54)             0.57            11.36        10.73         590,626           0.49
             --              0.83            11.34         7.96(2)      100,867           0.74(1)
          (0.58)             0.20            10.79         7.50         174,333           0.51
          (0.70)             0.46            10.59        11.81         141,415           0.52
          (0.59)            (0.80)           10.13        (1.94)        138,658           0.52
          (0.69)             0.25            10.93         8.87         152,672           0.51

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.51%          5.58%         108%
          0.76           5.34          108
          0.51           5.87          185
          0.76           5.69          185
          0.52           6.54          169
          0.77           6.36          169
          0.52           6.09          111
          0.77           5.91          111
          0.50           5.86          122
          0.69(1)        5.54(1)       122
          0.49           3.86          339
          0.74           3.62          339
          0.48           5.64          233
          0.73           5.46          233
          0.48           6.43          534
          0.73           6.25          534
          0.48           5.98          472
          0.73(1)        5.80(1)       472
          0.46           6.18          208
          0.49           3.47          283
          0.74(1)        5.13(1)       283
          0.51           5.55          155
          0.52           6.28          128
          0.52           5.64           97
          0.51           5.53          114

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA (3) --
                                                -----------------------------------------------------------------------
                                                                             NET REALIZED
                                                                                 AND
                                                 NET ASSET        NET         UNREALIZED         TOTAL       DIVIDENDS
                                                  VALUE AT     INVESTMENT        GAIN            FROM         FROM NET
                                                 BEGINNING       INCOME       (LOSS) ON       INVESTMENT     INVESTMENT
                                                 OF PERIOD       (LOSS)      INVESTMENTS      OPERATIONS       INCOME
                                                ------------   ----------   --------------   -------------   ----------
HARTFORD MONEY MARKET HLS FUND, INC.
   For the Year Ended December 31, 2002
   Class IA....................................      1.00          0.01             --            0.01          (0.01)
   Class IB....................................      1.00          0.01             --            0.01          (0.01)
   For the Year Ended December 31, 2001
   Class IA....................................      1.00          0.04             --            0.04          (0.04)
   Class IB....................................      1.00          0.04             --            0.04          (0.04)
   For the Year Ended December 31, 2000
   Class IA....................................      1.00          0.06             --            0.06          (0.06)
   Class IB....................................      1.00          0.06             --            0.06          (0.06)
   For the Year Ended December 31, 1999
   Class IA....................................      1.00          0.07             --            0.07          (0.07)
   Class IB....................................      1.00          0.07             --            0.07          (0.07)
   For the Year Ended December 31, 1998
   Class IA....................................      1.00          0.05             --            0.05          (0.05)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................      1.00          0.04             --            0.04          (0.04)

                                                               -- SELECTED PER-SHARE DATA (3) --
                                                 -----------------------------------------------

                                                                  DISTRIBUTIONS
                                                   DIVIDENDS           FROM
                                                  IN EXCESS OF     NET REALIZED    DISTRIBUTIONS
                                                 NET INVESTMENT      GAINS ON          FROM
                                                     INCOME        INVESTMENTS        CAPITAL
                                                 --------------   --------------   -------------
HARTFORD MONEY MARKET HLS FUND, INC.
   For the Year Ended December 31, 2002
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2001
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 2000
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 1999
   Class IA....................................          --               --              --
   Class IB....................................          --               --              --
   For the Year Ended December 31, 1998
   Class IA....................................          --               --              --
   From inception April 1, 1998 through
     December 31, 1998
   Class IB....................................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                       NET INCREASE                                  NET ASSETS        EXPENSES
                       (DECREASE) IN      NET ASSET                   AT END OF       TO AVERAGE
         TOTAL          NET ASSETS         VALUE AT       TOTAL        PERIOD         NET ASSETS
     DISTRIBUTIONS         VALUE        END OF PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS
    ----------------   -------------   ----------------   ------   ---------------   -------------
        $ (0.01)          $    --           $ 1.00         1.47%     $2,319,456           0.49%
          (0.01)               --             1.00         1.24         261,914           0.72
          (0.04)               --             1.00         3.87       1,867,520           0.48
          (0.04)               --             1.00         3.68         152,129           0.66
          (0.06)               --             1.00         6.10       1,242,275           0.48
          (0.06)               --             1.00         5.91          36,270           0.66
          (0.07)               --             1.00         4.89       1,257,436           0.47
          (0.07)               --             1.00         4.71           8,804           0.65
          (0.05)               --             1.00         5.25         872,486           0.45
          (0.04)               --             1.00         3.76(2)        2,179           0.64(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.49%          1.43%          --%
          0.74           1.20           --
          0.48           3.58           --
          0.73           3.40           --
          0.48           5.91           --
          0.73           5.73           --
          0.47           4.81           --
          0.72           4.63           --
          0.45           5.12           --
          0.64(1)        4.81(1)        --

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Advisers HLS Fund, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Hartford Mortgage Securities HLS Fund and Hartford Money Market HLS Fund and the statement of assets and liabilities, including the schedule of investments, of Hartford Global Advisers HLS Fund (twenty five portfolios comprising Hartford Series Fund, Inc.) and the statements of net assets of the Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund (four of the portfolios comprising Hartford HLS Series Fund II, Inc., formerly known as Fortis Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated
February 6, 2002, expressed an unqualified opinion on those financial statements and financial highlights. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          Ernst & Young LLP Logo

Boston, Massachusetts
February 5, 2003

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2002, the following Funds distributed long-term capital gains dividends as follows:

        Hartford Global Health HLS Fund.............................  $  2,110
        Hartford Value Opportunities HLS Fund.......................     2,051
        Hartford Index HLS Fund.....................................    73,521
        Hartford Dividend and Growth HLS Fund.......................   167,933
        Hartford Bond HLS Fund......................................     9,630

 HARTFORD HLS MUTUAL FUNDS

 BOARDS OF DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Funds' Statement of Additional Information (SAI) include additional information about the Boards and are available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Boards, as well as, officers of the Funds.

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN           Director         Since     Ms. Coleman has served as President         75        None
(age 70)                                     1995(1),    of Saint Joseph College since 1991
c/o Hartford Mutual Funds                     2002(2)    and President of Cashel House, Ltd.
P.O. Box 2999                                            (retail) since 1985.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN           Director         Since     Dr. Gavin is an educational                 75        Dr. Gavin is a
(age 62)                                     2002(1),    consultant. Prior to September 1,                     Director of Systems
c/o Hartford Mutual Funds                     1986(2)    2001, he was President of Cranbrook                   & Computer
P.O. Box 2999                                            Education Community, and prior to                     Technology
Hartford, CT 06104-2999                                  July 1996, he was President of                        Corporation.
                                                         Macalester College, St. Paul,
                                                         Minnesota.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director         Since     Mr. Hill is Partner Emeritus and a          75        None
(age 57)                                     2001(1),    founding partner of TSG Capital
c/o Hartford Mutual Funds                     2002(2)    Group, a private equity investment
P.O. Box 2999                                            firm that serves as sponsor and lead
Hartford, CT 06104-2999                                  investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON           Director         Since     Mr. Peterson is a mutual fund               75        N/A
(age 58)                                     2002(1),    industry consultant. He was a partner
c/o Hartford Mutual Funds                     2000(2)    of KPMG LLP until July 1999.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.         Director         Since     Mr. Pryor has served as Managing            75        Mr. Pryor is a
(age 69)                                     1977(1),    Director of Pryor & Clark Company                     Director of Infodata
c/o Hartford Mutual Funds                     2002(2)    (real estate investment), Hartford,                   Systems, Inc.
P.O. Box 2999                                            Connecticut, since June 1992.                         (software company),
Hartford, CT 06104-2999                                                                                        CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services) and
                                                                                                               Corcap, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER              Director         Since     Mr. Springer served as Chairman of          75        None
(age 71)                                     1978(1),    Medspan, Inc. (health maintenance
c/o Hartford Mutual Funds                     2002(2)    organization) until March 2002.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

(1)  For Hartford Series Fund, Inc.

(2)  For Hartford HLS Series Fund II, Inc.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**           Director and        Since     Mr. Marra is President and Chief           75        Mr. Marra is a
(age 44)                    Chairman of       2002(1,2)   Operating Officer of Hartford Life,                  member of the Board
c/o Hartford Mutual Funds   the Board                     Inc. He is also a member of the                      of Directors of The
P.O. Box 2999                                             Board of Directors and a member of                   Hartford Financial
Hartford, CT 06104-2999                                   the Office of the Chairman for The                   Services Group, Inc.
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Mr. Marra was named President
                                                          of Hartford Life in 2001 and COO in
                                                          2000, and served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          Hartford Life's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and Executive Vice
                                                          President in 1996. Mr. Marra is also
                                                          a Managing Member and President of
                                                          Hartford Investment Financial
                                                          Services, LLC ("HIFSCO") and HL
                                                          Investment Advisor, LLC ("HL
                                                          Advisor").
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**          Director            Since     Mr. Smith served as Vice Chairman of       75        None
(age 62)                                      1996(1);    Hartford Financial Services Group,
c/o Hartford Mutual Funds                      2002(2)    Inc. from February 1997 to January
P.O. Box 2999                                             2002, as President and Chief
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,
                                                          Inc. from February 1997 to January
                                                          2002, and as President and Chief
                                                          Operating Officer of The Hartford
                                                          Life Insurance Companies from
                                                          January 1989 to January 2002.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and       Since     Mr. Znamierowski currently serves as       51        None
(age 41)                    Director***        1999(1)    President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of HIFSCO and HL
                                                          Investment Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President      Since     Mr. Beltz currently serves as Vice        N/A        N/A
(age 53)                                      2002(1),    President, Securities Operations of
500 Bielenberg Drive                           1993(2)    Hartford Administrative Services
Woodbury, MN 55125                                        Company ("HASCO"). He also has
                                                          served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President      Since     Mr. Carr has served as Assistant          N/A        N/A
(age 48)                    and Secretary     1996(1),    General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                      2001(2)    since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President      Since     Mr. Davison is a Managing Director        N/A        N/A
(age 45)                                      2002(1,2)   and Director of Funds Management
c/o Hartford Mutual Funds                                 Group of Hartford Investment
P.O. Box 2999                                             Management Company.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice President      Since     Ms. Fagely has been Vice President        N/A        N/A
(age 44)                                      2002(1),    of HASCO since 1998. Prior to 1998,
500 Bielenberg Drive                           1993(2)    she was Second Vice President of
Woodbury, MN 55125                                        HASCO. She also has served as
                                                          Assistant Vice President of Hartford
                                                          Life Insurance Company since
                                                          December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President      Since     Mr. Ferris serves as Vice President       N/A        N/A
(age 47)                                      2002(1,2)   and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY               Vice                Since     Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,        1996(1),    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and     2001(2)    and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President      Since     Mr. Johnson has served as Vice            N/A        N/A
(age 42)                                      2002(1,2)   President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York City.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President      Since     Mr. Joyce currently serves as Senior      N/A        N/A
(age 43)                                      2000(1,2)   Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President      Since     Mr. Levenson serves as Senior Vice        N/A        N/A
(age 36)                                      2000(1),    President of Hartford Life Insurance
c/o Hartford Mutual Funds                      2001(2)    Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business. Mr. Levenson joined The
                                                          Hartford in 1995. Mr. Levenson is
                                                          also a senior vice president of
                                                          HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President      Since     Mr. Walters serves as Executive Vice      N/A        N/A
(age 40)                                      2000(1),    President and Director of the
c/o Hartford Mutual Funds                      2001(2)    Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

   * Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

   (1)
     For Hartford Series Fund, Inc.

   (2)
     For Hartford HLS Series Fund II, Inc.

  ** "Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 *** Director of Hartford Series Fund, Inc.

 HARTFORD HLS MUTUAL FUNDS

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on July 16, 2002.

1. Proposal to elect the individuals listed in the following two tables as directors.

                                                                 WINIFRED E.    DR. ROBERT      DUANE E.      WILLIAM A.
       FUND                                                        COLEMAN       M. GAVIN         HILL          O'NEILL
       ----                                                      -----------    ----------      --------      ----------
       Hartford Small Company HLS Fund                     For    599,830,408    599,332,981    599,673,432    596,477,904
                                                      Withheld     25,576,315     26,073,742     25,733,291     28,928,819
       Hartford MidCap HLS Fund                            For    854,886,034    853,521,273    853,686,350    850,491,427
                                                      Withheld     30,288,240     31,653,001     31,487,924     34,682,847
       Hartford Capital Appreciation HLS Fund              For  2,223,836,613  2,226,768,337  2,227,388,892  2,220,369,590
                                                      Withheld     83,724,572     80,792,848     80,172,293     87,191,595
       Hartford International Opportunities HLS Fund       For    930,558,249    931,490,064    930,905,106    929,447,403
                                                      Withheld     31,131,618     30,199,803     30,784,761     32,242,464
       Hartford Stock HLS Fund                             For  1,608,832,795  1,610,997,826  1,610,538,509  1,607,152,444
                                                      Withheld     57,352,848     55,187,817     55,647,133     59,033,199
       Hartford Index HLS Fund                             For    699,476,842    700,421,767    700,024,556    698,417,806
                                                      Withheld     31,360,785     30,415,860     30,813,071     32,419,821
       Hartford Dividend and Growth HLS Fund               For  1,817,535,650  1,818,312,011  1,818,126,123  1,812,142,341
                                                      Withheld     60,337,628     59,561,266     59,747,154     65,730,936
       Hartford Global Advisers HLS Fund                   For    323,865,122    324,056,242    324,347,229    322,898,478
                                                      Withheld      8,916,375      8,725,255      8,434,268      9,883,019
       Hartford Advisers HLS Fund                          For  5,273,413,334  5,278,551,818  5,278,161,555  5,267,615,753
                                                      Withheld    172,354,129    167,215,646    167,605,908    178,151,711
       Hartford Bond HLS Fund                              For  1,523,595,322  1,526,289,821  1,526,733,427  1,521,864,499
                                                      Withheld     64,669,175     61,974,675     61,531,069     66,399,998
       Hartford Mortgage Securities HLS Fund               For    385,203,086    385,213,253    385,167,016    384,657,588
                                                      Withheld     32,999,438     32,989,270     33,035,507     33,544,936
       Hartford Money Market HLS Fund                      For  1,919,859,527  1,925,919,664  1,923,538,505  1,921,233,261
                                                      Withheld    113,222,920    107,162,783    109,543,942    111,849,185
       Hartford HLS Series Fund II, Inc.                   For    134,325,222    134,735,215    134,661,764    134,029,971
                                                      Withheld      5,204,177      4,794,184      4,867,635      5,499,428
       Hartford Series Fund, Inc.                          For  2,214,580,239  2,215,283,454  2,216,529,874  2,208,371,170
                                                      Withheld     80,682,350     79,979,136     78,732,715     86,891,419

                                                       PHILLIP O.
       FUND                                             PETERSON
       ----                                            ----------
       Hartford Small Company HLS Fund                  599,760,386
                                                         25,646,337
       Hartford MidCap HLS Fund                         853,808,690
                                                         31,365,584
       Hartford Capital Appreciation HLS Fund         2,228,078,789
                                                         79,482,396
       Hartford International Opportunities HLS Fund    932,022,740
                                                         29,667,127
       Hartford Stock HLS Fund                        1,611,305,747
                                                         54,879,896
       Hartford Index HLS Fund                          700,834,475
                                                         30,003,152
       Hartford Dividend and Growth HLS Fund          1,819,098,592
                                                         58,774,685
       Hartford Global Advisers HLS Fund                324,498,452
                                                          8,283,045
       Hartford Advisers HLS Fund                     5,280,554,600
                                                        165,212,864
       Hartford Bond HLS Fund                         1,527,149,644
                                                         61,114,852
       Hartford Mortgage Securities HLS Fund            385,301,033
                                                         32,901,491
       Hartford Money Market HLS Fund                 1,924,161,061
                                                        108,921,386
       Hartford HLS Series Fund II, Inc.                134,716,718
                                                          4,812,682
       Hartford Series Fund, Inc.                     2,216,502,388
                                                         78,760,201

                                                                 MILLARD H.     LOWNDES A.       JOHN K.       DAVID M.
       FUND                                                      PRYOR, JR.        SMITH        SPRINGER     ZNAMIEROWSKI
       ----                                                      ----------     ----------      --------     ------------
       Hartford Small Company HLS Fund                     For    599,113,137    599,857,712    597,378,545    599,618,623
                                                      Withheld     26,293,586     25,549,011     28,028,178     25,788,100
       Hartford MidCap HLS Fund                            For    852,834,985    853,232,132    851,906,313    853,681,323
                                                      Withheld     32,339,289     31,942,142     33,267,961     31,492,951
       Hartford Capital Appreciation HLS Fund              For  2,223,990,434  2,227,938,451  2,223,222,682  2,226,760,941
                                                      Withheld     83,570,751     79,622,734     84,338,503     80,800,244
       Hartford International Opportunities HLS Fund       For    931,187,489    931,880,610    932,471,093    930,810,694
                                                      Withheld     30,502,377     29,809,256     29,218,774     30,879,172
       Hartford Stock HLS Fund                             For  1,610,028,552  1,610,983,688  1,609,551,025  1,611,160,059
                                                      Withheld     56,157,090     55,201,955     56,634,618     55,025,584
       Hartford Index HLS Fund                             For    699,838,672    700,497,942    699,179,922    700,397,466
                                                      Withheld     30,998,955     30,339,685     31,657,705     30,440,161
       Hartford Dividend and Growth HLS Fund               For  1,816,707,354  1,818,051,694  1,814,855,617  1,817,587,984
                                                      Withheld     61,165,923     59,821,584     63,017,661     60,285,293
       Hartford Global Advisers HLS Fund                   For    323,876,763    324,087,203    323,062,171    323,961,146
                                                      Withheld      8,904,734      8,694,294      9,719,326      8,820,351
       Hartford Advisers HLS Fund                          For  5,275,181,796  5,282,257,583  5,272,162,758  5,277,345,726
                                                      Withheld    170,585,668    163,509,881    173,604,706    168,421,738
       Hartford Bond HLS Fund                              For  1,527,456,126  1,527,686,691  1,525,646,112  1,527,472,035
                                                      Withheld     60,808,371     60,577,806     62,618,384     60,792,461
       Hartford Mortgage Securities HLS Fund               For    385,791,526    385,780,828    384,990,919    385,403,767
                                                      Withheld     32,410,997     32,421,696     33,211,605     32,798,756
       Hartford Money Market HLS Fund                      For  1,919,311,293  1,922,112,400  1,922,280,881  1,922,426,487
                                                      Withheld    113,771,154    110,970,046    110,801,566    110,655,960
       Hartford HLS Series Fund II, Inc.                   For    134,605,096    134,649,253    134,197,056    134,676,328
                                                      Withheld      4,924,304      4,880,146      5,332,343      4,853,072
       Hartford Series Fund, Inc.                          For  2,215,627,511  2,215,398,663  2,211,807,370  2,214,979,373
                                                      Withheld     79,635,078     79,863,926     83,455,219     80,283,217


 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

2. Proposals to Adopt, Eliminate or Revise Certain Fundamental Investment Policies.

   A. Proposal to revise the fundamental policy regarding the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,521,949       314,116     3,108,439
       Hartford Global Financial Services HLS Fund                      22,572,193       444,774     1,253,163
       Hartford Global Health HLS Fund                                 169,000,995     8,165,382    10,395,950
       Hartford Global Technology HLS Fund                             200,648,307     7,912,921    15,340,345
       Hartford International Small Company HLS Fund                    11,019,837     1,190,696       283,608
       Hartford Small Company HLS Fund                                 563,423,829    26,001,873    35,981,021
       Hartford MidCap HLS Fund                                        800,896,492    39,082,654    45,195,128
       Hartford International Capital Appreciation HLS Fund             23,641,809     3,024,437       852,934
       Hartford Capital Appreciation HLS Fund                        2,090,100,004    98,927,013   118,534,168
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  254,782,335    13,153,883    13,902,905
       Hartford Focus HLS Fund                                          49,991,045     2,017,884     4,446,101
       Hartford Global Leaders HLS Fund                                482,331,313    22,209,354    31,231,983
       Hartford International Opportunities HLS Fund                   864,636,940    39,746,509    57,306,418
       Hartford Stock HLS Fund                                       1,512,424,059    66,779,902    86,981,681
       Hartford Growth and Income HLS Fund                             542,166,022    19,585,955    40,888,955
       Hartford Index HLS Fund                                         651,400,539    36,342,583    43,094,504
       Hartford Value HLS Fund                                          83,979,942     3,017,453     6,510,105
       Hartford Dividend and Growth HLS Fund                         1,691,516,080    82,232,674   104,124,523
       Hartford Global Advisers HLS Fund                               305,774,311    10,389,902    16,617,284
       Hartford Advisers HLS Fund                                    4,936,390,893   198,871,917   310,504,654
       Hartford High Yield HLS Fund                                    208,605,022     7,959,722    14,338,216
       Hartford Bond HLS Fund                                        1,409,326,555    73,105,993   105,831,949
       Hartford Mortgage Securities HLS Fund                           362,492,824    34,049,502    21,660,198
       Hartford Money Market HLS Fund                                1,753,766,636   133,764,648   145,551,162

   B. Proposal to revise the fundamental policy regarding the borrowing of money.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,521,949     1,008,596     2,413,959
       Hartford Global Financial Services HLS Fund                      22,475,819       803,519       990,793
       Hartford Global Health HLS Fund                                 167,406,313     9,923,395    10,232,619
       Hartford Global Technology HLS Fund                             199,709,857     8,929,790    15,261,925
       Hartford International Small Company HLS Fund                    10,915,073     1,204,025       375,043
       Hartford Small Company HLS Fund                                 560,377,999    28,360,066    36,668,658
       Hartford MidCap HLS Fund                                        795,113,225    44,364,033    45,697,016
       Hartford International Capital Appreciation HLS Fund             23,471,997     3,166,594       880,590
       Hartford Capital Appreciation HLS Fund                        2,073,721,606   113,628,247   120,211,332
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  253,343,077    14,485,983    14,010,063
       Hartford Focus HLS Fund                                          48,951,613     2,882,182     4,621,235
       Hartford Global Leaders HLS Fund                                479,443,442    24,620,229    31,708,979
       Hartford International Opportunities HLS Fund                   861,491,572    42,169,478    58,028,818
       Hartford Stock HLS Fund                                       1,504,651,408    74,129,507    87,404,728
       Hartford Growth and Income HLS Fund                             537,181,277    24,645,408    40,814,247
       Hartford Index HLS Fund                                         648,375,757    39,324,980    43,136,890
       Hartford Value HLS Fund                                          83,529,927     3,592,296     6,385,277
       Hartford Dividend and Growth HLS Fund                         1,678,789,605    92,521,015   106,562,657
       Hartford Global Advisers HLS Fund                               303,334,591    12,848,275    16,598,632
       Hartford Advisers HLS Fund                                    4,902,988,807   227,287,851   315,490,806
       Hartford High Yield HLS Fund                                    206,690,776     9,901,459    14,310,725
       Hartford Bond HLS Fund                                        1,405,159,782    78,783,684   104,321,031
       Hartford Mortgage Securities HLS Fund                           359,255,133    38,271,467    20,675,924
       Hartford Money Market HLS Fund                                1,740,020,933   147,810,824   145,250,690

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

   C. Proposal to revise the fundamental policy regarding the borrowing of money and the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford SmallCap Growth HLS Fund                                14,038,586       808,236     1,147,647
       Hartford Growth Opportunities HLS Fund                           27,959,027     1,669,310     2,387,585
       Hartford Value Opportunities HLS Fund                             7,526,715       589,966       724,530
       Hartford U.S. Government Securities HLS Fund                     13,601,287     1,497,892     1,633,591

   D. Proposal to revise the fundamental policy regarding investment concentrations within a particular industry.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford International Small Company HLS Fund                    11,820,213       412,287       261,641
       Hartford SmallCap Growth HLS Fund                                14,230,600       620,655     1,143,215
       Hartford Growth Opportunities HLS Fund                           28,451,705     1,255,779     2,308,438
       Hartford Small Company HLS Fund                                 569,115,168    20,421,459    35,870,096
       Hartford MidCap HLS Fund                                        808,652,540    29,999,581    46,522,153
       Hartford International Capital Appreciation HLS Fund             24,230,230     2,436,017       852,934
       Hartford Capital Appreciation HLS Fund                        2,104,788,338    84,857,602   117,915,245
       Hartford Value Opportunities HLS Fund                             7,708,240       398,849       734,122
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  258,114,184     9,905,847    13,819,092
       Hartford Focus HLS Fund                                          50,002,528     1,992,459     4,460,042
       Hartford Global Leaders HLS Fund                                487,684,942    17,451,500    30,636,208
       Hartford International Opportunities HLS Fund                   872,652,671    31,974,989    57,062,207
       Hartford Stock HLS Fund                                       1,528,302,486    52,026,942    85,856,214
       Hartford Growth and Income HLS Fund                             545,452,215    17,821,935    39,366,782
       Hartford Index HLS Fund                                         656,525,441    29,869,872    44,442,314
       Hartford Value HLS Fund                                          83,652,207     3,475,632     6,379,660
       Hartford Dividend and Growth HLS Fund                         1,705,147,584    66,864,810   105,860,884
       Hartford Global Advisers HLS Fund                               306,949,289     8,610,923    17,221,285
       Hartford Advisers HLS Fund                                    4,958,023,406   172,624,163   315,119,894
       Hartford High Yield HLS Fund                                    211,876,478     5,366,488    13,659,993
       Hartford Bond HLS Fund                                        1,424,237,592    64,231,494    99,795,411
       Hartford Mortgage Securities HLS Fund                           364,073,622    32,332,623    21,796,278
       Hartford U.S. Government Securities HLS Fund                     13,838,728     1,214,226     1,679,816
       Hartford Money Market HLS Fund                                1,760,344,558   126,788,712   145,949,177

   E. Proposal concerning the fundamental policy regarding investments within certain industries.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,526,846     1,003,699     2,413,959
       Hartford Global Financial Services HLS Fund                      23,080,345       394,814       794,972
       Hartford Global Health HLS Fund                                 171,106,506     6,043,652    10,412,169
       Hartford Global Technology HLS Fund                             202,517,639     6,394,309    14,989,625

   F. Proposal to revise the fundamental policy regarding the making of loans.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          15,188,241       342,303     2,413,959
       Hartford Global Financial Services HLS Fund                      22,749,236       500,624     1,020,270
       Hartford Global Health HLS Fund                                 169,209,597     8,172,501    10,180,228
       Hartford Global Technology HLS Fund                             198,925,977     9,857,878    15,117,718
       Hartford International Small Company HLS Fund                    11,368,268       750,830       375,043
       Hartford SmallCap Growth HLS Fund                                13,967,793       867,999     1,158,677
       Hartford Growth Opportunities HLS Fund                           27,628,768     2,006,918     2,380,236
       Hartford Small Company HLS Fund                                 563,602,622    24,456,426    37,347,675
       Hartford MidCap HLS Fund                                        801,762,214    37,097,858    46,314,202
       Hartford International Capital Appreciation HLS Fund             23,925,079     2,741,168       852,934
       Hartford Capital Appreciation HLS Fund                        2,085,278,699   102,256,982   120,025,505
       Hartford Value Opportunities HLS Fund                             7,491,318       576,347       773,545
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  256,042,267    11,858,420    13,938,436
       Hartford Focus HLS Fund                                          49,174,735     2,573,654     4,706,641
       Hartford Global Leaders HLS Fund                                483,212,739    21,274,485    31,285,426
       Hartford International Opportunities HLS Fund                   866,211,458    38,151,109    57,327,300

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Stock HLS Fund                                       1,516,165,264    62,666,265    87,354,113
       Hartford Growth and Income HLS Fund                             540,211,466    22,739,751    39,689,715
       Hartford Index HLS Fund                                         651,656,897    35,273,082    43,907,648
       Hartford Value HLS Fund                                          83,341,706     3,689,891     6,475,903
       Hartford Dividend and Growth HLS Fund                         1,692,622,048    79,550,667   105,700,562
       Hartford Global Advisers HLS Fund                               304,606,983    11,309,756    16,864,758
       Hartford Advisers HLS Fund                                    4,925,106,640   207,038,688   313,622,136
       Hartford High Yield HLS Fund                                    208,167,914     8,851,715    13,883,331
       Hartford Bond HLS Fund                                        1,415,689,582    72,462,513   100,112,402
       Hartford Mortgage Securities HLS Fund                           360,161,298    36,035,010    22,006,215
       Hartford U.S. Government Securities HLS Fund                     13,456,264     1,579,794     1,696,713
       Hartford Money Market HLS Fund                                1,741,122,110   146,176,498   145,783,839

   G. Proposal to revise the fundamental policy regarding the underwriting of securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,521,949       314,116     3,108,439
       Hartford Global Financial Services HLS Fund                      22,568,164       681,697     1,020,270
       Hartford Global Health HLS Fund                                 170,050,380     7,015,305    10,496,642
       Hartford Global Technology HLS Fund                             200,828,454     7,542,829    15,530,291
       Hartford International Small Company HLS Fund                    11,622,211       496,888       375,043
       Hartford Small Company HLS Fund                                 565,498,104    21,349,847    38,558,773
       Hartford MidCap HLS Fund                                        806,090,183    31,373,880    47,710,211
       Hartford International Capital Appreciation HLS Fund             24,133,555     2,532,692       852,934
       Hartford Capital Appreciation HLS Fund                        2,100,065,726    87,262,877   120,232,582
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  257,122,839    10,649,150    14,067,134
       Hartford Focus HLS Fund                                          49,468,429     2,374,497     4,612,104
       Hartford Global Leaders HLS Fund                                484,615,559    20,976,336    30,180,754
       Hartford International Opportunities HLS Fund                   868,677,291    35,054,333    57,958,242
       Hartford Stock HLS Fund                                       1,522,500,119    56,281,928    87,403,596
       Hartford Growth and Income HLS Fund                             543,988,261    18,576,967    40,075,704
       Hartford Index HLS Fund                                         654,421,016    32,358,917    44,057,694
       Hartford Value HLS Fund                                          85,105,219     1,818,448     6,583,834
       Hartford Dividend and Growth HLS Fund                         1,701,218,769    68,506,017   108,148,492
       Hartford Global Advisers HLS Fund                               306,084,991     9,862,084    16,834,422
       Hartford Advisers HLS Fund                                    4,947,273,501   176,766,718   321,727,245
       Hartford High Yield HLS Fund                                    209,847,975     7,269,440    13,785,544
       Hartford Bond HLS Fund                                        1,422,591,498    65,626,791   100,046,207
       Hartford Mortgage Securities HLS Fund                           361,913,238    34,748,756    21,540,530
       Hartford Money Market HLS Fund                                1,755,444,875   135,132,148   142,505,424

   H. Proposal to revise the fundamental policy regarding investments in real estate and interests therein.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,526,846     1,003,699     2,413,959
       Hartford Global Financial Services HLS Fund                      23,039,096       415,834       815,201
       Hartford Global Health HLS Fund                                 169,684,879     7,593,727    10,283,721
       Hartford Global Technology HLS Fund                             200,775,341     7,206,910    15,919,321
       Hartford International Small Company HLS Fund                    11,908,834       323,194       262,113
       Hartford SmallCap Growth HLS Fund                                14,243,392       606,563     1,144,515
       Hartford Growth Opportunities HLS Fund                           28,401,821     1,260,539     2,353,561
       Hartford Small Company HLS Fund                                 568,820,108    20,050,313    36,536,302
       Hartford MidCap HLS Fund                                        806,110,002    32,924,707    46,139,565
       Hartford International Capital Appreciation HLS Fund             24,118,394     2,543,705       857,082
       Hartford Capital Appreciation HLS Fund                        2,102,551,742    85,332,622   119,676,821
       Hartford Value Opportunities HLS Fund                             7,705,561       421,432       714,218
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  257,613,221    10,840,267    13,385,635
       Hartford Focus HLS Fund                                          49,446,080     2,030,885     4,978,066
       Hartford Global Leaders HLS Fund                                486,829,406    18,306,976    30,636,268
       Hartford International Opportunities HLS Fund                   871,796,148    32,748,357    57,145,362
       Hartford Stock HLS Fund                                       1,526,203,163    52,818,061    87,164,418
       Hartford Growth and Income HLS Fund                             543,989,058    19,064,139    39,587,736

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Index HLS Fund                                         655,365,428    32,199,054    43,273,145
       Hartford Value HLS Fund                                          83,945,143     2,891,870     6,670,488
       Hartford Dividend and Growth HLS Fund                         1,702,824,511    68,604,583   106,444,184
       Hartford Global Advisers HLS Fund                               306,673,906     8,931,258    17,176,333
       Hartford Advisers HLS Fund                                    4,956,039,892   176,929,632   312,797,939
       Hartford High Yield HLS Fund                                    212,109,698     4,866,677    13,926,585
       Hartford Bond HLS Fund                                        1,423,980,882    61,833,389   102,450,226
       Hartford Mortgage Securities HLS Fund                           364,111,117    33,142,486    20,948,920
       Hartford U.S. Government Securities HLS Fund                     13,750,988     1,347,427     1,634,355
       Hartford Money Market HLS Fund                                1,759,088,936   130,803,139   143,190,372

   I. Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Communications HLS Fund                          14,753,101     1,036,883     2,154,519
       Hartford Global Financial Services HLS Fund                      22,163,187     1,041,303     1,065,640
       Hartford Global Health HLS Fund                                 168,119,160     8,045,250    11,397,916
       Hartford Global Technology HLS Fund                             197,987,170     8,784,930    17,129,473
       Hartford International Small Company HLS Fund                    11,090,317     1,028,782       375,043
       Hartford SmallCap Growth HLS Fund                                14,024,869       798,815     1,170,785
       Hartford Growth Opportunities HLS Fund                           28,089,881     1,592,084     2,333,957
       Hartford Small Company HLS Fund                                 562,193,196    26,239,949    36,973,579
       Hartford MidCap HLS Fund                                        796,815,830    39,712,337    48,646,107
       Hartford International Capital Appreciation HLS Fund             23,989,647     2,672,453       857,082
       Hartford Capital Appreciation HLS Fund                        2,080,964,567   105,799,573   120,797,044
       Hartford Value Opportunities HLS Fund                             7,585,156       520,854       735,200
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  254,425,818    13,271,455    14,141,850
       Hartford Focus HLS Fund                                          49,047,033     2,128,478     5,279,519
       Hartford Global Leaders HLS Fund                                480,723,026    25,086,456    29,963,168
       Hartford International Opportunities HLS Fund                   864,123,020    39,827,351    57,739,496
       Hartford Stock HLS Fund                                       1,507,022,839    67,901,565    91,261,238
       Hartford Growth and Income HLS Fund                             538,277,302    24,308,925    40,054,705
       Hartford Index HLS Fund                                         646,838,262    38,445,986    45,553,379
       Hartford Value HLS Fund                                          83,746,777     3,285,050     6,475,673
       Hartford Dividend and Growth HLS Fund                         1,684,668,760    86,957,948   106,246,569
       Hartford Global Advisers HLS Fund                               303,503,014    12,100,505    17,177,978
       Hartford Advisers HLS Fund                                    4,916,823,584   214,025,903   314,917,976
       Hartford High Yield HLS Fund                                    207,741,838     8,769,401    14,391,721
       Hartford Bond HLS Fund                                        1,407,096,821    80,909,708   100,257,968
       Hartford Mortgage Securities HLS Fund                           360,745,552    35,924,466    21,532,505
       Hartford U.S. Government Securities HLS Fund                     13,594,940     1,466,172     1,671,658
       Hartford Money Market HLS Fund                                1,732,349,081   155,622,876   145,110,490

   J. Proposal to eliminate the fundamental policy regarding the diversification of investments.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford International Small Company HLS Fund                    10,833,218     1,399,283       261,641
       Hartford SmallCap Growth HLS Fund                                13,991,166       821,091     1,182,213
       Hartford Growth Opportunities HLS Fund                           27,807,330     1,756,341     2,452,251
       Hartford Small Company HLS Fund                                 559,986,374    28,682,248    36,738,102
       Hartford MidCap HLS Fund                                        797,382,176    40,839,461    46,952,637
       Hartford International Capital Appreciation HLS Fund             23,889,348     2,772,751       857,082
       Hartford Capital Appreciation HLS Fund                        2,069,411,622   116,469,705   121,679,858
       Hartford Value Opportunities HLS Fund                             7,524,328       585,327       731,555
       Hartford Growth HLS Fund                                            452,538            --            --
       Hartford MidCap Value HLS Fund                                  253,386,580    13,792,128    14,660,415
       Hartford Global Leaders HLS Fund                                478,125,109    26,692,090    30,955,451
       Hartford International Opportunities HLS Fund                   862,661,094    41,090,181    57,938,592
       Hartford Stock HLS Fund                                       1,500,787,775    75,871,920    89,525,947
       Hartford Growth and Income HLS Fund                             537,212,807    23,801,749    41,626,377
       Hartford Index HLS Fund                                         646,573,808    40,074,901    44,188,918
       Hartford Value HLS Fund                                          83,404,365     3,427,665     6,675,470
       Hartford Dividend and Growth HLS Fund                         1,679,697,376    92,953,610   105,222,291

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Advisers HLS Fund                               301,876,967    13,370,810    17,533,720
       Hartford Advisers HLS Fund                                    4,887,855,155   237,883,717   320,028,592
       Hartford High Yield HLS Fund                                    207,327,064     9,655,402    13,920,493
       Hartford Bond HLS Fund                                        1,398,189,511    86,333,520   103,741,466
       Hartford Mortgage Securities HLS Fund                           360,566,489    37,027,582    20,608,452
       Hartford U.S. Government Securities HLS Fund                     13,479,122     1,537,109     1,716,539
       Hartford Money Market HLS Fund                                1,728,370,441   161,131,100   143,580,906

3. Proposal to convert the investment objectives of certain funds from fundamental to non-fundamental.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Health HLS Fund                                 166,694,285     9,928,673    10,939,368
       Hartford Global Technology HLS Fund                             198,152,284    10,455,066    15,294,224
       Hartford Small Company HLS Fund                                 554,675,531    30,973,811    39,757,381
       Hartford MidCap HLS Fund                                        791,064,461    46,210,323    47,899,491
       Hartford Capital Appreciation HLS Fund                        2,050,417,395   129,376,515   127,767,275
       Hartford Global Leaders HLS Fund                                478,926,688    26,537,784    30,308,178
       Hartford International Opportunities HLS Fund                   851,854,188    49,175,680    60,659,998
       Hartford Stock HLS Fund                                       1,491,882,686    81,289,554    93,013,402
       Hartford Growth and Income HLS Fund                             536,897,249    24,516,402    41,227,281
       Hartford Index HLS Fund                                         644,849,591    38,913,839    47,074,197
       Hartford Dividend and Growth HLS Fund                         1,660,639,278   100,571,476   116,662,523
       Hartford Global Advisers HLS Fund                               301,685,373    13,604,169    17,491,955
       Hartford Advisers HLS Fund                                    4,841,453,040   261,501,206   342,813,218
       Hartford High Yield HLS Fund                                    206,907,217     9,546,476    14,449,267
       Hartford Bond HLS Fund                                        1,392,946,026    85,319,925   109,998,545
       Hartford Mortgage Securities HLS Fund                           357,378,079    39,721,924    21,102,521
       Hartford Money Market HLS Fund                                1,713,118,982   164,274,437   155,689,028

4. Proposal to reorganize certain funds from Maryland corporations into new series of Hartford Series Fund, Inc.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Small Company HLS Fund                                 566,493,505    20,658,335    38,254,883
       Hartford Capital Appreciation HLS Fund                        2,104,029,556    79,973,279   123,558,349
       Hartford MidCap HLS Fund                                        808,560,838    30,801,293    45,812,144
       Hartford International Opportunities HLS Fund                   874,812,009    30,195,770    56,682,088
       Hartford Stock HLS Fund                                       1,523,218,595    52,077,292    90,889,755
       Hartford Index HLS Fund                                         662,946,777    23,111,393    44,779,457
       Hartford Dividend and Growth HLS Fund                         1,707,213,583    63,490,644   107,169,051
       Hartford Global Advisers HLS Fund                               306,109,816     9,187,210    17,484,471
       Hartford Advisers HLS Fund                                    4,963,034,753   162,452,872   320,279,838
       Hartford Bond HLS Fund                                        1,430,633,955    56,137,806   101,492,736
       Hartford Mortgage Securities HLS Fund                           367,674,161    30,403,544    20,124,818
       Hartford Money Market HLS Fund                                1,770,203,936   120,912,942   141,965,568

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     a) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.